As filed with the Securities and Exchange Commission on April 30, 2004
                                                              File No. 033-06793
                                                                       811-04721
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ________________________

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
       Pre-Effective Amendment No.                                           [ ]
       Post-Effective Amendment No. 26                                       |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
       Amendment No.  3                                                      |X|

                        (Check appropriate box or boxes.)
                            ________________________

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                           (Exact Name of Registrant)

                            ________________________

                         PHOENIX LIFE INSURANCE COMPANY

                               (Name of Depositor)

                            ________________________

               One American Row, Hartford, Connecticut 06102-5056
         (Address of Depositor's Principal Executive Offices) (Zip Code)
                                 (800) 447-4312
               (Depositor's Telephone Number, including Area Code)

                            ________________________

                              John R. Flores, Esq.
                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, CT 06102-5056
                     (Name and Address of Agent for Service)

                            ________________________

   It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
   |X| on May 1, 2004 pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ] on pursuant to paragraph (a)(1) of Rule 485
   If appropriate, check the following box:
   [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                            ________________________

================================================================================

                                     PART A

                                                                     [VERSION A]
                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2004

The Phoenix Edge(R) is a single premium fixed and variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured person dies. You may allocate policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account ("Separate Account"). The subaccounts purchase shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
   >   Phoenix-Aberdeen International Series
   >   Phoenix-AIM Mid-Cap Equity Series
   >   Phoenix-Alliance/Bernstein Enhanced Index Series
   >   Phoenix-Alliance/Bernstein Growth + Value Series
   >   Phoenix-Duff & Phelps Real Estate Securities Series
   >   Phoenix-Engemann Capital Growth Series
   >   Phoenix-Engemann Small & Mid-Cap Growth Series
   >   Phoenix-Goodwin Money Market Series
   >   Phoenix-Goodwin Multi-Sector Fixed Income Series
   >   Phoenix-Goodwin Multi-Sector Short Term Bond Series

   >   Phoenix-Kayne Rising Dividends Series

   >   Phoenix-Kayne Small-Cap Quality Value Series
   >   Phoenix-Lazard International Equity Select Series
   >   Phoenix-Lazard Small-Cap Value Series
   >   Phoenix-Lazard U.S. Multi-Cap Series
   >   Phoenix-Lord Abbett Bond-Debenture Series
   >   Phoenix-Lord Abbett Large-Cap Value Series
   >   Phoenix-Lord Abbett Mid-Cap Value Series
   >   Phoenix-MFS Investors Growth Stock Series
   >   Phoenix-MFS Investors Trust Series
   >   Phoenix-MFS Value Series
   >   Phoenix-Northern Dow 30 Series
   >   Phoenix-Northern Nasdaq-100 Index(R) Series
   >   Phoenix-Oakhurst Growth and Income Series

   >   Phoenix-Oakhurst Strategic Allocation Series
   >   Phoenix-Oakhurst Value Equity Series

   >   Phoenix-Sanford Bernstein Global Value Series
   >   Phoenix-Sanford Bernstein Mid-Cap Value Series
   >   Phoenix-Sanford Bernstein Small-Cap Value Series
   >   Phoenix-Seneca Mid-Cap Growth Series
   >   Phoenix-Seneca Strategic Theme Series
   >   Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
   >   AIM V.I. Capital Appreciation Fund
   >   AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
   >   Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   >   Federated Fund for U.S. Government Securities II
   >   Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
   >   VIP Contrafund(R) Portfolio
   >   VIP Growth Opportunities Portfolio
   >   VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   >   Mutual Shares Securities Fund
   >   Templeton Developing Markets Securities Fund *
   >   Templeton Foreign Securities Fund
   >   Templeton Global Asset Allocation Fund *
   >   Templeton Growth Securities Fund

THE RYDEX VARIABLE TRUST
------------------------
   >   Rydex Variable Trust Juno Fund
   >   Rydex Variable Trust Nova Fund
   >   Rydex Variable Trust Sector Rotation Fund


SCUDDER INVESTMENTS VIT FUNDS - CLASS A
---------------------------------------

   >   Scudder VIT EAFE(R) Equity Index Fund
   >   Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
   >   Technology Portfolio

WANGER ADVISORS TRUST
---------------------

   >   Wanger International Select

   >   Wanger International Small Cap

   >   Wanger Select

   >   Wanger U.S. Smaller Companies

* Not available for new investors

It is important for you to understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You should also know if a replacement will result in any income taxes. It may not be in your best interest to buy this policy in exchange for an existing life insurance policy or annuity contract.

The policy is not a deposit nor is it an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured nor endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy value and possible loss of principal invested or premiums paid.


The U.S. Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Read and keep this prospectus for future reference.


IF YOU HAVE ANY QUESTIONS,      [LOGO OF LETTER] PHOENIX VARIABLE PRODUCTS MAIL
    PLEASE CONTACT US AT:                            OPERATIONS ("VPMO")
                                                 PO Box 8027
                                                 Boston, MA 02266-8027
                             [LOGO OF TELEPHONE] VARIABLE AND UNIVERSAL LIFE
                                                     ADMINISTRATION ("VULA")
                                                 800/541-0171

                                TABLE OF CONTENTS


Heading                                                 Page
-------------------------------------------------------------
RISK/BENEFIT SUMMARY .................................     3
   Policy Benefits ...................................     3
   Policy Risks ......................................     3
FEE TABLES ...........................................     4
   Transaction Fees ..................................     4
   Periodic Charges Other the Fund Operating Expenses.     5
   Minimum and Maximum Fund Operating Expenses........     5
PHOENIX LIFE INSURANCE COMPANY .......................     8
PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT .........     8
   Valuation Date.....................................     8
   Performance History ...............................     8
VOTING RIGHTS ........................................     8
THE GUARANTEED INTEREST ACCOUNT ......................     9
CHARGES AND DEDUCTIONS................................     9
   General ...........................................     9
   Periodic Charges ..................................     9
   Conditional Charges ...............................    10
   Charge Reductions .................................    10
THE POLICY ...........................................    10
   Contract Rights: Owner, Insured, Beneficiary ......    10
   Contract Limitations...............................    11
   Purchasing a Policy................................    11
GENERAL ..............................................    12
   Postponement of Payments ..........................    12
   Optional Insurance Benefits .......................    12
PAYMENT OF PROCEEDS ..................................    12
   Surrender and Death Benefit Proceeds ..............    12
   Death Benefit .....................................    12
   Payment Options ...................................    13
   Surrenders.........................................    13
   Transfer of Policy Value...........................    14
   Disruptive Trading and Market Timing...............    14
   Policy Loans.......................................    15
   Lapse..............................................    16
FEDERAL INCOME TAX CONSIDERATIONS ....................    16
   Introduction.......................................    16
   Income Tax Status..................................    16
   Policy Benefits....................................    16
   Business-Owned Policies............................    17
   Modified Endowment Contracts ......................    17
   Limitations on Unreasonable Mortality and Expense
     Charges..........................................    18
   Qualified Plans....................................    18
   Diversification Standards..........................    18
   Change of Ownership or Insured or Assignment.......    19
   Other Taxes........................................    19
   Withholding........................................    19
FINANCIAL STATEMENTS..................................    19
APPENDIX A - INVESTMENT OPTIONS.......................   A-1
   Investment Type....................................   A-1
   Advisors...........................................   A-2
   Subadvisors........................................   A-3

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------
This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.


This prospectus is a disclosure document which summarizes your rights under the insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance policy. You should read your insurance policy carefully.


POLICY BENEFITS

DEATH BENEFITS

The Phoenix Edge(R) is a single premium fixed and variable universal life insurance policy. The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the person insured under the policy dies.


The policy's death benefit is equal to the target face amount during the first month, and varies based on investment performance thereafter.

You may elect the Minimum Face Amount Rider with this policy. When you elect this Rider, the minimum face amount becomes the minimum death benefit beginning in the second policy month.

LOANS AND SURRENDERS

Generally, you may take loans against 75% of your policy's cash surrender value during the first three policy years, and up to 90% of your policy's cash surrender value thereafter.


You may surrender all or part of this policy anytime for any amount up to its cash surrender value. We may impose a surrender charge.

TEMPORARY INSURANCE COVERAGE
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

YOUR RIGHT TO CANCEL THE POLICY

You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.


POLICY RISKS

VARIATIONS
The policy must comply with laws and regulations in every state where we sell it. Therefore, some policy terms may vary from state to state.

SUITABILITY RISK

Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. A sales charge, premium tax charges and an issue administration fee are assessed at issue and deducted over the first ten policy years and all unpaid charges will be due upon surrender. Therefore, it may not be appropriate for you to purchase a policy if you foresee the need to surrender it for its policy value during the first several policy years.


TAX EFFECTS
As a modified single premium variable life insurance policy, your ability to make additional premium payments beyond the initial payment is limited.

Most modified single premium life insurance policies are considered modified endowment contracts for federal income tax purposes. Therefore, income tax plus a 10% penalty could apply to any surrenders, withdrawals or loans, and also if you pledge or assign the policy.


Current federal income tax law does not generally tax death benefits. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.


RISK OF LAPSE
Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

If you elect the Minimum Face Amount Rider it may result in higher cost of insurance deductions, depending on the minimum face amount and investment performance. Electing the Rider could therefore have a negative impact on policy value and increase the risk of policy lapse. Withdrawals, loans and associated loan interest can also negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK
A comprehensive discussion of the risks of each fund purchased by a subaccount of the Separate Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.

THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FEE TABLES
--------------------------------------------------------------------------------
                                TRANSACTION FEES
--------------------------------------------------------------------------------


CHARGE                              WHEN DEDUCTED                      MAXIMUM AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------------
SALES LOAD(1)                       This charge is assessed at         1% of the initial single premium.
                                    issue and 1/120th is deducted
                                    monthly on each monthly
                                    calculation day for the first
                                    ten policy years and any unpaid
                                    charge will be deducted upon
                                    policy surrender.
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE(1)            This charge is assessed at         5.5% of the initial single premium.
                                    issue and 1/120th is deducted
                                    monthly on each monthly
                                    calculation day for the first
                                    ten policy years and any unpaid
                                    charge will be deducted upon
                                    policy surrender.
-----------------------------------------------------------------------------------------------------------------------------------
PREMIUM TAX(1)                      This charge is assessed at         Up to 3.50% of the initial single premium depending on
                                    issue and 1/120th is deducted      your state of residence(2).
                                    monthly on each monthly
                                    calculation day for the first
                                    ten policy years and any unpaid
                                    charge will be deducted upon
                                    policy surrender.
-----------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE                    No charge.                         There is no surrender charge, but any unpaid acquisition
                                                                       expense(1) will be deducted upon surrender and the policy
                                                                       value will be reduced by any outstanding loans and loan
                                                                       interest.
-----------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER CHARGE            Upon partial surrender.            There is no partial surrender charge, but a proportional
                                                                       amount of any unpaid acquisition expense(1) will be deducted upon a partial surrender.
-----------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE               Upon Partial Surrender.            2% of surrender amount(2).
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                     Upon Transfer.                     At present, we do not charge for transfers between
                                                                       investment options, but we reserve the right to charge up
                                                                       to $10 per transfer after the first two transfers in any
                                                                       given policy year.
-----------------------------------------------------------------------------------------------------------------------------------

(1) We assess an "acquisition expense charge" on the issue premium when we issue the policy and rather than deduct it all at once, charge a fraction (1/120th) over the first ten policy years. This charge consists of the Sales Load, Administrative Charge and Premium Tax. We will deduct any unpaid portion of this charge from a full surrender, and a proportional fraction of any unpaid charge from a partial surrender. See "Charges and Deductions."

(2) We limit this charge to a maximum of $25. See "Charges and Deductions."

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


------------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED                                    AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(1)             On each monthly              We charge $0.05 - $24.86 per $1,000 of amount at risk(2) each month.
  Minimum and Maximum Charges     calculation day.

  Example for a male age 45
  in the nonsmoker premium class.                             We would charge $0.14 per $1,000 of amount at risk(2) per month. We will increase this charge as he ages.
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK       On each monthly              0.50%, on an annual basis, of average daily net assets of
CHARGE(3)                        calculation day.             investments in the subaccounts.
------------------------------------------------------------------------------------------------------------------------------------
Other Tax Charges                When we become liable for    We currently do not charge for taxes, however we reserve the right to
                                 taxes.                       impose a charge should we become liable for taxes in the future.
                                                              Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of subaccount values.
------------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST RATE CHARGED(4)    Interest accrues daily and   The net cost to the policy value is 0.75% of the loan balance on an
                                 is due on each policy        annual basis.
                                 anniversary. If not paid
                                 on that date, we will
                                 treat the accrued interest
                                 as another loan against
                                 the policy.
------------------------------------------------------------------------------------------------------------------------------------
                                                           OPTIONAL INSURANCE BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM FACE AMOUNT RIDER        On each Monthly              There is no separate charge for the rider, but there is a possible
                                 Calculation Day only to      increase in the Cost of Insurance, since the rider could potentially
                                 the extent the rider         increase the amount at risk(2).
                                 increases the amount
                                 at risk(2).
------------------------------------------------------------------------------------------------------------------------------------
  Minimum and Maximum Charges                                 We charge $0.05 - $24.86 per $1,000 of the increase in the amount at risk(2) over cost of insurance for a policy without the rider, each month.

  Example for a male age 45                                   We would charge $0.14 per $1,000 of the increase amount at risk2
  in the nonsmoker premium                                    over cost of insurance for a policy without the rider, each month.
  class.
------------------------------------------------------------------------------------------------------------------------------------

(1) Cost of insurance charges will vary according to age, gender, premium class, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested. " See Charges and Deductions."

(2) The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value. See " Charges and Deductions."

(3) We do not deduct this charge from investments in the Guaranteed Interest Account. See " Charges and Deductions."

(4) The net cost to the policy is the difference between the 8% rate we charge the outstanding loan and the 7.25% rate that we credit the equal amount transferred to the loaned portion of the Guaranteed Interest Account. See " Policy Loans."


THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                   MINIMUM AND MAXIMUM FUND OPERATING EXPENSES


                                                                                Minimum                           Maximum

Total Annual Fund Operating Expenses(1)                                          0.30%              -              5.73%
(expenses that are deducted from a fund's assets,
including management fees, distribution and/or
12b-1 fees, and other expenses)


(1) The total and net fund operating expenses for each available investment portfolio are given in the following tables.

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/03)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Rule
                                                            Investment      12b-1      Other Operating        Total Annual Fund
                        Series                            Management Fee    Fees           Expenses               Expenses
-----------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                0.75%          N/A             0.32%                  1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                    0.85%          N/A             1.42%(3)               2.27%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                     0.45%          N/A             0.29%(2)               0.74%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                     0.85%          N/A             1.80%(3)               2.65%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                  0.75%          N/A             0.32%                  1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                               0.66%          N/A             0.19%                  0.85%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                       0.90%          N/A             0.83%(4)               1.73%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                  0.40%          N/A             0.19%                  0.59%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                     0.50%          N/A             0.24%                  0.74%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                  0.50%(6)       N/A             1.06%(2,7)             1.56%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                0.70%          N/A             1.67%(1)               2.37%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                         0.90%          N/A             4.83%(1)               5.73%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                    0.90%          N/A             1.13%(1)               2.03%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                                0.90%          N/A             2.43%(1)               3.33%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                                 0.80%          N/A             3.92%(1)               4.72%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                            0.75%          N/A             1.77%(1)               2.52%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                           0.75%          N/A             1.10%(1)               1.85%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                             0.85%          N/A             2.32%(1)               3.17%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                            0.75%          N/A             0.42%(3)               1.17%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                   0.75%          N/A             3.17%(3)               3.92%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                             0.75%          N/A             0.88%(3)               1.63%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                       0.35%          N/A             0.66%(3)               1.01%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                          0.35%          N/A             1.10%(3)               1.45%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                            0.70%          N/A             0.31%(3)               1.01%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                         0.58%          N/A             0.19%                  0.77%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Value Equity                                 0.70%          N/A             0.32%(3)               1.02%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                        0.90%          N/A             1.11%(3)               2.01%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                       1.05%          N/A             0.32%(3)               1.37%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                     1.05%          N/A             0.47%(3)               1.52%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                 0.80%          N/A             0.36%(4)               1.16%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                0.75%          N/A             0.30%                  1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth                0.85%          N/A             2.89%(1)               3.74%(8)
-----------------------------------------------------------------------------------------------------------------------------------

  (1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.15% of the series' average net assets.
  (2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.20% of the series' average net assets.
  (3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.25% of the series' average net assets.
  (4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.35% of the series' average net assets.
  (5) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.40% of the series' average net assets.
  (6) The advisor voluntarily agreed to waive this series' investment management fee through May 31, 2004.
  (7) The series' other operating expenses have been annualized based on actual operating expenses for the period ended December 31, 2003.
  (8) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                                   Net Annual
                                                                   ----------
                                               Reimbursements         Fund
                                               --------------         ----
                    Series                        & Waivers         Expenses
                    ------                        ---------         --------
Phoenix-AIM Mid-Cap Equity                         (1.17%)            1.10%
Phoenix-Alliance/Bernstein Enhanced Index          (0.09%)            0.65%
Phoenix-Alliance/Bernstein Growth + Value          (1.55%)            1.10%
Phoenix-Engemann Small & Mid-Cap Growth            (0.48%)            1.25%
Phoenix-Goodwin Multi-Sector Short Term Bond(9)    (0.86%)            0.70%
Phoenix-Kayne Rising Dividends                     (1.52%)            0.85%
Phoenix-Kayne Small-Cap Quality Value              (4.68%)            1.05%
Phoenix-Lazard International Equity Select         (0.98%)            1.05%
Phoenix-Lazard Small-Cap Value                     (2.28%)            1.05%
Phoenix-Lazard U.S. Multi-Cap                      (3.77%)            0.95%
Phoenix-Lord Abbett Bond-Debenture                 (1.62%)            0.90%
Phoenix-Lord Abbett Large-Cap Value                (0.95%)            0.90%
Phoenix-Lord Abbett Mid-Cap Value                  (2.17%)            1.00%
Phoenix-MFS Investors Growth Stock                 (0.17%)            1.00%
Phoenix-MFS Investors Trust                        (2.92%)            1.00%
Phoenix-MFS Value                                  (0.63%)            1.00%
Phoenix-Northern Dow 30                            (0.41%)            0.60%
Phoenix-Northern Nasdaq-100 Index(R)               (0.85%)            0.60%
Phoenix-Oakhurst Growth and Income                 (0.06%)            0.95%
Phoenix-Oakhurst Value Equity                      (0.07%)            0.95%
Phoenix-Sanford Bernstein Global Value             (0.86%)            1.15%
Phoenix-Sanford Bernstein Mid-Cap Value            (0.07%)            1.30%
Phoenix-Sanford Bernstein Small-Cap Value          (0.22%)            1.30%
Phoenix-Seneca Mid-Cap Growth                      (0.01%)            1.15%
Phoenix-State Street Research Small-Cap Growth     (2.74%)            1.00%

(9) These rates recognize that, effective June 1, 2004, the investment management fee will no longer be waived. Before June 1, 2004, these rates are (1.36%) and 0.20%, respectively.


(NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Net Annual
                                                                  Rule                                               Fund Expenses
                                                   Investment  12b-1 or      Other                    Contractual        After
                                                   Management   Service    Operating   Total Annual  Reimbursements  Reimbursements
                     Series                           Fee         Fees     Expenses   Fund Expenses    & Waivers       & Waivers
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%        N/A        0.24%         0.85%         (0.00%)         0.85%
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%        N/A        0.24%         0.85%         (0.00%)         0.85%
------------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND - CLASS O SHARES
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%        N/A        0.12%         0.97%         (0.00%)         0.97%
------------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%       0.25%(1)    0.12%         0.97%           ---            ---(12)
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary         0.60%       0.25%(1)    0.15%         1.00%           ---            ---(12)
Shares
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio(2)                        0.58%       0.10%       0.09%         0.77%           ---            ---(12)
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio(2)                0.58%       0.10%       0.14%         0.82%           ---            ---(12)
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio(3)                              0.58%       0.10%       0.09%         0.77%           ---            ---(12)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60%       0.25%(4)    0.20%         1.05%         (0.00%)         1.05%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         1.25%       0.25%       0.30%         1.80%         (0.00%)         1.80%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    0.69%(5)    0.25%       0.22%         1.16%         (0.04%)         1.12%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund               0.61%(5)    0.25%       0.21%         1.07%         (0.01%)         1.06%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund(6)                  0.81%       0.25%(4)    0.07%         1.13%         (0.00%)         1.13%
------------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund(7)                    0.90%        N/A        0.79%         1.69%         (0.00%)         1.69%
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                       0.75%        N/A        0.79%         1.54%         (0.00%)         1.54%
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund            0.90%        N/A        0.80%         1.70%         (0.00%)         1.70%
------------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS - CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)Equity Index Fund(8)              0.45%        N/A        0.64%         1.09%         (0.44%)         0.65%
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund(9)                 0.20%        N/A        0.10%         0.30%         (0.00%)         0.30%
------------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio(10)                             0.80%        N/A        0.53%         1.33%           ---            ---(12)
------------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select(11)                      1.00%        N/A        0.54%         1.54%         (0.09%)         1.45%
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       1.22%        N/A        0.19%         1.41%         (0.00%)         1.41%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                        0.95%        N/A        0.20%         1.15%         (0.00%)         1.15%
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                        0.93%        N/A        0.06%         0.99%         (0.00%)         0.99%
------------------------------------------------------------------------------------------------------------------------------------

 (1)  The fund has voluntarily agreed to waive this service fee.
 (2) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
 (3) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. These offsets may be discontinued at any time.
 (4) While the maximum amount payable under the fund's Rule 12b-1 plan is 0.35% per year of the fund's average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year.
 (5) The advisor has contractually agreed to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the fund's Board of Trustees and an order by the SEC. After such reductions, the management fees are 0.65% for the Templeton Foreign Securities Fund and 0.60% for the Templeton Global Asset Allocation Fund.
 (6) The fund administration fee is paid indirectly through the investment management fee.
 (7)  The funds' operating expenses have been annualized.
 (8) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of 0.65% of the average daily net assets until April 30, 2005.
 (9) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of 0.30% of the average daily net assets until April 30, 2005.
 (10) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
 (11) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2005.
 (12) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                      Series                        Non-contractual Reimbursements & Waivers      Net Annual Fund Expenses
                      ------                        ----------------------------------------      ------------------------
Federated Fund for U.S. Government Securities II                    (0.25%)                                0.72%
Federated High Income Bond Fund II - Primary Shares                 (0.25%)                                0.75%
VIP Contrafund(R)Portfolio                                          (0.02%)                                0.75%
VIP Growth Opportunities Portfolio                                  (0.02%)                                0.80%
VIP Growth Portfolio                                                (0.03%)                                0.74%
Technology Portfolio                                                (0.18%)                                1.15%


  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Phoenix Life Insurance Company is a New York stock life insurance company incorporated May 1, 1851, and is a wholly owned subsidiary of The Phoenix Companies, Inc., a Delaware corporation. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive and administrative office is at One American Row in Hartford, Connecticut and our statutory home office is at 10 Krey Boulevard in East Greenbush, New York. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

Throughout this prospectus we will refer to Phoenix Life Insurance Company as "Phoenix" and in the first person (i.e. as "we", "us", "our", "Company").



PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
--------------------------------------------------------------------------------
We established the Separate Account as a separate account of Phoenix on June 17, 1985 in accordance with New York law. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC not supervise the Separate Account's management, investment practices or policies, nor those of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every valuation day that the New York Stock ("NYSE") Exchange is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment type is given in Appendix A.

Under Connecticut law, all income, gains or losses whether or not realized of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses, whether or not realized, from any other business or activity of PLIC. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that PLIC may conduct. The Separate Account has several subaccounts that invest in underlying mutual funds. Obligations under the contracts are obligations of PLIC.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Separate Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.

VALUATION DATE
A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and PHL Variable is open for business. However, transaction processing may be postponed for the following reasons

1. the NYSE is closed or may have closed early;
2. the SEC has determined that a state of emergency exists; or
3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time). The NYSE is scheduled to be closed on the following days:

---------------------------------------------------------
New Year's Day                   Independence Day
---------------------------------------------------------
Martin Luther King, Jr. Day      Labor Day
---------------------------------------------------------
Washington's Birthday            Thanksgiving Day
---------------------------------------------------------
Good Friday                      Christmas Day
---------------------------------------------------------
Memorial Day
---------------------------------------------------------


PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.

VOTING RIGHTS
--------------------------------------------------------------------------------
We legally own all fund shares held by the subaccounts; however we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

 1) the election of the fund's Trustees;

 2) the ratification of the independent accountants for the fund;

 3) approval or amendment of investment advisory agreements;

 4) a change in fundamental policies or restrictions of the series; and

 5) any other matters requiring a shareholder vote.


You may obtain any available fund's prospectus by contacting us at the address and telephone number given on page one.


THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.


We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

>   First Year:     25% of the total value
>   Second Year:    33% of remaining value
>   Third Year:     50% of remaining value
>   Fourth Year:    100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.


Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission ("SEC") has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing the insurance benefits.

PERIODIC CHARGES

DAILY CHARGES
> MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

    We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

    We also assume other risks associated with issuing the policies, such as incurring greater than expected costs incurred due to policy loans.

    If the expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.


    Every business day we deduct a charge from amounts allocated to the Separate Account at an annualized rate of 0.50%. We do not deduct a Mortality and Expense Risk Charge from policy value in the Guaranteed Interest Account, for either the loaned or non-loaned portion.


> LOAN INTEREST CHARGED. We charge your policy for outstanding loans as illustrated in the tables below. As shown, the rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. The difference is to compensate us for costs associated with administering the loans.

    ----------------------------------------------------------
     LOAN INTEREST RATE        RATE WE CREDIT THE LOANED
     CHARGED                   PORTION OF THE GUARANTEED
                               INTEREST ACCOUNT
    ----------------------------------------------------------
               8%                          7.25%
    ------------------------- --------------------------------

    Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

> FUND CHARGES. As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in Appendix A.

    These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

MONTHLY CHARGES
We make monthly deductions on each monthly calculation day from the subaccounts and the non-loaned portion of the Guaranteed Interest Account according to your specified allocation schedule. You initially choose this schedule in your application, but can change it later. Should any of the investment options on your schedule become depleted, we will proportionally increase the deduction from the remaining investment options.

> COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured persons' gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the actual monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary (" CSO") Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time. We currently insure lives as either standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.


> ACQUISITION EXPENSE. We assess a charge on the issue premium, and deduct a pro rata portion each month over the first ten policy years. We will deduct any unpaid Acquisition Expense from the policy value if you surrender the policy before this expense is fully paid. The charge consists of three components:


    1) A Sales Charge of 1.0% of the premium paid designed to compensate Phoenix for the distribution expenses we incur in issuing the policy, such as, sales commissions, sales materials and advertising costs.

    2) A Tax Charge of up to 4%, depending on your state of residence, of the premium, designed to pay the premium taxes assessed by various states, counties and municipalities.

    3) An Administration Charge of 5.5% of the premium paid designed to compensate Phoenix for the underwriting and start-up expenses associated with issuing a policy.

> COST OF OPTIONAL INSURANCE BENEFITS. The Phoenix Edge(R)policy has one rider available. This option is available only if approved in your state.

    > Minimum Face Amount Rider. If you elect this rider, you will designate a "Minimum Face Amount" which cannot be greater than the target face amount at issue. The minimum face amount will become the minimum death benefit we will pay after the first policy month. This rider may increase the cost of insurance charge we deduct since it may increase the amount we have at risk for the policy.

CONDITIONAL CHARGES
We impose some other charges only if certain events occur:

> PARTIAL SURRENDER FEE. If you withdraw part of your policy's value, we will deduct an additional charge of 2% of the withdrawal amount from your policy value, up to a maximum of $25.


> ADDITIONAL PREMIUM TAX CHARGE. If we permit any additional premium payments, we will assess a charge of up to 4%, depending on your state of residence, of each payment. We deduct this charge monthly over the ten years following the premium payment. Any unpaid charge will be deducted from the policy value if you surrender the policy.


> TRANSFER CHARGE. Currently we do not charge for transfers between subaccounts, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year.


> OTHER TAX CHARGES. Currently no charge is made to the Separate Account for state or federal income taxes that may be attributable to the premiums or the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to premiums or the Separate Account.


CHARGE REDUCTIONS
We may reduce or eliminate charges we normally assess if we expect that the size or nature of a policy will lower our costs associated with the policy.

THE POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED
The insured is the person on whose life the policy is issued. You name this person in the application for the policy. We will not issue a policy if person to be insured is 75 or older. We will require that you provide evidence that the people to be insured are, in fact, insurable. This will usually require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VULA. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the person insured dies we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES
Underwriting is generally on a simplified basis, meaning that if you answer a series of questions favorably, and if your age and single premium fall within limits, then the policy will be issued. No additional medical information or tests will be necessary.

In some instances, depending on how you answer these questions, you may be subject to additional underwriting. We will accept payment with your application and allocate the premium as described below. We retain the right to refuse to process your application within seven days after we receive it. Should we decline to process your application, we will return the premium you paid. We retain the right to decline to issue your policy even if we have approved your application for processing. Should we decline to issue your policy, we will refund to you the same amount we would refund had the policy been returned during your "right to cancel" period.

ELIGIBLE PURCHASERS
You may purchase a policy on the life of any person as long as you have an insurable interest in the person to be insured and that person's consent. The person you insure must be less than 75 years old.

PREMIUM PAYMENT
The minimum premium of $10,000 is due on the policy date, and the person to be insured must be living at that time. You will have a limited ability to make additional premium payments.

We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We will apply the premium among your chosen investment options by purchasing subaccount units at the subaccount unit values next calculation after we receive your payment.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

ADDITIONAL PREMIUM PAYMENTS
If the variable death benefit on the first day of any policy year is less than the highest variable death benefit reached during the previous policy year, we will allow you 60 days to make limited an additional premium payments. Your additional premium may not exceed either A or B:

A) The amount that would increase the variable death benefit enough to match the highest variable death benefit reached during the previous policy year. We reduce this amount by the result of any partial withdrawal you may have taken during the previous policy year.

B) The premium payment that would increase the variable death benefit as of the beginning of the policy year, to the current target face amount.

The minimum premium payment we will accept during a grace period is the amount needed to prevent policy lapse.

PAYMENT BY CHECK
We may wait to credit your policy if you pay by check until your check has cleared your bank.

ALLOCATION OF PREMIUM

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Separate Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money

Market Subaccount is allocated among the subaccounts of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

Premium payments received during a grace period will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions.


POLICY REFUND
Should you exercise your right to cancel your policy, we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following:

1) the current policy value less any unpaid loans and loan interest as of the date we receive the returned policy; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

We will refund the premium paid less any unpaid loans and loan interest, and also less any partial surrenders taken from the policy if your policy was issued with the Temporary Money Market Amendment.


We retain the right to decline to process the completed application for insurance during the seven days after we receive it. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.


GENERAL
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
We may postpone payment of surrenders, partial withdrawals, policy loan or death benefits under certain circumstances. We may also postpone subaccount transfers under any of the following circumstances:

> We may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account.


> We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day); or

> When the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable.


Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS
The following rider may be available if approved in your state. We may make additional riders available in future.

> Minimum Face Amount Rider. This rider allows you to elect a minimum face amount which will be the minimum death benefit we will pay beginning in the second policy month. This rider may increase the amount Phoenix has at risk for the policy and thereby could result in a greater cost of insurance charge than would apply to a policy without the rider. The minimum face amount many not exceed the target face amount at issue.

    Electing this rider could have a negative effect on policy value and thereby increase the risk of policy lapse.

PARTIAL SURRENDER: EFFECT ON DEATH BENEFIT
A partial surrender decreases the variable death benefit by decreasing the policy value.

INCREASES OR DECREASES IN TARGET FACE AMOUNT
You may not increase or decrease the target face amount.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS

We will process death benefits and full or partial surrenders at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.


The cash surrender value is the maximum payable for surrender.

DEATH BENEFIT
The death benefit is the policy's variable death benefit, or the minimum face amount, if the Minimum Face Amount Rider is in force.

The variable death benefit is equal to the policy's cash value on the previous monthly calculation day, multiplied by the applicable "death benefit adjustment rate" on the previous monthly calculation day.

Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

DEATH BENEFIT ADJUSTMENT RATE
This rate assumes an interest rate ranging from 4% to 5% depending on the policy's initial premium and its target face amount. If the net investment rate of return (including the deduction of fees and charges) applied to the policy value exceeds the assumed interest rate, the variable death benefit will be greater than the target face amount. Conversely, if the net investment rate of return in less than the assumed rate, the variable death benefit will be less than the target face amount.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options. We may offer other payment options or alternative versions of these options in future. Your policy will have more information about the payment options.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless you have waived that right. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an irrevocable election.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

The minimum amount of surrender or death proceeds that may be applied under any payment option is $1,000.

PAYMENT OPTION 1--LUMP SUM
We pay all proceeds as one sum.

PAYMENT OPTION 2--LEFT TO EARN INTEREST
We pay interest on the principal for the beneficiary's lifetime. We guarantee an annual interest rate of at least 3%.

PAYMENT OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
We pay equal installments for a specified period whether the payee lives or dies. We make the first payment on the date of settlement. We guarantee an annual assumed interest rate on the unpaid balance of at least 3%.

PAYMENT OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
We will pay equal installments for the specified period certain, and continue to make payments as long as the payee lives. There is a choice of three period certains:

>   10 years; or
>   20 years; or
>   until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

We use an annual interest rate of 3 3/8% for fractions to compute payments for any life annuity with a period certain of less than 20 years. We use an annual interest rate of 3 1/4% to compute payments for any life annuity with a period certain of 20 years or more.

PAYMENT OPTION 5--LIFE ANNUITY
We pay equal installments to the payee for life beginning on the date of settlement. When the payee dies we will make no more payments of any kind. We will use a guaranteed annual interest rate of at least 3 1/2% to compute payments under this option.

PAYMENT OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
We pay equal installments out of the principal and interest on that principal until the principal remaining is less than the amount of the installment. We then make a final payment of the remaining principal and interest. We pay the first installment on the date of settlement. Payments will include interest on the remaining principal at a guaranteed annual rate of at least 3%. We will credit interest at the end of each year. Should the interest credited at the end of the year exceed the income payments made in the preceding 12 months, we will pay the excess in one sum.

PAYMENT OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
We pay equal installments beginning on the settlement date for a minimum of ten years continuing thereafter as long as either payee is alive. Should both payees die before the 10-year period certain ends, we will make the remaining payments to their beneficiaries.

The younger payee must be at least 40 years old. We will use a guaranteed annual interest rate of at least 3 3/8% to compute payments under this option.

SURRENDERS
You may take a full or partial surrender of your policy at any time as long as at least one insured person is living and the policy is in force. The amount available for surrender will be the cash surrender value at the end of the valuation period during which we receive the surrender request.


We generally pay a surrendered amount within seven days of receiving your written request in good order. You may choose to receive a surrendered amount in a lump sum or you may apply it to any of our available payment options. We may postpone surrender payments under certain circumstances.


FULL SURRENDERS
You may fully surrender your policy by sending the policy to us along with the written release and surrender of all claims in a form satisfactory to us at VPMO.

PARTIAL SURRENDERS AND FREE WITHDRAWALS
You may obtain a partial surrender of the policy's cash surrender value as long as the person insured is living and the policy is in force. We require you to send us a written request and may also require you to return the policy before we make payment. A partial surrender will be effective on the date we receive your written request or on the date we receive the policy. You may receive surrender proceeds under any of our available payment options.

We do not normally permit partial surrenders of less than $500. We may require you to surrender the entire value allocated to an investment option if the partial surrender would result in a value below $500 in that investment option.

You may choose in how we deduct a partial surrender and the associated partial surrender fee from among your investment options. If you do not choose, we will make the deductions in the same manner as for monthly deductions.

We will reduce your policy value by the sum of the partial surrender amount and the partial surrender fee.

TRANSFER OF POLICY VALUE

TRANSFERS

You may transfer your policy value among the available investment options and make changes to your premium payment allocations by either writing to VPMO or calling VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page one.) We will execute a written request the day we receive it at VPMO. We will execute telephone transfers on the day you make the request except as noted below.


We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.

TELEPHONE TRANSFERS

You may permit your registered representative to submit transfer requests on your behalf.


We will use reasonable procedures to confirm that telephone instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all telephone transfers. We may be liable for following unauthorized telephone instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that we reasonably believe to be genuine.

We may modify or terminate your telephone transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

TRANSFER RESTRICTIONS
We do not permit transfers of less than $500 unless either

> the entire balance in the subaccount or the Guaranteed Interest Account is being transferred; or

>   the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.

We reserve the right to limit you to 12 transfers per year, exclusive of any transfers made as part of a Systematic Transfer Program.


DISRUPTIVE TRADING AND MARKET TIMING
Your ability to make transfers among subaccounts under the Contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other Contract owners. These risks and harmful effects include:

> dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into the subaccount at prices that are below the true value or transfer out of the subaccount at prices that are higher than the true value;

> an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

>   increased brokerage and administrative expenses.

To protect our Contract owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures, which are described in greater detail in the Statement of Additional Information.


We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.

If your policy is issued with a Temporary Money Market Allocation Amendment, you may not make any transfers until your right to cancel the policy expires.

SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

>   $25 monthly
>   $75 quarterly
>   $150 semiannually
>   $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page 1). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page 1). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

POLICY LOANS

During the first three policy years, you may generally borrow up to 75% of your policy cash value. Thereafter, you may generally borrow against 90% of your policy's cash value. We will count any outstanding loans and loan interest toward that 90% limit. We do not generally allow loans of less than $500.


When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the "loaned portion" of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from your investment options for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as monthly deductions.

We charge interest on the loan at annual rates given below, compounded daily and payable in arrears:

-----------------------------------------------------------------
Interest Charged      Interest Credited        Net Cost
-----------------------------------------------------------------
   8%                      7.25%                 0.75%
-----------------------------------------------------------------

At the end of each policy year, all interest due will be treated as a new loan and will be offset by a transfer from your subaccounts and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 7.25%. We transfer interest from the loaned portion of the Guaranteed Interest Account to the non-loaned portion of the Guaranteed Interest Account at the end of each policy year, or when you repay a loan.

You may repay a loan at any time as long as the policy is in force and the insured person is living. We apply loan repayments first to pay any outstanding loan interest. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account and correspondingly increase the non-loaned portion of the Guaranteed Interest Account. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will apply the excess among the investment options according to your most recent premium allocation schedule on file.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

We will apply any payment we receive while you have outstanding loans to reduce loan interest and the loans, unless you designate it as a premium payment.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax under some circumstances.

A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from that of investment options. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable.

LAPSE
Payment of the issue premium, no matter how large or the payment of additional premiums will not guarantee the policy will remain in force. If you take a partial surrender, or take a loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.


If on any monthly calculation day, the policy value is less than the required monthly deduction, we will allow a grace period of 61 days for you to pay an amount equal to three times the required monthly deduction to keep the policy in force.


If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you a written notice at least 30 days before the policy will lapse.

The policy will continue in force during the grace period; however, we will not allow subaccount transfers, loans, full or partial surrenders. We apply any premium payment we receive during the grace period first to pay any monthly deductions due during the grace period. We will apply any excess premium according to your allocation schedule.

The death benefit during the grace period is equal to the death benefit immediately prior before grace period begins.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. For complete information on federal and state income tax considerations, an income tax advisor should be consulted.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

>   made on or after the taxpayer attains age 59 1/2;

>   attributable to the taxpayer's disability (within the meaning of Code
    Section 72(m)(7)); or

> part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an

Optional Insurance Benefit (described above), with the following two exceptions.

> First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

> Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

    > the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

    > the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

>   55% in any one investment

>   70% in any two investments

>   80% in any three investments

>   90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Separate Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

WITHHOLDING
We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
The financial statements of Phoenix Life Variable Universal Life Account (The Phoenix Edge(R)) at December 31, 2003 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page 1. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS

--------------------------------------------------------------------------------

INVESTMENT TYPE


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Investment Type
                                              --------------------------------------------------------------------------------------
                                                  Aggressive                                   Growth &
             Series                                 Growth        Conservative       Growth     Income       Income      Specialty
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Value Equity                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund          |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS


---------------------------------------------------------------------------------------------------------------------------------
                                                                               Advisors
                                            -------------------------------------------------------------------------------------
                                                                      Duff
                                             Phoenix     Phoenix    & Phelps                 Fred        Deutsche      Federated
                                            Investment   Variable   Investment    AIM        Alger        Asset        Investment
                                             Counsel,    Advisors,  Management  Advisors,  Management,  Management,    Management
      Series                                    Inc.        Inc.        Co.        Inc.        Inc.         Inc.         Company
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Value Equity                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth              |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Advisors
                                           -----------------------------------------------------------------------------------------
                                            Fidelity                Morgan
                                           Management  Franklin    Stanley            Templeton   Templeton   Templeton   Wanger
                                              and       Mutual    Investment  Rydex     Asset       Global   Investment    Asset
                                            Research   Advisers,  Management  Global  Management,  Advisors   Counsel,   Management,
       Series                                Company       LLC        Inc.    Advisors    Ltd.      Limited      Inc.        L.P.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Value Equity
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                   |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio            |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS


------------------------------------------------------------------------------------------------------------------------------------
                                                                          Subadvisors
                                         -------------------------------------------------------------------------------------------
                                                                                                 Kayne
                                                                                               Anderson
                                                 Aberdeen           AIM           Alliance      Rudnick       Lazard        Lord,
                                                   Fund            Capital        Capital      Investment      Asset        Abbett
                                                 Managers,        Management,    Management,   Management,   Management,    & Co.
          Series                                   Inc.              Inc.           L.P.          LLC           LLC          LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                                                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Subadvisors
                                         ------------------------------------------------------------------------------------------
                                                               Northern                              Seneca           State Street
                                                MFS              Trust           Engemann            Capital            Research &
                                              Investment      Investments,         Asset            Management,        Management
          Series                              Management         N.A.            Management           LLC                Company
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                                                    |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                                            |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock               |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                      |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                           |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                              |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                                                          |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                                                         |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap
Growth                                                                                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------------

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012


Additional information about The Phoenix Edge(R) (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2004, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.


Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.


Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com
5000

Investment Company Act File No. 811-04721

[logo] PHOENIX WEALTH MANAGEMENT(R)


L0132PR(C)2004 The Phoenix      [logo] Printed on recycled paper.           5-04
   Companies, Inc.

                                                                     [VERSION B]
                           THE PHOENIX EDGE(R) - SPVL

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY

PROSPECTUS                                                           MAY 1, 2004

     The Phoenix Edge(R) - SPVL is a modified single premium fixed and variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured person dies. You may allocate policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix life Variable Universal Life Account ("Separate Account"). The subaccounts purchase shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
   >   Phoenix-Aberdeen International Series
   >   Phoenix-AIM Mid-Cap Equity Series
   >   Phoenix-Alliance/Bernstein Enhanced Index Series
   >   Phoenix-Alliance/Bernstein Growth + Value Series
   >   Phoenix-Duff & Phelps Real Estate Securities Series
   >   Phoenix-Engemann Capital Growth Series
   >   Phoenix-Engemann Small & Mid-Cap Growth Series
   >   Phoenix-Goodwin Money Market Series
   >   Phoenix-Goodwin Multi-Sector Fixed Income Series
   >   Phoenix-Goodwin Multi-Sector Short Term Bond Series

   >   Phoenix-Kayne Rising Dividends Series

   >   Phoenix-Kayne Small-Cap Quality Value Series
   >   Phoenix-Lazard International Equity Select Series
   >   Phoenix-Lazard Small-Cap Value Series
   >   Phoenix-Lazard U.S. Multi-Cap Series
   >   Phoenix-Lord Abbett Bond-Debenture Series
   >   Phoenix-Lord Abbett Large-Cap Value Series
   >   Phoenix-Lord Abbett Mid-Cap Value Series
   >   Phoenix-MFS Investors Growth Stock Series
   >   Phoenix-MFS Investors Trust Series
   >   Phoenix-MFS Value Series
   >   Phoenix-Northern Dow 30 Series
   >   Phoenix-Northern Nasdaq-100 Index(R) Series
   >   Phoenix-Oakhurst Growth and Income Series

   >   Phoenix-Oakhurst Strategic Allocation Series
   >   Phoenix-Oakhurst Value Equity Series

   >   Phoenix-Sanford Bernstein Global Value Series
   >   Phoenix-Sanford Bernstein Mid-Cap Value Series
   >   Phoenix-Sanford Bernstein Small-Cap Value Series
   >   Phoenix-Seneca Mid-Cap Growth Series
   >   Phoenix-Seneca Strategic Theme Series
   >   Phoenix-State Street Research Small-Cap Growth Series

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------
   >   AIM V.I. Capital Appreciation Fund
   >   AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND - CLASS O SHARES
----------------------------------------
   >   Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   >   Federated Fund for U.S. Government Securities II
   >   Federated High Income Bond Fund II - Primary Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
-------------------------------------------------------
   >   VIP Contrafund(R) Portfolio
   >   VIP Growth Opportunities Portfolio
   >   VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   >   Mutual Shares Securities Fund
   >   Templeton Developing Markets Securities Fund *
   >   Templeton Foreign Securities Fund
   >   Templeton Global Asset Allocation Fund *
   >   Templeton Growth Securities Fund

THE RYDEX VARIABLE TRUST
------------------------
   >   Rydex Variable Trust Juno Fund
   >   Rydex Variable Trust Nova Fund
   >   Rydex Variable Trust Sector Rotation Fund


SCUDDER INVESTMENTS VIT FUNDS - CLASS A
---------------------------------------

   >   Scudder VIT EAFE(R) Equity Index Fund
   >   Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
--------------------------------------------------------
   >   Technology Portfolio

WANGER ADVISORS TRUST
---------------------

   >   Wanger International Select

   >   Wanger International Small Cap

   >   Wanger Select

   >   Wanger U.S. Smaller Companies

* Not available for new investors

It is important for you to understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You should also know if a replacement will result in any income taxes. It may not be in your best interest to buy this policy in exchange for an existing life insurance policy or annuity contract.

The policy is not a deposit nor is it an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured nor endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy value and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference.

IF YOU HAVE ANY QUESTIONS,      [LOGO OF LETTER]  PHOENIX VARIABLE PRODUCTS MAIL
    PLEASE CONTACT US AT:                            OPERATIONS ("VPMO")
                                                  PO Box 8027
                                                  Boston, MA 02266-8027
                             [LOGO OF TELEPHONE]  VARIABLE AND UNIVERSAL LIFE
                                                     ADMINISTRATION ("VULA")
                                                  800/541-0171

                                TABLE OF CONTENTS


Heading                                                  Page
-------------------------------------------------------------
RISK/BENEFIT SUMMARY .................................     3
   Policy Benefits ...................................     3
   Policy Risks ......................................     3
FEE TABLES ...........................................     4
   Transaction Fees ..................................     4
   Periodic Charges Other the Fund Operating
    Expenses..........................................     4
   Minimum and Maximum Fund Operating Expenses........     5
   Annual Fund Expenses...............................     6
PHOENIX LIFE INSURANCE COMPANY .......................     8
PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT..........     8
   Valuation Date ....................................     8
   Performance History ...............................     8
VOTING RIGHTS ........................................     8
THE GUARANTEED INTEREST ACCOUNT ......................     9
CHARGES AND DEDUCTIONS................................     9
   General ...........................................     9
   Periodic Charges ..................................     9
   Monthly Charges ...................................     9
   Conditional Charges ...............................    10
   Charge Restrictions ...............................    10
THE POLICY ...........................................    11
   Contract Rights: Owner, Insured, Beneficiary ......    11
   Contract Limitations...............................    11
   Purchasing a Policy................................    11
GENERAL ..............................................    12
   Postponement of Payments ..........................    12
   Optional Insurance Benefits .......................    12
PAYMENT OF PROCEEDS ..................................    12
   Surrender and Death Benefit Proceeds ..............    12
   Death Benefit .....................................    12
   Payment Options ...................................    13
   Surrenders.........................................    13
   Transfer of Policy Value...........................    14
   Policy Loans.......................................    15
   Lapse..............................................    16
FEDERAL INCOME TAX CONSIDERATIONS ....................    16
   Introduction ......................................    16
   Income Tax Status..................................    16
   Policy Benefits....................................    16
   Business-Owned Policies............................    17
   Modified Endowment Contracts.......................    17
   Limitations on Unreasonable Mortality
     and Expense Charges..............................    18
   Qualfied Plans.....................................    18
   Diversification Standards..........................    18
   Change of Ownership or Insured or Assignment.......    19
   Other Taxes........................................    19
   Withholding........................................    19
FINANCIAL STATEMENTS..................................    19
APPENDIX A - INVESTMENT OPTIONS.......................   A-1
   Investment Type....................................   A-1
   Investment Advisors................................   A-2
   Investment Subadvisors.............................   A-3

RISK/BENEFIT SUMMARY
--------------------------------------------------------------------------------
This summary does not contain all of the detailed information that may be important to you. Please read the entire prospectus carefully before you decide to purchase a policy.


This prospectus is a disclosure document which summarizes your rights under the insurance product that you are purchasing. As with any summary it may differ in certain instances from the underlying insurance policy. You should read your insurance policy carefully.


POLICY BENEFITS

DEATH BENEFITS
The Phoenix Edge(R) - SPVL is a modified single premium variable universal life insurance policy. The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the person insured under the policy dies.

The policy has a minimum death benefit, equal to the policy value increased by a percentage taken from a table in the policy based on the policy year and the ages of insured people. The actual death benefit we pay will be either the policy face amount, or the minimum death benefit, whichever is greater.

The policy has the added benefits of a Guaranteed Death Benefit Rider, which protects the death benefit for the policy as long as no loans are outstanding.

The policy provides a Living Benefits Rider, which can provide payment of up to 75% of the policy value should the person insured become terminally ill. (Certain restrictions apply.)

LOANS AND SURRENDERS
Generally, you may take loans against 90% of your policy's cash surrender value.

You may surrender all or part of this policy anytime for any amount up to its cash surrender value. We may impose a surrender charge.

Your policy allows for a free withdrawal once each year of at least 10% of the premium, or your penalty free earnings, if greater. Your penalty free earnings is the value of your policy that is in excess of the single premium. (Note: we may reduce the single premium amount based on previous withdrawals in excess of the penalty free earnings.)

TEMPORARY INSURANCE COVERAGE
We will issue you a Temporary Insurance Receipt when you submit the complete, signed application and issue premium. This will provide you with immediate insurance protection under the terms set forth in the policy and in the Receipt.

YOUR RIGHT TO CANCEL THE POLICY

You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.


POLICY RISKS

VARIATIONS
The policy must comply with laws and regulations in every state where we sell it; therefore, some policy terms may vary from state to state.

SUITABILITY RISK

Variable life insurance is designed for long term financial planning, and the policy is not suitable as a short-term investment. Surrender charges apply during the first nine policy years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of the policy value during the first several policy years.


TAX EFFECTS
As a modified single premium variable life insurance policy, you will have limited ability to make additional premium payments beyond the initial payment.

Most modified single premium life insurance policies are considered modified endowment contracts for federal income tax purposes. Therefore, income tax plus a 10% penalty could apply to any surrenders, withdrawals, loans, or if you pledge or assign the policy.


Current federal income tax law does not generally tax death benefits. Earnings on the premiums invested in the Separate Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes.


RISK OF LAPSE
Your policy will remain in force as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. We will alert you to an impending lapse situation and give you an opportunity to keep the policy in force by paying a specified amount.

Withdrawals, loans and associated loan interest can negatively affect policy value, and increase the risk of policy lapse.

INVESTMENT RISK

A comprehensive discussion of the risks of each fund purchased by a subaccount of the Separate Account may be found in the funds' prospectuses. Each series is subject to market fluctuations and the risks inherent with ownership of securities. There is no assurance that any series will achieve its stated investment objective.


THE FOLLOWING TABLES DESCRIBE THE FEES, AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FEE TABLE
-------------------------------------------------------------------------------

                                TRANSACTION FEES

----------------------------------------------------------------------------------------------------------------------------------
            CHARGE                      WHEN DEDUCTED          MAXIMUM AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE                  Upon a Full Surrender or     Up to 9% of the single premium paid(1)
                                  a Partial Surrender that
                                  exceeds the free
                                  withdrawal amount we
                                  allow each year.
----------------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                   Upon Transfer.               At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per
                                                               transfer after the first two transfers in any given policy year.
----------------------------------------------------------------------------------------------------------------------------------

(1) We reduce this charge by one percentage point each policy year until it becomes 0% in policy year ten. For a table of charges and other information see the "Charges and Deductions" section.


               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES



----------------------------------------------------------------------------------------------------------------------------------
         CHARGE                        WHEN DEDUCTED                AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE                On policy date and on each
                                 monthly calculation day.
----------------------------------------------------------------------------------------------------------------------------------
  Minimum and Maximum Charges                                 We charge nonsmokers 0.70 % of policy value each month.
                                                              We charge smokers 0.90 % of policy value each month.
----------------------------------------------------------------------------------------------------------------------------------
  Example for a male age 45 in                                We would charge 0.70 % of policy value each month.
  the nonsmoker premium class.
----------------------------------------------------------------------------------------------------------------------------------
TAX CHARGE                       On policy date and on each   We charge 0.40% on an annual basis of average daily policy value.
                                 monthly calculation day
                                 during the first ten
                                 policy years.
----------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK       On each monthly              We charge 0.80%, on an annual basis, of average daily policy value.
CHARGE(1)                        calculation day.

----------------------------------------------------------------------------------------------------------------------------------
OTHER TAX CHARGES                When we become liable for    We currently do not charge for taxes, however we reserve the right to
                                 taxes.                       impose a charge should we become liable for taxes in the future.
                                                              Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of subaccount values.
----------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST RATE CHARGED(2)    Interest accrues daily and   The maximum net cost to the policy value is 2.00% of the loan
                                 is due on each policy        balance on an annual basis.
                                 anniversary. If not paid on
                                 that date, we will treat the
                                 accrued interest as another
                                 loan against the policy.
----------------------------------------------------------------------------------------------------------------------------------
                                                  Optional Insurance Benefits
----------------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT        We do not charge for this     This rider is automatically attached to all policies. We describe it
RIDER                           rider.                        in more detail in the "Optional Insurance Benefits" section.
----------------------------------------------------------------------------------------------------------------------------------
LIVING BENEFITS RIDER          We do not charge for this      We describe this rider in more detail in the "Optional Insurance
                               rider.                         Benefits" section.
----------------------------------------------------------------------------------------------------------------------------------


(1) We currently reduce this charge to 0.50% on an annual basis beginning in policy year 11. We do not assess this charge against assets held as collateral in the loaned portion of the Guaranteed Interest Account.

(2) The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy for a loan during the first policy year is 0%, since we credit the loaned portion of the Guaranteed Interest Account at the same rate we charge for the policy loan (6%). In all other policy years the net cost to the policy value is 2% (we charge 8% and credit 6%).

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH OF THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                   MINIMUM AND MAXIMUM FUND OPERATING EXPENSES


                                                            Minimum                   Maximum

Total Annual Fund Operating Expenses(1)                      0.30%           -        5.73%
(expenses that are deducted from a fund's assets,
including management fees, distribution and/or
12b-1 fees, and other expenses)


(1) The total and net fund operating expenses for each available investment portfolio are given in the following tables.

ANNUAL FUND EXPENSES (as a percentage of fund average net assets for the year ended 12/31/03)



-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Rule
                                                           Investment       12b-1      Other Operating        Total Annual Fund
                        Series                           Management Fee      Fees          Expenses                Expenses
-----------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                0.75%          N/A             0.32%                  1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                    0.85%          N/A             1.42%(3)               2.27%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                     0.45%          N/A             0.29%(2)               0.74%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                     0.85%          N/A             1.80%(3)               2.65%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                  0.75%          N/A             0.32%                  1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                               0.66%          N/A             0.19%                  0.85%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                       0.90%          N/A             0.83%(4)               1.73%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                  0.40%          N/A             0.19%                  0.59%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                     0.50%          N/A             0.24%                  0.74%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                  0.50%(6)       N/A             1.06%(2,7)             1.56%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                0.70%          N/A             1.67%(1)               2.37%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                         0.90%          N/A             4.83%(1)               5.73%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                    0.90%          N/A             1.13%(1)               2.03%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                                0.90%          N/A             2.43%(1)               3.33%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                                 0.80%          N/A             3.92%(1)               4.72%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                            0.75%          N/A             1.77%(1)               2.52%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                           0.75%          N/A             1.10%(1)               1.85%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                             0.85%          N/A             2.32%(1)               3.17%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                            0.75%          N/A             0.42%(3)               1.17%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                   0.75%          N/A             3.17%(3)               3.92%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                             0.75%          N/A             0.88%(3)               1.63%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                       0.35%          N/A             0.66%(3)               1.01%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                          0.35%          N/A             1.10%(3)               1.45%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                            0.70%          N/A             0.31%(3)               1.01%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                         0.58%          N/A             0.19%                  0.77%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Value Equity                                 0.70%          N/A             0.32%(3)               1.02%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                        0.90%          N/A             1.11%(3)               2.01%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                       1.05%          N/A             0.32%(3)               1.37%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                     1.05%          N/A             0.47%(3)               1.52%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                 0.80%          N/A             0.36%(4)               1.16%(8)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                0.75%          N/A             0.30%                  1.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth                0.85%          N/A             2.89%(1)               3.74%(8)

  (1) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.15% of the series' average net assets.
  (2) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.20% of the series' average net assets.
  (3) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.25% of the series' average net assets.
  (4) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.35% of the series' average net assets.
  (5) The advisor voluntarily agrees to reimburse this series for other operating expenses that exceed 0.40% of the series' average net assets.
  (6) The advisor voluntarily agreed to waive this series' investment management fee through May 31, 2004.
  (7) The series' other operating expenses have been annualized based on actual operating expenses for the period ended December 31, 2003.
  (8) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                                   Net Annual
                                                                   ----------
                                                Reimbursements        Fund
                                                --------------        ----
                   Series                          & Waivers        Expenses
                   ------                          ---------        --------
Phoenix-AIM Mid-Cap Equity                          (1.17%)           1.10%
Phoenix-Alliance/Bernstein Enhanced Index           (0.09%)           0.65%
Phoenix-Alliance/Bernstein Growth + Value           (1.55%)           1.10%
Phoenix-Engemann Small & Mid-Cap Growth             (0.48%)           1.25%
Phoenix-Goodwin Multi-Sector Short Term Bond(9)     (0.86%)           0.70%
Phoenix-Kayne Rising Dividends                      (1.52%)           0.85%
Phoenix-Kayne Small-Cap Quality Value               (4.68%)           1.05%
Phoenix-Lazard International Equity Select          (0.98%)           1.05%
Phoenix-Lazard Small-Cap Value                      (2.28%)           1.05%
Phoenix-Lazard U.S. Multi-Cap                       (3.77%)           0.95%
Phoenix-Lord Abbett Bond-Debenture                  (1.62%)           0.90%
Phoenix-Lord Abbett Large-Cap Value                 (0.95%)           0.90%
Phoenix-Lord Abbett Mid-Cap Value                   (2.17%)           1.00%
Phoenix-MFS Investors Growth Stock                  (0.17%)           1.00%
Phoenix-MFS Investors Trust                         (2.92%)           1.00%
Phoenix-MFS Value                                   (0.63%)           1.00%
Phoenix-Northern Dow 30                             (0.41%)           0.60%
Phoenix-Northern Nasdaq-100 Index(R)                (0.85%)           0.60%
Phoenix-Oakhurst Growth and Income                  (0.06%)           0.95%
Phoenix-Oakhurst Value Equity                       (0.07%)           0.95%
Phoenix-Sanford Bernstein Global Value              (0.86%)           1.15%
Phoenix-Sanford Bernstein Mid-Cap Value             (0.07%)           1.30%
Phoenix-Sanford Bernstein Small-Cap Value           (0.22%)           1.30%
Phoenix-Seneca Mid-Cap Growth                       (0.01%)           1.15%
Phoenix-State Street Research Small-Cap Growth      (2.74%)           1.00%

(9) These rates recognize that, effective June 1, 2004, the investment management fee will no longer be waived. Before June 1, 2004, these rates are (1.36%) and 0.20%, respectively.


(NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Net Annual
                                                                  Rule                                              Fund Expenses
                                                   Investment  12b-1 or      Other                    Contractual       After
                                                   Management   Service    Operating   Total Annual  Reimbursements  Reimbursements
                     Series                           Fee         Fees     Expenses   Fund Expenses    & Waivers      & Waivers
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%        N/A        0.24%        0.85%         (0.00%)        0.85%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                         0.61%        N/A        0.24%        0.85%         (0.00%)        0.85%
----------------------------------------------------------------------------------------------------------------------------------
The Alger American Fund - Class O Shares
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%        N/A        0.12%        0.97%         (0.00%)        0.97%
----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%       0.25%(1)    0.12%        0.97%           ---           ---(12)
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary         0.60%       0.25%(1)    0.15%        1.00%           ---           ---(12)
Shares
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio(2)                        0.58%       0.10%       0.09%        0.77%           ---           ---(12)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio(2)                0.58%       0.10%       0.14%        0.82%           ---           ---(12)
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio(3)                              0.58%       0.10%       0.09%        0.77%           ---           ---(12)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60%       0.25%(4)    0.20%        1.05%         (0.00%)        1.05%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         1.25%       0.25%       0.30%        1.80%         (0.00%)        1.80%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    0.69%(5)    0.25%       0.22%        1.16%         (0.04%)        1.12%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund               0.61%(5)    0.25%       0.21%        1.07%         (0.01%)        1.06%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund(6)                  0.81%       0.25%(4)    0.07%        1.13%         (0.00%)        1.13%
----------------------------------------------------------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund(7)                    0.90%        N/A        0.79%        1.69%         (0.00%)        1.69%
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                       0.75%        N/A        0.79%        1.54%         (0.00%)        1.54%
----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund            0.90%        N/A        0.80%        1.70%         (0.00%)        1.70%
----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS - CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)Equity Index Fund(8)              0.45%        N/A        0.64%        1.09%         (0.44%)        0.65%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund(9)                 0.20%        N/A        0.10%        0.30%         (0.00%)        0.30%
----------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio(10)                             0.80%        N/A        0.53%        1.33%           ---          ---12
----------------------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select(11)                      1.00%        N/A        0.54%        1.54%         (0.09%)        1.45%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       1.22%        N/A        0.19%        1.41%         (0.00%)        1.41%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                        0.95%        N/A        0.20%        1.15%         (0.00%)        1.15%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                        0.93%        N/A        0.06%        0.99%         (0.00%)        0.99%
----------------------------------------------------------------------------------------------------------------------------------

 (1)  The fund has voluntarily agreed to waive this service fee.
 (2) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
 (3) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. These offsets may be discontinued at any time.
 (4) While the maximum amount payable under the fund's Rule 12b-1 plan is 0.35% per year of the fund's average annual net assets, the fund's Board of Trustees has set the current rate at 0.25% per year.
 (5) The advisor has contractually agreed to reduce its investment management fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the fund's Board of Trustees and an order by the SEC. After such reductions, the management fees are 0.65% for the Templeton Foreign Securities Fund and 0.60% for the Templeton Global Asset Allocation Fund.
 (6) The fund administration fee is paid indirectly through the investment management fee.
 (7)  The funds' operating expenses have been annualized.
 (8) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of 0.65% of the average daily net assets until April 30, 2005.
 (9) The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund in excess of 0.30% of the average daily net assets until April 30, 2005.
 (10) The advisor has agreed to reduce fees payable to it and to reimburse expenses of the portfolio in excess of 1.15% (excluding interest and extraordinary expenses).
 (11) The advisor has contractually agreed to limit net annual fund expenses to 1.45% of the series' average net assets until April 30, 2005.
 (12) The chart below shows net annual fund expenses after voluntary reimbursements or waivers by the advisor.

                                                                 Non-contractual                Net Annual
                      Series                                Reimbursements & Waivers          Fund Expenses
                      ------                                ------------------------          -------------
Federated Fund for U.S. Government Securities II                    (0.25%)                        0.72%
Federated High Income Bond Fund II - Primary Shares                 (0.25%)                        0.75%
VIP Contrafund(R)Portfolio                                          (0.02%)                        0.75%
VIP Growth Opportunities Portfolio                                  (0.02%)                        0.80%
VIP Growth Portfolio                                                (0.03%)                        0.74%
Technology Portfolio                                                (0.18%)                        1.15%


  (NOTE: Each or all of the voluntary expense reimbursements and waivers noted in the chart above may be changed or eliminated at any time without notice.)

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Phoenix Life Insurance Company is a New York stock life insurance company, and is a wholly owned subsidiary of The Phoenix Companies, Inc., a Delaware corporation. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive office is at One American Row in Hartford, Connecticut and our statutory home office is at 10 Krey Boulevard in East Greenbush, New York. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


Throughout this prospectus we will refer to Phoenix Life Insurance Company as "Phoenix" and in the first person (i.e. as "we", "us", "our", "company").

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
--------------------------------------------------------------------------------
We established the Separate Account as a separate account of Phoenix on June 17, 1985 in accordance with New York law. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC not supervise the Separate Account's management, investment practices or policies, nor those of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We determine the value of each subaccount's shares at the end of every business day that the New York Stock Exchange ("NYSE") is open. Each subaccount will invest solely in a single investment portfolio of a fund. The fund names and the portfolio names are listed on page one of this prospectus. Each portfolio's investment type is given in Appendix A.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

We reserve the right to add, remove, modify, or substitute portfolios in which the Separate Account invests.

Copies of the fund prospectuses may be obtained by writing to us or calling us at the address or telephone number provided on the front page of this prospectus.

VALUATION DATE
A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and PHL Variable is open for business. However, transaction processing may be postponed for the following reasons

1.  the NYSE is closed or may have closed early;

2.  the SEC has determined that a state of emergency exists; or

3. on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time). The NYSE is scheduled to be closed on the following days:

New Year's Day                   Independence Day
---------------------------------------------------------
Martin Luther King, Jr. Day      Labor Day
---------------------------------------------------------
Washington's Birthday            Thanksgiving Day
---------------------------------------------------------
Good Friday                      Christmas Day
---------------------------------------------------------
Memorial Day
---------------------------------------------------------


PERFORMANCE HISTORY
We may choose to include performance history of the subaccounts or the underlying portfolios in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance.

VOTING RIGHTS
--------------------------------------------------------------------------------
We legally own all fund shares held by the subaccounts; however we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the subaccounts. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each subaccount in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount.

We will send you proxy material, reports and other materials relevant to the subaccounts in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions.

We may ask you to provide voting instructions for such items as:

1)  the election of the fund's Trustees;
2)  the ratification of the independent accountants for the fund;
3)  approval or amendment of investment advisory agreements;
4)  a change in fundamental policies or restrictions of the series; and
5)  any other matters requiring a shareholder vote.

You may obtain any available fund's prospectus by contacting VULA at the address and telephone number given on page 1.

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.


We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.


You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:


>   First Year:     25% of the total value
>   Second Year:    33% of remaining value
>   Third Year:     50% of remaining value
>   Fourth Year:    100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.


Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the U.S. Securities and Exchange Commission ("SEC") has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing the insurance benefits.

PERIODIC CHARGES

DAILY CHARGES

> MORTALITY AND EXPENSE RISK CHARGE. We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

    We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

    We also assume other risks associated with issuing the policies, such as incurring greater than expected costs incurred due to policy loans.

    If the expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

--------------------------------------------------------------
                              MORTALITY & EXPENSE RISK CHARGES
                               AS AN ANNUALIZED PERCENTAGE OF
       POLICY YEAR               AVERAGE DAILY ASSETS
--------------------------------------------------------------
           1-10                           0.80%
--------------------------------------------------------------
       11 and after                       0.50%
--------------------------------------------------------------

> LOAN INTEREST CHARGED. We charge your policy for outstanding loans at the rates illustrated in the tables below. As shown, the rate we charge your policy is higher beginning in the second policy year than the rate we credit the loaned portion of the Guaranteed Interest Account. The difference is to compensate us for costs associated with administering the loans.

-----------------------------------------------------------
                                       Rate we credit the
                                        loaned portion of
                  Loan Interest Rate     the Guaranteed
 Policy Years:         Charged          Interest Account
-----------------------------------------------------------
      1                  6%                    6%
-----------------------------------------------------------
     2+                  8%                    6%
-----------------------------------------------------------

> FUND CHARGES. As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in Appendix A.

    These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

MONTHLY CHARGES
We make monthly deductions on each monthly calculation day from the subaccounts and the non-loaned portion of the Guaranteed Interest Account according to your specified allocation schedule. You initially choose this schedule in your application, but can change it later. Should any of the investment options on your schedule become depleted, we will proportionally increase the deduction from the remaining investment options.

> COST OF INSURANCE. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. We generally base our rates on the insured persons' gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the actual monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 125% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time. We currently insure lives as either standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.


> TAX CHARGE. We deduct this charge to compensate Phoenix for state and local premium tax and federal deferred acquisition cost ("DAC" tax) we incur under Internal Revenue Code Section 848. We incur this cost up front, but deduct the charge over the first ten policy years at an annual rate of 0.40% of policy value. The charge is deducted from your policy value once per month during the first ten policy years.


> COST OF OPTIONAL INSURANCE BENEFITS. The Phoenix Edge(R) - SPVL policy has two riders available at no additional charge: These options are available only if approved in your state.

    > Living Benefits Rider. In the event the person insured by the policy becomes terminally ill, you may exercise the Living Benefits Options in order to receive up to 75% of the policy's death benefit, up to a maximum of $250,000. The minimum face amount after exercise of this option must be $10,000.

    > Guaranteed Death Benefit Rider. This rider protects the value of the death benefit even if the policy value should fall to zero. It is in effect as long as there are no outstanding policy loans, and the person insured by the policy is below the age of 100.

CONDITIONAL CHARGES
We impose some other charges only if certain events occur:


> SURRENDER CHARGE. If you fully surrender your policy during the first nine policy years, a surrender charge of up to 9% of the single premium you paid will be deducted from your surrendered amount.


    We will also deduct the surrender charge from your policy value if you make a partial surrender in excess of your free allowable amount. The free allowable amount is the greater of your penalty free earnings (see below) and 10% of the single premium (which may have been reduced from the amount you paid by previous partial surrenders).

    The penalty free earnings portion of your policy is equal to your policy value less the amount of the single premium.

    If your withdrawal exceeds your penalty free earnings, we will reduce the amount of your single premium accordingly. Withdrawals in excess of your free allowable amount, including surrender charges on those withdrawals, will also reduce the amount of your single premium.

    We will automatically calculate the free allowable amount when you request a full or partial surrender.

    The surrender charge applies if you surrender the policy for its cash surrender value or allow the policy to lapse. The maximum surrender charges are illustrated in the following table.

-------------------------------------------------------
               SURRENDER CHARGE TABLE
-------------------------------------------------------

   POLICY        SURRENDER CHARGE AS A PERCENTAGE OF
   YEARS               THE SINGLE PREMIUM PAID
     1                           9%
     2                           8%
     3                           7%
     4                           6%
     5                           5%
     6                           4%
     7                           3%
     8                           2%
     9                           1%
10 and after                     0%

    The actual surrender charge you will pay can never be more than your policy value. We will never require you to make an additional payment in order to surrender your policy.

> TRANSFER CHARGE. Currently we do not charge for transfers between subaccounts; however, we reserve the right to charge up to $10 for each transfer in excess of two each calendar year.


> OTHER TAX CHARGES. Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.


CHARGE REDUCTIONS
We may reduce or eliminate charges we normally assess if we expect that the size or nature of a policy will lower our costs associated with the policy.

THE POLICY
--------------------------------------------------------------------------------

CONTRACT RIGHTS: OWNER, INSURED, BENEFICIARY

OWNER
--------------------------------------------------------------------------------
The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms "you" or "your", in this prospectus, we are referring to the owner.

INSURED
The insured is the person on whose life the policy is issued. You name this person in the application for the policy.

We will not issue a policy if person to be insured is 75 or older We will require that you provide evidence that the people to be insured are, in fact, insurable. This will usually require a medical examination.

BENEFICIARY
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VULA. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the person insured dies we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

CONTRACT LIMITATIONS

ASSIGNMENT
You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

PURCHASING A POLICY

UNDERWRITING PROCEDURES
Underwriting is generally on a simplified basis, meaning that if you answer a series of questions favorably, and if your age and single premium fall within limits, then the policy will be issued. No additional medical information or tests will be necessary.

In some instances, depending on how you answer these questions, you may be subject to additional underwriting. We will accept payment with your application and allocate the premium as described below. We retain the right to refuse to process your application within seven days after we receive it. Should we decline to process your application, we will return the premium you paid. We retain the right to decline to issue your policy even if we have approved your application for processing. Should we decline to issue your policy, we will refund to you the same amount we would refund had the policy been returned during your "right to cancel" period.

ELIGIBLE PURCHASERS
You may purchase a policy on the life of any person as long as you have an insurable interest in the person to be insured and that person's consent. The person to be insured must be at least 35 years old, but no older than 85.

PREMIUM PAYMENT
The minimum premium of $10,000 is due on the policy date, and the person to be insured must be living when at that time. You will have a limited ability to make additional premium payments. Any additional premium payments that we permit must be $100 or more. The minimum premium payment we will accept during a grace period is the amount needed to prevent policy lapse.

We will generally allocate the issue premium, less applicable charges, according to your instructions when we receive your completed application. We will apply the premium among your chosen investment options by purchasing subaccount units at the subaccount unit values next calculation after we receive your payment.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the Phoenix-Goodwin Money Market subaccount. When your right to cancel expires we allocate the policy value among the subaccounts and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

PAYMENT BY CHECK
We may wait to credit your policy if you pay by check until your check has cleared your bank.

ALLOCATION OF PREMIUM

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the Separate Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

Premium payments received during a grace period will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Separate Account or to the Guaranteed

Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions.

POLICY REFUND
Should you exercise your right to cancel your policy, we will treat your policy as if we had never issued it. For policies other than those issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following:

1) the current policy value less any unpaid loans and loan interest as of the date we receive the returned policy; plus

2) any monthly deductions, partial surrender fees and other charges made under the policy.

We will refund the premium paid less any unpaid loans and loan interest, and also less any partial surrenders taken from the policy if your policy was issued with the Temporary Money Market Amendment.


We retain the right to decline to process the completed application for insurance during the seven days after we receive it. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund while you have your right to cancel.


GENERAL
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
We may postpone payment of surrenders, partial withdrawals, policy loan or death benefits under certain circumstances. We may also postpone subaccount transfers under any of the following circumstances:

> We may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account.


> We may postpone payment whenever the NYSE is closed other than for customary weekend and holiday closings, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day); or

> When the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable.


Transfers also may be postponed under these circumstances.

OPTIONAL INSURANCE BENEFITS
The following riders are currently available (if approved in your state). We may make additional riders available in future.

> Guaranteed Death Benefit. This rider is automatically attached to all policies. It prevents the policy from lapse should the cash surrender value fall to zero. The monthly deduction is waived to the extent it cannot be paid from the policy's cash surrender value.

    This rider will not be in effect if you have an outstanding loan balance on the policy. The rider expires on the policy anniversary nearest the insured person's 100th birthday.

> Living Benefits. Under certain conditions, in the event that the person insured is diagnosed with a terminal illness, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. We do not charge for this rider.

PARTIAL SURRENDER: EFFECT ON DEATH BENEFIT
A partial surrender decreases the death benefit if it causes a decrease in the premium amount, and a corresponding decrease in the policy's face amount, which is based on the premium amount. We decrease the premium amount if a partial surrender exceeds the policy's penalty free earning during any policy year. (Penalty free earnings equal the policy value minus the single premium). A decrease in the death benefit could have tax consequences. See "Federal Income Tax Information."


INCREASES OR DECREASES IN FACE AMOUNT
You may not increase or decrease the face amount.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS

We will process death benefits and full or partial surrenders at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.


The cash surrender value is the maximum payable for surrender.

DEATH BENEFIT
The death benefit is the policy's face amount, which is determined by the amount of the single premium, or the minimum death benefit, if greater. We will determine the minimum death benefit by increasing the policy value on the date of death using the applicable percentage as shown by a table in your policy. The applicable percentage will be based on the insured person's attained age at the beginning of the policy year in death occurs. The death benefit will be reduced by the amount of any outstanding loans and loan interest. There is also no guaranteed death benefit while a loan balance is outstanding.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options. We may offer other payment options or alternative versions of these options in future. Your policy will have more information about the payment options.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless you have waived that right. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an irrevocable election.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

The minimum amount of surrender or death proceeds that may be applied under any payment option is $1,000.

PAYMENT OPTION 1--LUMP SUM
We pay all proceeds as one sum.

PAYMENT OPTION 2--LEFT TO EARN INTEREST
We pay interest on the principal for the beneficiary's lifetime. We guarantee an annual interest rate of at least 3%.

PAYMENT OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
We pay equal installments for a specified period whether the payee lives or dies. We make the first payment on the date of settlement. We guarantee an annual assumed interest rate on the unpaid balance of at least 3%.

PAYMENT OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
We will pay equal installments for the specified period certain, and continue to make payments as long as the payee lives. There is a choice of three period certains:

>   10 years; or
>   20 years; or
>   until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

We use an annual interest rate of 3 3/8% to compute payments for any life annuity with a period certain of less than 20 years. We use an annual interest rate of 3 1/4% to compute payments for any life annuity with a period certain of 20 years or more.

PAYMENT OPTION 5--LIFE ANNUITY
We pay equal installments to the payee for life beginning on the date of settlement. When the payee dies we will make no more payments of any kind. We will use a guaranteed annual interest rate of at least 3 1/2% to compute payments under this option.

PAYMENT OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
We pay equal installments out of the principal and interest on that principal until the principal remaining is less than the amount of the installment. We then make a final payment of the remaining principal and interest. We pay the first installment on the date of settlement. Payments will include interest on the remaining principal at a guaranteed annual rate of at least 3%. We will credit interest at the end of each year. Should the interest credited at the end of the year exceed the income payments made in the preceding 12 months, we will pay the excess in one sum.

PAYMENT OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
We pay equal installments beginning on the settlement date for a minimum of ten years continuing thereafter as long as either payee is alive. Should both payees die before the 10-year period certain ends, we will make the remaining payments to their beneficiaries.

The younger payee must be at least 40 years old. We will use a guaranteed annual interest rate of at least 3 3/8% to compute payments under this option.

SURRENDERS
You may take a full or partial surrender of your policy at any time as long as at least one insured person is living and the policy is in force. The amount available for surrender will be the cash surrender value at the end of the valuation period during which we receive the surrender request.


We generally pay a surrendered amount within seven days of receiving your written request in good order. You may choose to receive a surrendered amount in a lump sum or you may apply it to any of our available payment options. We may postpone surrender payments under certain circumstances.


FULL SURRENDERS
You may fully surrender your policy by sending the policy to us along with the written release and surrender of all claims in a form satisfactory to us at VPMO.

PARTIAL SURRENDERS AND FREE WITHDRAWALS
You may obtain a partial surrender of the policy's cash surrender value as long as the person insured is living and the policy is in force. We require you to send us a written request and may also require you to return the policy before we make payment. A partial surrender will be effective on the date we receive your written request or on the date we receive the policy. You may receive surrender proceeds under any of our available payment options.

Once each policy year, you may withdraw an amount equal to the greater of either your penalty free earnings on the policy and 10% of the single premium (free allowable amount) without the imposition of a surrender charge.

The penalty free earnings portion of your policy is equal to your policy value less the amount of the single premium. We will reduce the single premium amount by any portion of a withdrawal that exceeds the policy's penalty free earnings. Reducing the single premium also reduces the policy's face amount and corresponding death benefit.

We do not normally permit partial surrenders of less than $500. We may require you to surrender the entire value allocated to an investment option if the partial surrender would result in a value below $500 in that investment option.

You may choose in how we deduct a partial surrender and any associated surrender charge from among your investment options. If you do not choose we will make the deductions in the same manner as for monthly deductions.

We will reduce your policy value by the partial surrender amount paid plus the surrender charge, if assessed.

TRANSFER OF POLICY VALUE

TRANSFERS
You may transfer your policy value among the available investment options and make changes to your premium payment allocations by either writing to VPMO or calling VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on page 1.) We will execute a written request the day we receive it at VPMO. We will execute telephone transfers on the day you make the request except as noted below.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit.

TELEPHONE TRANSFERS
We will accept telephone instructions on your behalf from your registered representative. You must send us a written request if you do not want your registered representative to have this ability.

We will use reasonable procedures to confirm that telephone instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all telephone transfers. We may be liable for following unauthorized telephone instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that we reasonably believe to be genuine.

We may modify or terminate your telephone transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

TRANSFER RESTRICTIONS
We do not permit transfers of less than $500 unless either

> the entire balance in the subaccount or the Guaranteed Interest Account is being transferred; or

>   the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount immediately after the transfer would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at anytime.

We reserve the right to limit you up to 12 transfers per year, exclusive of any transfers made as part of a Systematic Transfer Program.


DISRUPTIVE TRADING AND MARKET TIMING
Your ability to make transfers among subaccounts under the Contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other Contract owners. These risks and harmful effects include:

> dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into the subaccount at prices that are below the true value or transfer out of the subaccount at prices that are higher than the true value;

> an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

>   increased brokerage and administrative expenses.

To protect our Contract owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures, which are described in greater detail in the Statement of Additional Information.


We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple policy owners, unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.

If your policy is issued with a Temporary Money Market Allocation Amendment, you may not make any transfers until your right to cancel the policy expires.

SYSTEMATIC TRANSFER PROGRAMS
You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the subaccount values on the first day of the month following our receipt of your transfer request. Should the first day of the month fall on a holiday or weekend, we will process the transfer on the next business day. You may have only one program in effect at a time.

DOLLAR COST AVERAGING PROGRAM: Dollar Cost Averaging periodically transfers policy value from one of the subaccounts or from the Guaranteed Interest Account (a "source account") to one or several of the available subaccounts ("target subaccounts"). You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

>    $25 monthly
>    $75 quarterly
>    $150 semiannually
>    $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of 18 months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

You may start or discontinue this program at any time by submitting a written request to VPMO or by calling VULA (see page 1). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

ASSET REBALANCING PROGRAM: Under this program, we transfer policy value among the subaccounts to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semi-annually or annually. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request to VPMO or by calling VULA (see page 1). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. The Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. We do not charge for this program.

POLICY LOANS
You may generally borrow up to 90% of your policy's cash surrender value. We will count any outstanding loans and loan interest toward that 90% limit. We do not generally allow loans of less than $500.

When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the "loaned portion" of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from your investment options for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as monthly deductions.

We charge interest on the loan at annual rates given below, compounded daily and payable in arrears:

-----------------------------------------------------------------
                         INTEREST
                         CHARGED       INTEREST CREDITED    NET
policy year 1             6%                6%              0%
policy years 2+           8%                6%              2%
-----------------------------------------------------------------

At the end of each policy year, all interest due will be treated as a new loan and will be offset by a transfer from your subaccounts and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 6%. We transfer interest from the loaned portion of the Guaranteed Interest Account to the non-loaned portion of the Guaranteed Interest Account at the end of each policy year, or when you repay a loan.

You may repay a loan at any time as long as the policy is in force and the insured person is living. We apply loan repayments first to pay any outstanding loan interest. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account and correspondingly increase the non-loaned portion of the Guaranteed Interest Account. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will apply the excess among the investment options according to your most recent premium allocation schedule on file.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

We will apply any payment we receive while you have outstanding loans to reduce loan interest and the loans, unless you designate it as a premium payment.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas non-loaned policy value varies with the investment performance of the chosen subaccounts or at the rate we credit the non-loaned portion of the Guaranteed Interest Account. Loans can also reduce your policy's death benefit.

The amount available for a full surrender is reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax under some circumstances.

A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from that of investment options. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable.

LAPSE
Payment of the issue premium, no matter how large or the payment of additional premiums will not guarantee the policy will remain in force. If you withdraw earnings from the policy, take a partial surrender, or take a loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse. We guarantee the death benefit only if there are no outstanding loans.


If on any monthly calculation day, the policy value is less than the required monthly deduction, we will allow a grace period of 61 days for you to pay an amount equal to three times the required monthly deduction to keep the policy in force.


If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you a written notice at least 30 days before the policy will lapse.

The policy will continue in force during the grace period; however, we will not allow subaccount transfers, loans, full or partial surrenders. We apply any premium payment we receive during the grace period first to pay any monthly deductions due during the grace period. We will apply any excess premium according to your allocation schedule.

The death benefit during the grace period is equal to the death benefit immediately prior before grace period begins.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
This discussion is general in nature and is not intended as income tax advice. We make no attempt to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

The ultimate effect of federal income taxes on values under the Separate Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. For complete information on federal and state income tax considerations, an income tax advisor should be consulted.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their operations form a part of the companies.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policy owner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policy owner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders and other distributions are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policy owner may be taxed on all or a part of that amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policy owner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policy owner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Optional Insurance Benefits previously elected, during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

>   made on or after the taxpayer attains age 59 1/2;

>   attributable to the taxpayer's disability (within the meaning of Code
    Section 72(m)(7)); or

> part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, or any increase in or addition of any rider benefit available as an Optional Insurance Benefit (described above), with the following two exceptions.

> First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

> Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

    > the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

    > the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policy owner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policy owner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

>   55% in any one investment

>   70% in any two investments

>   80% in any three investments

>   90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Separate Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policy owner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

WITHHOLDING
We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
The financial statements of Phoenix Life Variable Universal Life Account (The Phoenix Edge(R) - SPVL) at December 31, 2003 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page 1. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

APPENDIX A - INVESTMENT OPTIONS
--------------------------------------------------------------------------------

INVESTMENT TYPE


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Investment Type
                                              --------------------------------------------------------------------------------------
                                                  Aggressive                                   Growth &
             Series                                 Growth        Conservative       Growth     Income       Income      Specialty
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Value Equity                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth                                         |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORS


---------------------------------------------------------------------------------------------------------------------------------
                                                                               Advisors
                                            -------------------------------------------------------------------------------------
                                                                      Duff
                                             Phoenix     Phoenix    & Phelps                 Fred        Deutsche      Federated
                                            Investment   Variable   Investment    AIM        Alger        Asset        Investment
                                             Counsel,    Advisors,  Management  Advisors,  Management,  Management,    Management
      Series                                    Inc.        Inc.        Co.        Inc.        Inc.         Inc.         Company
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                         |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                        |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Value Equity                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth              |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                                                        |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Advisors
                                           -----------------------------------------------------------------------------------------
                                            Fidelity                Morgan
                                           Management  Franklin    Stanley            Templeton   Templeton   Templeton   Wanger
                                              and       Mutual    Investment  Rydex     Asset       Global   Investment    Asset
                                            Research   Advisers,  Management  Global  Management,  Advisors   Counsel,   Management,
       Series                                Company       LLC        Inc.    Advisors    Ltd.      Limited      Inc.        L.P.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Value Equity
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                   |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio            |X|
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                                                                                 |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                                                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                                                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                                                                               |X|
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SUBADVISORS


------------------------------------------------------------------------------------------------------------------------------------
                                                                          Subadvisors
                                         -------------------------------------------------------------------------------------------
                                                                                                 Kayne
                                                                                               Anderson
                                                 Aberdeen           AIM           Alliance      Rudnick       Lazard        Lord,
                                                   Fund            Capital        Capital      Investment      Asset        Abbett
                                                 Managers,        Management,    Management,   Management    Management,    & Co.
          Series                                   Inc.              Inc.           L.P.          LLC           LLC          LLC
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                     |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends                                                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value                                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select                                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value                                                                                  |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap                                                                                   |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture                                                                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value                                                                                          |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value                                                                                            |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                                              |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                                           |X|
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Subadvisors
                                         ------------------------------------------------------------------------------------------
                                                               Northern                              Seneca           State Street
                                                MFS              Trust           Engemann            Capital            Research &
                                              Investment      Investments,         Asset            Management,        Management
          Series                              Management         N.A.            Management           LLC                Company
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                                                    |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                                            |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock               |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust                      |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value                                |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30                                           |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                              |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                                                          |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                                                                         |X|
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap
Growth                                                                                                                     |X|
-----------------------------------------------------------------------------------------------------------------------------------

PHOENIX LIFE INSURANCE COMPANY

PO Box 22012
Albany, NY 12201-2012


Additional information about The Phoenix Edge(R) - SPVL (the "Policy") and the Phoenix Life Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2004, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.


The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.


Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.


Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com
V610

Investment Company Act File No. 811-04721

[logo] PHOENIX WEALTH MANAGEMENT(R)


L0209PR(C)2004 The Phoenix         [logo] Printed on recycled paper.        5-04
             Companies, Inc.

                                     PART B

================================================================================
                               THE PHOENIX EDGE(R)
================================================================================
                                                                     [VERSION A]
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2004

                                  ------------

             SINGLE PREMIUM FIXED AND VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2004. You may obtain a copy of the prospectus without charge by contacting Phoenix Life Insurance Company ("Phoenix") at the address or telephone number below. Defined terms used in the current prospectus are incorporated in this SAI.


                                -----------------

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Phoenix Life Insurance Company..........................................     2

The Separate Account....................................................     2

The Policy..............................................................     3

Servicing Agent.........................................................     3

Underwriter.............................................................     3

Disruptive Trading and Market Timing....................................     3

Performance History.....................................................     4

Additional Information about Charges....................................     7

Voting Rights...........................................................     8

Safekeeping of the Separate Account's Assets............................     8

Sales of Policies.......................................................     8

State Regulation........................................................     9

Reports.................................................................     9

Experts ................................................................     9

Separate Account Financial Statements...................................  SA-1

Company Financial Statements............................................  F-1

                 --------------

IF YOU HAVE ANY QUESTIONS,   [LOGO OF LETTER]     PHOENIX VARIABLE PRODUCTS MAIL
   PLEASE CONTACT US AT:                            OPERATIONS ("VPMO")
                                                                     PO Box 8027
                                                Boston, Massachusetts 02266-8027

                          [LOGO OF TELEPHONE]        VARIABLE AND UNIVERSAL LIFE
                                                         ADMINISTRATION ("VULA")

                                                             Tel. (800) 541-0171

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06115. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Phoenix established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

New York law requires all income, gains or losses, whether or not realized, of the Separate Account be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We will determine whether marketing needs and investment conditions warrant the establishment of additional subaccounts, and the extent to which they would be made available to existing policy owners. Each subaccount will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. You, as policy owner, bear the full investment risk for all monies invested in the Separate Account.


REINVESTMENT AND REDEMPTION
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or if in our judgment, further investment in shares of any of the portfolios becomes inappropriate, we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected subaccount to another subaccount without penalty.


DETERMINATION OF SUBACCOUNT VALUES

We establish the unit value of each subaccount of the Separate Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.


The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined as described below.

DETERMINATION OF UNIT VALUES
We establish the unit value of each subaccount on the first valuation date of that subaccount. The value of one unit was set at $1.0000 on the date that assets were first allocated to that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just-prior valuation date by the net investment factor for that subaccount for the then-current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. The unit value of each subaccount on a valuation date is determined at the end of that day.

NET INVESTMENT FACTOR
The net investment factor for any valuation period is equal to 1.000000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, excluding any transactions, of the subaccount for such valuation period is computed, (b) the result from (a) is then adjusted by the sum of the charges and credits for any applicable income taxes, and (c) the result from (b) is divided by the aggregate unit values in the subaccount at the beginning of the valuation period.

THE POLICY
--------------------------------------------------------------------------------

The number of units credited to a subaccount of the Separate Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.


Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of Phoenix (and their spouses and children).

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
We will stop and void the policy if the insured person commits suicide within two years of the policy issue date. We will then return the policy value less any outstanding loans and refund any monthly deductions other than fees and charges.

INCONTESTABILITY

We may not contest this policy or any attached rider after it has been in force for two years provided the person insured is alive during that time.


MISSTATEMENTS
If you incorrectly state the age or gender of the insured person we will adjust the death benefit to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the correct personal information.

SURPLUS
Policies issued on or after June 25, 2001 are not eligible to share in Phoenix's profits or surplus earnings.


Owners of policies issued before June 25, 2001 may share in Phoenix's divisible surplus to the extent decided annually by the Phoenix Board of Directors. We do not expect that the Board will authorize such payments since you will be participating directly in the Separate Account's investment results.

SERVICING AGENT
--------------------------------------------------------------------------------
   The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area, located at 10 Krey Boulevard, East Greenbush, NY 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2004 is 0.08% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:


------------------------------- --------------------------
   Year Ended December 31,              Fee Paid
------------------------------- --------------------------
             2001                          N/A
------------------------------- --------------------------
             2002                          N/A
------------------------------- --------------------------
             2003                     $1.8 Million
------------------------------- --------------------------

UNDERWRITER
--------------------------------------------------------------------------------
Phoenix Equity Planning Corporation ("PEPCO") is the principal underwriter for the Contracts. Its principal business address is One American Row, Hartford, CT 06115. PEPCO is a directly wholly owned subsidiary of Phoenix Investment Partners, Inc. ("PXP"). PXP is an indirectly owned subsidiary of The Phoenix Companies, Inc. ("PNX"). Phoenix Life Insurance Company ("Phoenix") is a directly owned subsidiary of PNX. PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix.


PEPCO, an affiliate of Phoenix, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. Phoenix directly bears all underwriting commission costs.


DISRUPTIVE TRADING AND MARKET TIMING
--------------------------------------------------------------------------------
The following disclosure is intended to supplement the disclosure in the Contract prospectus.

Frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other Contract owners. To protect our Contract owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures.

Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to: not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the Contract, we may (but are not obligated to):

> limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

> restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

> require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

> impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

>   impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a Contract owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other Contracts owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a weekly basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Currently we attempt to deter Disruptive Trading by monitoring a Contract owner's transfer activity. If a Contract owner's transfer request exceeds the transfer parameters, we send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the Contract owner's right to make Internet, phone and fax transfers. This would mean that thereafter the Contract owner could make transfers only through the U.S. mail or by other physical delivery of a written transfer request with an original signature of the Contract owner(s). We will notify Contract owners in writing (by mail to their address of record on file with us) if we revoke their Internet, phone or fax transfer privileges.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.

We have adopted these policies and procedures as a prophylactic measure to protect all Contract owners from the potential affects of Disruptive Trading, while also abiding by any rights that Contract owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other Contract owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). We cannot guarantee that revoking a Contract owner's Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
These rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value. (see "Charges and Deductions").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

Example Calculation:


The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2003:



Value of hypothetical pre-existing account with exactly one
   unit at the beginning of the period:...........................$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:.......................................$1.000137
Calculation:
   Ending account value...........................................$1.000137
   Less beginning account value...................................$1.000000
   Net change in account value....................................$0.000137
Base period return:
   (adjusted change/beginning account value)......................$0.000137
Current annual yield = return x (365/7) =.............................0.71%
Effective annual yield = [(1 + return) 365/7 ] - 1 =..................0.72%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.


Total Return: We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable policy charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than your original investment. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.

===================================================================================================================================
                                  AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2003
===================================================================================================================================
                          SERIES                        INCEPTION DATE     1 YEAR        5 YEARS       10 YEARS   SINCE INCEPTION
===================================================================================================================================
Phoenix-Aberdeen International Series                      5/1/1990        31.87%         -1.43%         0.67%          6.30%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                        10/29/2001        28.19%           N/A           N/A           9.47%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series          7/14/1997        26.23%         -2.24%          N/A           3.44%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series         10/29/2001        26.06%           N/A           N/A           0.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series        5/1/1995        38.27%         17.76%          N/A          15.21%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                   12/31/1982        26.49%         -7.88%         4.56%         12.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series            8/15/2000        46.42%           N/A           N/A         -12.06%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                       10/8/1982         0.68%          3.34%         4.15%          5.62%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series         12/31/1982        14.58%          8.47%         7.70%          9.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series        6/2/2003          N/A            N/A           N/A           2.96%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                     8/12/2002        19.09%           N/A           N/A          10.60%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series              8/12/2002        20.28%           N/A           N/A          15.08%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series         8/12/2002        29.81%           N/A           N/A          17.01%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                     8/12/2002        38.94%           N/A           N/A          24.83%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                      8/12/2002        28.78%           N/A           N/A          20.45%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                 8/12/2002        17.76%           N/A           N/A          17.63%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                8/12/2002        30.24%           N/A           N/A          20.33%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                  8/12/2002        24.47%           N/A           N/A          17.14%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                12/15/1999        20.83%           N/A           N/A         -11.26%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                       10/29/2001        22.56%           N/A           N/A           0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                 10/29/2001        24.85%           N/A           N/A           6.10%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           12/15/1999        27.40%           N/A           N/A          -0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)Series                8/15/2000        48.85%           N/A           N/A         -24.15%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                  3/2/1998        27.46%         -0.18%          N/A           3.09%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series              9/17/1984        19.87%          3.86%         8.40%         11.06%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Value Equity Series                       3/2/1998        23.87%          5.45%          N/A           6.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series            11/20/2000        32.79%           N/A           N/A           3.23%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series             3/2/1998        40.97%         10.70%          N/A           6.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series         11/20/2000        43.86%           N/A           N/A          16.80%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                       3/2/1998        28.83%          1.49%          N/A           4.75%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                     1/29/1996        37.26%         -2.31%          N/A           6.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series     8/12/2002        53.38%           N/A           N/A          36.98%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                         5/5/1993        29.52%         -0.64%         7.93%          9.23%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                               5/5/1993        25.08%         -3.30%         8.49%          9.35%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 1/25/1995        34.72%          0.04%          N/A          15.75%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II          3/28/1994         2.37%          5.68%          N/A           6.15%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                         3/1/1994        22.21%          3.18%          N/A           6.23%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio                                11/3/1997        28.35%          3.36%          N/A           7.13%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        11/3/1997        29.66%         -5.66%          N/A          -0.51%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                      11/3/1997        32.78%         -1.42%          N/A           4.40%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                             11/8/1996        25.15%          8.73%          N/A           8.93%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                         5/11/1992        32.21%          1.71%         6.51%          8.51%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                          3/15/1994        32.13%          5.44%          N/A           8.61%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                             5/1/2003          N/A            N/A           N/A          -0.72%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                             5/7/1997        39.19%         -7.65%          N/A           0.98%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                 5/01/2002        29.90%           N/A           N/A           0.48%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R)Equity Index Fund                      8/22/1997        33.35%         -3.48%          N/A          -0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                         10/1/1997        28.16%         -0.91%          N/A           3.67%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                     11/30/1999        47.77%           N/A           N/A         -21.85%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                2/1/1999        41.24%           N/A           N/A           9.89%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                             5/1/1995        48.86%         10.54%          N/A          15.00%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                              2/1/1999        30.73%           N/A           N/A          14.40%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                              5/1/1995        43.22%          8.80%          N/A          16.15%
===================================================================================================================================

We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:


    The Dow Jones Industrial Average(SM) (DJIA)
    First Boston High Yield Index
    Salomon Brothers Corporate Index
    Salomon Brothers Government Bond Index
    Standard & Poor's 500 Index(R) (S&P 500)


Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

    Lipper Analytical Services
    Morningstar, Inc.
    Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

    Barron's
    Business Week
    Changing Times
    Consumer Reports
    Financial Planning
    Financial Services Weekly
    Forbes
    Fortune
    Investor's Business Daily
    Money
    The New York Times
    Personal Investor
    Registered Representative
    U.S. News and World Report
    The Wall Street Journal

The DJIA is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA .


The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.


The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or us at the address and telephone number on the first page of the prospectus.

ADDITIONAL INFORMATION ABOUT CHARGES
--------------------------------------------------------------------------------

COST OF INSURANCE CHARGE
We deduct a charge to cover the cost of insurance coverage on each monthly calculation day. The maximum charge is based on the age, gender and risk classification of the person insured under the policy and the policy year in which the charge is deducted.

To determine the maximum monthly cost of insurance, we multiply the appropriate cost of insurance rate as shown in your policy, by the difference between your policy's death benefit and the policy value. Any change in the cost of insurance rates will apply to all persons of the same age, gender and risk class whose policies have been in force for the same length of time.

MORTALITY AND EXPENSE RISK CHARGE
We make a daily charge for the mortality and expense risks we assume. This charge is deducted from the value of each subaccount's assets attributable to the policies.

The mortality risk we assume is that the group of lives we insure under our policies may, on average, live for a shorter period of time than we estimated.

The expense risk we assume is that our cost of issuing and administering the policies may be more than we estimated. If all the money we collect from this charge is not required to cover the cost of death benefits and other expenses, it will be a gain to us. If the money we collect is not enough to cover our costs, we will still provide for death benefits and expenses.

We do not assess this charge against assets held in the Guaranteed Interest Account.


TAX CHARGES
States assess premium taxes at various rates, ranging from 0% to 3.5%. The deferred acquisition cost ("DAC" tax) is associated with our federal tax liability under Internal Revenue Code Section 848. We pay the cost up front and recoup the cost over the first ten policy years. We include this charge as part of the Acquisition Expense.

ADMINISTRATIVE CHARGES
These charges help us with the expenses we incur in administering the policy. This includes the cost of daily administration of services such as billing and collections, monthly processing, updating daily values and communicating with policyholders.

These charges are included as part of the "Administration Charge" which, in turn, is incorporated into the "Acquisition Expense."

SALES CHARGES
This charge is assessed on the initial premium in order to compensate the Company for expenses associated with selling and advertising the policy. This charge is included as part of your policies "Acquisition Expense."

PARTIAL SURRENDER FEE
Phoenix deducts a charge in addition to the partial surrender amount equal to 2% of the amount withdrawn up to a maximum of $25 for each partial surrender.

OTHER CHARGES

LOAN INTEREST RATE CHARGED
This charge reimburses us for expenses we incur in administering your loan. This rate varies by policy year and may also vary depending on your state of residence.

CHARGES FOR FEDERAL INCOME TAXES

We currently do not charge the Separate Account for federal income taxes attributable to it. In the future, we may charge to cover these taxes or any other tax liability of the Separate Account.


FUND CHARGES

As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each fund series. The fund prospectuses contain detailed information about fund charges, and may be obtained without charge by contacting VULA at the telephone number given on page one.

VOTING RIGHTS

--------------------------------------------------------------------------------
We will vote the funds' shares held by a subaccount at all regular and special shareholder meetings of the funds. Such voting will be according to your instructions to the extent required by law. However, we may elect to vote fund shares at our own discretion should the 1940 Act or any regulation thereunder be amended, or if its present interpretation should change allowing us to do so.

We will determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. Fractional shares will be recognized.

We will vote the shares for which we receive no timely instructions in the same proportion as the shares for which we do receive votes. When we receive instructions to abstain from voting on any item, we reduce the number of votes cast on that item accordingly.

You will receive proxy materials, reports and other materials related to the funds.

We may disregard voting instructions when required by state insurance regulatory authorities, if the instructions could cause a change in the sub-classification or investment objective of a portfolio or to approve or disapprove an investment advisory contract. We may also disregard voting instructions that would make changes to a portfolio's investment policies or investment advisor that violate state law or regulations. We may disregard voting instructions that would result in an adverse effect on our General Account or result in overly speculative or unsound investments contrary to state law. Should we ever disregard voting instructions, we will promptly report it to policy owners along with the reasons for doing so.


SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


SALES OF POLICIES
--------------------------------------------------------------------------------

Policies may be purchased from registered representatives of W.S. Griffith Securities ("WSG"), a New York corporation incorporated on August 7, 1970. WSG is licensed to sell Phoenix life insurance policies as well as annuity contracts and funds of companies affiliated with PHL Variable. WSG, an indirect wholly owned subsidiary of The Phoenix Companies, Inc., and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the NASD. PEPCO serves as national distributor of the policies pursuant to an underwriting agreement dated November 1, 2000. PEPCO, a Connecticut corporation incorporated on July 16, 1968, is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a wholly owned subsidiary of The Phoenix Companies, Inc. PEPCO is located at One American Row in Hartford, Connecticut.


Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. PHL Variable will pay a maximum total sales commission of 50% of premiums. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Insurance Commissioner. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.


State regulation includes certain limitations on the investments which we may make, including investments for the Separate Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Separate Account.


REPORTS
--------------------------------------------------------------------------------
We will furnish policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

EXPERTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Variable Universal Life Account (The Phoenix Edge(R)) at December 31, 2003, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent accountants, given on the authority of said firm as experts in auditing and accounting. Matthew A. Swendiman, Counsel, and Brian A. Giantonio, Vice President, Tax and ERISA Counsel, The Phoenix Companies, Inc., have provided opinions on certain matters relating to the federal securities and income tax laws, respectively, in connection with the contracts described in this prospectus.

--------------------------------------------------------------------------------
                                                              [logo] PHOENIX
                                                            WEALTH MANAGEMENT(R)






                         THE
                         PHOENIX
                              EDGE(R)





--------------------------------------------------------------------------------
    V A R I A B L E   U N I V E R S A L   L I F E   A N N U A L   R E P O R T
--------------------------------------------------------------------------------

                   PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                   DECEMBER 31, 2003







--------------------------------------------------------------------------------
L0132AR (C)2004 The Phoenix Companies, Inc.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

                                                                                              PHOENIX-ALLIANCE/    PHOENIX-ALLIANCE/
                                                        PHOENIX-ABERDEEN       PHOENIX-AIM        BERNSTEIN           BERNSTEIN
                                                          INTERNATIONAL      MID-CAP EQUITY     ENHANCED INDEX      GROWTH + VALUE
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       433,394    $       133,375    $        65,939     $        17,941
                                                        =================  =================  =================   =================
     Investment at market                                $       469,226    $       137,897    $        64,423     $        19,004
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            469,226            137,897             64,423              19,004
LIABILITIES
     Accrued expenses                                                205                 49                 32                   8
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       469,021    $       137,848    $        64,391     $        18,996
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   218,935            114,496             55,617              18,994
                                                        =================  =================  =================   =================
Unit value                                               $      2.142298    $      1.203958    $      1.157772     $      1.000081
                                                        =================  =================  =================   =================


                                                          PHOENIX-DUFF &                          PHOENIX-             PHOENIX-
                                                           PHELPS REAL          PHOENIX-          ENGEMANN             GOODWIN
                                                             ESTATE             ENGEMANN       SMALL & MID-CAP          MONEY
                                                           SECURITIES        CAPITAL GROWTH        GROWTH               MARKET
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       162,922    $     3,615,879    $        31,172     $       283,978
                                                        =================  =================  =================   =================
     Investment at market                                $       215,338    $     3,747,817    $        31,924     $       283,978
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            215,338          3,747,817             31,924             283,978
LIABILITIES
     Accrued expenses                                                 89              1,668                 12                 144
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       215,249    $     3,746,149    $        31,912     $       283,834
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    78,234          1,031,873             34,711             135,502
                                                        =================  =================  =================   =================
Unit value                                               $      2.751337    $      3.630439    $      0.919326     $      2.094691
                                                        =================  =================  =================   =================


                                                         PHOENIX-GOODWIN    PHOENIX-GOODWIN
                                                          MULTI-SECTOR       MULTI-SECTOR       PHOENIX-JANUS
                                                             FIXED            SHORT TERM           FLEXIBLE         PHOENIX-LAZARD
                                                             INCOME              BOND               INCOME          U.S. MULTI-CAP
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $    13,212,358    $         9,053    $        48,716     $         4,519
                                                        =================  =================  =================   =================
     Investment at market                                $    13,817,168    $         9,047    $        49,727     $         5,353
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                         13,817,168              9,047             49,727               5,353
LIABILITIES
     Accrued expenses                                              6,200                  4                 22                   2
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $    13,810,968    $         9,043    $        49,705     $         5,351
                                                        =================  =================  =================   =================
Accumulation units outstanding                                 3,851,504              8,808             40,477               4,163
                                                        =================  =================  =================   =================
Unit value                                               $      3.585863    $      1.026623    $      1.227963     $      1.285292
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
                                   (CONTINUED)


                                                          PHOENIX-LORD       PHOENIX-LORD        PHOENIX-LORD         PHOENIX-MFS
                                                             ABBETT        ABBETT LARGE-CAP     ABBETT MID-CAP         INVESTORS
                                                         BOND-DEBENTURE         VALUE               VALUE                TRUST
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                        ----------------- ------------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        20,808    $        32,462    $       171,162     $         8,322
                                                        =================  =================  =================   =================
     Investment at market                                $        22,368    $        34,031    $       140,813     $         8,386
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             22,368             34,031            140,813               8,386
LIABILITIES
     Accrued expenses                                                 10                 11                 62                   4
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        22,358    $        34,020    $       140,751     $         8,382
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    17,975             26,504            245,239               8,374
                                                        =================  =================  =================   =================
Unit value                                               $      1.243824    $      1.283547    $      0.573936     $      1.001033
                                                        =================  =================  =================   =================


                                                                           PHOENIX-NORTHERN   PHOENIX-OAKHURST    PHOENIX-OAKHURST
                                                         PHOENIX-NORTHERN      NASDAQ-100         GROWTH AND          STRATEGIC
                                                             DOW 30            INDEX(R)            INCOME            ALLOCATION
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        20,607    $        17,871    $       113,795     $     5,780,968
                                                        =================  =================  =================   =================
     Investment at market                                $        19,443    $        19,101    $       117,152     $     6,708,765
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             19,443             19,101            117,152           6,708,765
LIABILITIES
     Accrued expenses                                                  9                  8                 51               2,979
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        19,434     $       19,093    $       117,101     $     6,705,786
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    19,130             22,088            109,323           1,638,014
                                                        =================  =================  =================   =================
Unit value                                               $      1.015855     $     0.864318    $      1.071146     $      4.093850
                                                        =================  =================  =================   =================


                                                                            PHOENIX-SANFORD    PHOENIX-SANFORD
                                                         PHOENIX-OAKHURST      BERNSTEIN          BERNSTEIN        PHOENIX-SENECA
                                                              VALUE             MID-CAP           SMALL-CAP            MID-CAP
                                                             EQUITY              VALUE              VALUE              GROWTH
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       213,953     $      243,036    $        12,055     $       102,776
                                                        =================  =================  =================   =================
     Investment at market                                $       196,088     $      289,055    $        13,268     $        60,816
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            196,088            289,055             13,268              60,816
LIABILITIES
     Accrued expenses                                                 86                138                  6                  27
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       196,002     $      288,917    $        13,262     $        60,789
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   149,418            183,788              9,587              53,863
                                                        =================  =================  =================   =================
Unit value                                              $      1.311770     $     1.572015    $      1.383360     $      1.128557
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
                                   (CONTINUED)

                                                                                                FEDERATED FUND      FEDERATED HIGH
                                                          PHOENIX-SENECA    ALGER AMERICAN         FOR U.S.           INCOME BOND
                                                             STRATEGIC         LEVERAGED           GOVERNMENT          FUND II --
                                                               THEME             ALLCAP          SECURITIES II      PRIMARY SHARES
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------   -----------------   -----------------
ASSETS
     Investment at cost                                  $       236,288    $        17,870    $     3,838,775     $       100,138
                                                        =================  =================  =================   =================
     Investment at market                                $       216,841    $        18,814    $     3,890,637     $       104,458
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            216,841             18,814          3,890,637             104,458
LIABILITIES
     Accrued expenses                                                 97                  8              1,758                  47
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       216,744    $        18,806    $     3,888,879     $       104,411
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   148,470             32,762          3,367,060              92,434
                                                        =================  =================  =================   =================
Unit value                                               $      1.459862    $      0.574044    $      1.154978     $      1.129577
                                                        =================  =================  =================   =================


                                                                                                                     TEMPLETON
                                                                                                                     DEVELOPING
                                                              VIP                  VIP           MUTUAL SHARES        MARKETS
                                                          CONTRAFUND(R)          GROWTH           SECURITIES         SECURITIES
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $     8,132,980    $     6,197,004    $        40,896     $         7,680
                                                        =================  =================  =================   =================
     Investment at market                                $     8,668,183    $     6,042,132    $        46,528     $        10,834
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                          8,668,183          6,042,132             46,528              10,834
LIABILITIES
     Accrued expenses                                              3,825              2,664                 21                   5
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $     8,664,358    $     6,039,468    $        46,507     $        10,829
                                                        =================  =================  =================   =================
Accumulation units outstanding                                 8,229,605          8,025,360             36,746               7,449
                                                        =================  =================  =================   =================
Unit value                                               $      1.052828    $      0.752548    $      1.265675     $      1.453831
                                                        =================  =================  =================   =================


                                                            TEMPLETON          TEMPLETON        SCUDDER VIT         SCUDDER VIT
                                                             FOREIGN             GROWTH        EAFE(R) EQUITY        EQUITY 500
                                                            SECURITIES         SECURITIES          INDEX               INDEX
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       101,423    $     5,264,711    $        63,896     $       320,461
                                                        =================  =================  =================   =================
     Investment at market                                $        68,214    $     5,518,187    $        64,210     $       375,634
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             68,214          5,518,187             64,210             375,634
LIABILITIES
     Accrued expenses                                                 30              2,416                 28                 150
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        68,184    $     5,515,771    $        64,182     $       375,484
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    63,622          5,229,116             69,437             357,624
                                                        =================  =================  =================   =================
Unit value                                               $      1.071702    $      1.054819    $      0.924346     $      1.049941
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
                                   (CONTINUED)



                                                                                                   WANGER
                                                                            WANGER FOREIGN      INTERNATIONAL            WANGER
                                                            TECHNOLOGY           FORTY            SMALL CAP              TWENTY
                                                            SUBACCOUNT        SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       480,629    $         6,677    $       353,090     $       152,570
                                                        =================  =================  =================   =================
     Investment at market                                $       130,091    $         4,188    $       261,225     $       165,185
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            130,091              4,188            261,225             165,185
LIABILITIES
     Accrued expenses                                                 58                  2                116                  73
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       130,033    $         4,186    $       261,109     $       165,112
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   435,458              6,058            139,350             127,291
                                                        =================  =================  =================   =================
Unit value                                               $      0.298612    $      0.691055    $      1.873750     $      1.297123
                                                        =================  =================  =================   =================


                                                            WANGER U.S.
                                                             SMALLER
                                                            COMPANIES
                                                            SUBACCOUNT
                                                        -----------------
ASSETS
     Investment at cost                                  $       419,011
                                                        =================
     Investment at market                                $       591,650
                                                        -----------------
         Total assets                                            591,650
LIABILITIES
     Accrued expenses                                                261
                                                        -----------------
NET ASSETS                                               $       591,389
                                                        =================
Accumulation units outstanding                                   279,598
                                                        =================
Unit value                                               $      2.115139
                                                        =================








                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                              PHOENIX-ALLIANCE/    PHOENIX-ALLIANCE/
                                                        PHOENIX-ABERDEEN       PHOENIX-AIM        BERNSTEIN           BERNSTEIN
                                                          INTERNATIONAL      MID-CAP EQUITY     ENHANCED INDEX      GROWTH + VALUE
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT(4)
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         7,823    $             -    $           861     $            70
Expenses
     Mortality and expense fees                                    2,049                 83                455                  10
     Indexing (gain) loss                                             46                  2                  5                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       5,728                (85)               401                  60
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                 (15,806)                 9            (11,181)                  -
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                               121,858              5,906             29,508               1,063
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                    106,052              5,915             18,327               1,063
Net increase (decrease) in net assets resulting from
     operations                                          $       111,780    $         5,830    $        18,728     $         1,123
                                                        =================  =================  =================   =================


                                                          PHOENIX-DUFF &                          PHOENIX-             PHOENIX-
                                                           PHELPS REAL          PHOENIX-          ENGEMANN             GOODWIN
                                                             ESTATE             ENGEMANN       SMALL & MID-CAP          MONEY
                                                           SECURITIES        CAPITAL GROWTH        GROWTH               MARKET
                                                           SUBACCOUNT          SUBACCOUNT       SUBACCOUNT(3)         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         4,903    $         3,505    $             -     $         3,313
Expenses
     Mortality and expense fees                                      693             17,669                 16               2,421
     Indexing (gain) loss                                             28                342                 (1)                  -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       4,182            (14,506)               (15)                892
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     437           (100,529)               (42)                  -
Net realized gain distribution from Fund                           5,940                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                34,538            933,975                752                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     40,915            833,446                710                   -
Net increase (decrease) in net assets resulting from
     operations                                          $        45,097    $       818,940    $           695     $           892
                                                        =================  =================  =================   =================


                                                         PHOENIX-GOODWIN    PHOENIX-GOODWIN
                                                          MULTI-SECTOR       MULTI-SECTOR       PHOENIX-JANUS
                                                             FIXED            SHORT TERM           FLEXIBLE        PHOENIX-LAZARD
                                                             INCOME              BOND               INCOME         U.S. MULTI-CAP
                                                           SUBACCOUNT        SUBACCOUNT(4)        SUBACCOUNT        SUBACCOUNT(2)
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $       870,546    $           117    $         1,511     $            20
Expenses
     Mortality and expense fees                                   65,295                  5                207                  16
     Indexing (gain) loss                                            659                  -                  1                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                     804,592                112              1,303                   4
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                   2,975                  -                  8                  19
Net realized gain distribution from Fund                               -                  -                994                 102
Net change in unrealized appreciation (depreciation)
     on investment                                               904,488                 (6)              (137)                834
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                    907,463                 (6)               865                 955
Net increase (decrease) in net assets resulting from
     operations                                          $     1,712,055    $           106    $         2,168     $           959
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)

                                                           PHOENIX-LORD      PHOENIX-LORD        PHOENIX-MFS         PHOENIX-MFS
                                                              ABBETT       ABBETT LARGE-CAP       INVESTORS           INVESTORS
                                                          BOND-DEBENTURE        VALUE            GROWTH STOCK           TRUST
                                                           SUBACCOUNT(1)     SUBACCOUNT(3)        SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $           849    $           132    $             -     $            43
Expenses
     Mortality and expense fees                                       78                 20                459                  37
     Indexing (gain) loss                                              1                  1                  2                   1
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                         770                111               (461)                  5
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      11                  1            (48,911)                  7
Net realized gain distribution from Fund                             184                 64                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                 1,560              1,569             59,159               1,503
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      1,755              1,634             10,248               1,510
Net increase (decrease) in net assets resulting from
     operations                                          $         2,525    $         1,745    $         9,787     $         1,515
                                                        =================  =================  =================   =================


                                                                            PHOENIX-NORTHERN   PHOENIX-OAKHURST    PHOENIX-OAKHURST
                                                         PHOENIX-NORTHERN       NASDAQ-100        GROWTH AND          STRATEGIC
                                                             DOW 30             INDEX(R)           INCOME            ALLOCATION
                                                           SUBACCOUNT         SUBACCOUNT(4)       SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $           279    $              -   $         1,093     $        162,382
Expenses
     Mortality and expense fees                                       85                 10                481              30,537
     Indexing (gain) loss                                              1                 (1)                 9                 458
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                         193                 (9)               603             131,387
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                    (909)                 1             (1,491)              2,014
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                 4,686              1,230             22,659             963,692
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      3,777              1,231             21,168             965,706
Net increase (decrease) in net assets resulting from
     operations                                          $         3,970    $         1,222    $        21,771     $     1,097,093
                                                        =================  =================  =================   =================


                                                                            PHOENIX-SANFORD    PHOENIX-SANFORD
                                                         PHOENIX-OAKHURST      BERNSTEIN          BERNSTEIN        PHOENIX-SENECA
                                                              VALUE             MID-CAP           SMALL-CAP            MID-CAP
                                                             EQUITY              VALUE              VALUE              GROWTH
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         1,457    $           448    $             -     $             -
Expenses
     Mortality and expense fees                                      822              1,533                111                 273
     Indexing (gain) loss                                         (1,188)                47                 (1)                  2
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       1,823             (1,132)              (110)               (275)
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                  (5,108)            19,247            (14,861)             (1,056)
Net realized gain distribution from Fund                               -              9,113                220                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                34,482             80,330             16,717              14,826
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     29,374            108,690              2,076              13,770
Net increase (decrease) in net assets resulting from
     operations                                          $        31,197    $       107,558    $         1,966     $        13,495
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)

                                                                                                FEDERATED FUND      FEDERATED HIGH
                                                          PHOENIX-SENECA    ALGER AMERICAN         FOR U.S.           INCOME BOND
                                                             STRATEGIC         LEVERAGED           GOVERNMENT          FUND II --
                                                               THEME             ALLCAP          SECURITIES II      PRIMARY SHARES
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------   -----------------   -----------------
Investment income
     Distributions                                       $             -    $             -    $       422,751     $         4,865
Expenses
     Mortality and expense fees                                    1,000                134             52,584                 437
     Indexing (gain) loss                                              8                  2                335                   5
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      (1,008)              (136)           369,832               4,423
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                 (21,553)           (31,757)            42,567                 506
Net realized gain distribution from Fund                               -                  -             54,827                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                91,868             41,013           (323,438)             11,576
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     70,315              9,256           (226,044)             12,082
Net increase (decrease) in net assets resulting from
     operations                                          $        69,307    $         9,120    $       143,788     $        16,505
                                                        =================  =================  =================   =================


                                                              VIP              VIP GROWTH             VIP           MUTUAL SHARES
                                                          CONTRAFUND(R)      OPPORTUNITIES          GROWTH           SECURITIES
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $           422                 13    $        9,928      $           426
Expenses
     Mortality and expense fees                                    7,932                  1             26,035                 205
     Indexing (gain) loss                                            187                  -                665                   4
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      (7,697)                12            (16,772)                217
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                   6,971             (1,142)           (26,891)               (103)
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                               537,995                993          1,518,288               9,136
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                    544,966               (149)         1,491,397               9,033
Net increase (decrease) in net assets resulting from
     operations                                          $       537,269    $          (137)   $     1,474,625     $         9,250
                                                        =================  =================  =================   =================


                                                            TEMPLETON
                                                            DEVELOPING        TEMPLETON          TEMPLETON          SCUDDER VIT
                                                             MARKETS           FOREIGN             GROWTH          EAFE(R) EQUITY
                                                            SECURITIES        SECURITIES         SECURITIES            INDEX
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                       -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $            99    $           992    $        72,622     $         2,321
Expenses
     Mortality and expense fees                                       42                285             23,121                 264
     Indexing (gain) loss                                            (10)                15                497                   7
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                          67                692             49,004               2,050
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                       7               (157)            (2,946)                117
Net realized gain distribution from Fund                               -                  -                  -                   -
Net unrealized appreciation (depreciation) on investment
     on investment                                                 3,662             15,893          1,280,806              13,714
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                      3,669             15,736          1,277,860              13,831
Net increase (decrease) in net assets resulting from
     operations                                          $         3,736    $        16,428    $     1,326,864     $        15,881
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)

                                                           SCUDDER VIT                                                 WANGER
                                                            EQUITY 500                         WANGER FOREIGN       INTERNATIONAL
                                                              INDEX           TECHNOLOGY            FORTY             SMALL CAP
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         2,457    $             -    $            11     $           650
Expenses
     Mortality and expense fees                                      999                551                 17               1,051
     Indexing (gain) loss                                             26                  5                  -                  32
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       1,432               (556)                (6)               (433)
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     254            (11,879)                (7)             (7,361)
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                58,089             54,372              1,225              94,000
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     58,343             42,493              1,218              86,639
Net increase (decrease) in net assets resulting from
     operations                                          $        59,775    $        41,937    $         1,212     $        86,206
                                                        =================  =================  =================   =================


                                                                              WANGER U.S.
                                                             WANGER            SMALLER
                                                             TWENTY           COMPANIES
                                                           SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------
Investment income
     Distributions                                       $             -    $             -
Expenses
     Mortality and expense fees                                      366              2,469
     Indexing (gain) loss                                              6                 89
                                                        -----------------  -----------------
Net investment income (loss)                                        (372)            (2,558)
                                                        -----------------  -----------------
Net realized gain (loss) from share transactions                      14                237
Net realized gain distribution from Fund                               -                  -
Net change in unrealized appreciation (depreciation)
     on investment                                                13,979            178,439
                                                        -----------------  -----------------
Net gain (loss) on investment                                     13,993            178,676
Net increase (decrease) in net assets resulting from
     operations                                          $        13,621    $       176,118
                                                        =================  =================












Footnotes for Statements of Operations
For the period ended December 31, 2003

(1) From inception April 10, 2003 to December 31, 2003.
(2) From inception April 29, 2003 to December 31, 2003.
(3) From inception October 31, 2003 to December 31, 2003.
(4) From inception November 21, 2003 to December 31, 2003.

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003


                                                                                              PHOENIX-ALLIANCE/    PHOENIX-ALLIANCE/
                                                        PHOENIX-ABERDEEN       PHOENIX-AIM        BERNSTEIN           BERNSTEIN
                                                          INTERNATIONAL      MID-CAP EQUITY     ENHANCED INDEX      GROWTH + VALUE
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT(4)
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         5,728    $           (85)   $           401     $            60
     Net realized gain (loss)                                    (15,806)                 9            (11,181)                  -
     Net change in unrealized appreciation (depreciation)
           on investments                                        121,858              5,906             29,508               1,063
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations           111,780              5,830             18,728               1,123
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         13,493             15,148              1,340                   -
     Participant transfers                                       (45,943)+          123,670            (57,400)             17,888
     Participant withdrawals                                     (57,275)           (13,791)            (3,223)                (15)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           (89,725)           125,027            (59,283)             17,873
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        22,055            130,857            (40,555)             18,996

NET ASSETS
     Beginning of period                                         446,966              6,991            104,946                   -
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       469,021    $       137,848    $        64,391     $        18,996
                                                        =================  =================  =================   =================


                                                          PHOENIX-DUFF &                          PHOENIX-             PHOENIX-
                                                           PHELPS REAL          PHOENIX-          ENGEMANN             GOODWIN
                                                             ESTATE             ENGEMANN       SMALL & MID-CAP          MONEY
                                                           SECURITIES        CAPITAL GROWTH        GROWTH               MARKET
                                                           SUBACCOUNT          SUBACCOUNT       SUBACCOUNT(3)         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         4,182    $       (14,506)   $           (15)    $           892
     Net realized gain (loss)                                      6,377           (100,529)               (42)                  -
     Net change in unrealized appreciation (depreciation)
           on investments                                         34,538            933,975                752                   -
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            45,097            818,940                695                 892
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -             76,419                  -              21,311
     Participant transfers                                        39,095           (259,747)            31,422            (157,853)
     Participant withdrawals                                      (4,643)          (326,330)              (205)            (36,835)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            34,452           (509,658)            31,217            (173,377)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        79,549            309,282             31,912            (172,485)

NET ASSETS
     Beginning of period                                         135,700          3,436,867                  -             456,319
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       215,249    $     3,746,149    $        31,912     $       283,834
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                         PHOENIX-GOODWIN    PHOENIX-GOODWIN
                                                          MULTI-SECTOR       MULTI-SECTOR       PHOENIX-JANUS
                                                             FIXED            SHORT TERM           FLEXIBLE        PHOENIX-LALZARD
                                                             INCOME              BOND               INCOME          U.S. MULTI-CAP
                                                           SUBACCOUNT        SUBACCOUNT(4)        SUBACCOUNT        SUBACCOUNT(2)
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $       804,592    $           112    $         1,303     $             4
     Net realized gain (loss)                                      2,975                  -              1,002                 121
     Net change in unrealized appreciation (depreciation)
           on investments                                        904,488                 (6)              (137)                834
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations         1,712,055                106              2,168                 959
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         34,086                  -                 79                  67
     Participant transfers                                       (35,550)             8,945             27,615               5,042
     Participant withdrawals                                    (259,151)                (8)            (1,788)               (717)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                          (260,615)             8,937             25,906               4,392
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                     1,451,440              9,043             28,074               5,351
NET ASSETS
     Beginning of period                                      12,359,528                  -             21,631                   -
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $    13,810,968    $         9,043    $        49,705     $         5,351
                                                        =================  =================  =================   =================

                                                          PHOENIX-LORD       PHOENIX-LORD        PHOENIX-MFS         PHOENIX-MFS
                                                             ABBETT        ABBETT LARGE-CAP       INVESTORS           INVESTORS
                                                         BOND-DEBENTURE         VALUE           GROWTH STOCK            TRUST
                                                          SUBACCOUNT(1)      SUBACCOUNT(3)       SUBACCOUNT           SUBACCOUNT
                                                        ----------------- ------------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           770    $           111    $          (461)    $             5
     Net realized gain (loss)                                        195                 65            (48,911)                  7
     Net change in unrealized appreciation (depreciation)
           on investments                                          1,560              1,569             59,159               1,503
                                                         -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations             2,525              1,745              9,787               1,515
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -                  -            120,016                   -
     Participant transfers                                        20,281             32,334            (31,226)++               (2)
     Participant withdrawals                                        (448)               (59)           (40,745)                (79)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            19,833             32,275             48,045                 (81)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        22,358             34,020             57,832               1,434

NET ASSETS
     Beginning of period                                               -                  -             82,919               6,948
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        22,358    $        34,020    $       140,751     $         8,382
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                                            PHOENIX-NORTHERN   PHOENIX-OAKHURST    PHOENIX-OAKHURST
                                                         PHOENIX-NORTHERN       NASDAQ-100        GROWTH AND          STRATEGIC
                                                             DOW 30             INDEX(R)           INCOME            ALLOCATION
                                                           SUBACCOUNT         SUBACCOUNT(4)       SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           193    $            (9)   $           603     $       131,387
     Net realized gain (loss)                                       (909)                 1             (1,491)              2,014
     Net change in unrealized appreciation (depreciation)
           on investments                                          4,686              1,230             22,659             963,692
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations             3,970              1,222             21,771           1,097,093
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -                  -              1,358             447,533
     Participant transfers                                            (1)            17,886              1,903               3,477
     Participant withdrawals                                      (2,423)               (15)            (2,766)           (636,354)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            (2,424)            17,871                495            (185,344)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                         1,546             19,093             22,266             911,749

NET ASSETS
     Beginning of period                                          17,888                  -             94,835           5,794,037
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        19,434    $        19,093    $       117,101     $     6,705,786
                                                        =================  =================  =================   =================


                                                                            PHOENIX-SANFORD    PHOENIX-SANFORD
                                                         PHOENIX-OAKHURST      BERNSTEIN          BERNSTEIN        PHOENIX-SENECA
                                                              VALUE             MID-CAP           SMALL-CAP            MID-CAP
                                                             EQUITY              VALUE              VALUE              GROWTH
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         1,823    $        (1,132)   $          (110)    $          (275)
     Net realized gain (loss)                                     (5,108)            28,360            (14,641)             (1,056)
     Net change in unrealized appreciation (depreciation)
           on investments                                         34,482             80,330             16,717              14,826
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            31,197            107,558              1,966              13,495
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                            573                519                445                  73
     Participant transfers                                       (20,948)           (77,096)           (41,597)                  7
     Participant withdrawals                                      (3,591)           (10,280)            (1,028)               (800)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           (23,966)           (86,857)           (42,180)               (720)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                         7,231             20,701            (40,214)             12,775

NET ASSETS
     Beginning of period                                         188,771            268,216             53,476              48,014
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       196,002    $       288,917    $        13,262     $        60,789
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)

                                                                                                FEDERATED FUND      FEDERATED HIGH
                                                          PHOENIX-SENECA     ALGER AMERICAN         FOR U.S.           INCOME BOND
                                                            STRATEGIC          LEVERAGED           GOVERNMENT          FUND II --
                                                              THEME              ALLCAP          SECURITIES II      PRIMARY SHARES
                                                            SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------   -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $        (1,008)   $          (136)   $       369,832     $         4,423
     Net realized gain (loss)                                    (21,553)           (31,757)            97,394                 506
     Net change in unrealized appreciation (depreciation)
           on investments                                         91,868             41,013           (323,438)             11,576
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            69,307              9,120            143,788              16,505
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        331,070                  -                117                   -
     Participant transfers                                            (2)           (18,611)        (8,026,927)             57,789
     Participant withdrawals                                    (364,807)            (1,885)          (145,345)             (1,048)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           (33,739)           (20,496)        (8,172,155)             56,741
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        35,568            (11,376)        (8,028,367)             73,246

NET ASSETS
     Beginning of period                                         181,176             30,182         11,917,246              31,165
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       216,744    $        18,806    $     3,888,879     $       104,411
                                                        =================  =================  =================   =================


                                                              VIP              VIP GROWTH             VIP           MUTUAL SHARES
                                                          CONTRAFUND(R)      OPPORTUNITIES          GROWTH           SECURITIES
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $        (7,697)   $            12    $       (16,772)    $           217
     Net realized gain (loss)                                      6,971             (1,142)           (26,891)               (103)
     Net change in unrealized appreciation (depreciation)
           on investments                                        537,995                993          1,518,288               9,136
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations           537,269               (137)         1,474,625               9,250
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -                  1                  -                   -
     Participant transfers                                     8,061,288                 (1)            27,373                   -
     Participant withdrawals                                     (41,582)            (1,796)          (106,730)             (1,157)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                         8,019,706             (1,796)           (79,357)             (1,157)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                     8,556,975             (1,933)         1,395,268               8,093

NET ASSETS
     Beginning of period                                         107,383              1,933          4,644,200              38,414
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $     8,664,358    $             -    $     6,039,468     $        46,507
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                            TEMPLETON
                                                            DEVELOPING        TEMPLETON          TEMPLETON          SCUDDER VIT
                                                             MARKETS           FOREIGN             GROWTH          EAFE(R) EQUITY
                                                            SECURITIES        SECURITIES         SECURITIES            INDEX
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                       -----------------  -----------------  -----------------   -----------------
From operations
     Net investment income (loss)                        $            67    $         $ 692    $        49,004     $         2,050
     Net realized gain (loss)                                          7               (157)            (2,946)                117
     Net change in unrealized appreciation (depreciation)
           on investments                                          3,662             15,893          1,280,806              13,714
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations             3,736             16,428          1,326,864              15,881
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -                  -                  -                   -
     Participant transfers                                            (1)                 -             11,717                   -
     Participant withdrawals                                        (145)              (978)           (69,510)             (1,000)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                              (146)              (978)           (57,793)             (1,000)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                         3,590             15,450          1,269,071              14,881

NET ASSETS
     Beginning of period                                           7,239             52,734          4,246,700              49,301
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        10,829    $        68,184    $     5,515,771     $        64,182
                                                        =================  =================  =================   =================


                                                           SCUDDER VIT                                                 WANGER
                                                            EQUITY 500                         WANGER FOREIGN       INTERNATIONAL
                                                              INDEX           TECHNOLOGY            FORTY             SMALL CAP
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
 FROM OPERATIONS
     Net investment income (loss)                        $         1,432    $          (556)   $            (6)    $          (433)
     Net realized gain (loss)                                        254            (11,879)                (7)             (7,361)
     Net change in unrealized appreciation (depreciation)
           on investments                                         58,089             54,372              1,225              94,000
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            59,775             41,937              1,212              86,206
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         15,148                  -                  -               1,607
     Participant transfers                                       188,586               (775)                 -             (24,346)
     Participant withdrawals                                     (12,530)            (2,256)               (48)             (7,580)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           191,204             (3,031)               (48)            (30,319)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       250,979             38,906              1,164              55,887

NET ASSETS
     Beginning of period                                         124,505             91,127              3,022             205,222
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       375,484    $       130,033    $         4,186     $       261,109
                                                        =================  =================  =================   =================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                                              WANGER U.S.
                                                             WANGER            SMALLER
                                                             TWENTY           COMPANIES
                                                           SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                        $          (372)   $        (2,558)
     Net realized gain (loss)                                         14                237
     Net change in unrealized appreciation (depreciation)
           on investments                                         13,979            178,439
                                                        -----------------  -----------------
     Net increase (decrease) resulting from operations            13,621            176,118
                                                        -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -              1,019
     Participant transfers                                       133,648            (20,486)
     Participant withdrawals                                      (1,313)           (11,633)
                                                        -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           132,335            (31,100)
                                                        -----------------  -----------------
     Net increase (decrease) in net assets                       145,956            145,018

NET ASSETS
     Beginning of period                                          19,156            446,371
                                                        -----------------  -----------------
     End of period                                       $       165,112    $       591,389
                                                        =================  =================











+  Participant transfers include net assets transferred in from Aberdeen
   New Asia on February 7, 2003.
++ Participant transfers include net assets transferred in from MFS Investors
   Growth and Van Kampen Focus Equity on February 14, 2003.

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2003

(1) From inception April 10, 2003 to December 31, 2003.
(2) From inception April 29, 2003 to December 31, 2003.
(3) From inception October 31, 2003 to December 31, 2003.
(4) From inception November 21, 2003 to December 31, 2003.

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                 PHOENIX-          PHOENIX-
                                                                ABERDEEN         ABERDEEN NEW        PHOENIX-AIM       PHOENIX-
                                                              INTERNATIONAL          ASIA          MID-CAP EQUITY  DEUTSCHE DOW 30
                                                               SUBACCOUNT         SUBACCOUNT        SUBACCOUNT(4)     SUBACCOUNT
                                                            ---------------     ---------------    --------------  ---------------
FROM OPERATIONS
   Net investment income (loss)                             $         2,982     $           139    $         (22)   $          149
   Net realized gain (loss)                                          (2,508)                 (5)               6               (16)
   Net unrealized appreciation (depreciation)                       (81,917)               (808)          (1,384)           (3,550)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) resulting from operations                (81,443)               (674)          (1,400)           (3,417)
                                                            ---------------     ---------------    -------------    --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                 -                   -                -                 -
   Participant transfers                                             11,623               6,727            8,434               260
   Participant withdrawals                                          (63,422)                (67)             (43)             (744)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets resulting
       from participant transactions                                (51,799)              6,660            8,391              (484)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets                           (133,242)              5,986            6,991            (3,901)
NET ASSETS
   Beginning of period                                              580,208                 -                -              21,789
                                                            ---------------     ---------------    -------------    --------------
   End of period                                            $       446,966     $         5,986    $       6,991    $       17,888
                                                            ===============     ===============    =============    ==============

                                                                                                                       PHOENIX-
                                                            PHOENIX-DUFF &          PHOENIX-           PHOENIX-     GOODWIN MULTI-
                                                              PHELPS REAL          ENGEMANN        GOODWIN MONEY     SECTOR FIXED
                                                           ESTATE SECURITIES    CAPITAL GROWTH         MARKET           INCOME
                                                              SUBACCOUNT          SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                           -----------------    ---------------    -------------    --------------
FROM OPERATIONS
   Net investment income (loss)                             $         5,201     $       (35,491)   $       4,700    $      792,910
   Net realized gain (loss)                                           7,267          (4,777,271)             -               5,293
   Net unrealized appreciation (depreciation)                         5,622           2,332,403              -             183,989
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) resulting from operations                 18,090          (2,480,359)           4,700           982,192
                                                            ---------------     ---------------    -------------    --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                 -                   -            (25,728)              -
   Participant transfers                                            (64,895)        (18,728,562)         (60,442)        8,127,652
   Participant withdrawals                                           (4,039)           (354,778)         (28,816)         (290,330)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                 (68,934)        (19,083,340)        (114,986)        7,837,322
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets                            (50,844)        (21,563,699)        (110,286)        8,819,514
NET ASSETS
   Beginning of period                                              186,544          25,000,566          566,605         3,540,014
                                                            ---------------     ---------------    -------------    --------------
   End of period                                            $       135,700     $     3,436,867    $     456,319    $   12,359,528
                                                            ===============     ===============    =============    ==============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                  PHOENIX-J.P.
                                                           PHOENIX-HOLLISTER    MORGAN RESEARCH    PHOENIX-JANUS    PHOENIX-JANUS
                                                              VALUE EQUITY       ENHANCED INDEX   FLEXIBLE INCOME     GROWTH
                                                               SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                           -----------------    ---------------   ---------------   --------------
FROM OPERATIONS
   Net investment income (loss)                             $          (294)    $           448    $         818    $         (716)
   Net realized gain (loss)                                            (887)            (15,065)              74           (15,600)
   Net unrealized appreciation (depreciation)                       (37,738)            (18,945)           1,100           (35,394)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) resulting from operations                (38,919)            (33,562)           1,992           (51,710)
                                                            ---------------     ---------------    -------------    --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                              97,245                 -                -                 -
   Participant transfers                                                -               (60,699)             -             (50,628)
   Participant withdrawals                                          (30,631)            (15,506)            (345)          (12,749)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets resulting
       from participant transactions                                 66,614             (76,205)            (345)          (63,379)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets                             27,695            (109,767)           1,647          (115,089)
NET ASSETS
   Beginning of period                                              161,076             214,713           19,984           198,006
                                                            ---------------     ---------------    -------------    --------------
   End of period                                            $       188,771     $       104,946    $      21,631    $       82,919
                                                            ===============     ===============    =============    ==============

                                                                                                     PHOENIX-
                                                                                   PHOENIX-          OAKHURST     PHOENIX-SANFORD
                                                             PHOENIX-MFS       OAKHURST GROWTH      STRATEGIC      BERNSTEIN MID-
                                                           INVESTORS TRUST       AND INCOME         ALLOCATION       CAP VALUE
                                                            SUBACCOUNT(4)        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                           ----------------    ----------------    -------------  ----------------
FROM OPERATIONS
   Net investment income (loss)                             $            13     $           361    $     132,989    $        1,197
   Net realized gain (loss)                                              10                (604)        (425,892)           12,875
   Net unrealized appreciation (depreciation)                        (1,439)            (22,204)        (997,119)          (51,815)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) resulting from operations                 (1,416)            (22,447)      (1,290,022)          (37,743)
                                                            ---------------     ---------------    -------------    --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                 -                   -             37,165               -
   Participant transfers                                              8,406              20,179      (12,291,746)          176,781
   Participant withdrawals                                              (42)             (3,963)        (338,417)           (4,844)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                   8,364              16,216      (12,592,998)          171,937
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets                              6,948              (6,231)     (13,883,020)          134,194
NET ASSETS
   Beginning of period                                                  -               101,066       19,677,057           134,022
                                                            ---------------     ---------------    -------------    --------------
   End of period                                            $         6,948     $        94,835    $   5,794,037    $      268,216
                                                            ===============     ===============    =============    ==============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                            PHOENIX-SANFORD                                         PHOENIX-VAN
                                                            BERNSTEIN SMALL-   PHOENIX-SENECA    PHOENIX-SENECA     KAMPEN FOCUS
                                                               CAP VALUE       MID-CAP GROWTH    STRATEGIC THEME       EQUITY
                                                             SUBACCOUNT(1)       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                            ----------------   ----------------  ---------------    --------------
FROM OPERATIONS
   Net investment income (loss)                             $            87     $          (396)   $      (1,301)   $          (10)
   Net realized gain (loss)                                             363             (30,875)         (75,960)              (50)
   Net unrealized appreciation (depreciation)                       (15,504)             (3,039)         (40,497)             (691)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) resulting from operations                (15,054)            (34,310)        (117,758)             (751)
                                                            ---------------     ---------------    -------------    --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                 -                   -                -                 -
   Participant transfers                                            211,966                (109)         (10,393)              260
   Participant withdrawals                                         (143,436)            (21,966)         (44,809)             (369)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                  68,530             (22,075)         (55,202)             (109)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets                             53,476             (56,385)        (172,960)             (860)
NET ASSETS
   Beginning of period                                                  -               104,399          354,136             2,582
                                                            ---------------     ---------------    -------------    --------------
   End of period                                            $        53,476     $        48,014    $     181,176    $        1,722
                                                            ===============     ===============    =============    ==============

                                                                                FEDERATED FUND
                                                                                   FOR U.S.       FEDERATED HIGH
                                                             ALGER AMERICAN       GOVERNMENT       INCOME BOND
                                                            LEVERAGED ALLCAP     SECURITIES II        FUND II      VIP CONTRAFUND(R)
                                                              SUBACCOUNT          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                            ----------------    ---------------   ---------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                             $          (178)    $       382,652    $       2,257    $         (172)
   Net realized gain (loss)                                            (655)              8,104             (710)           (3,001)
   Net unrealized appreciation (depreciation)                       (14,992)            373,618           (2,238)           (1,365)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) resulting from operations                (15,825)            764,374             (691)           (4,538)
                                                            ---------------     ---------------    -------------    --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                 -                   -                -                 -
   Participant transfers                                                260          11,265,026            7,726           123,660
   Participant withdrawals                                             (757)           (148,409)            (447)          (24,097)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                    (497)         11,116,617            7,279            99,563
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets                            (16,322)         11,880,991            6,588            95,025
NET ASSETS
   Beginning of period                                               46,504              36,255           24,577            12,358
                                                            ---------------     ---------------    -------------    --------------
   End of period                                            $        30,182     $    11,917,246    $      31,165    $      107,383
                                                            ===============     ===============    =============    ==============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                                       TEMPLETON
                                                                                                                       DEVELOPING
                                                              VIP GROWTH                           MUTUAL SHARES        MARKETS
                                                            OPPORTUNITIES         VIP GROWTH        SECURITIES        SECURITIES
                                                             SUBACCOUNT           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                           ----------------     ---------------    -------------    ---------------
FROM OPERATIONS
   Net investment income (loss)                             $            10     $       (22,140)   $         159    $           68
   Net realized gain (loss)                                             (45)            (27,895)             798                (6)
   Net unrealized appreciation (depreciation)                          (534)         (1,669,820)          (6,439)             (103)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) resulting from operations                   (569)         (1,719,855)          (5,482)              (41)
                                                            ---------------     ---------------    -------------    --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                 -                   -                -                 -
   Participant transfers                                                260           6,462,264             (730)              -
   Participant withdrawals                                             (388)           (109,092)          (1,345)             (144)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                    (128)          6,353,172           (2,075)             (144)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets                               (697)          4,633,317           (7,557)             (185)
NET ASSETS
   Beginning of period                                                2,630              10,883           45,971             7,424
                                                            ---------------     ---------------    -------------    --------------
   End of period                                            $         1,933     $     4,644,200    $      38,414    $        7,239
                                                            ===============     ===============    =============    ==============


                                                               TEMPLETON                            TEMPLETON         SCUDDER VIT
                                                                FOREIGN        TEMPLETON GLOBAL      GROWTH          EAFE(R) EQUITY
                                                              SECURITIES       ASSET ALLOCATION     SECURITIES          INDEX
                                                              SUBACCOUNT          SUBACCOUNT       SUBACCOUNT(2)     SUBACCOUNT(3)
                                                           -----------------   -----------------   --------------   ---------------
FROM OPERATIONS
   Net investment income (loss)                             $         1,179     $            65    $      88,791    $          586
   Net realized gain (loss)                                          (8,206)             (1,400)         100,689              (128)
   Net unrealized appreciation (depreciation)                       (12,923)                706       (1,027,330)          (13,400)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) resulting from operations                (19,950)               (629)        (837,850)          (12,942)
                                                            ---------------     ---------------    -------------    --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                 -                   -                -                 -
   Participant transfers                                              7,549              (4,216)       5,148,824            63,028
   Participant withdrawals                                           (1,303)                -            (64,274)             (785)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                   6,246              (4,216)       5,084,550            62,243
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets                            (13,704)             (4,845)       4,246,700            49,301
NET ASSETS
   Beginning of period                                               66,438               4,845              -                 -
                                                            ---------------     ---------------    -------------    --------------
   End of period                                            $        52,734     $           -      $   4,246,700    $       49,301
                                                            ===============     ===============    =============    ==============

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                                       WANGER
                                                              SCUDDER VIT                          WANGER FOREIGN   INTERNATIONAL
                                                           EQUITY 500 INDEX        TECHNOLOGY           FORTY         SMALL CAP
                                                             SUBACCOUNT(5)         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                           ----------------     ----------------   --------------   ---------------
FROM OPERATIONS
   Net investment income (loss)                             $         1,298     $          (602)   $         (17)   $       (1,125)
   Net realized gain (loss)                                               7             (23,253)             (12)             (440)
   Net unrealized appreciation (depreciation)                        (2,916)            (69,573)            (539)          (33,401)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) resulting from operations                 (1,611)            (93,428)            (568)          (34,966)
                                                            ---------------     ---------------    -------------    --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                 -                   -                -                 -
   Participant transfers                                            126,119              (6,467)             -              11,474
   Participant withdrawals                                               (3)             (1,821)             (42)           (4,767)
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                 126,116              (8,288)             (42)            6,707
                                                            ---------------     ---------------    -------------    --------------
   Net increase (decrease) in net assets                            124,505            (101,716)            (610)          (28,259)
NET ASSETS
   Beginning of period                                                  -               192,843            3,632           233,481
                                                            ---------------     ---------------    -------------    --------------
   End of period                                            $       124,505     $        91,127    $       3,022    $      205,222
                                                            ===============     ===============    =============    ==============

                                                                                     WANGER U.S.
                                                                                      SMALLER
                                                              WANGER TWENTY          COMPANIES
                                                                SUBACCOUNT           SUBACCOUNT
                                                            ------------------    ---------------
FROM OPERATIONS
   Net investment income (loss)                             $           (76)    $        (2,494)
   Net realized gain (loss)                                             (34)            (18,656)
   Net unrealized appreciation (depreciation)                        (1,364)            (76,901)
                                                            ---------------     ---------------
   Net increase (decrease) resulting from operations                 (1,474)            (98,051)
                                                            ---------------     ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                 -                   -
   Participant transfers                                             20,996              (7,316)
   Participant withdrawals                                             (366)             (9,622)
                                                            ---------------     ---------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                  20,630             (16,938)
                                                            ---------------     ---------------
   Net increase (decrease) in net assets                             19,156            (114,989)
NET ASSETS
   Beginning of period                                                  -               561,360
                                                            ---------------     ---------------
   End of period                                            $        19,156     $       446,371
                                                            ===============     ===============

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2002

(1)  From inception January 22, 2002 to December 31, 2002.
(2)  From inception February 25, 2002 to December 31, 2002.
(3)  From inception March 27, 2002 to December 31, 2002.
(4)  From inception May 15, 2002 to December 31, 2002.
(5)  From inception October 22, 2002 to December 31, 2002.

                        See Notes to Financial Statements

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

   The Phoenix Life Variable Universal Life Account (the "Account"), is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 56 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Rydex Variable Trust, Scudder Investments VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2003, all subaccounts were available for investment.

   Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account ("GIA").

   The investment objectives as listed below in no way conflict with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Aberdeen International Series                   High total return consistent with reasonable risk
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                       Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series        High total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series        Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series     Capital appreciation and income with approximately equal
                                                        emphasis
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                  Intermediate and long-term growth of capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series          Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Money Market Series                     As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series        Long-term total return
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide high current income while attempting to limit
Phoenix-Goodwin Multi-Sector Short Term Bond Series     changes in the series' net asset value per share caused by interest rate changes
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Janus Flexible Income Series                    Maximum total return consistent with the preservation of
                                                        capital
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                   Long-term capital appreciation with dividend income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series            Long-term capital appreciation with dividend income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard International Equity Select Series       Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                   Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series               High current income and long-term capital appreciation to
                                                        produce a high total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series              Capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series               Long-term growth of capital and future income rather than
                                                        current income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-MFS Investors Trust Series                      Long-term growth of capital; secondarily to provide reasonable current income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-MFS Value Series                                Capital appreciation and reasonable income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Dow 30 Series                          To track the total return of the Dow Jones Industrial
                                                        Average(SM) before fund expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series             To track the total return of the Nasdaq-100 Index(R) before fund expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series               Dividend growth, current income and capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series            High total return over an extended period of time consistent with prudent investment risk
------------------------------------------------------------------------------------------------------------------------

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Oakhurst Value Equity Series                    Long-term capital appreciation with current income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series           Long-term capital growth through investment in equity
                                                        securities of foreign and U.S. companies
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series          Long-term capital appreciation with current income as a
                                                        secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
                                                        Long-term capital appreciation by investing primarily in
Phoenix-Sanford Bernstein Small-Cap Value Series        small-capitalization stocks that appear to be undervalued with current income as a secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                    Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                   Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series   Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                      Growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Premier Equity Fund                            Long-term growth of capital with income as a secondary
                                                        objective
------------------------------------------------------- ----------------------------------------------------------------
Alger American Leveraged AllCap Portfolio               Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Federated Fund for U.S. Government Securities II        Current income by investing primarily in a diversified
                                                        portfolio or U.S. government securities
------------------------------------------------------- ----------------------------------------------------------------
Federated High Income Bond Fund II                      High current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities
------------------------------------------------------- ----------------------------------------------------------------
VIP Contrafund(R) Portfolio                             Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Opportunities Portfolio                      Capital growth
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Portfolio                                    Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Mutual Shares Securities Fund                           Capital appreciation with income as a secondary goal
------------------------------------------------------- ----------------------------------------------------------------
Templeton Developing Markets Securities Fund            Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Templeton Foreign Securities Fund                       Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
Templeton Global Asset Allocation Fund                  High total return
------------------------------------------------------- ----------------------------------------------------------------
Templeton Growth Securities Fund                        Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide investment results that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt
Rydex Variable Trust Juno Fund                          instruments or futures contract on a specified debt
                                                        instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide investment results that match the performance of a
Rydex Variable Trust Nova Fund                          specific benchmark on a daily basis. The Fund's current
                                                        benchmark is 150% of the performance of the S&P 500(R) Index
                                                        (the "underlying index")
------------------------------------------------------- ----------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund               Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
                                                        Match the performance of the Morgan Stanley Capital
Scudder VIT EAFE(R) Equity Index Fund                   International EAFE(R) Index which emphasizes stocks of
                                                        companies in major markets in Europe, Australasia and the
                                                        Far East
------------------------------------------------------- ----------------------------------------------------------------
                                                        Match the performance of the Standard & Poor's 500 Composite
Scudder VIT Equity 500 Index Fund                       Stock Price Index which emphasizes stocks of large U.S.
                                                        companies
------------------------------------------------------- ----------------------------------------------------------------
Technology Portfolio                                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Wanger Foreign Forty                                    Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Small Cap                          Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger Twenty                                           Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger U.S. Smaller Companies                           Long-term growth of capital
------------------------------------------------------------------------------------------------------------------------

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the funds and are valued at the net asset values per share of the respective Series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the funds as well as gains and losses on sales of shares in the funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

   F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2003, there were no contracts in the payout (annuitization) period.

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS

      Purchases and proceeds from sales of shares of the Funds for the period ended December 31, 2003 aggregated the following:

SUBACCOUNT                                                                 PURCHASES                              SALES
----------                                                                 ---------                              -----
THE PHOENIX EDGE SERIES FUND
----------------------------
      Phoenix-Aberdeen International Series                        $                 8,188                 $             92,152
      Phoenix-AIM Mid-Cap Equity Series                                            125,116                                  128
      Phoenix-Alliance/Bernstein Enhanced Index Series                                 856                               59,742
      Phoenix-Alliance/Bernstein Growth + Value Series                              17,958                                   17
      Phoenix-Duff & Phelps Real Estate Securities Series                           71,813                               27,225
      Phoenix-Engemann Capital Growth Series                                         4,172                              528,172
      Phoenix-Engemann Small & Mid-Cap Growth Series                                42,186                               10,972
      Phoenix-Goodwin Money Market Series                                          118,254                              290,810
      Phoenix-Goodwin Multi-Sector Fixed Income Series                             886,914                              342,109
      Phoenix-Goodwin Multi-Sector Short Term Bond Series                            9,061                                    8
      Phoenix-Janus Flexible Income Series                                          30,856                                2,642
      Phoenix-Lazard U.S. Multi-Cap Series                                           5,768                                1,268
      Phoenix-Lord Abbett Bond-Debenture Series                                     21,313                                  516
      Phoenix-Lord Abbett Large-Cap Value Series                                    32,528                                   67
      Phoenix-MFS Investors Growth Stock Series                                    216,212                              168,588
      Phoenix-MFS Investors Trust Series                                                42                                  116
      Phoenix-Northern Dow 30 Series                                                   279                                2,508
      Phoenix-Northern Nasdaq-100 Index(R) Series                                   17,887                                   17
      Phoenix-Oakhurst Growth and Income Series                                     23,282                               22,170
      Phoenix-Oakhurst Strategic Allocation Series                                 535,469                              589,028
      Phoenix-Oakhurst Value Equity Series                                          26,869                               49,007
      Phoenix-Sanford Bernstein Mid-Cap Value Series                                56,123                              134,977
      Phoenix-Sanford Bernstein Small-Cap Value Series                                 993                               43,076
      Phoenix-Seneca Mid-Cap Growth Series                                             309                                1,284
      Phoenix-Seneca Strategic Theme Series                                        316,917                              351,606

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                                 PURCHASES                              SALES
----------                                                                 ---------                              -----
THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
      Alger American Leveraged AllCap Portfolio                    $                17,888                 $             38,521

FEDERATED INSURANCE SERIES
--------------------------
      Federated Fund for U.S. Government Securities II                             503,529                            8,254,541
      Federated High Income Bond Fund II-- Primary Shares                           70,183                                8,987

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
      VIP Contrafund(R) Portfolio                                                8,061,293                               45,512
      VIP Growth Opportunities Portfolio                                                13                                1,797
      VIP Growth Portfolio                                                          37,479                              133,055

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
      Mutual Shares Securities Fund                                                    426                                1,362
      Templeton Developing Markets Securities Fund                                     130                                  186
      Templeton Foreign Securities Fund                                                992                                1,296
      Templeton Growth Securities Fund                                              84,339                               92,634

SCUDDER INVESTMENTS VIT FUNDS -- CLASS A
----------------------------------------
      Scudder VIT EAFE(R) Equity Index Fund                                          2,321                                1,262
      Scudder VIT Equity 500 Index Fund                                            196,629                                3,899

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
      Technology Portfolio                                                              30                                3,567

WANGER ADVISORS TRUST
---------------------
      Wanger Foreign Forty                                                              11                                   64
      Wanger International Small Cap                                                   649                               31,367
      Wanger Twenty                                                                133,647                                1,619
      Wanger U.S. Smaller Companies                                                  7,268                               40,848

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the periods ended December 31, 2003, 2002 and 2001 follows:

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                             ------------------------------------------------
SUBACCOUNT                                                                       2003             2002              2001
----------                                                                   -------------    -------------     -------------
THE PHOENIX EDGE SERIES FUND
----------------------------
     PHOENIX-ABERDEEN INTERNATIONAL SERIES
     Accumulation units outstanding                                               218,935          273,747           301,226
     Unit value                                                                 $2.142298        $1.632771         $1.926161
     Net assets (thousands)                                                          $469             $447              $580
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    1.40%            0.58%            (0.50%)
     Total return                                                                  31.21%          (15.23%)          (24.42%)


     PHOENIX-AIM MID-CAP EQUITY SERIES(8)
     Accumulation units outstanding                                               114,496            7,407                 -
     Unit value                                                                 $1.203958        $0.943904                 -
     Net assets (thousands)                                                          $138               $7                 -
     Mortality and expense ratio                                                    0.50%            0.50% (14)            -
     Net investment income ratio                                                   (0.51%)          (0.49%)(14)            -
     Total return                                                                  27.55%          (17.10%)                -


     PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
     Accumulation units outstanding                                                55,617          113,849           176,872
     Unit value                                                                 $1.157772        $0.921800         $1.213946
     Net assets (thousands)                                                           $64             $105              $215
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    0.44%            0.32%             0.21%
     Total return                                                                  25.60%          (24.07%)          (12.34%)


     PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES(13)
     Accumulation units outstanding                                                18,994                -                 -
     Unit value                                                                 $1.000081                -                 -
     Net assets (thousands)                                                           $19                -                 -
     Mortality and expense ratio                                                    0.50% (14)           -                 -
     Net investment income ratio                                                    2.98% (14)           -                 -
     Total return                                                                   6.28%                -                 -


     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
     Accumulation units outstanding                                                78,234           67,854           104,025
     Unit value                                                                 $2.751337        $1.999864         $1.793249
     Net assets (thousands)                                                          $215             $136              $187
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    3.02%            3.25%             3.85%
     Total return                                                                  37.58%           11.52%             6.08%

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                             ------------------------------------------------
SUBACCOUNT                                                                       2003             2002              2001
----------                                                                   -------------    -------------     -------------

     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
     Accumulation units outstanding                                             1,031,873        1,191,460         6,484,023
     Unit value                                                                 $3.630439        $2.884585         $3.855685
     Net assets (thousands)                                                        $3,746           $3,437           $25,001
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                   (0.41%)          (0.49%)           (0.44%)
     Total return                                                                  25.86%          (25.19%)          (34.91%)


     PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES(12)
     Accumulation units outstanding                                                34,711                -                 -
     Unit value                                                                 $0.919326                -                 -
     Net assets (thousands)                                                           $32                -                 -
     Mortality and expense ratio                                                    0.50% (14)           -                 -
     Net investment income ratio                                                   (0.46%)(14)           -                 -
     Total return                                                                   2.68%                -                 -


     PHOENIX-GOODWIN MONEY MARKET SERIES
     Accumulation units outstanding                                               135,502          218,241           273,462
     Unit value                                                                 $2.094691        $2.090894         $2.071972
     Net assets (thousands)                                                          $284             $456              $567
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    0.18%            0.91%             3.33%
     Total return                                                                   0.18%            0.91%             3.30%


     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
     Accumulation units outstanding                                             3,851,504        3,929,370         1,231,790
     Unit value                                                                 $3.585863        $3.145422         $2.873877
     Net assets (thousands)                                                       $13,811          $12,360            $3,540
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    6.16%            7.47%             7.47%
     Total return                                                                  14.00%            9.45%             5.56%


     PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES(13)
     Accumulation units outstanding                                                 8,808                -                 -
     Unit value                                                                 $1.026623                -                 -
     Net assets (thousands)                                                            $9                -                 -
     Mortality and expense ratio                                                    0.50% (14)           -                 -
     Net investment income ratio                                                   11.38% (14)           -                 -
     Total return                                                                   1.19%                -                 -

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                             ------------------------------------------------
SUBACCOUNT                                                                       2003             2002              2001
----------                                                                   -------------    -------------     -------------
     PHOENIX-JANUS FLEXIBLE INCOME SERIES(3)
     Accumulation units outstanding                                                40,477           18,646            18,960
     Unit value                                                                 $1.227963        $1.160034         $1.053978
     Net assets (thousands)                                                           $50              $22               $20
     Mortality and expense ratio                                                    0.50%            0.50%             0.50% (14)
     Net investment income ratio                                                    3.14%            3.97%             4.91% (14)
     Total return                                                                   5.86%           10.06%             5.40%


     PHOENIX-LAZARD U.S. MULTI-CAP SERIES(11)
     Accumulation units outstanding                                                 4,163                -                 -
     Unit value                                                                 $1.285292                -                 -
     Net assets (thousands)                                                            $5                -                 -
     Mortality and expense ratio                                                    0.50% (14)           -                 -
     Net investment income ratio                                                    0.12% (14)           -                 -
     Total return                                                                  22.84%                -                 -


     PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES(10)
     Accumulation units outstanding                                                17,975                -                 -
     Unit value                                                                 $1.243824                -                 -
     Net assets (thousands)                                                           $22                -                 -
     Mortality and expense ratio                                                    0.50% (14)           -                 -
     Net investment income ratio                                                    4.96% (14)           -                 -
     Total return                                                                  12.58%                -                 -


     PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(12)
     Accumulation units outstanding                                                26,504                -                 -
     Unit value                                                                 $1.283547                -                 -
     Net assets (thousands)                                                           $34                -                 -
     Mortality and expense ratio                                                    0.50% (14)           -                 -
     Net investment income ratio                                                    2.82% (14)           -                 -
     Total return                                                                   7.25%                -                 -


     PHOENIX-MFS INVESTORS GROWTH STOCK SERIES
     Accumulation units outstanding                                               245,239          173,691           293,673
     Unit value                                                                 $0.573936        $0.477392         $0.674239
     Net assets (thousands)                                                          $141              $83              $198
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                   (0.50%)          (0.49%)           (0.50%)
     Total return                                                                  20.22%          (29.20%)          (24.23%)

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                             ------------------------------------------------
SUBACCOUNT                                                                       2003             2002              2001
----------                                                                   -------------    -------------     -------------
     PHOENIX-MFS INVESTORS TRUST SERIES(8)
     Accumulation units outstanding                                                 8,374            8,465                 -
     Unit value                                                                 $1.001033        $0.820858                 -
     Net assets (thousands)                                                            $8               $7                 -
     Mortality and expense ratio                                                    0.50%            0.50% (14)            -
     Net investment income ratio                                                    0.07%            0.29% (14)            -
     Total return                                                                  21.95%          (17.29%)                -


     PHOENIX-NORTHERN DOW 30 SERIES(2)
     Accumulation units outstanding                                                19,130           22,322            22,860
     Unit value                                                                 $1.015855        $0.801367         $0.953126
     Net assets (thousands)                                                           $19              $18               $22
     Mortality and expense ratio                                                    0.50%            0.50%             0.50% (14)
     Net investment income ratio                                                    1.13%            0.75%             1.05% (14)
     Total return                                                                  26.77%          (15.92%)           (4.69%)


     PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES(13)
     Accumulation units outstanding                                                22,088                -                 -
     Unit value                                                                 $0.864318                -                 -
     Net assets (thousands)                                                           $19                -                 -
     Mortality and expense ratio                                                    0.50% (14)           -                 -
     Net investment income ratio                                                   (0.44%)(14)           -                 -
     Total return                                                                   6.82%                -                 -


     PHOENIX-OAKHURST GROWTH AND INCOME SERIES
     Accumulation units outstanding                                               109,323          112,287            92,260
     Unit value                                                                 $1.071146        $0.844582         $1.095450
     Net assets (thousands)                                                          $117              $95              $101
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    0.63%            0.41%            (0.01%)
     Total return                                                                  26.83%          (22.90%)           (8.63%)


     PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
     Accumulation units outstanding                                             1,638,014        1,688,081         5,043,810
     Unit value                                                                 $4.093850        $3.432321         $3.901229
     Net assets (thousands)                                                        $6,706           $5,794           $19,677
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    2.15%            1.64%             2.03%
     Total return                                                                  19.27%          (12.02%)            1.36%

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                             ------------------------------------------------
SUBACCOUNT                                                                       2003             2002              2001
----------                                                                   -------------    -------------     -------------
     PHOENIX-OAKHURST VALUE EQUITY SERIES
     Accumulation units outstanding                                               149,418                -                 -
     Unit value                                                                 $1.311770                -                 -
     Net assets (thousands)                                                          $196                -                 -
     Mortality and expense ratio                                                    0.50%                -                 -
     Net investment income ratio                                                    1.11%                -                 -
     Total return                                                                  23.26%                -                 -


     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(1)
     Accumulation units outstanding                                               183,788          239,327           108,816
     Unit value                                                                 $1.572015        $1.120708         $1.231636
     Net assets (thousands)                                                          $289             $268              $134
     Mortality and expense ratio                                                    0.50%            0.50%             0.50% (14)
     Net investment income ratio                                                   (0.37%)           0.55%             2.46% (14)
     Total return                                                                  40.27%           (9.01%)           23.16%


     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(5)
     Accumulation units outstanding                                                 9,587           55,333                 -
     Unit value                                                                 $1.383360        $0.966433                 -
     Net assets (thousands)                                                           $13              $53                 -
     Mortality and expense ratio                                                    0.50%            0.50% (14)            -
     Net investment income ratio                                                   (0.50%)           0.23% (14)            -
     Total return                                                                  43.14%           (7.13%)                -


     PHOENIX-SENECA MID-CAP GROWTH SERIES
     Accumulation units outstanding                                                53,863           54,537            79,645
     Unit value                                                                 $1.128557        $0.880382         $1.310813
     Net assets (thousands)                                                           $61              $48              $104
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                   (0.50%)          (0.49%)           (0.50%)
     Total return                                                                  28.19%          (32.84%)          (25.66%)


     PHOENIX-SENECA STRATEGIC THEME SERIES
     Accumulation units outstanding                                               148,470          169,496           214,336
     Unit value                                                                 $1.459862        $1.068910         $1.652245
     Net assets (thousands)                                                          $217             $181              $354
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                   (0.50%)          (0.49%)           (0.50%)
     Total return                                                                  36.57%          (35.31%)          (27.72%)

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                             ------------------------------------------------
SUBACCOUNT                                                                       2003             2002              2001
----------                                                                   -------------    -------------     -------------
THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
     Accumulation units outstanding                                                32,762           70,482            71,414
     Unit value                                                                 $0.574044        $0.428225         $0.651191
     Net assets (thousands)                                                           $19              $30               $47
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                   (0.51%)          (0.48%)           (0.50%)
     Total return                                                                  34.05%          (34.24%)          (17.35%)


FEDERATED INSURANCE SERIES
--------------------------
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II(4)
     Accumulation units outstanding                                             3,367,060       10,509,295            34,689
     Unit value                                                                 $1.154978        $1.133972         $1.045109
     Net assets (thousands)                                                        $3,889          $11,917               $36
     Mortality and expense ratio                                                    0.50%            0.50%             0.50% (14)
     Net investment income ratio                                                    3.52%            3.91%            (0.50%)(14)
     Total return                                                                   1.85%            8.50%             4.51%


     FEDERATED HIGH INCOME BOND FUND II -- PRIMARY SHARES
     Accumulation units outstanding                                                92,434           33,552            26,691
     Unit value                                                                 $1.129577        $0.928882         $0.920760
     Net assets (thousands)                                                          $104              $31               $25
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    5.06%            7.41%            10.71%
     Total return                                                                  21.61%            0.88%             0.87%


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
     VIP CONTRAFUND(R) PORTFOLIO(2)
     Accumulation units outstanding                                             8,229,605          130,260            13,510
     Unit value                                                                 $1.052828        $0.824382         $0.914728
     Net assets (thousands)                                                        $8,664             $107               $12
     Mortality and expense ratio                                                    0.50%            0.50%             0.50% (14)
     Net investment income ratio                                                   (0.49%)          (0.33%)            0.26% (14)
     Total return                                                                  27.71%           (9.88%)           (8.53%)


     VIP GROWTH OPPORTUNITIES PORTFOLIO(2)
     Accumulation units outstanding                                                     -            2,929             3,096
     Unit value                                                                         -        $0.660083         $0.849594
     Net assets (thousands)                                                             -               $2                $3
     Mortality and expense ratio                                                        -            0.50%             0.50% (14)
     Net investment income ratio                                                        -            0.45%            (0.23%)(14)
     Total return                                                                       -          (22.31%)          (15.04%)

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                             ------------------------------------------------
SUBACCOUNT                                                                       2003             2002              2001
----------                                                                   -------------    -------------     -------------

     VIP GROWTH PORTFOLIO
     Accumulation units outstanding                                             8,025,360        8,153,341            13,270
     Unit value                                                                 $0.752548        $0.569607         $0.820149
     Net assets (thousands)                                                        $6,039           $4,644               $11
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                   (0.32%)          (0.48%)           (0.50%)
     Total return                                                                  32.12%          (30.55%)          (17.99%)


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
     MUTUAL SHARES SECURITIES FUND
     Accumulation units outstanding                                                36,746           37,794            39,687
     Unit value                                                                 $1.265675        $1.016426         $1.158352
     Net assets (thousands)                                                           $47              $38               $46
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    0.53%            0.37%             1.33%
     Total return                                                                  24.52%          (12.25%)            6.51%


     TEMPLETON DEVELOPING MARKETS SECURITIES FUND
     Accumulation units outstanding                                                 7,449            7,580             7,724
     Unit value                                                                 $1.453831        $0.955047         $0.961249
     Net assets (thousands)                                                           $11               $7                $7
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    0.80%            0.90%             0.14%
     Total return                                                                  52.23%           (0.65%)           (8.54%)


     TEMPLETON FOREIGN SECURITIES FUND
     Accumulation units outstanding                                                63,622           64,731            66,082
     Unit value                                                                 $1.071702        $0.814662         $1.005374
     Net assets (thousands)                                                           $68              $53               $66
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                    1.21%            1.72%             2.39%
     Total return                                                                  31.55%          (18.97%)          (16.42%)


     TEMPLETON GROWTH SECURITIES FUND(6)
     Accumulation units outstanding                                             5,229,116        5,293,190                 -
     Unit value                                                                 $1.054819        $0.802295                 -
     Net assets (thousands)                                                        $5,516           $4,247                 -
     Mortality and expense ratio                                                    0.50%            0.50% (14)            -
     Net investment income ratio                                                    1.06%            2.18% (14)            -
     Total return                                                                  31.48%          (16.40%)                -

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                             ------------------------------------------------
SUBACCOUNT                                                                       2003             2002              2001
----------                                                                   -------------    -------------     -------------
SCUDDER INVESTMENTS VIT FUNDS -- CLASS A
----------------------------------------
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND(7)
     Accumulation units outstanding                                                69,437           70,770                 -
     Unit value                                                                 $0.924346        $0.696637                 -
     Net assets (thousands)                                                           $64              $49                 -
     Mortality and expense ratio                                                    0.50%            0.50% (14)            -
     Net investment income ratio                                                    3.88%            1.38% (14)            -
     Total return                                                                  32.69%          (20.67%)                -


     SCUDDER VIT EQUITY 500 INDEX FUND(9)
     Accumulation units outstanding                                               357,624          151,211                 -
     Unit value                                                                 $1.049941        $0.823382                 -
     Net assets (thousands)                                                          $375             $125                 -
     Mortality and expense ratio                                                    0.50%            0.50% (14)            -
     Net investment income ratio                                                    0.72%            5.32% (14)            -
     Total return                                                                  27.52%           (0.98%)                -


THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
     TECHNOLOGY PORTFOLIO
     Accumulation units outstanding                                               435,458          448,732           482,147
     Unit value                                                                 $0.298612        $0.203090         $0.399997
     Net assets (thousands)                                                          $130              $91              $193
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                   (0.50%)          (0.48%)           (0.50%)
     Total return                                                                  47.03%          (49.22%)           (4.91%)


WANGER ADVISORS TRUST
---------------------
     WANGER FOREIGN FORTY
     Accumulation units outstanding                                                 6,058            6,146             6,226
     Unit value                                                                 $0.691055        $0.491750         $0.583428
     Net assets (thousands)                                                            $4               $3                $4
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                   (0.18%)          (0.52%)           (0.38%)
     Total return                                                                  40.53%          (15.71%)          (26.98%)


     WANGER INTERNATIONAL SMALL CAP
     Accumulation units outstanding                                               139,350          162,228           158,243
     Unit value                                                                 $1.873750        $1.265020         $1.475462
     Net assets (thousands)                                                          $261             $205              $233
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                   (0.21%)          (0.50%)           (0.50%)
     Total return                                                                  48.12%          (14.26%)          (21.67%)

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              PERIOD ENDED
                                                                                               DECEMBER 31,
                                                                             ------------------------------------------------
SUBACCOUNT                                                                       2003             2002              2001
----------                                                                   -------------    -------------     -------------
     WANGER TWENTY
     Accumulation units outstanding                                               127,291           19,210                 -
     Unit value                                                                 $1.297123        $0.997231                 -
     Net assets (thousands)                                                          $165              $19                 -
     Mortality and expense ratio                                                    0.50%            0.50%                 -
     Net investment income ratio                                                   (0.51%)          (0.49%)                -
     Total return                                                                  30.07%           (7.02%)                -


     WANGER U.S. SMALLER COMPANIES
     Accumulation units outstanding                                               279,598          300,738           313,060
     Unit value                                                                 $2.115139        $1.484253         $1.793133
     Net assets (thousands)                                                          $591             $446              $561
     Mortality and expense ratio                                                    0.50%            0.50%             0.50%
     Net investment income ratio                                                   (0.52%)          (0.49%)           (0.44%)
     Total return                                                                  42.51%          (17.23%)           10.83%










MORTALITY AND EXPENSE RATIO:
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

NET INVESTMENT INCOME RATIO:
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios include those expenses, such as mortality and expense charges, that are assessed against contract owner accounts through reductions in the unit values.
These ratios exclude those expenses that are assessed against contract owner accounts through the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

TOTAL RETURN:
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account.
The total return is calculated for each period indicated or from the effective date through the end of the reporting period.






(1)  From inception January 8, 2001 to December 31, 2001.               (8)  From inception May 15, 2002 to December 31, 2002.
(2)  From inception January 18, 2001 to December 31, 2001.              (9)  From inception October 22, 2002 to December 31, 2002.
(3)  From inception February 20, 2001 to December 31, 2001.             (10)  From inception April 10, 2003 to December 31, 2003.
(4)  From inception May 1, 2001 to December 31, 2001.                   (11)  From inception April 29, 2003 to December 31, 2003.
(5)  From inception January 22, 2002 to December 31, 2002.              (12)  From inception October 31, 2003 to December 31, 2003.
(6)  From inception February 25, 2002 to December 31, 2002.             (13)  From inception November 21, 2003 to December 31, 2003.
(7)  From inception March 27, 2002 to December 31, 2002.                (14)  Annualized.

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                      SUBACCOUNT
                                                      -----------------------------------------------------------------------------
                                                                                             PHOENIX-ALLIANCE/    PHOENIX-ALLIANCE/
                                                       PHOENIX-ABERDEEN      PHOENIX-AIM         BERNSTEIN           BERNSTEIN
                                                         INTERNATIONAL      MID-CAP EQUITY     ENHANCED INDEX      GROWTH + VALUE
                                                            SERIES              SERIES             SERIES               SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            273,747               7,407            113,849                    -
Participant deposits                                             7,348              12,566              1,214                    -
Participant transfers                                          (29,726)            105,975            (56,324)              19,010
Participant withdrawals                                        (32,434)            (11,452)            (3,122)                 (16)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  218,935             114,496             55,617               18,994
                                                      ============================================================================

                                                        PHOENIX-DUFF &                          PHOENIX-             PHOENIX-
                                                         PHELPS REAL          PHOENIX-          ENGEMANN             GOODWIN
                                                           ESTATE             ENGEMANN       SMALL & MID-CAP          MONEY
                                                         SECURITIES        CAPITAL GROWTH        GROWTH               MARKET
                                                           SERIES              SERIES            SERIES               SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             67,854           1,191,460                  -              218,241
Participant deposits                                                 -              22,375                  -               10,182
Participant transfers                                           12,240             (77,127)            34,940              (75,324)
Participant withdrawals                                         (1,860)           (104,835)              (229)             (17,597)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   78,234           1,031,873             34,711              135,502
                                                      ============================================================================

                                                       PHOENIX-GOODWIN    PHOENIX-GOODWIN
                                                        MULTI-SECTOR       MULTI-SECTOR       PHOENIX-JANUS
                                                           FIXED            SHORT TERM           FLEXIBLE         PHOENIX-LALZARD
                                                           INCOME              BOND               INCOME           U.S. MULTI-CAP
                                                           SERIES             SERIES              SERIES               SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period          3,929,370                   -             18,646                    -
Participant deposits                                             9,543                   -                 65                   55
Participant transfers                                          (10,600)              8,815             23,256                4,768
Participant withdrawals                                        (76,809)                 (7)            (1,490)                (660)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                3,851,504               8,808             40,477                4,163
                                                      ============================================================================

                                                        PHOENIX-LORD       PHOENIX-LORD        PHOENIX-MFS         PHOENIX-MFS
                                                           ABBETT        ABBETT LARGE-CAP       INVESTORS           INVESTORS
                                                       BOND-DEBENTURE          VALUE             GROWTH               TRUST
                                                           SERIES              SERIES          STOCK SERIES           SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period                  -                   -            173,691                8,464
Participant deposits                                                 -                   -            220,635                    -
Participant transfers                                           18,355              26,552            (70,653)                   -
Participant withdrawals                                           (380)                (48)           (78,434)                 (90)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   17,975              26,504            245,239                8,374
                                                      ============================================================================

                               THE PHOENIX EDGE(R)
                        PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS

Note 5--Participant Accumulation Unit Transactions for the period ended December 31, 2003 (Continued)

                                                                                      SUBACCOUNT
                                                      ----------------------------------------------------------------------------
                                                                         PHOENIX-NORTHERN     PHOENIX-OAKHURST    PHOENIX-OAKHURST
                                                       PHOENIX-NORTHERN      NASDAQ-100           GROWTH AND          STRATEGIC
                                                           DOW 30            INDEX(R)              INCOME            ALLOCATION
                                                           SERIES              SERIES              SERIES               SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period             22,322                   -            112,287            1,688,081
Participant deposits                                                 -                   -              1,338              119,903
Participant transfers                                                -              22,106             (1,427)                 420
Participant withdrawals                                         (3,192)                (18)            (2,875)            (170,390)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                   19,130              22,088            109,323            1,638,014
                                                      ============================================================================

                                                                          PHOENIX-SANFORD     PHOENIX-SANFORD
                                                       PHOENIX-OAKHURST      BERNSTEIN           BERNSTEIN         PHOENIX-SENECA
                                                            VALUE             MID-CAP            SMALL-CAP             MID-CAP
                                                           EQUITY              VALUE              VALUE                GROWTH
                                                           SERIES              SERIES             SERIES               SERIES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            178,484             239,327             55,333               54,537
Participant deposits                                               511                 423                424                   83
Participant transfers                                          (26,448)            (47,743)           (45,158)                  50
Participant withdrawals                                         (3,129)             (8,219)            (1,012)                (807)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  149,418             183,788              9,587               53,863
                                                      ============================================================================

                                                       PHOENIX-SENECA    ALGER AMERICAN       FEDERATED FUND      FEDERATED HIGH
                                                          STRATEGIC         LEVERAGED            FOR U.S.           INCOME BOND
                                                            THEME             ALLCAP           GOVERNMENT           FUND II --
                                                            SERIES          PORTFOLIO         SECURITIES II       PRIMARY SHARES
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            169,496              70,482         10,509,295               33,552
Participant deposits                                           263,540                   -                102                    -
Participant transfers                                                -             (33,280)        (7,015,134)              59,888
Participant withdrawals                                       (284,566)             (4,440)          (127,203)              (1,006)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  148,470              32,762          3,367,060               92,434
                                                      ============================================================================

                                                            VIP              VIP GROWTH             VIP            MUTUAL SHARES
                                                        CONTRAFUND(R)      OPPORTUNITIES          GROWTH            SECURITIES
                                                         PORTFOLIO           PORTFOLIO           PORTFOLIO             FUND
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            130,260               2,929          8,153,341               37,794
Participant deposits                                                 -                   1                  -                    -
Participant transfers                                        8,141,013                   -             37,633                    -
Participant withdrawals                                        (41,668)             (2,930)          (165,614)              (1,048)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                8,229,605                   -          8,025,360               36,746
                                                      ============================================================================

                               THE PHOENIX EDGE(R)
                        PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS

Note 5--Participant Accumulation Unit Transactions for the period ended December 31, 2003 (Continued)

                                                                                      SUBACCOUNT
                                                      ----------------------------------------------------------------------------

                                                         TEMPLETON                              TEMPLETON
                                                         DEVELOPING         TEMPLETON             GROWTH           SCUDDER VIT
                                                           MARKETS           FOREIGN            SECURITIES        EAFE(R) EQUITY
                                                       SECURITIES FUND    SECURITIES FUND          FUND              INDEX FUND
                                                      ----------------   -----------------  -----------------  -------------------
Accumulation units outstanding, beginning of period              7,580              64,731          5,293,190               70,770
Participant deposits                                                 -                   -                  -                    -
Participant transfers                                                -                   -             15,856                    -
Participant withdrawals                                           (131)             (1,109)           (79,930)             (1,333)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                    7,449              63,622          5,229,116               69,437
                                                      ============================================================================

                                                           SCUDDER VIT
                                                            EQUITY 500                                                 WANGER
                                                              INDEX           TECHNOLOGY       WANGER FOREIGN       INTERNATIONAL
                                                              FUND            PORTFOLIO             FORTY             SMALL CAP
                                                      -----------------   -----------------  -----------------  ------------------
Accumulation units outstanding, beginning of period            151,211             448,732              6,146              162,228
Participant deposits                                            14,452                   -                  -                  887
Participant transfers                                          204,347              (3,394)                 -              (19,110)
Participant withdrawals                                        (12,386)             (9,880)               (88)              (4,655)
                                                      ----------------------------------------------------------------------------
Accumulation units outstanding, end of period                  357,624             435,458              6,058              139,350
                                                      ============================================================================

                                                                             WANGER U.S.
                                                                              SMALLER
                                                         WANGER TWENTY       COMPANIES
                                                      -----------------   -----------------
Accumulation units outstanding, beginning of period             19,210             300,738
Participant deposits                                                 -                 504
Participant transfers                                          109,170             (15,269)
Participant withdrawals                                         (1,089)             (6,375)
                                                      -------------------------------------
Accumulation units outstanding, end of period                  127,291             279,598
                                                      =====================================

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                                  SUBACCOUNT
                                             ------------------------------------------------------------------------------------
                                                  PHOENIX-
                                                  ABERDEEN                PHOENIX-            PHOENIX-AIM MID-       PHOENIX-
                                               INTERNATIONAL            ABERDEEN NEW             CAP EQUITY       DEUTSCHE DOW 30
                                                   SERIES               ASIA SERIES                SERIES             SERIES
                                             -----------------        ----------------        ----------------    --------------
Units outstanding, beginning of period                301,226                     -                       -               22,860
Participant deposits                                        -                     -                       -                    -
Participant transfers                                   9,835                 5,594                   7,451                  266
Participant withdrawals                               (37,314)                  (59)                    (44)                (804)
                                             -----------------------------------------------------------------------------------
Units outstanding, end of period                      273,747                 5,535                   7,407               22,322
                                             ===================================================================================


                                               PHOENIX-DUFF &             PHOENIX-                                    PHOENIX-
                                                 PHELPS REAL             ENGEMANN                 PHOENIX-         GOODWIN MULTI-
                                             ESTATE SECURITIES        CAPITAL GROWTH            GOODWIN MONEY      SECTOR FIXED
                                                   SERIES                 SERIES                MARKET SERIES       INCOME SERIES
                                             -----------------        ----------------        ----------------    --------------

Units outstanding, beginning of period                104,023             6,484,023                 273,462            1,231,790
Participant deposits                                        -                     -                  (5,513)                   -
Participant transfers                                   7,782            (5,171,089)                (35,889)           2,797,453
Participant withdrawals                               (43,951)             (121,474)                (13,819)             (99,873)
                                             -----------------------------------------------------------------------------------
Units outstanding, end of period                       67,854             1,191,460                 218,241            3,929,370
                                             ===================================================================================


                                                                         PHOENIX-J.P.
                                             PHOENIX-HOLLISTER         MORGAN RESEARCH         PHOENIX-JANUS
                                                VALUE EQUITY            ENHANCED INDEX        FLEXIBLE INCOME      PHOENIX-JANUS
                                                   SERIES                  SERIES                  SERIES          GROWTH SERIES
                                             -----------------        ----------------        ----------------    --------------

Units outstanding, beginning of period                117,565               176,872                  18,960              293,673
Participant deposits                                        -                     -                       -                    -
Participant transfers                                  71,762               (46,291)                      -              (93,136)
Participant withdrawals                               (10,843)              (16,732)                   (314)             (26,846)
                                             -----------------------------------------------------------------------------------
Units outstanding, end of period                      178,484               113,849                  18,646              173,691
                                             ===================================================================================


                                                                          PHOENIX-               PHOENIX-
                                                  PHOENIX-MFS         OAKHURST GROWTH           OAKHURST        PHOENIX-SANFORD
                                                INVESTORS TRUST          AND INCOME             STRATEGIC        BERNSTEIN MID-
                                                     SERIES                SERIES            ALLOCATION SERIES  CAP VALUE SERIES
                                             -----------------        ----------------       -----------------   ---------------

Units outstanding, beginning of period                      -                92,260               5,043,810              108,816
Participant deposits                                        -                     -                  38,093                    -
Participant transfers                                   8,515                25,165              (3,299,432)             164,898
Participant withdrawals                                   (50)               (5,138)                (94,390)             (34,387)
                                             -----------------------------------------------------------------------------------
Units outstanding, end of period                        8,465               112,287               1,688,081              239,327
                                             ===================================================================================

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                  SUBACCOUNT
                                             -----------------------------------------------------------------------------------
                                               PHOENIX-SANFORD        PHOENIX-SENECA         PHOENIX-SENECA         PHOENIX-VAN
                                               BERNSTEIN SMALL-       MID-CAP GROWTH        STRATEGIC THEME        KAMPEN FOCUS
                                              CAP VALUE SERIES             SERIES                SERIES            EQUITY SERIES
                                             -----------------        ----------------        ----------------   ---------------
Units outstanding, beginning of period                      -                79,645                 214,336                3,111
Participant deposits                                        -                     -                       -                    -
Participant transfers                                  62,097                  (628)                  5,472                  331
Participant withdrawals                                (6,764)              (24,480)                (50,312)                (486)
                                             -----------------------------------------------------------------------------------
Units outstanding, end of period                       55,333                54,537                 169,496                2,956
                                             ===================================================================================


                                                                      FEDERATED FUND
                                               ALGER AMERICAN            FOR U.S.              FEDERATED HIGH
                                              LEVERAGED ALLCAP          GOVERNMENT              INCOME BOND     VIP CONTRAFUND(R)
                                                  PORTFOLIO            SECURITIES II               FUND II          PORTFOLIO
                                             -----------------       -----------------        ----------------   ---------------
Units outstanding, beginning of period                 71,414                34,689                  26,691               13,510
Participant deposits                                        -                     -                       -                    -
Participant transfers                                     431            10,610,467                   7,348              145,668
Participant withdrawals                                (1,363)             (135,861)                   (487)             (28,918)
                                             -----------------------------------------------------------------------------------
Units outstanding, end of period                       70,482            10,509,295                  33,552              130,260
                                             ===================================================================================

                                                                                                                  TEMPLETON
                                                  VIP GROWTH                                                      DEVELOPING
                                                OPPORTUNITIES            VIP GROWTH            MUTUAL SHARES        MARKETS
                                                  PORTFOLIO              PORTFOLIO            SECURITIES FUND    SECURITIES FUND
                                             -----------------        ----------------        ----------------   ---------------
Units outstanding, beginning of period                  3,096                13,270                  39,687                7,724
Participant deposits                                        -                     -                       -                    -
Participant transfers                                     315             8,304,595                    (666)                   -
Participant withdrawals                                  (482)             (164,524)                 (1,227)                (144)
                                             -----------------------------------------------------------------------------------
Units outstanding, end of period                        2,929             8,153,341                  37,794                7,580
                                             ===================================================================================

                                                                                                                   SCUDDER VIT
                                                 TEMPLETON               TEMPLETON               TEMPLETON        EAFE(R) EQUITY
                                                  FOREIGN              GLOBAL ASSET               GROWTH              INDEX
                                               SECURITIES FUND        ALLOCATION FUND         SECURITIES FUND          FUND
                                             -----------------        ----------------        ----------------   ---------------
Units outstanding, beginning of period                 66,082                 5,033                       -                    -
Participant deposits                                        -                     -                       -                    -
Participant transfers                                      28                (5,033)              5,364,855               71,775
Participant withdrawals                                (1,379)                    -                 (71,665)              (1,005)
                                             -----------------------------------------------------------------------------------
Units outstanding, end of period                       64,731                     -               5,293,190               70,770
                                             ===================================================================================

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                  SUBACCOUNT
                                             -----------------------------------------------------------------------------------
                                                   SCUDDER VIT                                                       WANGER
                                                EQUITY 500 INDEX        TECHNOLOGY           WANGER FOREIGN       INTERNATIONAL
                                                      FUND              PORTFOLIO                 FORTY             SMALL CAP
                                             -----------------        ----------------        ----------------   ---------------
Units outstanding, beginning of period                      -               482,147                   6,226              158,243
Participant deposits                                        -                     -                       -                    -
Participant transfers                                 151,666               (26,692)                      -                7,492
Participant withdrawals                                  (455)               (6,723)                    (80)              (3,507)
                                             -----------------------------------------------------------------------------------
Units outstanding, end of period                      151,211               448,732                   6,146              162,228
                                             ===================================================================================

                                                                         WANGER U.S.
                                                                           SMALLER
                                               WANGER TWENTY              COMPANIES
                                             -----------------        ----------------
Units outstanding, beginning of period                      -                 313,060
Participant deposits                                        -                       -
Participant transfers                                  19,576                  (5,932)
Participant withdrawals                                  (366)                 (6,390)
                                             -----------------------------------------
Units outstanding, end of period                       19,210                 300,738
                                             =========================================

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

   Policy provisions allow policyowners to borrow up to 75% of a policy's cash surrender value during the first three policy years and up to 90% of cash value thereafter, with interest of 8% due and payable on each policy anniversary. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 7.25%. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $723,458, $689,794 and $750,126 during the periods ended December 31, 2003, 2002 and 2001, respectively.

   Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2.0% of the partial surrender amount paid and a fraction of the balance of any unpaid acquisition expense allowance is deducted from the policy value and paid to Phoenix. Such costs aggregated $69,965, $128,373 and $233,739 for the periods ended December 31, 2003, 2002 and 2001, respectively.

   PEPCO is the principal underwriter and distributor for the Account.

   An acquisition expense allowance is paid to Phoenix over a ten-year period from contract inception by a withdrawal of units. The acquisition expense allowance consists of a sales load of 5.50% of the issue premium to compensate Phoenix for distribution expenses incurred, an issue administration charge of 1.0% of the issue premium to compensate Phoenix for underwriting and start-up expenses and premium taxes which currently range from 0.75% to 4.0% of premiums paid based on the state where the policyowner resides. In the event of a surrender before ten years, the unpaid balance of the acquisition expense allowance is deducted and paid to Phoenix.

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.50% of the average daily net assets of the Account for mortality and expense risks assumed.

NOTE 8--DISTRIBUTION OF NET INCOME

   The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each Subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the Subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--MERGERS

   On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 7, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia's net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498.

   On February 14, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock ("Growth Stock") and Van Kampen Focus Equity ("Focus Equity") pursuant to an Agreement and Plan of reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 14, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock's net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity's net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the series. PVA and MFS have also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged

                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS is going to manage the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series has been renamed Phoenix-MFS Investors Growth Stock Series.

   On March 22, 2002, Janus Growth ("Growth") acquired all of the net assets of Janus Core Equity ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

   On April 5, 2002, Engemann Capital Growth ("Capital Growth") acquired all of the net assets of Engemann Nifty Fifty ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

   On April 5, 2002, Oakhurst Strategic Allocation ("Strategic Allocation") acquired all of the net assets of Oakhurst Balanced ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.


NOTE 11--MANAGER OF MANAGERS EXEMPTIVE ORDER

   The Phoenix Edge Series Fund ("PESF") and the investment advisor, Phoenix Variable Advisors, Inc. ("PVA"), have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 12--MIXED AND SHARED FUNDING

   Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--PROPOSED REORGANIZATION

   On November 11, 2003, The Board of Trustees of PESF approved a Plan of Reorganization to merge Janus Flexible Income into Goodwin Multi-Sector Fixed Income.

   If the shareholders approve the Plan of Reorganization Janus Flexible Income will transfer all or substantially all of its assets and its liabilities to Goodwin Multi-Sector Fixed Income. In exchange, shareholders of Janus Flexible Income will receive a proportional number of shares in Goodwin Multi-Sector Fixed Income. The shareholders of Janus Flexible Income must approve the Plan of Reorganization before any transaction can take place. The next meeting of the shareholders of Janus Flexible Income will be held on April 14, 2004, at which time, this matter will be submitted for a shareholder vote.

NOTE 14--OTHER

   Effective July 31, 2003, the name of the subadvisor of Northern Dow 30 and Northern Nasdaq-100 Index(R) changed to Northern Trust Investments N.A. from Northern Trust Investments, Inc.

   On October 23, 2003 the Executive Committee of the Board of Trustees of PESF approved replacement of the "Hollister" division of PIC with the "Oakhurst" division of PIC with respect to investment management of Oakhurst Value Equity. The Executive Committee also approved a name change for the Phoenix-Hollister Value Equity Series to the Phoenix-Oakhurst Value Equity Series. The Board of Trustees ratified the Executive Committee's decision at the Board of Trustees meeting on November 11, 2003. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not be affected as a result of this change.

   The Board of Trustees of PESF has approved a name change for the Phoenix-Kayne Large-Cap Core Series to the Phoenix-Kayne Rising Dividends Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not be affected as a result of this change. This change was completed on November 3, 2003.

                         REPORT OF INDEPENDENT AUDITORS


PRICEWATERHOUSECOOPERS [LOGO]


To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account (The Phoenix Edge(R)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (The Phoenix Edge(R)) at December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the mutual funds, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
March 19, 2004

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2003 AND 2002

                                TABLE OF CONTENTS

                                                                                                                   PAGE
                                                                                                               -------------

Report of Independent Auditors............................................................................         F-3

Consolidated Balance Sheet as of December 31, 2003 and 2002...............................................         F-4

Consolidated Statement of Income and Comprehensive Income
  for the years ended 2003, 2002 and 2001.................................................................         F-5

Consolidated Statement of Cash Flows for the years ended 2003, 2002 and 2001..............................         F-6

Consolidated Statement of Changes in Stockholder's Equity
  for the years ended 2003, 2002 and 2001.................................................................         F-7

Notes to Consolidated Financial Statements................................................................       F-8 - F-45

PRICEWATERHOUSECOOPERS [logo]

--------------------------------------------------------------------------------

                                                      PRICEWATERHOUSECOOPERS LLP
                                                                100 Pearl Street
                                                          Hartford CT 06103-4508
                                                        Telephone (860) 241 7000
                                                        Facsimile (860) 241 7590



                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income, cash flows and changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002 and for venture capital partnerships, securitized financial instruments and derivative instruments in 2001. In addition, as discussed in Note 1, the Company has revised its financial statements as of December 31, 2002 and for each of the two years in the period ended December 31, 2002.



/s/ PricewaterhouseCoopers LLP

March 9, 2004

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                 ($ amounts in millions, except per share data)
                           DECEMBER 31, 2003 AND 2002


                                                                                                                  2002
                                                                                                 2003           RESTATED
                                                                                            ---------------  ---------------

ASSETS:
Available-for-sale debt securities, at fair value.........................................   $   13,268.8     $   11,889.5
Equity securities, at fair value..........................................................          184.0            251.9
Mortgage loans, at unpaid principal balances..............................................          284.1            468.8
Venture capital partnerships, at equity in net assets.....................................          234.9            228.6
Affiliate equity and debt securities......................................................           47.5            134.7
Policy loans, at unpaid principal balances................................................        2,227.8          2,195.9
Other investments.........................................................................          388.7            380.9
                                                                                            ---------------  ---------------
                                                                                                 16,635.8         15,550.3
Available-for-sale debt and equity securities pledged as collateral.......................        1,350.0          1,358.7
                                                                                            ---------------  ---------------
Total investments.........................................................................       17,985.8         16,909.0
Cash and cash equivalents.................................................................          382.7          1,027.8
Accrued investment income.................................................................          222.3            192.3
Premiums, accounts and notes receivable...................................................          251.8            247.3
Deferred policy acquisition costs.........................................................        1,325.7          1,201.8
Deferred income taxes.....................................................................           30.2             30.0
Goodwill and other indefinite-lived intangible assets.....................................            5.1              3.1
Other assets..............................................................................          162.0            158.0
Separate account and investment trust assets..............................................        6,083.2          4,371.2
                                                                                            ---------------  ---------------
TOTAL ASSETS..............................................................................   $   26,448.8     $   24,140.5
                                                                                            ===============  ===============

LIABILITIES:
Policy liabilities and accruals...........................................................   $   13,088.6     $   12,680.0
Policyholder deposit funds................................................................        3,642.7          3,395.7
Indebtedness..............................................................................          175.0            175.0
Other general account liabilities.........................................................          321.0            378.4
Non-recourse collateralized obligations...................................................        1,472.0          1,609.5
Separate account and investment trust liabilities.........................................        6,083.2          4,371.2
                                                                                            ---------------  ---------------
TOTAL LIABILITIES.........................................................................       24,782.5         22,609.8
                                                                                            ---------------  ---------------

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES...........................................           27.9             19.0
                                                                                            ---------------  ---------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)................           10.0             10.0
Additional paid-in capital................................................................        1,714.9          1,714.9
Accumulated deficit.......................................................................         (127.5)          (118.6)
Accumulated other comprehensive income....................................................           41.0            (94.6)
                                                                                            ---------------  ---------------
TOTAL STOCKHOLDER'S EQUITY................................................................        1,638.4          1,511.7
                                                                                            ---------------  ---------------
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY.............................   $   26,448.8     $   24,140.5
                                                                                            ===============  ===============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                                                                                 2002              2001
                                                                                2003           RESTATED          RESTATED
                                                                           ---------------  ---------------   ---------------

 REVENUES:
 Premiums................................................................   $    1,042.2     $    1,082.0      $    1,112.7
 Insurance and investment product fees...................................          279.8            260.9             430.0
 Investment income, net of expenses......................................        1,098.2            938.3             885.4
 Net realized investment gains (losses)..................................         (100.0)           (43.8)            136.7
                                                                           ---------------  ---------------   ---------------
 TOTAL REVENUES..........................................................        2,320.2          2,237.4           2,564.8
                                                                           ---------------  ---------------   ---------------

 BENEFITS AND EXPENSES:
 Policy benefits, excluding policyholder dividends.......................        1,454.0          1,436.1           1,406.7
 Policyholder dividends..................................................          418.8            401.8             400.1
 Policy acquisition cost amortization....................................           94.0             91.6             133.0
 Intangible asset amortization...........................................           --                0.2              24.7
 Interest expense on indebtedness........................................           12.2             12.2              20.0
 Interest expense on non-recourse collateralized obligations.............           48.9             30.5              42.3
 Demutualization expenses................................................           --               --                25.9
 Other operating expenses................................................          253.2            290.8             468.8
                                                                           ---------------  ---------------   ---------------
 TOTAL BENEFITS AND EXPENSES.............................................        2,281.1          2,263.2           2,521.5
                                                                           ---------------  ---------------   ---------------
 Income (loss) from continuing operations
   before income taxes and minority interest.............................           39.1            (25.8)             43.3
 Applicable income taxes (benefit).......................................            3.7            (15.4)            (15.3)
                                                                           ---------------  ---------------   ---------------
 Income (loss) from continuing operations before minority interest.......           35.4            (10.4)             58.6
 Minority interest in net income of subsidiaries.........................            0.5              0.6               3.7
                                                                           ---------------  ---------------   ---------------
 INCOME (LOSS) FROM CONTINUING OPERATIONS................................           34.9            (11.0)             54.9
 Loss from discontinued operations.......................................           --               --                (0.9)
                                                                           ---------------  ---------------   ---------------
 INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES............           34.9            (11.0)             54.0
 Cumulative effect of accounting changes:
 Goodwill and other intangible assets....................................           --              (10.3)             --
 Venture capital partnerships............................................           --               --               (48.8)
 Securitized financial instruments.......................................           --               --               (20.5)
 Derivative instruments..................................................           --               --                 3.9
                                                                           ---------------  ---------------   ---------------
 NET INCOME (LOSS).......................................................   $       34.9     $      (21.3)     $      (11.4)
                                                                           ===============  ===============   ===============

 COMPREHENSIVE INCOME:
 NET INCOME (LOSS).......................................................   $       34.9     $      (21.3)     $      (11.4)
 OTHER COMPREHENSIVE INCOME (LOSS).......................................          135.6           (111.8)            (14.5)
                                                                           ---------------  ---------------   ---------------
 COMPREHENSIVE INCOME (LOSS).............................................   $      170.5     $     (133.1)     $      (25.9)
                                                                           ===============  ===============   ===============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                                                                                 2002              2001
                                                                                2003           RESTATED          RESTATED
                                                                           ---------------  ---------------   ---------------

 OPERATING ACTIVITIES:
 Income (loss) from continuing operations................................   $       34.9     $      (11.0)     $       54.9
 Net realized investment (gains) losses..................................          100.0             43.8            (136.7)
 Amortization and depreciation...........................................           16.2             20.5              43.2
 Investment loss (income)................................................          (81.6)            67.2              97.4
 Deferred income taxes (benefit).........................................            4.0             (8.8)            (28.3)
 Increase in receivables.................................................          (20.9)           (50.9)            (76.9)
 Deferred policy acquisition costs (increase) decrease...................         (111.5)          (174.1)            (76.2)
 (Increase) decrease in policy liabilities and accruals..................          469.6            468.4             322.0
 Other assets and other liabilities net change...........................          (18.4)           (57.9)             62.6
                                                                           ---------------  ---------------   ---------------
 Cash from continuing operations.........................................          392.3            297.2             262.0
 Discontinued operations, net............................................          (34.3)           (53.1)            (75.1)
                                                                           ---------------  ---------------   ---------------
 CASH FROM OPERATING ACTIVITIES..........................................          358.0            244.1             186.9
                                                                           ---------------  ---------------   ---------------

INVESTING ACTIVITIES:
Investment purchases....................................................        (5,611.5)        (4,951.5)         (3,822.3)
Investment sales, repayments and maturities.............................         4,417.2          3,550.0           2,285.0
Debt and equity securities pledged as collateral purchases..............           (56.9)          (891.6)           (116.4)
Debt and equity securities pledged as collateral sales..................           171.5             96.0             127.4
Subsidiary purchases....................................................            --               --              (368.1)
Subsidiary sales........................................................            --               --               659.8
Premises and equipment additions........................................           (19.6)           (13.6)            (13.7)
Premises and equipment dispositions.....................................            --               --                --
Discontinued operations, net............................................            (6.7)            37.8              77.5
                                                                           ---------------  ---------------  ----------------
CASH (FOR) FROM INVESTING ACTIVITIES....................................        (1,106.0)        (2,172.9)         (1,170.8)
                                                                           ---------------  ---------------  ----------------

 FINANCING ACTIVITIES:
 Policyholder deposit fund receipts, net.................................          247.0          1,669.9             836.8
 Other indebtedness proceeds.............................................           --               --               180.0
 Indebtedness repayments.................................................           --               --              (144.5)
 Collateralized obligations proceeds (repayments), net...................          (99.6)           841.6              --
 Common stock issuance...................................................           --               --                10.0
 Common stock dividends paid.............................................          (44.5)          (113.8)           (132.3)
 Capital contributions from parent.......................................           --               --                78.6
 Minority interest distributions.........................................           --               --                (5.8)
 Other financing activities, net.........................................           --               --                --
                                                                          ----------------  ---------------  ----------------
 CASH FROM FINANCING ACTIVITIES..........................................          102.9          2,397.7             822.8
                                                                          ----------------  ---------------  ----------------
 CHANGE IN CASH AND CASH EQUIVALENTS.....................................         (645.1)           468.9            (161.1)
 Cash and cash equivalents, beginning of year............................        1,027.8            558.9             720.0
                                                                          ----------------  ---------------  ----------------
 CASH AND CASH EQUIVALENTS, END OF YEAR..................................  $       382.7     $    1,027.8     $       558.9
                                                                          ================  ===============  ================

Included in cash and cash equivalents above is cash pledged as collateral of $72.0 million, $57.0 million and $11.0 million at December 31, 2003, 2002 and 2001, respectively.

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                 ($ amounts in millions, except per share data)
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                                                                                 2002             2001
                                                                                2003           RESTATED         RESTATED
                                                                           ---------------  ---------------  ---------------

COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Transfer from retained earnings for common shares
   issued in demutualization (10,000 shares)............................    $       --       $       --       $     1,722.0
Contribution from parent for transfer of additional
   minimum pension liability............................................            --               14.4              --

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Net income (loss).......................................................            34.9            (21.3)            (11.4)
Common stock dividends declared.........................................           (44.5)          (113.8)           (132.3)
Transfer to common stock and additional paid-in capital
   for common shares issued in demutualization..........................            --               --            (1,722.0)
Demutualization contribution from parent................................            --               --               130.1
Policyholder cash payments and policy credits...........................            --               --               (41.5)
Equity adjustment for policyholder dividend obligation, net.............            --               --               (30.3)
Other equity adjustments................................................             0.7             --                 3.2

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income (loss).......................................           135.6           (111.8)            (14.5)
                                                                           ---------------  ---------------  ---------------
CHANGE IN STOCKHOLDER'S EQUITY..........................................           126.7           (232.5)            (96.7)
Stockholder's equity, beginning of year.................................         1,511.7          1,744.2           1,840.9
                                                                           ---------------  ---------------  ---------------
STOCKHOLDER'S EQUITY, END OF YEAR.......................................    $    1,638.4     $    1,511.7     $     1,744.2
                                                                           ===============  ===============  ===============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


1. ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. (The Phoenix Companies), a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. We have restated certain amounts on our Consolidated Statement of Income and Comprehensive Income and our Consolidated Balance Sheet which is further described below. Also, we have reclassified certain amounts for 2002 and 2001 to conform with 2003 presentations.

We have prepared these financial statements in accordance with generally accepted accounting principles (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of goodwill and other intangible assets, investments in debt and equity securities, venture capital partnerships and affiliates; pension and other postemployment benefits liabilities and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

In December 1999, we began the process of reorganizing and demutualizing our then principal operating company, Phoenix Home Life Mutual Insurance Company (Phoenix Home Life). We completed the process in June 2001, when all policyholder membership interests in the mutual company were extinguished and eligible policyholders of the mutual company received shares of common stock, $28.8 of cash and $12.7 of policy credits as compensation. Phoenix Home Life's retained earnings immediately following the demutualization (net of cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital valued at $1,722.0. To protect the future dividends of these policyholders, we also established a closed block for their existing policies, which we describe in
Note 2.

ACCOUNTING CHANGES

As of December 31, 2003, we adopted a new accounting standard for special purpose variable interest entities which we describe further in Note 7. We recognized no cumulative effect of accounting change in 2003 as a result of our adoption of this new accounting standard.

At the beginning of 2002, we adopted a new accounting standard for goodwill and other intangible assets and recorded the cumulative effect of the adoption as a charge to earnings. We describe the adoption of this standard further in Note 4.

At the beginning of 2001, we adopted a new accounting standard for derivative instruments and recorded the cumulative effect of the adoption as a credit to both earnings and other comprehensive income. We describe the adoption further in Note 12. Also at the beginning of 2001, we changed our accounting for venture capital partnerships to remove the lag in reporting their operating results and recorded the effect of this change as a charge to earnings. Additionally, in the beginning of the second quarter of 2001, we adopted a new accounting pronouncement for securitized financial instruments and recorded the cumulative effect of the adoption as a charge to earnings. We describe these changes further in Note 3.

Pro forma information on income (loss) from continuing operations for 2001 assuming retroactive application of the accounting changes for goodwill and other intangible assets and venture capital partnerships follows:

                                                                     2001
                                                --------------------------------
                                                                     ACTUAL
                                                  PRO FORMA         RESTATED
                                                ---------------  ---------------

Income (loss) from continuing operations......   $       65.3     $       54.9

Effective January 1, 2004, we are required to adopt the AICPA's Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1). SOP 03-1 provides guidance related to the accounting, reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as guaranteed minimum death benefits, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. This new accounting standard largely codifies our current accounting and reserving practices related to our applicable non-traditional long-duration contracts and separate accounts and, thus, our adoption is not expected to have a material effect on our financial statements.

We have restated certain 2002 and 2001 amounts on our Consolidated Statement of Income and Comprehensive Income and our Consolidated Balance Sheet with respect to our method of consolidation for several of our sponsored collateralized obligation trusts which we further describe in Note 7. Revised and originally reported amounts for select financial statement components for the years 2002 and 2001 and as of 2002 follow ($ amounts in millions, except per share data):

                                                                       2002                               2001
                                                         ---------------------------------  ---------------------------------
                                                               AS                AS               AS                AS
                                                            RESTATED          REPORTED         RESTATED          REPORTED
                                                         ---------------   ---------------  ---------------   ---------------
INCOME STATEMENT DATA
Investment income......................................   $      938.3      $      907.3     $      885.4      $      842.7
Realized investment gains (losses).....................          (43.8)            (17.5)           136.7             150.1
Interest expense on non-recourse
  collateralized obligations...........................           30.5              --               42.3              --
Net (income) loss from continuing operations...........          (11.0)             15.3             54.9              66.5
Net income (loss)......................................   $      (21.3)     $        5.0     $      (11.4)     $        1.1

BALANCE SHEET DATA
Available-for-sale equity securities...................   $      251.9      $      256.9
Available-for-sale debt and equity securities
  pledged as collateral................................        1,358.7              --
Cash and cash equivalents..............................        1,027.8             970.8
Other assets...........................................          158.0             146.8
Separate account assets................................        4,371.2              --
Separate account and investment trust assets...........           --             5,793.1
Non-recourse collateralized obligations................        1,609.5              --
Separate account liabilities...........................        4,371.2              --
Separate account and investment trust liabilities......           --             5,793.1
Minority interest in net assets of subsidiaries........           19.0               1.7
Stockholder's equity...................................   $    1,511.7      $    1,716.6

As reported 2002 and 2001, amounts reflect reclassifications related to discontinued operations and other reclassifications to conform to 2003 presentation. Reduction of December 2001 stockholder's equity due to the change in method of consolidation of $87.9 million is reflected as a decrease to 2002 opening stockholder's equity.

BUSINESS COMBINATIONS AND DISPOSITIONS

In January of 2001, Phoenix Life purchased the minority interest in Phoenix Investment Partners, Ltd. (Phoenix Investment Partners). This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold Phoenix Investment Partners and certain other subsidiaries to The Phoenix Companies. Consequently, Phoenix Life's 2001 results include 100% of the results of Phoenix Investment Partners and certain other subsidiaries through June 25, 2001. Had both these transactions been completed at the beginning of 2001, our operating results would have differed. Selected operating information on a pro forma and an actual basis for the year 2001 follows:

                                                                  2001
                                                --------------------------------
                                                                     ACTUAL
                                                  PRO FORMA         RESTATED
                                                ---------------  ---------------

Revenues......................................   $    2,182.7     $    2,564.8
Income (loss) from continuing operations......   $      (35.0)    $       54.9


2. LIFE AND ANNUITY ACTIVITIES

The Life and Annuity activities includes individual life insurance and annuity products, including universal life, variable life, term life and fixed and variable annuities. It also includes the results of our closed block, which consists primarily of participating whole life products.

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

We recognize life insurance premiums, other than premiums for universal life and certain annuity contracts, as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, allow us to control exposure to potential losses arising from large risks and provide additional capacity for growth.

We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

   o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.
   o We reinsure 80% of the mortality risk on the inforce block of the Confederation Life business we acquired in December 1997.
   o We entered into two separate reinsurance agreements in 1998 and 1999 to reinsure 80% and 60%, respectively, of the mortality risk on a substantial portion of our otherwise retained individual life insurance business.
   o We reinsure 80% to 90% of the mortality risk on certain new issues of term.
   o We reinsure 100% of guaranteed minimum death benefits on a block of variable deferred annuities issued between January 1, 1996 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefits risks on the remaining variable deferred annuity inforce that is not covered by this reinsurance arrangement.
   o We assume and cede business related to the group accident and health block in run-off. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for continuing operations for 2003, 2002 and 2001 follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Direct premiums.........................................................    $    1,092.1     $    1,104.2     $    1,145.5
Premiums assumed from reinsureds........................................            15.5             16.9              0.6
Premiums ceded to reinsurers............................................           (65.4)           (39.1)           (33.4)
                                                                           ---------------  ---------------  ---------------
PREMIUMS................................................................    $    1,042.2     $    1,082.0     $    1,112.7
                                                                           ===============  ===============  ===============
Percentage of amount assumed to net premiums............................             1.5%             1.6%             0.1%
                                                                           ===============  ===============  ===============

Direct policy benefits incurred.........................................    $      404.1     $      370.2     $      366.5
Policy benefits assumed from reinsureds.................................            34.8             27.6             17.2
Policy benefits ceded to reinsurers.....................................           (57.1)           (47.0)           (53.0)
                                                                           ---------------  ---------------  ---------------
POLICY BENEFITS.........................................................    $      381.8     $      350.8     $      330.7
                                                                           ===============  ===============  ===============

Direct life insurance inforce...........................................    $  122,591.8     $  112,842.8     $  105,517.9
Life insurance inforce assumed from reinsureds..........................           168.7            440.9             28.1
Life insurance inforce ceded to reinsurers..............................       (77,214.9)       (74,265.8)       (69,127.0)
                                                                           ---------------  ---------------  ---------------
LIFE INSURANCE INFORCE..................................................    $   45,545.6     $   39,017.9     $   36,419.0
                                                                           ===============  ===============  ===============
Percentage of amount assumed to net insurance inforce...................             0.4%             1.1%             0.1%
                                                                           ===============  ===============  ===============

Irrevocable letters of credit aggregating $57.7 million at December 31, 2003 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

VALLEY FORGE LIFE INSURANCE

In July 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation), effective July 1, 2002. The business acquired had a total account value of $557.0 at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with our acquisitions of the Confederation Life business (1997), we recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred acquisition costs (DAC).

We amortize DAC and PVFP based on the related policy's classification. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

In 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a decrease in deferred policy acquisition cost amortization of $22.1 million ($14.4 million after income taxes). Also in 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $13.5 million pre-tax ($8.8 million after income taxes) increase in policy acquisition cost amortization expense in the third quarter of 2002.

The activity in deferred policy acquisition costs for the years 2003, 2002 and 2001 follows:

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Direct acquisition costs deferred excluding acquisitions................    $      205.5     $      217.0     $      206.1
Acquisition costs recognized in Valley Forge Life acquisition...........            --               48.5             --
Costs amortized to expenses:
  Recurring costs related to operations.................................           (98.1)           (88.5)          (122.5)
(Cost) credit related to realized investment gains or losses............             4.1            (25.1)           (10.5)
  Non-recurring (cost) or credit for change in actuarial assumptions....            --               22.1             --
(Cost) or credit offsets to net unrealized investment gains or losses
  included in other comprehensive income................................            12.4            (95.9)            28.5
Equity adjustment for policyholder dividend obligation..................            --               --                3.1
                                                                           ---------------  ---------------  ---------------
Change in deferred policy acquisition costs.............................           123.9             78.1            104.7
Deferred policy acquisition costs, beginning of year....................         1,201.8          1,123.7          1,019.0
                                                                           ---------------  ---------------  ---------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR..........................    $    1,325.7     $    1,201.8     $    1,123.7
                                                                           ===============  ===============  ===============

POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies inforce. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and investment earnings on their fund balances, which range from 4.0% to 6.25% as of December 31, 2003 and 4.0% to 7.0% as of December 31, 2002, less administrative and mortality charges.

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.0% to 12.3% as of December 31, 2003, less administrative charges.

FAIR VALUE OF INVESTMENT CONTRACTS

For purposes of fair value disclosures (Note 12), we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We valued the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we used a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 38.8% and 45.5% of the face value of total individual life insurance inforce at December 31, 2003 and 2002, respectively. The premiums on participating life insurance policies were 67.4%, 70.4% and 73.5% of total individual life insurance premiums in 2003, 2002, and 2001, respectively.

FUNDS UNDER MANAGEMENT

Activity in annuity funds under management for 2003, 2002 and 2001 follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Deposits................................................................    $    1,428.1     $    2,258.5     $    1,492.9
Performance.............................................................           865.2           (338.0)          (563.1)
Fees....................................................................           (57.7)           (58.8)           (67.3)
Benefits and surrenders.................................................          (925.3)          (777.3)          (516.6)
                                                                           ---------------  ---------------  ---------------
Change in funds under management........................................         1,310.3          1,084.4            345.9
Funds under management, beginning of year...............................         5,833.5          4,749.1          4,403.2
                                                                           ---------------  ---------------  ---------------
ANNUITY FUNDS UNDER MANAGEMENT, END OF YEAR.............................    $    7,143.8     $    5,833.5     $    4,749.1
                                                                           ===============  ===============  ===============

DEMUTUALIZATION AND CLOSED BLOCK

Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

Effective June 30, 2001, we adopted a new accounting pronouncement, which provided guidance on accounting by insurance enterprises for demutualization, including the emergence of earnings from and the financial presentation of the closed block established in connection with the demutualization. The pronouncement specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. We recorded a charge on adoption of $30.3 million to equity representing the establishment of the policyholder dividend obligation along with the corresponding effect on deferred policy acquisition costs and deferred income taxes.

As specified in the plan of reorganization, Phoenix Life established a closed block as of December 31, 1999 to preserve over time the reasonable dividend expectations of individual life and annuity policyholders for which dividends were currently being paid or were expected to be paid under the then-current dividend scale. The closed block comprises a defined limited group of policies and a defined set of assets, is governed by a set of operating rules and will continue in effect as long as any policy in the closed block remains in effect.

Phoenix Life allocated assets to the closed block in an amount we believed sufficient to produce cash flows which, together with anticipated premiums and other revenues from the policies included in the closed block, we expect to support payment of obligations relating to these policies. These obligations include the payment of claims, certain expenses, taxes and policyholder dividends, which we estimated to continue at rates in effect for 2000.

We use the same accounting principles to account for the participating policies included in the closed block as we used prior to the date of demutualization. The only accounting policy difference is the establishment of the policyholder dividend obligation, described below.

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

As closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earning contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

Summarized information on closed block assets and liabilities as of December 31, 2003 and 2002 and inception (December 31, 1999) follows ($ amounts in millions):

                                                                                2003             2002           INCEPTION
                                                                           ---------------  ---------------  ----------------

Debt securities.........................................................    $    6,906.4     $    6,431.1     $    4,773.1
Equity securities.......................................................            82.9             --               --
Mortgage loans..........................................................           228.5            373.2            399.0
Venture capital partnerships............................................            38.6              0.8             --
Policy loans............................................................         1,386.8          1,399.0          1,380.0
Other invested assets...................................................            46.7             --               --
                                                                           ---------------  ---------------  ----------------
Total closed block investments..........................................         8,689.9          8,204.1          6,552.1
Cash and cash equivalents...............................................            40.5            187.1             --
Accrued investment income...............................................           120.2            110.9            106.8
Receivables.............................................................            43.0             42.1             35.2
Deferred income taxes...................................................           377.0            402.7            389.4
Other closed block assets...............................................            62.3             45.2              6.2
                                                                           ---------------  ---------------  ----------------
TOTAL CLOSED BLOCK ASSETS...............................................         9,332.9          8,992.1          7,089.7
                                                                           ---------------  ---------------  ----------------
Policy liabilities and accruals.........................................         9,723.1          9,449.0          8,301.7
Policyholder dividends payable..........................................           369.8            363.4            325.1
Policyholder dividend obligation........................................           519.2            547.3             --
Other closed block liabilities..........................................            63.0             24.2             12.3
                                                                           ---------------  ---------------  ----------------
TOTAL CLOSED BLOCK LIABILITIES..........................................        10,675.1         10,383.9          8,639.1
                                                                           ---------------  ---------------  ----------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS.............    $    1,342.2     $    1,391.8     $    1,549.4
                                                                           ===============  ===============  ================

Closed block revenues and expenses and changes in the policyholder dividend obligation, all for the cumulative period from inception through December 31, 2003, the years 2003 and 2002 follow ($ amounts in millions):

                                                                             CUMULATIVE
                                                                                FROM
                                                                             INCEPTION           2003             2002
                                                                           ---------------  ---------------  ---------------


Premiums................................................................    $    4,238.1     $    1,000.1     $    1,043.2
Net investment income...................................................         2,211.2            573.1            562.0
Net realized investment losses..........................................           (89.1)            (9.4)           (49.3)
                                                                           ---------------  ---------------  ---------------
TOTAL REVENUES..........................................................         6,360.2          1,563.8          1,555.9
                                                                           ---------------  ---------------  ---------------
Policy benefits, excluding dividends....................................         4,360.5          1,058.0          1,079.4
Other operating expenses................................................            49.0             10.0             10.3
                                                                           ---------------  ---------------  ---------------
Total benefits and expenses, excluding policyholder dividends...........         4,409.5          1,068.0          1,089.7
                                                                           ---------------  ---------------  ---------------
Closed block contribution to income before dividends and income taxes...         1,950.7            495.8            466.2
Policyholder dividends..................................................         1,596.3            419.4            400.7
                                                                           ---------------  ---------------  ---------------
Closed block contribution to income before income taxes.................           354.4             76.4             65.5
Applicable income taxes.................................................           124.5             26.8             22.6
                                                                           ---------------  ---------------  ---------------
CLOSED BLOCK CONTRIBUTION TO INCOME.....................................    $      229.9     $       49.6     $       42.9
                                                                           ===============  ===============  ===============

Policyholder dividends provided through earnings........................    $    1,641.5     $      419.4     $      400.7
Policyholder dividends provided through other comprehensive income......           432.7            (45.5)           369.4
                                                                           ---------------  ---------------  ---------------
ADDITIONS TO POLICYHOLDER DIVIDEND LIABILITIES..........................         2,074.2            373.9            770.1
POLICYHOLDER DIVIDENDS PAID.............................................        (1,510.3)          (395.6)          (383.9)
                                                                           ---------------  ---------------  ---------------
Change in policyholder dividend liabilities.............................           563.9            (21.7)           386.2
Policyholder dividend liabilities, beginning of period..................           325.1            910.7            524.5
                                                                           ---------------  ---------------  ---------------
Policyholder dividend liabilities, end of period........................           889.0            889.0            910.7
Less: policyholder dividends payable, end of period.....................           369.8            369.8            363.4
                                                                           ---------------  ---------------  ---------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD.........................    $      519.2     $      519.2     $      547.3
                                                                           ===============  ===============  ===============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings to our stockholders.


3. INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities).

See Note 7 for information on available-for-sale debt and equity securities pledged as collateral.

Fair value and cost of our debt securities at December 31, 2003 and 2002 follows:

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

U.S. government and agency.............................   $      755.2      $      714.5     $      457.0     $      426.7
State and political subdivision........................          510.3             468.4            534.7            481.9
Foreign government.....................................          260.4             239.0            183.9            168.4
Corporate..............................................        6,763.4           6,408.2          5,485.2          5,138.7
Mortgage-backed........................................        3,097.5           2,963.4          3,099.9          2,901.9
Other asset-backed.....................................        1,882.0           1,863.6          2,128.8          2,094.1
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES........................................   $   13,268.8      $   12,657.1     $   11,889.5     $   11,211.7
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block.................   $    6,906.4      $    6,471.1     $    6,431.1     $    5,952.9
                                                         ===============   ===============  ===============  ===============

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

For 2003 and 2002, net investment income was lower by $10.4 million and $6.2 million, respectively, due to non-income producing debt securities. Of these amounts, $5.5 million and $5.2 million, respectively, related to the closed block.

Fair value and cost of our general account equity securities as of December 31, 2003 and 2002 follow ($ amounts in millions):

                                                                      2003                               2002
                                                          FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

Hilb, Rogal and Hamilton (HRH) common stock............   $       --        $       --       $       11.1     $        2.6
GE Life and Annuity Assurance and
  GE Group Life Assurance common stock.................           --                --               60.5             50.4
Lombard International Assurance, S.A...................           41.1              41.1             33.8             33.8
PXRE Group common stock................................           --                --               27.7              9.4
Other equity securities................................          142.9             127.3            118.8            112.4
                                                         ---------------   ---------------  ---------------  ---------------
EQUITY SECURITIES......................................   $      184.0      $      168.4     $      251.9     $      208.6
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block.................   $       82.9      $       75.0     $       --       $       --
                                                         ===============   ===============  ===============  ===============

In the fourth quarter of 2003, we sold our 3.0% and 3.1% equity interests in two life insurance subsidiaries of General Electric Company for $72.0 million and realized a gain of $21.6 million ($14.0 million after income taxes). Also in that quarter, we sold our 9.3% equity interest in PXRE Group Ltd., a property catastrophe reinsurer, for $23.1 million and realized a gain of $13.7 million ($8.9 million after income taxes).

Lombard International Assurance, S.A. (Lombard) is a pan-European life insurance company, based in Luxembourg, which writes unit-linked life assurance policies for high-net-worth private investors. We own 12% of Lombard's ordinary shares and Aberdeen owns an additional 15% of Lombard's ordinary shares.

Hilb, Rogal and Hamilton Company (HRH) is a Virginia-based property and casualty insurance and employee benefit products distributor, traded on the New York Stock Exchange; we owned 6.4% of its common shares, as well as convertible debt securities, and, prior to November 2002, we had a contractual right to designate two nominees for election to its board of directors. In November 2002, we completed a transaction where it is no longer appropriate to consider HRH as an affiliate for accounting and reporting purposes.

Our ownership of HRH included common stock and convertible notes, which we received when we sold our property and casualty insurance distribution business to HRH in 1999. The common stock and the notes, if converted, would have represented 16.8% of HRH's common stock outstanding.

On November 12, 2002, we converted our HRH note into shares of HRH common stock, when our total HRH holdings had a total fair value of $167.1. On the following day, we sold shares of HRH common stock to The Phoenix Companies for $157.4.

As a result of these transactions, we recorded a gross realized investment gain of $107.1 in 2002. Net of offsets for applicable deferred policy acquisition costs, our realized gain was $38.8. We calculated our gains using the specific identification of the securities sold.

In 2003, we sold our remaining shares of HRH common stock in the open market for $9.4 million and recorded a gross realized investment gain of $6.9 million ($4.5 million after income taxes).

Gross and net unrealized gains and losses from our general account's debt and equity securities as of December 31, 2003 and 2002 follow ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                             GAINS             LOSSES           GAINS            LOSSES
                                                         ---------------   ---------------  ---------------  ---------------

U.S. government and agency.............................   $       44.0      $       (1.5)    $       30.5     $       (0.2)
State and political subdivision........................           43.5              (1.6)            53.1             (0.3)
Foreign government.....................................           23.2              (1.8)            20.2             (4.7)
Corporate..............................................          400.4             (47.0)           442.8            (96.3)
Mortgage-backed........................................          143.4              (9.3)           198.5             (0.5)
Other asset-backed.....................................           55.6             (37.2)            85.0            (50.3)
                                                         ---------------   ---------------  ---------------  ---------------
Debt securities gains and losses.......................   $      710.1      $      (98.4)    $      830.1     $     (152.3)
                                                         ===============   ===============  ===============  ===============
DEBT SECURITIES NET GAINS..............................   $      611.7                       $      677.8
                                                         ===============                    ===============

Hilb, Rogal and Hamilton common stock..................   $       --        $       --       $        8.5     $       --
GE Life and Annuity Assurance and
  GE Group Life Assurance common stock.................           --                --               10.1             --
PXRE Group common stock................................           --                --               18.3             --
Other equity securities................................           17.4              (1.8)            21.8            (15.4)
                                                         ---------------   ---------------  ---------------  ---------------
Equity securities gains and losses.....................   $       17.4      $       (1.8)    $       58.7     $      (15.4)
                                                         ===============   ===============  ===============  ===============
EQUITY SECURITIES NET GAINS............................   $       15.6                       $       43.3
                                                         ===============                    ===============

The aging of temporarily impaired general account debt and equity securities as of December 31, 2003 is as follows ($ amounts in millions):

                                               LESS THAN 12 MONTHS       GREATER THAN 12 MONTHS               TOTAL
                                            --------------------------- --------------------------- ---------------------------
                                                FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
                                                VALUE        LOSSES        VALUE         LOSSES        VALUE         LOSSES
                                            ------------- ------------- ------------- ------------- ------------- -------------
DEBT SECURITIES
U.S. government and agency................   $     90.2    $     (1.5)   $     --      $     --      $     90.2    $     (1.5)
State and political subdivision...........         63.8          (1.6)         --            --            63.8          (1.6)
Foreign government........................         14.6          (1.8)         --            --            14.6          (1.8)
Corporate.................................        915.9         (31.5)        193.6         (15.5)      1,109.5         (47.0)
Mortgage-backed...........................        640.7          (9.3)          1.5          --           642.2          (9.3)
Other asset-backed........................        240.4         (10.6)        135.4         (26.6)        375.8         (37.2)
                                            ------------- ------------- ------------- ------------- ------------- -------------
DEBT SECURITIES...........................   $  1,965.6    $    (56.3)   $    330.5    $    (42.1)   $  2,296.1    $    (98.4)
COMMON STOCK..............................         21.1          (1.2)          3.7          (0.6)         24.8          (1.8)
                                            ------------- ------------- ------------- ------------- ------------- -------------
TOTAL TEMPORARILY IMPAIRED SECURITIES.....   $  1,986.7    $    (57.5)   $    334.2    $    (42.7)   $  2,320.9    $   (100.2)
                                            ============= ============= ============= ============= ============= =============

AMOUNTS INSIDE THE CLOSED BLOCK...........   $    957.0    $    (31.2)   $    150.0    $    (17.7)   $  1,107.0    $    (48.9)
                                            ============= ============= ============= ============= ============= =============

AMOUNTS OUTSIDE THE CLOSED BLOCK..........   $  1,029.7    $    (26.3)   $    184.2    $    (25.0)   $  1,213.9    $    (51.3)
                                            ============= ============= ============= ============= ============= =============

AMOUNTS OUTSIDE THE CLOSED BLOCK
  THAT ARE BELOW INVESTMENT GRADE.........   $     39.8    $     (3.0)   $     53.3    $    (11.9)   $     93.1    $    (14.9)
                                            ============= ============= ============= ============= ============= =============
AFTER OFFSETS FOR DEFERRED ACQUISITION
  COST ADJUSTMENT AND TAXES...............                 $     (1.3)                 $     (4.9)                 $     (6.2)
                                                          =============               =============               =============

Below investment grade debt securities outside the closed block with a fair value less than 80% of the security's amortized cost totals $5.3 million at December 31, 2003, $4.8 million ($2.0 million after offsets for taxes and deferred policy acquisition cost amortization) of which has been in an unrealized loss for greater than 12 months.

Below investment grade debt securities held in the closed block with a fair value of less than 80% of the securities' amortized cost totals $10.2 million at December 31, 2003, $7.0 million ($0 after offsets for change in policy dividend obligation) of which has been in an unrealized loss for greater than 12 months.

These securities are considered to be temporarily impaired at December 31, 2003 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms.

MORTGAGE LOANS AND REAL ESTATE

We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired mortgages. We consider a mortgage loan to be impaired if we believe it is probable that we will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. We do not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful.

For purpose of fair value disclosures (Note 12), we estimated the fair value of mortgage loans by discounting the present value of scheduled loan payments. We based the discount rate on the comparable U.S. Treasury rates for loan durations plus spreads of 130 to 800 basis points, depending on our internal quality ratings of the loans. For in-process-of-foreclosure or defaulted loans, we estimated fair value as the lower of the underlying collateral value or the loan balance.

Our mortgage loans are diversified by property type, location and borrower. Mortgage loans are collateralized by the related properties and are generally no greater than 75% of the properties' value at the time the loans are originated. The carrying value of our investments in mortgage loans by property type and their fair value at December 31, 2003 and 2002 follows ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                            CARRYING                           CARRYING
                                                             VALUE           FAIR VALUE         VALUE          FAIR VALUE
                                                         ---------------   ---------------  ---------------  ---------------
PROPERTY TYPE
Apartment buildings....................................   $      105.1      $      106.7     $      159.0     $      160.3
Office buildings.......................................           49.0              49.7            131.5            132.6
Retail stores..........................................          109.0             110.7            151.5            152.7
Industrial buildings...................................           33.7              34.2             42.2             42.5
Other..................................................            0.1               0.1              0.1              0.1
                                                         ---------------   ---------------  ---------------  ---------------
Subtotal...............................................          296.9             301.4            484.3            488.2
Less: valuation allowances.............................           12.8              --               15.5             --
                                                         ---------------   ---------------  ---------------  ---------------
MORTGAGE LOANS.........................................   $      284.1      $      301.4     $      468.8     $      488.2
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block.................   $      228.5      $      242.4     $      373.2     $      388.6
                                                         ===============   ===============  ===============  ===============

The carrying values of delinquent and in-process-of-foreclosure mortgage loans as of December 31, 2003 and 2002 were $0.0 million and $5.6 million, respectively. The carrying values of mortgage loans on which the payment terms have been restructured or modified were $25.8 million and $29.5 million as of December 31, 2003 and 2002, respectively. We have provided valuation allowances for delinquent, in-process-of-foreclosure and restructured or modified mortgage loans.

Activity in the valuation allowance, which has been deducted in arriving at mortgage loan carrying value, for 2003, 2002 and 2001 follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Valuation allowance, beginning of year..................................    $       15.5     $       15.0     $        9.1
Additions charged to income.............................................             0.8              0.6              6.1
Deductions for write-offs and disposals.................................            (3.5)            (0.1)            (0.2)
                                                                           ---------------  ---------------  ---------------
VALUATION ALLOWANCE, END OF YEAR........................................    $       12.8     $       15.5     $       15.0
                                                                           ===============  ===============  ===============

Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.0 million, $3.5 million and $3.6 million in 2003, 2002 and 2001, respectively. Actual interest income on these loans included in net investment income was $2.3 million, $2.7 million and $2.4 million in 2003, 2002 and 2001, respectively. The amount of interest foregone by non-income producing mortgage loans was $0.0 million for 2003 and $0.6 million for 2002. There were no non-income producing mortgage loans during 2001.

VENTURE CAPITAL PARTNERSHIPS

We invest as a limited partner in venture capital limited partnerships. Generally, these partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds. We also have direct equity investments in leveraged buyouts and corporate acquisitions.

We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the earnings for any lag in reporting. Effective January 1, 2001, we changed our accounting for venture capital partnership earnings to eliminate the quarterly lag in information provided to us. We did this by estimating the change in our share of partnership earnings for the quarter. This change resulted in a $75.1 million charge ($48.8 million charge after income taxes), representing the cumulative effect of this accounting change on the fourth quarter of 2000.

To estimate the net equity in earnings of the venture capital partnerships for each quarter, we developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, we used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, we applied a public industry sector index to roll the value forward each quarter. We apply this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). Our methodology recognizes downward adjustments based on the indices, but limits upward adjustments to the amounts previously reported by the partnerships. In addition, we annually revise the valuations we have assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships.

Our venture capital earnings are subject to variability.

The components of net investment income related to venture capital partnerships for 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Net realized gains (losses) on partnership cash and stock distributions.    $       17.4     $       (4.7)    $       17.8
Net unrealized gains (losses) on partnership investments................            38.2            (47.2)           (95.9)
Partnership operating expenses..........................................            (6.6)            (7.4)            (6.4)
                                                                           ---------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)............................................    $       49.0     $      (59.3)    $      (84.5)
                                                                           ===============  ===============  ===============

Amounts applicable to the closed block..................................    $       12.8     $       --       $       --
                                                                           ===============  ===============  ===============
Amounts applicable to the Venture Capital segment.......................    $       36.2     $      (59.3)    $      (84.5)
                                                                           ===============  ===============  ===============

As indicated above, we record our equity in earnings of venture capital partnerships based on the most recent financial information and by estimating the earnings for any lag in partnership reporting. As a result, the effect of our adjusting our estimates to actual results reflected in partnership financial statements was to increase net investment income as follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Closed block............................................................    $       --       $       --       $       --
Venture Capital segment.................................................            33.4             12.8             --
                                                                           ---------------  ---------------  ---------------
TOTAL...................................................................    $       33.4     $       12.8     $       --
                                                                           ===============  ===============  ===============

Investment activity in venture capital partnerships for the years 2003, 2002 and 2001 and unfunded commitments as of December 31, 2003, 2002 and 2001 follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Contributions...........................................................    $       41.3     $       43.0     $       47.0
Equity in earnings (losses) of partnerships.............................            49.0            (59.3)           (84.5)
Cumulative effect of accounting change..................................            --               --              (75.1)
Distributions...........................................................           (43.6)           (41.7)           (63.0)
Proceeds from sale of partnership interests.............................           (26.1)            --               --
Realized loss on sale of partnership interests..........................           (14.3)            (5.1)            --
                                                                           ---------------  ---------------  ---------------
Change in venture capital partnerships..................................             6.3            (63.1)          (175.6)
Venture capital partnership investments, beginning of period............           228.6            291.7            467.3
                                                                           ---------------  ---------------  ---------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF PERIOD..................    $      234.9     $      228.6     $      291.7
                                                                           ===============  ===============  ===============

Unfunded commitments, end of period.....................................    $      125.0     $      154.7     $      166.8
                                                                           ===============  ===============  ===============

Amounts applicable to the closed block:
Venture capital partnerships............................................    $       38.6     $        0.8     $       --
                                                                           ===============  ===============  ===============
Unfunded commitments....................................................    $       48.3     $       23.4     $       --
                                                                           ===============  ===============  ===============

Amounts applicable to Venture Capital segment:
Venture capital partnerships............................................    $      196.3     $      227.8     $      291.7
                                                                           ===============  ===============  ===============
Unfunded commitments....................................................    $       76.7     $      131.3     $      166.8
                                                                           ===============  ===============  ===============

In February 2003, we sold a 50% interest in certain of our venture capital partnerships to an outside party and transferred the remaining 50% interest to our closed block. The carrying value of the partnerships sold and transferred totaled $52.2 million after realizing a loss of $5.1 million in 2002 and $14.3 million in 2003 to reflect the proceeds received. The unfunded commitments of the partnerships sold and transferred totaled $27.2 million; the outside party and the closed block will each fund half of these commitments.

AFFILIATE EQUITY AND DEBT SECURITIES

Our investments in affiliate equity and debt securities represent investments in operating entities in which we own less than a majority of the outstanding common stock and where we exercise significant influence over the operating and financial policies of the companies. We use the equity method of accounting for our investments in common stock of these affiliates; we use fair value to report our investments in these affiliates' debt securities.

We evaluate our equity method investments for an other than temporary impairment at each balance sheet date considering quantitative and qualitative factors including quoted market price of underlying equity securities, the duration the carrying value is in excess of fair value and historical and projected earnings and cash flow capacity.

Carrying value and cost of affiliate equity securities and affiliate debt securities (which are included in the debt securities caption) as of December 31, 2003 and 2002 follows ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                            CARRYING                           CARRYING
                                                             VALUE              COST            VALUE             COST
                                                         ---------------   ---------------  ---------------  ---------------

Aberdeen common stock..................................   $       38.3      $       20.0     $      119.3     $      109.1
Other..................................................            9.2              18.9             15.4             26.5
                                                         ---------------   ---------------  ---------------  ---------------
AFFILIATE EQUITY SECURITIES............................   $       47.5      $       38.9     $      134.7     $      135.6
                                                         ===============   ===============  ===============  ===============

Aberdeen 7.5% convertible notes........................   $       27.5      $       27.5     $       37.5     $       37.5
Aberdeen 5.875% convertible notes......................           --                --               15.2             19.0
                                                         ---------------   ---------------  ---------------  ---------------
AFFILIATE DEBT SECURITIES..............................   $       27.5      $       27.5     $       52.7     $       56.5
                                                         ===============   ===============  ===============  ===============

Sources of equity in earnings from affiliate equity securities and interest earned from affiliate debt securities (included in the debt securities caption) for 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Aberdeen common stock dividends.........................................    $        2.7     $        3.8     $        6.3
Equity in Aberdeen undistributed income (loss)..........................            --                2.3             (0.5)
HRH common stock dividends..............................................            --                0.5              0.6
Equity in HRH undistributed income......................................            --                2.5              1.9
Other...................................................................            (2.7)            (3.2)            (0.1)
                                                                           ---------------  ---------------  ---------------
AFFILIATE EQUITY SECURITIES INVESTMENT INCOME...........................    $       --       $        5.9     $        8.2
                                                                           ===============  ===============  ===============

Aberdeen convertible notes and bonds....................................    $        2.5     $        3.8     $        2.6
Aberdeen 5.875% convertible notes.......................................             0.1              1.3              1.7
                                                                           ---------------  ---------------  ---------------
AFFILIATE DEBT SECURITIES INVESTMENT INCOME.............................    $        2.6     $        5.1     $        4.3
                                                                           ===============  ===============  ===============

ABERDEEN. We own 38,100,000 shares of Aberdeen common stock, which represent 16.2% of its outstanding shares as of December 31, 2003 (22% at December 31, 2002). We purchased these shares between 1996 and 2001 (at a total cost of $109.1 million). During the second quarter of 2003, we recorded a charge of $89.1 million ($55.0 million after income taxes) related to an other-than-temporary impairment of our equity investment in Aberdeen. The fair value of our Aberdeen common stock, based on the London Stock Exchange closing market prices, was $67.5 million, $54.4 million and $43.6 million as of March 31, 2004, December 31, 2003 and 2002, respectively.

We also own $27.5 million in 7.5% Aberdeen convertible subordinated notes issued in 1996. The notes mature on March 29, 2004, subject to two six-month extensions at Aberdeen's option with an increase in the interest rate to at least 8.0%. Subsequent to year-end, Aberdeen elected to extend the maturity of these notes for six months with an increase in the interest rate to 8.0%. The conversion price for the notes is in excess of Aberdeen's common stock price as of December 31, 2003. During 2003, we received principal payments of $10.0 million on the notes. Also, during the fourth quarter of 2003, we sold [pound] 13.0 million ($19.0 million) in Aberdeen 5.875% convertible bonds and realized a gain of $0.7 million.

POLICY LOANS AND OTHER INVESTED ASSETS

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. For purposes of fair value disclosures (Note 12), we estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include leveraged lease investments and other partnership and joint venture interests. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements.

Other invested assets as of December 31, 2003 and 2002 follow ($ amounts in millions):

                                                                                                 2003             2002
                                                                                            ---------------  ---------------

Transportation and other equipment leases.................................................   $       68.7     $       66.0
Separate account equity investments.......................................................           49.2             36.0
Mezzanine partnerships....................................................................           50.9             45.4
Affordable housing partnerships...........................................................           24.8             25.7
Derivative instruments (Note 12)..........................................................           30.0             37.1
Other affiliate investments...............................................................           20.3             35.5
Real estate...............................................................................           64.0             69.6
Other partnership interests...............................................................           80.8             65.6
                                                                                            ---------------  ---------------
OTHER INVESTED ASSETS.....................................................................   $      388.7     $      380.9
                                                                                            ===============  ===============

Amounts applicable to the closed block....................................................   $       46.7     $       --
                                                                                            ===============  ===============

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains and losses on asset dispositions and when declines in fair value of debt and equity securities are considered to be other-than-temporarily impaired. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made and the new cost basis is not changed for subsequent recoveries in value. The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses, are each reported separately as components of net income.

Effective April 1, 2001, we adopted a new accounting pronouncement for securitized financial instruments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine if there has been an other-than-temporary decline in value. Upon adoption of this pronouncement, we recorded a $31.6 million charge ($20.5 million charge after income taxes) as the cumulative effect of an accounting change.

Sources of net investment income for the years 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Debt securities.........................................................    $      767.0     $      734.1     $      681.9
Equity securities.......................................................             2.1              3.9              5.2
Mortgage loans..........................................................            32.6             40.4             45.0
Venture capital partnerships............................................            49.0            (59.3)           (84.5)
Affiliate equity securities.............................................            --                5.9              8.2
Policy loans............................................................           171.7            171.8            168.6
Other investments.......................................................            35.0             17.1             23.2
Cash and cash equivalents...............................................             6.8             10.8             15.2
                                                                           ---------------  ---------------  ---------------
Total investment income.................................................         1,064.2            924.7            862.8
Less:  investment expenses..............................................            18.2             17.4             20.2
                                                                           ---------------  ---------------  ---------------
NET INVESTMENT INCOME, GENERAL ACCOUNT INVESTMENTS......................         1,046.0            907.3            842.6
Debt and equity securities pledged as collateral (Note 7)...............            52.2             31.0             42.8
                                                                           ---------------  ---------------  ---------------
NET INVESTMENT INCOME...................................................    $    1,098.2     $      938.3     $      885.4
                                                                           ===============  ===============  ===============

Amounts applicable to the closed block..................................    $      573.1     $      562.0     $      281.1
                                                                           ===============  ===============  ===============

Sources of realized investment gains (losses) for 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Debt security impairments...............................................    $      (76.1)    $     (114.3)    $      (46.1)
Equity security impairments.............................................            (4.3)            (9.8)            --
Mortgage loan impairments...............................................            (4.1)            (0.6)            (6.1)
Venture capital partnership impairments.................................            (4.6)            (5.1)            --
Affiliate equity security impairments...................................           (96.9)            --               --
Other invested asset impairments........................................           (16.5)           (22.0)            (3.7)
Debt and equity securities pledged as collateral impairments............            (8.3)           (34.9)           (39.0)
                                                                           ---------------  ---------------  ---------------
IMPAIRMENT LOSSES.......................................................          (210.8)          (186.7)           (94.9)
                                                                           ---------------  ---------------  ---------------
Debt security transaction gains.........................................            93.7             92.6             53.2
Debt security transaction losses........................................           (28.9)           (45.9)           (31.5)
Equity security transaction gains.......................................            58.8            116.3             12.2
Equity security transaction losses......................................           (11.2)           (22.4)           (21.0)
Mortgage loan transaction gains (losses)................................            (1.3)             0.2              7.1
Venture capital partnership transaction losses..........................            (9.7)            --               --
Other invested asset transaction gains (losses).........................             9.4              2.1            211.6
                                                                           ---------------  ---------------  ---------------
NET TRANSACTION GAINS...................................................           110.8            142.9            231.6
                                                                           ---------------  ---------------  ---------------
NET REALIZED INVESTMENT LOSSES..........................................    $     (100.0)    $      (43.8)    $      136.7
                                                                           ---------------  ---------------  ---------------

Net realized investment losses..........................................    $     (100.0)    $      (43.8)    $      136.7
                                                                           ---------------  ---------------  ---------------
Applicable closed block policyholder
  dividend obligation (reduction).......................................            (5.9)           (40.3)           (15.4)
Applicable deferred policy acquisition costs (benefit)..................            (4.1)            25.1             10.5
Applicable deferred income tax benefit..................................           (36.3)            (0.5)            53.4
                                                                           ---------------  ---------------  ---------------
Offsets to realized investment losses...................................           (46.3)           (15.7)            48.5
                                                                           ---------------  ---------------  ---------------
NET REALIZED INVESTMENT LOSSES INCLUDED IN NET INCOME...................    $      (53.7)    $      (28.1)    $       88.2
                                                                           ===============  ===============  ===============

Included in realized impairment losses on debt and equity securities pledged as collateral above, are impairments relating to our direct investments in the consolidated collateralized obligation trusts of $5.9 million, $8.6 million and $26.5 million for 2003, 2002 and 2001, respectively.

In February 2004, we announced the execution of an agreement to sell our Enfield, Connecticut office facility which sale is expected to close in the second quarter of 2004. We have recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in the fourth quarter of 2003.

UNREALIZED INVESTMENT GAINS (LOSSES)

We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable deferred income taxes.

Sources of net unrealized investment gains (losses) for 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Debt securities.........................................................    $      (66.1)    $      404.1     $      200.3
Equity securities.......................................................           (27.7)            22.8            (23.8)
Debt and equity securities pledged as collateral........................           116.4             42.6            (44.6)
Other investments.......................................................             4.9             (1.1)             3.6
                                                                           ---------------  ---------------  ---------------
NET UNREALIZED INVESTMENT GAINS (LOSSES)................................    $       27.5     $      468.4     $      135.5
                                                                           ===============  ===============  ===============

Net unrealized investment gains (losses)................................    $       27.5     $      468.4     $      135.5
                                                                           ---------------  ---------------  ---------------
Applicable policyholder dividend obligation.............................           (45.5)           369.4            108.8
Applicable deferred policy acquisition costs............................           (12.4)            95.9            (28.5)
Applicable deferred income taxes (benefit)..............................            (5.4)           (13.8)            33.9
                                                                           ---------------  ---------------  ---------------
Offsets to net unrealized investment gains..............................           (63.3)           451.5            114.2
                                                                           ---------------  ---------------  ---------------
NET UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME (NOTE 10)......................    $       90.8     $       16.9     $       21.3
                                                                           ===============  ===============  ===============

CASH FLOWS

Investment purchases, sales, repayments and maturities for the years 2003, 2002 and 2001 follow:

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Debt security purchases.................................................    $   (5,385.4)    $   (4,725.5)    $   (3,531.3)
Equity security purchases...............................................          (125.4)           (58.3)           (72.8)
Venture capital partnership investments.................................           (41.6)           (43.0)           (47.0)
Affiliate equity and debt security purchases............................            --              (28.0)           (46.8)
Other invested asset purchases..........................................           (27.2)           (73.0)           (57.4)
Policy loan advances, net...............................................           (31.9)           (23.7)           (67.0)
                                                                           ---------------  ---------------  ---------------
INVESTMENT PURCHASES....................................................    $   (5,611.5)    $   (4,951.5)    $   (3,822.3)
                                                                           ===============  ===============  ===============

Debt securities sales...................................................    $    2,124.7     $    1,805.1     $    1,219.5
Debt securities maturities and repayments...............................         1,792.0          1,305.6            824.7
Equity security sales...................................................           235.7            273.2            114.6
Mortgage loan maturities and principal repayments.......................           180.3             67.7             58.7
Venture capital partnership capital distributions.......................            54.2             28.5             30.7
Real estate and other invested assets sales.............................            30.3             69.9             36.8
                                                                           ---------------  ---------------  ---------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES.............................    $    4,417.2     $    3,550.0     $    2,285.0
                                                                           ===============  ===============  ===============

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2003 are summarized in the following table ($ amounts in millions). Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during 2003 or 2002.

                                                                                DEBT           MORTGAGE
                                                                             SECURITIES         LOANS            TOTAL
                                                                           ---------------  ---------------  ---------------

Due in one year or less.................................................    $      604.5     $       15.7     $      620.2
Due after one year through five years...................................         2,557.8            144.4          2,702.2
Due after five years through ten years..................................         3,104.1             89.1          3,193.2
Due after ten years.....................................................         6,390.7             34.9          6,425.6
                                                                           ---------------  ---------------  ---------------
TOTAL...................................................................    $   12,657.1     $      284.1     $   12,941.2
                                                                           ===============  ===============  ===============


4. GOODWILL AND OTHER INTANGIBLE ASSETS

At the beginning of 2002, we adopted the new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity-method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives, but we continue recording amortization expense for those intangible assets with definite estimated lives. For goodwill and indefinite-lived intangible assets, we perform impairment tests at the reporting-unit level at least annually. For purposes of the impairment test, the fair value of the reporting units is based on the sum of: a multiple of revenue, plus the fair value of the units tangible net fixed assets. Prior to 2002, we amortized goodwill principally over forty years and investment management contracts and employment contracts over five to sixteen years and three to seven years, respectively. All amortization expense has been and continues to be calculated on a straight-line basis.

Upon adoption of the new accounting standard, we recorded a cumulative effect charge of $10.4 to reduce the carrying value of goodwill and other intangible assets with indefinite lives to fair value related to an international equity investment.

The gross and net carrying amounts of goodwill and other intangible assets at year-end 2003 and 2002 follow:

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                             GROSS              NET             GROSS             NET
                                                         ---------------   ---------------  ---------------  ---------------

Goodwill...............................................   $        5.8      $        4.5     $        3.8     $        2.5
Other..................................................            3.2               0.6              3.2              0.6
                                                         ---------------   ---------------  ---------------  ---------------
GOODWILL AND OTHER INTANGIBLE ASSETS...................   $        9.0      $        5.1     $        7.0     $        3.1
                                                         ===============   ===============  ===============  ===============

During 2003, in a series of transactions with PFG Holdings, Inc. (PFG), PM Holdings converted $5.5 million of convertible debentures with PFG and acquired additional common stock of PFG for $5.5 million. These transactions increased PM Holdings' ownership in PFG from 67% to 71% and generated additional goodwill of $2.0 million.

No amortization of intangible assets is expected over the next five years.


5. FINANCING ACTIVITIES

INDEBTEDNESS

We have recorded indebtedness at unpaid principal balances of each instrument. For purposes of fair value disclosures, we have determined the fair value of indebtedness based on contractual cash flows discounted at market rates.

Our surplus notes are an obligation of Phoenix Life and are due December 1, 2006. Interest payments are at an annual rate of 6.95%, require the prior approval of the Superintendent of Insurance of the State of New York (Superintendent) and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The notes have no early redemption provisions. New York insurance law provides that the notes are not part of the legal liabilities of Phoenix Life. The carrying value was $175.0 million for 2002 and 2001. The fair value was $188.8 million and $182.5 million at 2003 and 2002, respectively.

On December 22, 2003, The Phoenix Companies closed on a new $150.0 million unfunded, unsecured senior revolving credit facility to replace a $100 million credit facility, which expired on that date. This new facility consists of two tranches: a $112.5 million, 364-day revolving credit facility and a $37.5 million, three-year revolving credit facility. Under the 364-day facility, The Phoenix Companies have the ability to extend the maturity date of any outstanding borrowings for one year from the termination date. Potential borrowers on the new credit line are The Phoenix Companies, Phoenix Life and Phoenix Investment Partners. Financial covenants require, for The Phoenix Companies, the maintenance at all times of: consolidated stockholder's equity of $1,775.0 million, stepping up by 50% of quarterly positive net income and 100% of equity issuances; a maximum consolidated debt-to-capital ratio of 30%; a minimum consolidated fixed charge coverage ratio (as defined in the credit agreement) of 1.25:1; and, for Phoenix Life, a minimum risk-based capital ratio of 250% and a minimum A.M. Best Financial Strength Rating of A-. The Phoenix Companies and Phoenix Life were in compliance with all credit facility covenants at December 31, 2003. There were no borrowings on any of the credit lines in 2003.

As of December 31, 2003, we had $9.0 million of standby letters of credit primarily to cover any potential losses on certain reinsurance.

Interest expense on our indebtedness for the years 2003, 2002 and 2001 follows:

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Surplus notes...........................................................    $       12.2     $       12.2     $       12.2
Bank credit facility and other indebtedness.............................            --               --                7.8
                                                                           ---------------  ---------------  ---------------
TOTAL INTEREST EXPENSE..................................................    $       12.2     $       12.2     $       20.0
                                                                           ===============  ===============  ===============

INTEREST EXPENSE PAID...................................................    $       12.2     $       12.2     $       23.7
                                                                           ===============  ===============  ===============


6. SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

Separate account assets and liabilities related to policyholder funds are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered.


7. INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may hold interests in those entities. Our asset management affiliate serves as the investment advisor to nine collateralized obligation trusts that were organized to take advantage of bond market arbitrage opportunities, including the three in the table below. The nine collateralized obligation trusts are investment trusts with aggregate assets of $3.3 billion that are primarily invested in a variety of fixed income securities acquired from third parties. The collateralized obligation trusts, in turn, issued tranched collateralized obligations and residual equity securities to third parties as well as to our general account. Our asset management affiliates earned advisory fees of $10.3 million, $7.9 million and $7.6 million in 2003, 2002 and 2001, respectively. The collateralized obligation trusts reside in bankruptcy remote, special purpose entities (SPEs), in which we neither provide recourse nor guarantees. Accordingly, our financial exposure to these collateralized obligation trusts stems from our general account's direct investment in certain debt or equity securities issued by these collateralized obligation trusts. Our maximum exposure to loss with respect to our direct investment in the nine collateralized obligation trusts is $91.6 million at December 31, 2003, $54.1 million of which relate to investment grade debt securities and loss of management fees.

In January 2003, a new accounting standard was issued, FIN 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46) that interprets the existing standards on consolidation. FIN 46 was subsequently reissued as FIN 46-R in December 2003, with FIN 46-R providing additional interpretation as to existing standards on consolidation. FIN 46-R clarifies the application of standards of consolidation to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties (variable interest entities). Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests. As required under the original standard, on February 1, 2003, we adopted the new standard for variable interest entities created after January 31, 2003 and for variable interest entities in which we obtain an interest after January 31, 2003. In addition, as required by the revised standard, on December 31, 2003 we have adopted FIN 46-R for SPEs in which we hold a variable interest that we acquired prior to February 1, 2003. We continue to consolidate three collateralized obligation trusts as of December 31, 2003 and 2002. Our direct investment in the three consolidated collateralized obligation trusts is $27.8 million, $20.0 million of which is an investment grade debt security as of December 31, 2003. Our asset management affiliate recognized investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest of $2.9 million, $2.6 million and $2.5 million in 2003, 2002 and 2001, respectively, related to these three consolidated collateralized obligation trusts.

Six variable interest entities not consolidated by us under FIN 46-R represent collateralized obligation trusts with approximately $2.1 billion of investment assets pledged as collateral. Our general account's direct investment in these unconsolidated variable interest entities is $63.8 million, $34.1 million of which are investment grade debt securities at December 31, 2003. Our asset management affiliate recognized investment advisory fee revenues related to the six unconsolidated variable interest entities of $7.4 million, $5.3 million and $5.1 million in 2003, 2002 and 2001, respectively.

Variable interest entities consolidated as of December 31, 2003 and 2002 follow ($ amounts in millions):

                                                                                                 2003             2002
                                                                                            ---------------  ---------------
ASSETS PLEDGED AS COLLATERAL, AT FAIR VALUE
Phoenix CDO I.............................................................................   $      148.8     $      150.4
Phoenix CDO II............................................................................          332.6            377.2
Phoenix-Mistic 2002-1 CDO.................................................................          963.4            899.3
                                                                                            ---------------  ---------------
TOTAL.....................................................................................   $    1,444.8     $    1,426.9
                                                                                            ===============  ===============

NON-RECOURSE COLLATERALIZED OBLIGATIONS
Phoenix CDO I (March 2011 maturity).......................................................   $      183.2     $      214.6
Phoenix CDO II (December 2012 mandatorily redeemable).....................................          375.6            438.9
Phoenix-Mistic 2002-1 CDO (September 2014 maturity).......................................          913.2            956.0
                                                                                            ---------------  ---------------
TOTAL.....................................................................................   $    1,472.0     $    1,609.5
                                                                                            ===============  ===============

Assets pledged as collateral are comprised of available-for-sale debt and equity securities at fair value of $1,350.0 million and $1,358.7 million at December 31, 2003 and 2002, respectively. In addition, cash and accrued investment income of $94.8 million and $68.2 million are included in these amounts at December 31, 2003 and 2002, respectively.

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $1,344.2 million and $1,443.8 million at December 31, 2003 and 2002, respectively, and non-recourse derivative cash flow hedge liabilities of $127.8 million (notional amount of $1,211.3 million with maturities of 2005-2013) and $165.7 million at December 31, 2003 and 2002, respectively. Minority interest liabilities related to third-party equity investments in the consolidated variable interest entities is $22.3 million and $17.3 million at December 31, 2003 and 2002, respectively.

Collateralized obligations for which Phoenix Investment Partners is the sponsor and actively manages the assets, where we are deemed to be a primary beneficiary as a result of our variable interests, and where there is not a substantive amount of outside third-party equity investment in the trust, are consolidated in our financial statements. Our financial exposure is limited to our share of equity and bond investments in these vehicles held in our general account as available-for-sale debt and equity securities, as applicable, and there are no financial guarantees from, or recourse to, us for these collateralized obligation trusts.

Debt and equity securities pledged as collateral are recorded at fair value with any applicable unrealized investment gains or losses reflected as a component of accumulated other comprehensive income, net of applicable minority interest. We recognize realized investment losses on debt and equity securities in these collateralized obligations when declines in fair values, in our judgment, are considered to be other-than-temporarily impaired. Non-recourse obligations issued by the consolidated collateralized obligation trusts are recorded at unpaid principal balance. Non-recourse derivative cash flow hedges are carried on our consolidated balance sheet at fair value with an offsetting amount recorded in accumulated other comprehensive income.

In 2003, we revised our method of consolidation of the collateralized obligation trusts for 2003, 2002 and 2001. Under the new method, the applicable assets, liabilities, revenues, expenses and minority interest are presented on a disaggregated basis, and the non-recourse collateralized obligations are recorded at unpaid principal balance. Prior to our revision of previously reported 2003, 2002 and 2001 amounts, investments pledged as collateral were recorded at fair value with asset valuation changes directly offset by changes in the corresponding liabilities in a manner similar to separate accounts.

The effect of our change in the method of consolidation for the three consolidated collateralized obligation trusts was to increase our net loss and to reduce stockholder's equity for the years 2003, 2002 and 2001 as follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Increase in net loss....................................................    $       (2.4)    $      (26.3)    $      (12.5)
                                                                           ===============  ===============  ===============
Reduction to stockholder's equity.......................................    $      (77.3)    $     (204.9)    $      (87.9)
                                                                           ===============  ===============  ===============

The above non-cash charges to earnings and stockholder's equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts, that will ultimately be borne by third-party investors in the non-recourse collateralized obligations. Accordingly, these losses and any future gains or losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations.

GAAP requires us to consolidate all the assets and liabilities of these collateralized obligation trusts which results in the recognition of realized and unrealized losses even though we have no legal obligation to fund such losses in the settlement of the collateralized obligations. The Financial Accounting Standards Board (FASB) continues to evaluate, through the issuance of FASB staff positions, the various technical implementation issues related to consolidation accounting. We will continue to assess the impact of any new implementation guidance issued by the FASB as well as evolving interpretations among accounting professionals. Additional guidance and interpretations may affect our application of consolidation accounting in future periods.

Fair value and cost of the debt and equity securities pledged as collateral as of December 31, 2003 and 2002 follows ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES PLEDGED AS COLLATERAL BY TYPE
Corporate..............................................   $    1,006.7      $      909.4     $      959.9     $      942.9
Mortgage-backed........................................          193.2             185.0            231.0            218.6
Other asset-backed.....................................          148.9             153.0            162.7            205.7
                                                         ---------------   ---------------  ---------------  ---------------
Subtotal...............................................        1,348.8           1,247.4          1,353.6          1,367.2
EQUITY SECURITIES PLEDGED AS COLLATERAL................            1.2               0.7              5.1              6.0
                                                         ---------------   ---------------  ---------------  ---------------
TOTAL DEBT AND EQUITY SECURITIES
  PLEDGED AS COLLATERAL................................   $    1,350.0      $    1,248.1     $    1,358.7     $    1,373.2
                                                         ===============   ===============  ===============  ===============

Gross and net unrealized gains and losses from debt and equity securities pledged as collateral as of December 31, 2003 and
2002 follow ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                             Gains             Losses           Gains            Losses
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES PLEDGED AS COLLATERAL BY TYPE
Corporate..............................................   $      104.1      $       (6.8)    $      49.2      $      (32.2)
Mortgage-backed........................................           21.8             (13.6)           25.9             (13.5)
Other asset-backed.....................................            3.8              (7.9)            3.4             (46.4)
                                                         ---------------   ---------------  --------------   ---------------
Subtotal...............................................          129.7             (28.3)           78.5             (92.1)
EQUITY SECURITIES PLEDGED AS COLLATERAL................            0.7              (0.2)            0.1             (93.1
                                                         ---------------   ---------------  --------------   ---------------
TOTAL..................................................   $      130.4      $      (28.5)    $      78.6      $      (55.0)
                                                         ===============   ===============  ==============   ===============
NET UNREALIZED GAINS...................................   $      101.9                       $     (14.5)
                                                         ===============                    ==============

The aging of temporarily impaired debt and equity securities pledged as collateral as of December 31, 2003 follows ($ amounts in millions):

                                               LESS THAN 12 MONTHS       GREATER THAN 12 MONTHS              TOTAL
                                            --------------------------- -------------------------- --------------------------
                                                FAIR       UNREALIZED       FAIR      UNREALIZED       FAIR      UNREALIZED
                                                VALUE        LOSSES        VALUE        LOSSES        VALUE        LOSSES
                                            ------------- ------------- ------------- ------------ ------------ -------------
DEBT SECURITIES PLEDGED AS COLLATERAL
  BY TYPE
Corporate.................................   $     20.0    $     (0.9)   $     48.1    $    (5.9)   $    68.1    $     (6.8)
Mortgage-backed...........................          6.2          (2.0)         25.2        (11.6)        31.4         (13.6)
Other asset-backed........................          8.7          (0.3)         37.8         (7.6)        46.5          (7.9)
                                            ------------- ------------- ------------- ------------ ------------ -------------
DEBT SECURITIES...........................   $     34.9    $     (3.2)   $    111.1    $   (25.1)   $   146.0    $    (28.3)
EQUITY SECURITIES PLEDGED AS COLLATERAL...          0.2          --            --           (0.2)         0.2          (0.2)
                                            ------------- ------------- ------------- ------------ ------------ -------------
TOTAL TEMPORARILY IMPAIRED SECURITIES
  PLEDGED AS COLLATERAL...................   $     35.1    $     (3.2)   $    111.1    $   (25.3)   $   146.2    $    (28.5)
                                            ============= ============= ============= ============ ============ =============

Gross unrealized losses related to debt securities pledged as collateral whose fair value is less than the security's amortized cost totals $25.3 million at December 31, 2003. Debt securities with a fair value less than 80% of the security's amortized totaled $17.9 million at December 31, 2003. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2003.

The maturity of the debt securities pledged as collateral as of December 31, 2003 follows ($ amounts in millions):

                                                                     2003
                                                                     COST
                                                                ---------------
DEBT SECURITIES
Due in one year or less.......................................   $       13.1
Due after one year through five years.........................          198.0
Due after five years through ten years........................          827.2
Due after ten years...........................................          209.1
                                                                ---------------
TOTAL DEBT SECURITIES.........................................   $    1,247.4
                                                                ===============

FIN 46-R requires our application of its provisions to non-SPE variable interest entities for periods ending after March 15, 2004. We are currently evaluating non-SPE entities in which we may have a variable interest for the applicability of FIN 46-R and, accordingly, have not determined the additional impact, if any, FIN 46-R may have on our financial position or results of operations.


8. INCOME TAXES

We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return.

The allocation of income taxes to elements of comprehensive income (loss) and between current and deferred for the years 2003, 2002 and 2001 follows:

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------
Continuing operations...................................................             3.7            (15.4)           (15.3)
Discontinued operations.................................................            --               --               (0.1)
Cumulative effect of accounting changes.................................            --               --              (35.2)
                                                                           ---------------  ---------------  ---------------
NET INCOME (LOSS).......................................................             3.7            (15.4)    $      (50.6)
Other comprehensive income..............................................            (2.4)            (6.1)            31.2
                                                                           ---------------  ---------------  ---------------
COMPREHENSIVE INCOME (LOSS).............................................    $        1.3     $      (21.5)    $      (19.4)
                                                                           ===============  ===============  ===============

Current.................................................................    $        1.5     $       (6.6)    $       12.9
Deferred................................................................            (0.2)           (14.9)           (32.3)
                                                                           ---------------  ---------------  ---------------
INCOME TAXES (BENEFIT) APPLICABLE TO COMPREHENSIVE INCOME...............    $        1.3     $      (21.5)    $      (19.4)
                                                                           ===============  ===============  ===============

INCOME TAXES PAID (RECOVERED)...........................................    $        1.3     $       (2.2)    $      (47.0)
                                                                           ===============  ===============  ===============

For the years 2003, 2002 and 2001, the effective federal income tax rates applicable to income from continuing operations differ from the 35.0% statutory tax rate. Items giving rise to the differences and the effects are as follow:

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Income taxes (benefit) at statutory rate................................    $       13.7     $       (9.0)    $       15.2
Tax advantaged investment income........................................            (6.9)           (12.6)            (7.2)
Tax interest recoveries.................................................            (1.1)            --               --
Realized losses on available-for-sale securities pledged as collateral..             0.9              9.2              4.4
Other, net..............................................................            (2.9)            (3.0)            (6.7)
Differential earnings (mutual life insurance company equity tax)........            --               --              (21.0)
                                                                           ---------------  ---------------  ---------------
INCOME TAXES (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS..............    $        3.7     $      (15.4)    $      (15.3)
                                                                           ===============  ===============  ===============

Deferred income tax assets (liabilities) attributable to temporary differences at year-end 2003 and 2002 follow:

                                                                                                 2003             2002
                                                                                            ---------------  ---------------

Deferred income tax assets:
Future policyholder benefits..............................................................   $      215.2     $      190.3
Unearned premiums / deferred revenues.....................................................          125.1            129.3
Policyholder dividend obligation..........................................................          111.8            113.3
Employee benefits.........................................................................           74.0             83.5
Intangible assets.........................................................................            2.7              2.6
Investments...............................................................................          109.1             93.3
Net operating loss carryover benefits.....................................................           58.7             60.5
Low income housing tax credit carryover benefits..........................................           12.3              4.1
Foreign tax credits carryover benefits....................................................            0.1              0.1
Valuation allowance.......................................................................          (21.1)           (25.8)
Other.....................................................................................            1.0             23.9
                                                                                            ---------------  ---------------
GROSS DEFERRED INCOME TAX ASSETS..........................................................          688.9            675.1
                                                                                            ---------------  ---------------
Deferred tax liabilities:
Deferred policy acquisition costs.........................................................         (316.1)          (282.1)
Investments...............................................................................         (259.3)          (348.6)
Other.....................................................................................          (83.3)           (14.4)
                                                                                            ---------------  ---------------
GROSS DEFERRED INCOME TAX LIABILITIES.....................................................         (658.7)          (645.1)
                                                                                            ---------------  ---------------
DEFERRED INCOME TAX ASSETS................................................................   $       30.2     $       30.0
                                                                                            ===============  ===============

We have elected to file a consolidated federal income tax return for 2003 and prior years with The Phoenix Companies. Within the consolidated tax return, we are required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

As of December 31, 2003, we had deferred tax assets related to net operating losses of $37.6 million for federal income tax purposes and $21.1 million for state income tax purposes. The deferred tax assets related to the federal net operating losses are scheduled to expire as follows: $7.7 million in 2015, $5.4 million in 2016, $19.8 million in 2017, $1.1 million in 2018 and $3.6 million in 2023. The deferred tax assets related to the state net operating losses relate to the non-life subgroup and are scheduled to expire as follows: $11.2 million in 2020 and $9.9 million in 2021. Due to the inability to combine the life insurance and non-life insurance subgroups for state income tax purposes, a $21.1 million and a $25.8 million valuation allowance has been established at the end of 2003 and 2002, respectively, relative to the state net operating loss carryforwards.

As of December 31, 2003, the deferred income tax assets of $12.3 million related to low income housing tax credits are expected to expire as follows: $4.1 million in 2021, $4.1 million in 2022 and $4.1 million in 2023.

As of December 31, 2003, we had foreign tax credit carryover totaling $0.1 million, which is scheduled to expire in 2006. We expect to realize the benefits of the foreign tax credits, therefore, no valuation allowance has been recorded against this tax benefit.

We have determined, based on our earnings and future income, that it is more likely than not that the deferred income tax assets after valuation allowance already recorded as of December 31, 2003 and 2002 will be realized. In determining the adequacy of future income, we have considered projected future income, reversal of existing temporary differences and available tax planning strategies that could be implemented, if necessary.

Our federal income tax returns are routinely audited by the Internal Revenue Service, or the IRS, and estimated provisions are routinely provided in the financial statements in anticipation of the results of these audits. The IRS has examined our consolidated group's federal income tax returns through 1997. The IRS is currently examining our federal income tax returns for 1998 through 2001. While it is often difficult to predict the outcome of these audits, including the timing of any resolution of any particular tax matter, we believe that our reserves, as recorded in other liabilities on the balance sheet, have been adequately provided for all open tax years. Unfavorable resolution of any particular issue could result in additional use of cash to pay liabilities that would be deemed owed to the IRS. Additionally, any unfavorable or favorable resolution of any particular issue could result in an increase or decrease, respectively, to our effective income tax rate to the extent that our estimates differ from the ultimate resolution.


9. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

We have entered into agreements with certain key executives of Phoenix Life that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by the company for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements.

We recorded a non-recurring expense of $5.2 million ($3.2 million after income taxes) and $30.5 million ($20.1 million after income taxes) in 2003 and 2002, respectively, primarily in connection with organizational and employment-related costs.

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, Phoenix Life sponsored the aforementioned employee benefit plans. Effective June 25, 2001, Phoenix Life's parent, The Phoenix Companies, Inc., became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

We recognize pension and other post-retirement benefit costs and obligations over the employees' expected service periods by discounting an estimate of aggregate benefits. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize an expense for our contributions to employee and agent savings plans at the time employees and agents make contributions to the plans. We also recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Effective with the change in sponsorship of employee benefit plans to our parent, the liability for the excess of accrued pension cost of each plan over the amounts contributed to the plans was recorded as an employee benefit liability due to parent. In addition, the allocated expense for each period is recorded as a liability due to parent.

Prior to the aforementioned change in plan sponsorship to our parent in 2001, we also recognized an additional liability for any excess of the accumulated benefit obligation of each plan over the fair value of plan assets. The offset to this additional liability is first recognized as an intangible asset, which is limited to unrecognized prior service, including any unrecognized net transition obligation. Any additional offsets are then recognized as an adjustment to accumulated other comprehensive income. Effective with the June 25, 2001 change in sponsorship of our pension plans to our parent, the additional liability for excess of accumulated benefit obligation over the plan assets became a direct liability of our parent. Accordingly we have accounted for this foregiveness of a liability by our parent as a capital contribution of $14.4 million as of January 1, 2002.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

The underlying principal rates and assumptions used for 2003, 2002 and 2001 follow:

                                                                                2003            2002             2001
                                                                           --------------- ---------------- ---------------
PRINCIPAL RATES AND ASSUMPTIONS
ASSUMPTIONS USED TO DETERMINE BENEFIT OBLIGATIONS
Projected benefit obligation discount rate..............................         6.0%            6.5%             7.0%
Future compensation increase rate.......................................         3.5%            3.5%             4.0%
Pension plan assets long-term rate of return............................         8.5%            8.5%             9.0%
Deferred investment gain/loss amortization corridor.....................         5.0%            5.0%             5.0%
Future health care cost increase rate, age 64 and younger...............         9.25%          10.0%             5.5%
Future health care cost increase rate, age 65 and older.................        11.25%          12.0%             5.5%

ASSUMPTIONS USED TO DETERMINE BENEFIT COSTS
Projected benefit obligation discount rate..............................         6.5%            7.0%             7.5%
Future compensation increase rate.......................................         3.5%            4.0%             4.5%
Pension plan assets long-term rate of return............................         8.5%            9.0%             8.0%
Deferred investment gain/loss amortization corridor.....................         5.0%            5.0%            10.0%
Future health care cost increase rate, age 64 and younger...............        10.0%            5.5%             7.5%
Future health care cost increase rate, age 65 and older.................        12.0%            5.5%             7.5%

The Phoenix Companies' changes in the plans' assets and projected benefit obligations for the years 2003 and 2002 follow:

                                                                          EMPLOYEE PLAN              SUPPLEMENTAL PLAN
                                                                    ---------------------------  --------------------------
                                                                        2003         2002            2003         2002
                                                                    ------------- -------------  ------------- ------------
PLANS' ASSETS
Plan assets' actual gain (loss)..................................    $     66.4    $   (43.2)     $     --      $    --
Employer contributions...........................................          --           --               5.1          4.2
Participant benefit payments.....................................         (25.2)       (24.2)           (5.1)        (4.2)
                                                                    ------------- -------------  ------------- ------------
Change in plan assets............................................          41.2        (67.4)           --           --
Plan assets, beginning of year...................................         327.7        395.1            --           --
                                                                    ------------- -------------  ------------- ------------
PLANS' ASSETS, END OF YEAR.......................................    $    368.9    $   327.7      $     --      $    --
                                                                    ============= =============  ============= ============

                                                                           EMPLOYEE PLAN              SUPPLEMENTAL PLAN
                                                                    ----------------------------  --------------------------
                                                                        2003          2002            2003          2002
                                                                    ------------- --------------  ------------- ------------

PLANS' PROJECTED BENEFIT OBLIGATION
Service and interest cost accrual................................    $    (37.1)   $   (36.5)      $    (8.4)    $  (12.0)
Actuarial gain (loss)............................................         (39.9)       (23.2)            7.6        (17.8)
Plan amendment gain (loss).......................................          --          (11.8)           --           19.1
Curtailment gain (loss)..........................................           1.3         --              (2.2)        (0.6)
Participant benefit payments.....................................          25.2         24.2             5.1          4.2
                                                                    ------------- --------------  ------------- ------------
Change in projected benefit obligation...........................         (50.5)       (47.3)            2.1         (7.1)
Projected benefit obligation, beginning of year..................        (410.1)      (362.8)         (126.9)      (119.8)
                                                                    ------------- --------------  ------------- ------------
PROJECTED BENEFIT OBLIGATION, END OF YEAR........................    $   (460.6)   $  (410.1)      $  (124.8)    $ (126.9)
                                                                    ============= ==============  ============= ============

The funded status of the plans at year-end 2003 and 2002 follows:

                                                                          EMPLOYEE PLAN              SUPPLEMENTAL PLAN
                                                                    ---------------------------  ---------------------------
                                                                        2003         2002            2003         2002
                                                                    ------------- -------------  ------------- -------------

Excess of accrued pension benefit cost
  over amount contributed to plan.................................   $    (38.3)   $   (25.7)     $    (82.0)   $   (73.6)
Excess of accumulated benefit obligation over plan assets.........        (27.4)       (25.3)          (30.9)       (37.9)
                                                                    ------------- -------------  ------------- -------------
Accrued benefit obligation in other liabilities...................        (65.7)       (51.0)         (112.9)      (111.5)
Intangible asset..................................................         11.0         14.2            --           --
Minimum pension liability adjustment in
  accumulated other comprehensive income..........................         16.4         11.1            30.9         37.9
                                                                    ------------- -------------  ------------- -------------
Funding status recognized in balance sheet........................        (38.3)       (25.7)          (82.0)       (73.6)
                                                                    ------------- -------------  ------------- -------------
Net unamortized loss..............................................        (44.8)       (47.4)          (47.6)       (54.4)
Unamortized prior service (cost) credit...........................        (11.0)       (14.2)            4.8          1.1
Net unamortized transition asset..................................          2.4          4.9            --           --
                                                                    ------------- -------------  ------------- -------------
Funding status unrecognized in balance sheet......................        (53.4)       (56.7)          (42.8)       (53.3)
                                                                    ------------- -------------  ------------- -------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR..   $    (91.7)   $   (82.4)     $   (124.8)   $  (126.9)
                                                                    ============= =============  ============= =============

The Phoenix Companies expects to contribute $107.8 million to the employee pension plan through 2008, including $7.2 million during 2004.

OTHER POST-EMPLOYMENT BENEFITS. The funded status of the other post-retirement plans at year-end 2003 and 2002 follows:

                                                                                                 2003             2002
                                                                                            ---------------  ---------------

Accrued benefit obligation included in other liabilities..................................   $     (100.5)    $    (106.4)
                                                                                            ---------------  ---------------
Net unamortized gain......................................................................            6.3            18.3
Unamortized prior service (costs) credits.................................................           15.5            13.9
                                                                                            ---------------  ---------------
Funding status unrecognized in balance sheet..............................................           21.8            32.2
                                                                                            ---------------  ---------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR..........................   $      (78.7)    $     (74.2)
                                                                                            ===============  ===============

The health care cost trend rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post-retirement benefit obligation by $0.8 million and the annual service and interest cost by $0.1 million. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated post-retirement benefit obligation by $0.8 million and the annual service and interest cost by $0.1 million.


10. OTHER COMPREHENSIVE INCOME

We record unrealized gains and losses on available-for-sale securities, minimum pension liability adjustments in excess of unrecognized prior service cost, foreign currency translation gains and losses and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. Minimum pension liability adjustments in excess of unrecognized prior service cost are adjusted or eliminated in subsequent periods to the extent that plan assets exceed accumulated benefits. Foreign currency translation gains and losses are recorded in accumulated other comprehensive income until the foreign entity is sold or liquidated or the functional currency of that entity is deemed to be highly inflationary. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately.

Sources of other comprehensive income for 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                    2002                        2001
                                                        2003                      RESTATED                    RESTATED
                                             ------------------------------------------------------------------------------------
                                                 GROSS          NET          GROSS          NET          GROSS          NET
                                             ------------- ------------- -------------- ------------- ------------- -------------

Unrealized gains (losses) on  investments..   $    138.9    $    163.2    $     609.1    $    108.3    $    152.5    $     34.2
Net realized investment losses on
  available-for-sale securities
  included in net income...................       (111.4)        (72.4)        (140.7)        (91.4)        (17.0)        (12.9)
                                             ------------- ------------- -------------- ------------- ------------- -------------
Net unrealized investment gains............         27.5          90.8          468.4          16.9         135.5          21.3
Minimum pension liability adjustment.......         --            --             --            --           (12.8)         (8.3)
Net unrealized foreign currency
  translation adjustment ..................         11.9           8.2            7.1           1.2          (2.6)         (1.7)
Net unrealized derivative instruments
  gains (losses)...........................         35.9          36.6         (128.0)       (129.9)        (23.1)        (25.8)
                                             ------------- ------------- -------------- ------------- ------------- -------------
Other comprehensive income (loss)..........         75.3    $    135.6          347.5    $   (111.8)         97.0    $    (14.5)
                                             ------------- ============= -------------- ============= ------------- =============
Applicable policyholder
  dividend obligation......................        (45.5)                       369.4                       108.8
Applicable deferred policy acquisition
  cost amortization........................        (12.4)                        95.9                       (28.5)
Applicable deferred income taxes (benefit)          (2.4)                        (6.0)                       31.2
                                             -------------                -------------               -------------
Offsets to other comprehensive income......        (60.3)                       459.3                       111.5
                                             -------------                -------------               -------------
OTHER COMPREHENSIVE INCOME (LOSS)..........   $    135.6                   $   (111.8)                 $    (14.5)
                                             =============                =============               =============

Components of accumulated other comprehensive income as of December 31, 2003 and 2002 follow ($ amounts in millions):
                                                                                                             2002
                                                                                    2003                    RESTATED
                                                                          -------------------------------------------------------
                                                                             GROSS         NET         GROSS         NET
                                                                          ------------- ------------- ------------- -------------

Unrealized gains on investments......................................      $    718.5    $    157.9    $    691.0    $     67.1
Unrealized foreign currency translation adjustment...................            10.3           3.8          (1.6)         (4.4)
Unrealized losses on derivative instruments..........................          (116.8)       (120.7)       (152.7)       (157.3)
                                                                          ------------- ------------- ------------- -------------
Accumulated other comprehensive income...............................           612.0    $     41.0         536.7    $    (94.6)
                                                                          ------------- ============= ------------- =============
Applicable policyholder dividend obligation..........................           432.7                       478.2
Applicable deferred policy acquisition costs.........................            94.1                       106.5
Applicable deferred income taxes.....................................            44.2                        46.6
                                                                          -------------               -------------
Offsets to accumulated other comprehensive income....................           571.0                       631.3
                                                                          -------------               -------------
ACCUMULATED OTHER COMPREHENSIVE INCOME...............................      $     41.0                  $    (94.6)
                                                                          =============               =============

11. DISCONTINUED OPERATIONS

On June 25, 2001 Phoenix Life sold Phoenix National Trust Company along with certain other subsidiaries to The Phoenix Companies. During the fourth quarter of 2003, The Phoenix Companies entered into a purchase and sale agreement to sell 100% of common stock held by them in Phoenix National Trust Company. This sale closed effective March 31, 2004. Phoenix National Trust Company's after tax loss through June 25, 2001, of $0.9 million, is included in discontinued operations for 2001.

During 1999, we discontinued the operations of three of our business segments which in prior years had been reflected as reportable business segments: reinsurance operations, group life and health operations and real estate management operations. We sold several operations, had a signed agreement to sell one of the operations and we implemented plans to withdraw from the remaining businesses.

Total reserves related to our discontinued reinsurance operations, including coverage available from our finite reinsurance and reserves for amounts recoverable from retrocessionaires, were $185.0 million and $155.0 million as of December 31, 2003 and 2002, respectively. Our total amounts recoverable from retrocessionaires related to paid losses were $165.0 million and $65.0 million as of December 31, 2003 and 2002, respectively. We did not recognize any gains or losses during the years 2003, 2002 and 2001. See Note 16 for additional information on the discontinued reinsurance business.

We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and on a net basis included them in other general account assets on our balance sheet.


12. DERIVATIVE INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

All derivative instruments are recognized on the balance sheet at fair value. Generally, each derivative is designated according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Except for the foreign currency swaps discussed below, all fair value hedges are accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded to the hedged item's balance sheet carrying amount. Changes in the fair value of foreign currency swaps used as hedges of the fair value of foreign currency denominated assets are reported in current period earnings with the change in value of the hedged asset attributable to the hedged risk.

Cash flow hedges are generally accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net investment income in the period incurred.

Our general account held the following positions in derivative instruments as of December 31, 2003 and 2002 at fair value ($ amounts in millions):

                                                                                  2003                         2002
                                                                      -----------------------------------------------------------
                                               NOTIONAL
                                                AMOUNT      MATURITY       ASSET       LIABILITY        ASSET       LIABILITY
                                             ------------------------ -------------- -------------- -------------- --------------
INTEREST RATE SWAPS
    Cash flow hedges.......................   $       30     2007      $       4.5    $      --      $       5.6    $      --
    Non-hedging derivative instruments.....          360     2007             25.1           21.7           30.7           26.5
Other......................................           90   2003-2008           0.4           --              0.8           --
                                             -------------            -------------- -------------- -------------- --------------
TOTAL GENERAL ACCOUNT
  DERIVATIVE INSTRUMENT POSITIONS..........   $      480               $      30.0    $      21.7    $      37.1    $      26.5
                                             =============            ============== ============== ============== ==============

Fair value hedges. We currently hold interest rate swaps that convert a portion of our fixed rate debt portfolio to variable rate debt. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness is recorded in current period earnings associated with these interest rate swaps.

During a portion of 2002 and all of 2001, we held foreign currency swaps that hedged the fair value of foreign currency denominated available-for-sale securities that backed U.S. dollar denominated liabilities. We recognized ineffectiveness of $0.5 million ($0.3 million after income taxes) and $1.2 million ($0.8 million after income taxes) for the years 2002 and 2001, respectively. There were no foreign currency swaps held during 2003.

Cash flow hedges. We currently hold interest rates swaps that effectively convert variable rate bond cash flows to fixed cash flows in order to better match the cash flows of associated liabilities. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness was recorded in earnings for 2003, 2002 and 2001. We do not expect to reclassify any amounts reported in accumulated other comprehensive income into earnings over the next twelve months with respect to these hedges.

We recognized an after-tax gain of $0.0 million, $1.8 million and $3.0 million for the years 2003, 2002 and 2001 in accumulated other comprehensive income related to changes in fair value of interest rate forward swaps designated as cash flow hedges of the forecasted purchase of assets. At December 31, 2003 we expect to reclassify into earnings over the next twelve months $1.0 million of the deferred after-tax gains on these derivative instruments. For the years 2003, 2002 and 2001, we reclassified after-tax gains of $0.6 million, $0.6 million and $0.3 million, respectively, into earnings related to these same derivatives.

Non-hedging derivative instruments. We also hold interest rate swaps that were initially entered into as hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities. Subsequently, offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased.

On January 1, 2001, we recorded a net-of-tax cumulative effect adjustment of $1.3 million (gain) in earnings to recognize at fair value all derivative instruments that are designated as fair-value hedging instruments. We recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. We also recorded a net-of-tax cumulative effect adjustment of $1.1 million (gain) in accumulated other comprehensive income to recognize, at fair value, all derivative instruments that are designated as cash-flow hedging instruments. For derivative instruments that were not designated as hedges, we also recorded a cumulative effect adjustment of $6.0 million in earnings, ($3.9 million after income taxes) in earnings to recognize these instruments at fair value.

We are exposed to credit risk in the event of non-performance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. The credit exposure of these instruments is the positive fair value at the reporting date, or $40.3 million as of December 31, 2003. We consider the likelihood of any material loss on these instruments to be remote.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts and estimated fair values of financial instruments as of December 31, 2003 and 2002 follow ($ amounts in millions):


                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                            CARRYING            FAIR           CARRYING           FAIR
                                                             VALUE             VALUE            VALUE            VALUE
                                                         ---------------   ---------------  ---------------  ---------------

Cash and cash equivalents..............................   $      382.7      $      382.7     $    1,027.8     $    1,027.8
Debt securities (Note 3)...............................       13,268.8          13,268.8         11,889.5         11,889.5
Equity securities (Note 3).............................          184.0             184.0            251.9            251.9
Mortgage loans (Note 3)................................          284.1             301.4            468.8            488.2
Debt and equity securities pledged as collateral
  (Note 7).............................................        1,350.0           1,350.0          1,358.7          1,358.7
Derivative financial instruments.......................           30.0              30.0             37.1             37.1
Policy loans (Note 3)..................................        2,227.8           2,356.4          2,195.9          2,367.9
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL ASSETS.......................................   $   17,727.4      $   17,873.3     $   17,229.7     $   17,421.1
                                                         ===============   ===============  ===============  ===============

Investment contracts (Note 2)..........................   $    3,642.7      $    3,680.8     $    3,395.7     $    3,481.9
Non-recourse collateralized obligations (Note 7).......        1,472.0           1,444.8          1,609.5          1,426.9
Indebtedness (Note 5)..................................          175.0             188.8            175.0            182.5
Derivative financial instruments.......................           21.7              21.7             26.5             26.5
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL LIABILITIES..................................   $    5,311.4      $    5,336.1     $    5,206.7     $    5,117.8
                                                         ===============   ===============  ===============  ===============


13. PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

Statutory financial data for Phoenix Life as of December 31, 2003, 2002 and 2001 and for the years 2003, 2002 and 2001 are as follows ($ amounts in millions):

                                                                                2003             2002              2001
                                                                           ---------------  ---------------   ---------------

Statutory capital, surplus, surplus notes and asset valuation reserve...    $      961.5     $    1,008.0      $    1,371.3
Statutory gain from operations..........................................    $       69.7     $       44.5      $      119.9
Statutory net income (loss).............................................    $       21.5     $        7.5      $      (13.4)

New York Insurance Law requires that New York life insurers report their risk-based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York insurance law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2003 and 2002.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life's surplus to policyholders as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $44.5 million in 2003 and is able to pay $69.7 million in dividends in 2004 without prior approval from the New York Insurance Department. Any additional dividend payments, in excess of $69.7 million in 2004, would be subject to the discretion of the New York Superintendent of Insurance.


14. PREMISES AND EQUIPMENT

Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over 3 to 10 years. We amortize leasehold improvements over the terms of the related leases.

Premises and equipment are included in other general account assets in our balance sheet. Cost and carrying value as of December 31, 2003 and 2002 follows ($ amounts in millions):

                                                                             2003                          2002
                                                                 -----------------------------  -----------------------------
                                                                                  CARRYING                       CARRYING
                                                                     COST           VALUE           COST           VALUE
                                                                 -------------  --------------  -------------  --------------

Real estate....................................................   $    148.8     $     63.5      $    155.5     $     72.1
Equipment......................................................        154.8           31.8           134.7           26.0
                                                                 -------------  --------------  -------------  --------------
Premises and equipment cost and carrying value.................        303.6     $     95.3           290.2     $     98.1
                                                                                ==============                 ==============
Accumulated depreciation and amortization......................       (208.3)                        (192.1)
                                                                 -------------                  -------------
PREMISES AND EQUIPMENT.........................................   $     95.3                     $     98.1
                                                                 =============                  =============

In February 2004, we announced the execution of an agreement to sell our Enfield, Connecticut office facility, which sale is expected to close in the second quarter of 2004.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $11.4 million, $12.1 million and $13.4 million in 2003, 2002 and 2001, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $18.4 million as of December 31, 2003, payable as follows: 2004, $6.9 million; 2005, $4.9 million; 2006, $3.5 million; 2007, $2.4 million; 2008, $0.7 million; and $0.0 million thereafter.


15. RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; Phoenix Investment Partners, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

Phoenix Investment Partners, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g., general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $8.2 million for 2002 and $8.2 million for 2003. Amounts payable to the affiliated investment advisors were $565 and $604 thousand, as of December 31, 2002 and 2003, respectively. Variable product separate accounts fees, net of reimbursement were $5.3 million for 2002 and $2.6 million for 2003.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with Phoenix Investment Partners, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. The average blended interest rate was approximately 4% and 3% for the years ended December 31, 2002 and 2003, respectively. The loan agreement requires no principal repayment prior to maturity.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 Phoenix Investment Partners was no longer a subsidiary of Phoenix Life due to the transfer to The Phoenix Companies. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $43.5 million for 2002 and $38.3 million for 2003. Amounts payable to PEPCO were $3.3 million and $4.4 million, as of December 31, 2002 and 2003, respectively.

In 2001, Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than 5% of The Phoenix Companies' outstanding common stock. In 2003, we incurred approximately $25.8 million, as compensation for the sale of our insurance and annuity products, to entities which were either subsidiaries of State Farm or owned by State Farm employees.


16. CONTINGENT LIABILITIES

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts. We also purchased finite aggregate excess-of-loss reinsurance, or finite reinsurance, to further protect us from unfavorable results from this discontinued business.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are a net present value amount that is based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our finite reinsurance, the amounts we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

Our total reserves, including coverage available from our finite reinsurance and reserves for amounts recoverable from retrocessionaires, were $185.0 million and $155.0 million as of December 31, 2003 and 2002 respectively. Our total amounts recoverable from retrocessionaires related to paid losses were $165.0 million and $65.0 million as of December 31, 2003 and 2002, respectively. We did not recognize any gains or losses during the years 2003, 2002 and 2001.

We expect our reserves and reinsurance to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes. In addition, unfavorable claims experience is possible and could result in additional future losses. Given the uncertainty associated with litigation and other dispute resolution proceedings, as described below, our estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on our financial position.

Unicover Managers, Inc.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and two other facilities (Unicover facilities), which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool but terminated our participation in the pool effective March 1, 1999.

We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we were involved in several proceedings in which the pool members asserted that they could deny coverage to certain insurers that claimed that they purchased reinsurance coverage from the pool. Those matters were settled. Also, the pool members are currently involved in proceedings arising from business ceded to the London market. Those proceedings are in the preliminary stages.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. In October 2002, the arbitration panel issued its decision that the agreement by which we provided retrocessional reinsurance to the pool was valid only to the extent of business bound or renewed to that agreement on or before August 31, 1998. This decision had the effect of granting us a substantial discount on our potential liabilities, because most of the business was bound or renewed to the agreement after August 31, 1998. In a clarification dated January 4, 2003, the arbitration panel confirmed its decision. A significant portion of our remaining potential liabilities as a retrocessionaire of the pool may be recovered from our retrocessionaires.

In one of the Unicover facilities' settlements, the Reliance facility settlement of January 2000, we paid a settlement amount of $97.9 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $38.8 million of the amount we paid under the settlement. A significant portion of the remainder of the settlement payment may be recovered from certain of our other retrocessionaires.

In the other Unicover facilities' settlement, the Lincoln facility settlement of March 2000, we paid a settlement amount of $11.6 million and were released from all of our obligations as a retrocessionaire of the facility. A significant portion of the settlement payment may be recovered from certain of our retrocessionaires.

The likelihood of obtaining the additional recoveries from our retrocessionaires cannot be estimated with a reliable degree of certainty at this stage of our recovery efforts. This is due in part to the lack of sufficient claims information (which has resulted from disputes among ceding reinsurers leading to delayed processing, reporting blockages and standstill agreements among reinsurers) and in part to the matters discussed below under "Related Proceedings."

The amounts paid and the results achieved in the above settlements and arbitration decision are reflected in our consolidated financial statements. As the amounts previously reserved for these matters were sufficient, we established no additional reserves with respect to these settlements and arbitration decision.

Related Proceedings

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. Currently, we are involved in separate arbitration proceedings with three of our own retrocessionaires, which are seeking on various grounds to avoid paying any amounts to us or have reserved rights. Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our retrocessionaires successfully avoids its obligations.

With one of those retrocessionaires, we have three disputes. One concerns an agreement under which the retrocessionaire reinsures us for up to $45 thousand per loss in excess of a $5 thousand retention. In June 2003, the arbitration panel issued its decision, which upheld in all material respects the retrocessional obligations to us. The decision is the subject of a pending appeal only with respect to the Unicover business. The other two disputes will not have a material effect on our reinsurance recoverable balances. As of December 31, 2003, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $57.0 million, subject to further development.

The dispute with another retrocessionaire, which sought to avoid an excess-of-loss retrocession agreement, a surplus share retrocession agreement and a quota share retrocession agreement, was the subject of an arbitration in November, 2003. In December 2003, the arbitration panel issued its interim decision which is confidential. The financial implications of the interim decision are consistent with our current financial provisions. As of December 31, 2003, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $7.0 million, subject to further development.

The dispute with the third retrocessionaire is the subject of arbitration proceedings that we initiated in December 2003. The purpose of the arbitration proceedings is to confirm the validity and enforce the terms of the retrocessional contracts. We had previously entered into a standstill agreement with this retrocessionaire under which both parties had agreed not to commence any proceedings against the other without providing written notice within a specified period. The purpose of the agreement was to allow the parties to investigate the existence and extent of their contractual obligations to each other. As of December 31, 2003, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $86.0 million, subject to further development.

At this stage, we cannot predict the outcome of the above matters, nor can we estimate the amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). This applies with regard both to business related to Unicover and not related to Unicover.

Other Proceedings

Another set of disputes involves personal accident business that was reinsured in the mid-1990s in the London reinsurance market in which we participated. These disputes involve multiple layers of reinsurance and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in litigation or arbitration in attempts to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and we believe that similar discussions will follow for the remaining years. Although we are vigorously defending our contractual rights, we are actively involved in the attempt to reach negotiated business solutions. At this stage, we cannot predict the outcome, nor can we estimate the amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers).

================================================================================
                            THE PHOENIX EDGE(R)- SPVL
================================================================================
                                                                     [Version B]
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2004


                                  ------------

             SINGLE PREMIUM FIXED AND VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2004. You may obtain a copy of the prospectus without charge by contacting Phoenix Life Insurance Company ("Phoenix") at the address or telephone number below. Defined terms used in the current prospectus are incorporated in this SAI.


                                -----------------

                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----
Phoenix Life Insurance Company.....................................     2

The Separate Account...............................................     2

The Policy.........................................................     3

Servicing Agent....................................................     3

Underwriter........................................................     3

Distruptive Trading and Market Timing..............................     3

Performance History................................................     4

Additional Information about Charges...............................     7

Federal Income Tax Considerations..................................     8

Voting Rights......................................................     8

Safekeeping of the Separate Account's Assets.......................     8

Sales of Policies..................................................     8

State Regulation...................................................     9

Reports............................................................     9

Experts ...........................................................     9

Separate Account Financial Statements..............................  SA-1

Company Financial Statements.......................................   F-1


                                 --------------

IF YOU HAVE ANY QUESTIONS,   [LOGO OF LETTER]    PHOENIX VARIABLE PRODUCTS MAIL
    PLEASE CONTACT US AT:                          OPERATIONS ("VPMO")
                                                                    PO Box 8027
                                               Boston, Massachusetts 02266-8027

                          [LOGO OF TELEPHONE]       Variable and Universal Life
                                                        Administration ("VULA")

                                                           Tel. (800) 541-0171

PHOENIX LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly owned subsidiary of The Phoenix Companies, Inc., a newly formed, publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, Connecticut, 06115. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
Phoenix established the Separate Account as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

New York law requires all income, gains or losses of the Separate Account be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Phoenix. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the Policies are obligations of Phoenix.

The Separate Account is divided into subaccounts, each of which is available for allocation of policy value. We will determine whether marketing needs and investment conditions warrant the establishment of additional subaccounts, and the extent to which they would be made available to existing policy owners. Each subaccount will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective.

Phoenix does not guarantee the investment performance of the Separate Account or any of its subaccounts. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. You, as policy owner, bear the full investment risk for all monies invested in the Separate Account.


REINVESTMENT AND REDEMPTION
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or if in our judgment, further investment in shares of any of the portfolios becomes inappropriate, we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected subaccount to another subaccount without penalty.


DETERMINATION OF SUBACCOUNT VALUES

We establish the unit value of each subaccount of the Separate Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.


The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined as described below.

DETERMINATION OF UNIT VALUES
We establish the unit value of each subaccount on the first valuation date of that subaccount. The value of one unit was set at $1.0000 on the date that assets were first allocated to that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just-prior valuation date by the net investment factor for that subaccount for the then-current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. The unit value of each subaccount on a valuation date is determined at the end of that day.

NET INVESTMENT FACTOR
The net investment factor for any valuation period is equal to 1.000000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, excluding any transactions, of the subaccount for such valuation period is computed, (b) the result from (a) is then adjusted by the sum of the charges and credits for any applicable income taxes, and (c) the result from
(b) is divided by the aggregate unit values in the subaccount at the beginning of the valuation period.

THE POLICY
--------------------------------------------------------------------------------

The number of units credited to a subaccount of the Separate Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.


Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of Phoenix (and their spouses and children).

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
We will stop and void the policy if the insured person commits suicide within two years of the policy issue date. We will then return the policy value less any outstanding loans and refund any monthly deductions other than fees and charges.

INCONTESTABILITY

We may not contest this policy or any attached rider after it has been in force for two years provided the person insured is alive during that time.


MISSTATEMENTS
If you incorrectly state the age or gender of the insured person we will adjust the death benefit to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the correct personal information.

SURPLUS
Policies issued on or after June 25, 2001 are not eligible to share in Phoenix's profits or surplus earnings.


Owners of policies issued before June 25, 2001 may share in Phoenix's divisible surplus to the extent decided annually by the Phoenix Board of Directors. We do not expect that the Board will authorize such payments since you will be participating directly in the Separate Account's investment results.

SERVICING AGENT
--------------------------------------------------------------------------------
The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area, located at 10 Krey Boulevard, East Greenbush, NY 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2004 is 0.08% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:

=======================================================
YEAR ENDED DECEMBER 31,              FEE PAID
=======================================================
          2001                          N/A
-------------------------------------------------------
          2002                          N/A
-------------------------------------------------------
          2003                     $1.8 Million
=======================================================


UNDERWRITER
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation ("PEPCO") is the principal underwriter for the Contracts. Its principal business address is One American Row, Hartford, CT 06115. PEPCO is a directly wholly owned subsidiary of Phoenix Investment Partners, Inc. ("PXP"). PXP is an indirectly owned subsidiary of The Phoenix Companies, Inc. ("PNX"). Phoenix Life Insurance Company ("Phoenix") is a directly owned subsidiary of PNX. PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix.


PEPCO, an affiliate of Phoenix, offers these policies on a continuous basis. PEPCO is not compensated for any underwriting commissions. Phoenix directly bears all underwriting commission costs.


DISRUPTIVE TRADING AND MARKET TIMING
--------------------------------------------------------------------------------
The following disclosure is intended to supplement the disclosure in the Contract prospectus.

Frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other Contract owners. To protect our Contract owners and the underlying funds from Disruptive Trading, we have adopted certain market timing policies and procedures.

Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to: not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the Contract, we may (but are not obligated to):

> limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

> restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

> require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

> impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

>   impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a Contract owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other Contracts owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a weekly basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Currently we attempt to deter Disruptive Trading by monitoring a Contract owner's transfer activity. If a Contract owner's transfer request exceeds the transfer parameters, we send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the Contract owner's right to make Internet, phone and fax transfers. This would mean that thereafter the Contract owner could make transfers only through the U.S. mail or by other physical delivery of a written transfer request with an original signature of the Contract owner(s). We will notify Contract owners in writing (by mail to their address of record on file with us) if we revoke their Internet, phone or fax transfer privileges.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.

We have adopted these policies and procedures as a prophylactic measure to protect all Contract owners from the potential affects of Disruptive Trading, while also abiding by any rights that Contract owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other Contract owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). We cannot guarantee that revoking a Contract owner's Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
These rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value. (see "Charges and Deductions").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-d ay "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

Example Calculation:


The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2003:

Value of hypothetical pre-existing account with exactly one
   unit at the beginning of the period:.............................$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:.........................................$1.000137
Calculation:
   Ending account value.............................................$1.000137
   Less beginning account value.....................................$1.000000
   Net change in account value......................................$0.000137
Base period return:
   (adjusted change/beginning account value)........................$0.000137
Current annual yield = return x (365/7) =...............................0.71%
Effective annual yield = [(1 + return)365/7] - 1 =......................0.72%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.

Total Return: We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable policy charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than your original investment. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.


===================================================================================================================================
                                  AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2003
===================================================================================================================================
                         SERIES                        INCEPTION DATE      1 YEAR        5 YEARS       10 YEARS    SINCE INCEPTION
===================================================================================================================================
Phoenix-Aberdeen International Series                      5/1/1990        31.87%         -1.43%         0.67%           6.30%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                        10/29/2001        28.19%           N/A           N/A            9.47%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series          7/14/1997        26.23%         -2.24%          N/A            3.44%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series         10/29/2001        26.06%           N/A           N/A            0.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series        5/1/1995        38.27%         17.76%          N/A           15.21%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                   12/31/1982        26.49%         -7.88%         4.56%          12.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series            8/15/2000        46.42%           N/A           N/A          -12.06%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                       10/8/1982         0.68%          3.34%         4.15%           5.62%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series         12/31/1982        14.58%          8.47%         7.70%           9.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series        6/2/2003          N/A            N/A           N/A            2.96%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                     8/12/2002        19.09%           N/A           N/A           10.60%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series              8/12/2002        20.28%           N/A           N/A           15.08%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series         8/12/2002        29.81%           N/A           N/A           17.01%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                     8/12/2002        38.94%           N/A           N/A           24.83%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                      8/12/2002        28.78%           N/A           N/A           20.45%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series                 8/12/2002        17.76%           N/A           N/A           17.63%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series                8/12/2002        30.24%           N/A           N/A           20.33%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                  8/12/2002        24.47%           N/A           N/A           17.14%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                12/15/1999        20.83%           N/A           N/A          -11.26%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                       10/29/2001        22.56%           N/A           N/A            0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                 10/29/2001        24.85%           N/A           N/A            6.10%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                           12/15/1999        27.40%           N/A           N/A           -0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series               8/15/2000        48.85%           N/A           N/A          -24.15%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                  3/2/1998        27.46%         -0.18%          N/A            3.09%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series              9/17/1984        19.87%          3.86%         8.40%          11.06%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Value Equity Series                       3/2/1998        23.87%          5.45%          N/A            6.51%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series            11/20/2000        32.79%           N/A           N/A            3.23%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series             3/2/1998        40.97%         10.70%          N/A            6.87%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series         11/20/2000        43.86%           N/A           N/A           16.80%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                       3/2/1998        28.83%          1.49%          N/A            4.75%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                     1/29/1996        37.26%         -2.31%          N/A            6.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series     8/12/2002        53.38%           N/A           N/A           36.98%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                         5/5/1993        29.52%         -0.64%         7.93%           9.23%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                               5/5/1993        25.08%         -3.30%         8.49%           9.35%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 1/25/1995        34.72%          0.04%          N/A           15.75%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II          3/28/1994         2.37%          5.68%          N/A            6.15%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                         3/1/1994        22.21%          3.18%          N/A            6.23%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               11/3/1997        28.35%          3.36%          N/A            7.13%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        11/3/1997        29.66%         -5.66%          N/A           -0.51%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                      11/3/1997        32.78%         -1.42%          N/A            4.40%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                             11/8/1996        25.15%          8.73%          N/A            8.93%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                         5/11/1992        32.21%          1.71%         6.51%           8.51%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                          3/15/1994        32.13%          5.44%          N/A            8.61%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Juno Fund                             5/1/2003          N/A            N/A           N/A           -0.72%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                             5/7/1997        39.19%         -7.65%          N/A            0.98%
-----------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                 5/01/2002        29.90%           N/A           N/A            0.48%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                     8/22/1997        33.35%         -3.48%          N/A           -0.78%
-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                         10/1/1997        28.16%         -0.91%          N/A            3.67%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                     11/30/1999        47.77%           N/A           N/A          -21.85%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                2/1/1999        41.24%           N/A           N/A            9.89%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                             5/1/1995        48.86%         10.54%          N/A           15.00%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Select                                              2/1/1999        30.73%           N/A           N/A           14.40%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                              5/1/1995        43.22%          8.80%          N/A           16.15%
===================================================================================================================================

We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:


    The Dow Jones Industrial AverageSM (DJIA)
    First Boston High Yield Index
    Salomon Brothers Corporate Index
    Salomon Brothers Government Bond Index
    Standard & Poor's 500 Index(R) (S&P 500)


Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

    Lipper Analytical Services
    Morningstar, Inc.
    Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

    Barron's
    Business Week
    Changing Times
    Consumer Reports
    Financial Planning
    Financial Services Weekly
    Forbes
    Fortune
    Investor's Business Daily
    Money
    The New York Times
    Personal Investor
    Registered Representative
    U.S. News and World Report
    The Wall Street Journal


The Dow Jones Industrial Average (DJIA) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA .


The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.


Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or us at the address and telephone number on the first page of the prospectus.


ADDITIONAL INFORMATION ABOUT CHARGES
--------------------------------------------------------------------------------
COST OF INSURANCE CHARGE
We deduct a charge to cover the cost of insurance coverage on each monthly calculation day. The maximum charge is based on the age, gender and risk classification of the person insured under the policy and the policy year in which the charge is deducted.

To determine the maximum monthly cost of insurance, we multiply the appropriate cost of insurance rate as shown in your policy, by the difference between your policy's death benefit and the policy value. Any change in the cost of insurance rates will apply to all persons of the same age, gender and risk class whose policies have been in force for the same length of time.

MORTALITY AND EXPENSE RISK CHARGE
We make a daily charge for the mortality and expense risks we assume. This charge is deducted from the value of each subaccount's assets attributable to the policies.

The mortality risk we assume is that the group of lives we insure under our policies may, on average, live for a shorter period of time than we estimated.

The expense risk we assume is that our cost of issuing and administering the policies may be more than we estimated. If all the money we collect from this charge is not required to cover the cost of death benefits and other expenses, it will be a gain to us. If the money we collect is not enough to cover our costs, we will still provide for death benefits and expenses.

We do not assess this charge against assets held in the Loan Account.

TAX CHARGES
States assess premium taxes at various rates, ranging from 0% to 3.5%. The deferred acquisition cost ("DAC" tax) is associated with our federal tax liability under Internal Revenue Code Section 848. We pay the cost up front and recoup the cost over the first ten policy years. We deduct this monthly as the monthly "Premium Tax Charge."


ADMINISTRATIVE CHARGES
These charges help us with the expenses we incur in administering the policy. This includes the cost of daily administration of services such as billing and collections, monthly processing, updating daily values and communicating with policyholders.

This charge is called the "Administrative Charge."

SURRENDER CHARGES
A deduction for surrender charges for this policy may be taken from proceeds of partial withdrawals from, or complete surrender of the policy. The amount of a surrender charge (if any) depends on whether your payment was held under the policy for a certain period of time. The surrender charge schedule is shown in the chart below.

Once each policy year, you may withdraw an amount equal to the greater of your penalty free earnings on the policy and 10% of the single premium without the imposition of a surrender charge. The deduction for surrender charges is expressed as a percentage of the single premium in excess of the free allowable amount, is as follows:

==============================================================
Percentage    9%   8%   7%   6%  5%   4%   3%   2%   1%   0%
==============================================================
Policy Year   1    2    3    4    5   6    7    8    9   10+
==============================================================

If the surrender charges we receive do not fully compensate us for distribution expenses, we may use profit from other sources, including the mortality and expense risk charge, to cover the shortfall.

OTHER CHARGES

LOAN INTEREST RATE CHARGED
This charge reimburses us for expenses we incur in administering your loan. This rate varies by policy year and may also vary depending on your state of residence.

CHARGES FOR FEDERAL INCOME TAXES

We currently do not charge the Separate Account for federal income taxes attributable to it. In the future, we may charge to cover these taxes or any other tax liability of the Separate Account.


FUND CHARGES
As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each fund series. The fund prospectuses contain detailed information about fund charges, and may be obtained without charge by contacting VULA at the telephone number given on page 1.

VOTING RIGHTS
--------------------------------------------------------------------------------
We will vote the funds' shares held by a subaccount at all regular and special shareholder meetings of the funds. Such voting will be according to your instructions to the extent required by law. However, we may elect to vote fund shares at our own discretion should the 1940 Act or any regulation thereunder be amended, or if its present interpretation should change allowing us to do so.

We will determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. Fractional shares will be recognized.

We will vote the shares for which we receive no timely instructions in the same proportion as the shares for which we do receive votes. When we receive instructions to abstain from voting on any item, we reduce the number of votes cast on that item accordingly.

You will receive proxy materials, reports and other materials related to the funds.

We may disregard voting instructions when required by state insurance regulatory authorities, if the instructions could cause a change in the sub-classification or investment objective of a portfolio or to approve or disapprove an investment advisory contract. We may also disregard voting instructions that would make changes to a portfolio's investment policies or investment advisor that violate state law or regulations. We may disregard voting instructions that would result in an adverse effect on our General Account or result in overly speculative or unsound investments contrary to state law. Should we ever disregard voting instructions, we will promptly report it to policy owners along with the reasons for doing so.


SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


SALES OF POLICIES
--------------------------------------------------------------------------------

Policies may be purchased from registered representatives of W.S. Griffith Securities, Inc. ("WSG"), a New York corporation incorporated on August 7, 1970. WSG is licensed to sell Phoenix Life insurance policies as well as annuity contracts and funds of companies affiliated with PHL Variable. WSG, an indirect wholly owned subsidiary of The Phoenix Companies, Inc. and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the NASD. PEPCO serves as national distributor of the policies pursuant to an underwriting agreement dated November 1, 2000. PEPCO, a Connecticut corporation incorporated on July 16, 1968, is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a wholly owned subsidiary of The Phoenix Companies, Inc. PEPCO is located at One American Row in Hartford, Connecticut 06115.

Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. PHL Variable will pay a maximum total sales commission of 50% of premiums. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Insurance Commissioner. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.


State regulation includes certain limitations on the investments which we may make, including investments for the Separate Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Separate Account.


REPORTS
--------------------------------------------------------------------------------
We will furnish policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

EXPERTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Variable Universal Life Account (The Phoenix Edge(R) - SPVL) at December 31, 2003, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, Connecticut, 06103, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Matthew A. Swendiman, Counsel, and Brian A. Giantonio, Vice President, Tax and ERISA Counsel, The Phoenix Companies, Inc., have provided opinions on certain matters relating to the federal securities and income tax laws, respectively, in connection with the contracts described in this prospectus.

--------------------------------------------------------------------------------
                                                              [Logo] PHOENIX
                                                           WEALTH MANAGEMENT (R)






                                  THE PHOENIX
                                  EDGE(R)-SPVL






--------------------------------------------------------------------------------
    V A R I A B L E   U N I V E R S A L   L I F E   A N N U A L   R E P O R T
--------------------------------------------------------------------------------

                     PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                     DECEMBER 31, 2003






--------------------------------------------------------------------------------
LO209AR (C)2004 THE PHOENIX COMPANIES, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003


                                                                                             PHOENIX-ALLIANCE/     PHOENIX-ALLIANCE/
                                                                              PHOENIX-AIM        BERNSTEIN            BERNSTEIN
                                                        PHOENIX-ABERDEEN        MID-CAP           ENHANCED             GROWTH +
                                                          INTERNATIONAL          EQUITY            INDEX                 VALUE
                                                           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       108,477    $       118,809    $       209,619     $        56,829
                                                        =================  =================  =================   =================
     Investment at market                                $       119,800    $       130,729    $       192,672     $        64,375
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            119,800            130,729            192,672              64,375
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       119,800    $       130,729    $       192,672     $        64,375
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   141,597            107,407            219,185              63,672
                                                        =================  =================  =================   =================
Unit value                                                    $ 0.846067    $      1.217146    $      0.879042     $      1.011028
                                                        =================  =================  =================   =================


                                                          PHOENIX-DUFF &
                                                           PHELPS REAL     PHOENIX-ENGEMANN    PHOENIX-ENGEMANN    PHOENIX-GOODWIN
                                                             ESTATE             CAPITAL        SMALL & MID-CAP          MONEY
                                                           SECURITIES           GROWTH             GROWTH               MARKET
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       240,991    $       382,170    $        32,931     $       595,415
                                                        =================  =================  =================   =================
     Investment at market                                $       302,454    $       356,257    $        39,524     $       595,415
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            302,454            356,257             39,524             595,415
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       302,454    $       356,257    $        39,524     $       595,415
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   178,154            625,643             42,449             558,516
                                                        =================  =================  =================   =================
Unit value                                               $      1.697704    $      0.569425    $      0.931100     $      1.066065
                                                        =================  =================  =================   =================


                                                         PHOENIX-GOODWIN                                             PHOENIX-KAYNE
                                                           MULTI-SECTOR      PHOENIX-JANUS      PHOENIX-KAYNE          SMALL-CAP
                                                              FIXED            FLEXIBLE            RISING               QUALITY
                                                              INCOME            INCOME            DIVIDENDS              VALUE
                                                            SUBACCOUNT        SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       345,953    $       244,130    $        28,910     $        47,037
                                                        =================  =================  =================   =================
     Investment at market                                $       367,172    $       249,769    $        31,928     $        52,233
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            367,172            249,769             31,928              52,233
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       367,172    $       249,769    $        31,928     $        52,233
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   271,581            203,477             27,766              42,995
                                                        =================  =================  =================   =================
Unit value                                               $      1.351981    $      1.227509    $      1.149845     $      1.214893
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
                                   (CONTINUED)

                                                          PHOENIX-LAZARD
                                                          INTERNATIONAL     PHOENIX-LAZARD     PHOENIX-LAZARD        PHOENIX-LORD
                                                              EQUITY           SMALL-CAP            U.S.                ABBETT
                                                              SELECT             VALUE           MULTI-CAP          BOND-DEBENTURE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        86,532    $        31,724    $        12,001     $        25,504
                                                        =================  =================  =================   =================
     Investment at market                                $       102,516    $        40,345    $        14,885     $        26,157
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            102,516             40,345             14,885              26,157
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       102,516    $        40,345    $        14,885     $        26,157
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    82,453             29,666             11,502              20,884
                                                        =================  =================  =================   =================
Unit value                                               $      1.243336    $      1.360017    $      1.294239     $      1.252500
                                                        =================  =================  =================   =================


                                                           PHOENIX-LORD                          PHOENIX-MFS
                                                             ABBETT           PHOENIX-LORD        INVESTORS          PHOENIX-MFS
                                                            LARGE-CAP        ABBETT MID-CAP         GROWTH            INVESTORS
                                                              VALUE              VALUE              STOCK               TRUST
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       132,149    $        51,657    $       442,132     $        69,137
                                                        =================  =================  =================   =================
     Investment at market                                $       153,258    $        59,050    $       351,878     $        82,901
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            153,258             59,050            351,878              82,901
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       153,258    $        59,050    $       351,878     $        82,901
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   118,576             47,425            573,290              81,918
                                                        =================  =================  =================   =================
Unit value                                               $      1.292493    $      1.245152    $      0.613788     $      1.011997
                                                        =================  =================  =================   =================


                                                                                                   PHOENIX-
                                                                                                   NORTHERN        PHOENIX-OAKHURST
                                                           PHOENIX-MFS      PHOENIX-NORTHERN      NASDAQ-100          GROWTH AND
                                                              VALUE              DOW 30            INDEX(R)            INCOME
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       152,074    $       215,189    $        73,458     $       268,295
                                                        =================  =================  =================   =================
     Investment at market                                $       174,647    $       225,768    $        75,704     $       279,065
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            174,647            225,768             75,704             279,065
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       174,647    $       225,768    $        75,704     $       279,065
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   153,567            225,579             86,481             267,634
                                                        =================  =================  =================   =================
Unit value                                               $      1.137260    $      1.000841    $      0.875391     $      1.042707
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
                                   (CONTINUED)

                                                                                               PHOENIX-SANFORD      PHOENIX-SANFORD
                                                         PHOENIX-OAKHURST   PHOENIX-OAKHURST      BERNSTEIN            BERNSTEIN
                                                            STRATEGIC            VALUE             GLOBAL               MID-CAP
                                                            ALLOCATION           EQUITY            VALUE                VALUE
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       445,131    $       407,465    $        31,829     $       452,027
                                                        =================  =================  =================   =================
     Investment at market                                $       462,649    $       363,247    $        38,575     $       558,255
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            462,649            363,247             38,575             558,255
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       462,649    $       363,247    $        38,575     $       558,255
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   429,082            441,053             35,206             320,642
                                                        =================  =================  =================   =================
Unit value                                               $      1.078229    $      0.823592    $      1.095761     $      1.741055
                                                        =================  =================  =================   =================


                                                         PHOENIX-SANFORD                                            PHOENIX-STATE
                                                            BERNSTEIN       PHOENIX-SENECA     PHOENIX-SENECA      STREET RESEARCH
                                                            SMALL-CAP           MID-CAP          STRATEGIC            SMALL-CAP
                                                              VALUE             GROWTH             THEME                GROWTH
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       246,050    $       150,901    $       119,655     $        31,184
                                                        =================  =================  =================   =================
     Investment at market                                $       292,057    $       113,183    $        97,255     $        35,160
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            292,057            113,183             97,255              35,160
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       292,057    $       113,183    $        97,255     $        35,160
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   208,453            168,932            154,645              22,732
                                                        =================  =================  =================   =================
Unit value                                               $      1.401075    $      0.669999    $      0.628888     $      1.546830
                                                        =================  =================  =================   =================


                                                                                                                   FEDERATED FUND
                                                             AIM V.I.           AIM V.I.       ALGER AMERICAN          FOR U.S.
                                                             CAPITAL            PREMIER          LEVERAGED           GOVERNMENT
                                                           APPRECIATION         EQUITY             ALLCAP           SECURITIES II
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        73,446    $        26,441    $       186,702     $       597,895
                                                        =================  =================  =================   =================
     Investment at market                                $        86,779    $        26,379    $       174,680     $       607,004
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             86,779             26,379            174,680             607,004
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        86,779    $        26,379    $       174,680     $       607,004
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    95,085             32,001            234,856             512,626
                                                        =================  =================  =================   =================
Unit value                                               $      0.912653    $      0.824319    $      0.743779     $      1.184108
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
                                   (CONTINUED)


                                                          FEDERATED HIGH
                                                           INCOME BOND
                                                             FUND II --
                                                              PRIMARY            VIP              VIP GROWTH
                                                              SHARES         CONTRAFUND(R)      OPPORTUNITIES         VIP GROWTH
                                                            SUBACCOUNT        SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       366,253    $       224,314    $        56,490     $       223,390
                                                        =================  =================  =================   =================
     Investment at market                                $       381,853    $       265,151    $        61,509     $       228,689
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            381,853            265,151             61,509             228,689
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       381,853    $       265,151    $        61,509     $       228,689
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   326,607            234,550             63,849             309,141
                                                        =================  =================  =================   =================
Unit value                                               $      1.169152    $      1.130461    $      0.963357     $      0.739755
                                                        =================  =================  =================   =================


                                                                               TEMPLETON
                                                                               DEVELOPING         TEMPLETON           TEMPLETON
                                                          MUTUAL SHARES         MARKETS            FOREIGN           GLOBAL ASSET
                                                            SECURITIES         SECURITIES         SECURITIES          ALLOCATION
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        93,562    $         4,882    $       144,403     $        10,454
                                                        =================  =================  =================   =================
     Investment at market                                $       103,930    $         7,211    $       152,056     $        10,368
                                                        -----------------  -----------------  -----------------   -----------------
          Total assets                                           103,930              7,211            152,056              10,368
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       103,930    $         7,211    $       152,056     $        10,368
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    92,736              5,048            159,917               9,097
                                                        =================  =================  =================   =================
Unit value                                               $      1.120718    $      1.428629    $      0.950837     $      1.139746
                                                        =================  =================  =================   =================


                                                            TEMPLETON       RYDEX VARIABLE     RYDEX VARIABLE       RYDEX VARIABLE
                                                              GROWTH              TRUST             TRUST            TRUST SECTOR
                                                            SECURITIES            JUNO              NOVA               ROTATION
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $        47,151    $         1,988    $         9,927     $        35,225
                                                        =================  =================  =================   =================
     Investment at market                                $        53,277    $         1,901    $        10,850     $        35,805
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                             53,277              1,901             10,850              35,805
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $        53,277    $         1,901    $        10,850     $        35,805
                                                        =================  =================  =================   =================
Accumulation units outstanding                                    50,233              1,795              8,863              30,833
                                                        =================  =================  =================   =================
Unit value                                               $      1.060593    $      1.059319    $      1.224107     $      1.161291
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
                                   (CONTINUED)

                                                            SCUDDER VIT       SCUDDER VIT
                                                          EAFE(R) EQUITY      EQUITY 500                            WANGER FOREIGN
                                                              INDEX             INDEX            TECHNOLOGY              FORTY
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
ASSETS
     Investment at cost                                  $       242,291    $        68,230    $       170,907     $       217,276
                                                        =================  =================  =================   =================
     Investment at market                                $       242,259    $        80,927    $       193,004     $       245,196
                                                        -----------------  -----------------  -----------------   -----------------
         Total assets                                            242,259             80,927            193,004             245,196
LIABILITIES
     Accrued expenses                                                  -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
NET ASSETS                                               $       242,259    $        80,927    $       193,004     $       245,196
                                                        =================  =================  =================   =================
Accumulation units outstanding                                   257,113             76,240            542,460             269,731
                                                        =================  =================  =================   =================
Unit value                                               $      0.942225    $      1.061470    $      0.355794     $      0.909040
                                                        =================  =================  =================   =================


                                                              WANGER                              WANGER U.S.
                                                          INTERNATIONAL          WANGER            SMALLER
                                                            SMALL CAP            TWENTY           COMPANIES
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------
ASSET
     Investment at cost                                  $       545,260    $       104,382    $       580,556
                                                        =================  =================  =================
     Investment at market                                $       661,154    $       125,802    $       700,737
                                                        -----------------  -----------------  -----------------
         Total assets                                            661,154            125,802            700,737
LIABILITIES
     Accrued expenses                                                  -                  -                  -
                                                        -----------------  -----------------  -----------------
NET ASSETS                                               $       661,154    $       125,802    $       700,737
                                                        =================  =================  =================
Accumulation units outstanding                                   662,440             95,555            500,011
                                                        =================  =================  =================
Unit value                                               $      0.998061    $      1.316541    $      1.401444
                                                        =================  =================  =================


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                              PHOENIX-ALLIANCE/    PHOENIX-ALLIANCE/
                                                                             PHOENIX-AIM          BERNSTEIN            BERNSTEIN
                                                        PHOENIX-ABERDEEN        MID-CAP           ENHANCED              GROWTH +
                                                         INTERNATIONAL          EQUITY             INDEX                 VALUE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         1,971    $             -    $         1,939     $           237
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (1)                 -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       1,972                  -              1,939                 237
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                   1,701                 14              2,126                  71
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                28,439             13,173             38,371              12,273
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     30,140             13,187             40,497              12,344
Net increase (decrease) in net assets resulting from
     operations                                          $        32,112    $        13,187    $        42,436     $        12,581
                                                        =================  =================  =================   =================


                                                          PHOENIX-DUFF &
                                                           PHELPS REAL     PHOENIX-ENGEMANN    PHOENIX-ENGEMANN     PHOENIX-GOODWIN
                                                              ESTATE             CAPITAL       SMALL & MID-CAP          MONEY
                                                            SECURITIES           GROWTH             GROWTH              MARKET
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         6,992    $           324    $             -     $         8,009
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (1)                (1)                 -                 (50)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       6,993                325                  -               8,059
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                   1,879             (3,217)             5,659                   -
Net realized gain distribution from Fund                           8,381                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                52,991             80,169             10,163                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     63,251             76,952             15,822                   -
Net increase (decrease) in net assets resulting from
     operations                                          $        70,244    $        77,277    $        15,822     $         8,059
                                                        =================  =================  =================   =================


                                                         PHOENIX-GOODWIN                                            PHOENIX-KAYNE
                                                           MULTI-SECTOR      PHOENIX-JANUS      PHOENIX-KAYNE         SMALL-CAP
                                                              FIXED            FLEXIBLE            RISING              QUALITY
                                                              INCOME            INCOME            DIVIDENDS             VALUE
                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT(1)         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $        23,094    $         7,864    $           161     $           307
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  1                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      23,094              7,863                161                 307
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     441                (55)                 2                  87
Net realized gain distribution from Fund                               -              4,991                199                  25
Net change in unrealized appreciation (depreciation)
     on investment                                                21,784                789              3,018               5,209
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     22,225              5,725              3,219               5,321
Net increase (decrease) in net assets resulting from
     operations                                          $        45,319    $        13,588    $         3,380     $         5,628
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                          PHOENIX-LAZARD
                                                          INTERNATIONAL     PHOENIX-LAZARD     PHOENIX-LAZARD        PHOENIX-LORD
                                                              EQUITY           SMALL-CAP            U.S.                ABBETT
                                                              SELECT             VALUE           MULTI-CAP          BOND-DEBENTURE
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT(2)
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $           537    $            30    $            55     $           884
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                         537                 30                 55                 884
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                       1                 14                 26                 579
Net realized gain distribution from Fund                              88                366                284                 215
Net change in unrealized appreciation (depreciation)
      on investment                                               15,993              8,572              2,988                 653
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     16,082              8,952              3,298               1,447
Net increase (decrease) in net assets resulting from
     operations                                          $        16,619    $         8,982    $         3,353     $         2,331
                                                        =================  =================  =================   =================


                                                           PHOENIX-LORD                          PHOENIX-MFS
                                                             ABBETT           PHOENIX-LORD        INVESTORS          PHOENIX-MFS
                                                            LARGE-CAP        ABBETT MID-CAP         GROWTH            INVESTORS
                                                              VALUE              VALUE              STOCK               TRUST
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $           594    $           205    $             -     $           422
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  -                 (1)                  -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                         594                205                  1                 422
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      64                  5                101                  45
Net realized gain distribution from Fund                             289                253                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                21,592              7,170             59,182              14,040
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     21,945              7,428             59,283              14,085
Net increase (decrease) in net assets resulting from
     operations                                          $        22,539    $         7,633    $        59,284     $        14,507
                                                        =================  =================  =================   =================


                                                                                               PHOENIX-NORTHERN    PHOENIX-OAKHURST
                                                           PHOENIX-MFS      PHOENIX-NORTHERN      NASDAQ-100          GROWTH AND
                                                              VALUE              DOW 30            INDEX(R)             INCOME
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         2,112    $         3,215    $             -     $         2,639
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  -                  -                   2
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       2,112              3,215                  -               2,637
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      87                428                508                 (39)
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                28,930             45,005             22,074              53,180
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     29,017             45,433             22,582              53,141
Net increase (decrease) in net assets resulting from
     operations                                          $        31,129    $        48,648    $        22,582     $        55,778
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                                                               PHOENIX-SANFORD     PHOENIX-SANFORD
                                                         PHOENIX-OAKHURST   PHOENIX-OAKHURST       BERNSTEIN          BERNSTEIN
                                                            STRATEGIC            VALUE              GLOBAL             MID-CAP
                                                            ALLOCATION           EQUITY             VALUE               VALUE
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         9,549    $         3,027    $           477     $           865
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                             (4)                 2                  1                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       9,553              3,025                476                 865
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     (62)            (5,680)                (4)              3,636
Net realized gain distribution from Fund                               -                  -                  -              16,880
Net change in unrealized appreciation (depreciation)
     on investment                                                54,730             70,340              6,901             130,681
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     54,668             64,660              6,897             151,197
Net increase (decrease) in net assets resulting from
     operations                                          $        64,221    $        67,685    $         7,373     $       152,062
                                                        =================  =================  =================   =================


                                                         PHOENIX-SANFORD                                             PHOENIX-STATE
                                                            BERNSTEIN        PHOENIX-SENECA     PHOENIX-SENECA      STREET RESEARCH
                                                            SMALL-CAP           MID-CAP            STRATEGIC          SMALL-CAP
                                                               VALUE             GROWTH             THEME               GROWTH
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $             -    $             -     $             -
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  2                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                           -                 (2)                 -                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                   1,630               (637)               233                 (12)
Net realized gain distribution from Fund                           3,801                  -                  -               1,877
Net change in unrealized appreciation (depreciation)
     on investment                                                58,425             24,755             26,447               3,986
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     63,856             24,118             26,680               5,851
Net increase (decrease) in net assets resulting from
     operations                                          $        63,856    $        24,116    $        26,680     $         5,851
                                                        =================  =================  =================   =================


                                                                                                                    FEDERATED FUND
                                                             AIM V.I.                          ALGER AMERICAN          FOR U.S.
                                                             CAPITAL        AIM V.I. PREMIER      LEVERAGED            GOVERNMENT
                                                           APPRECIATION          EQUITY            ALLCAP            SECURITIES II
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $             -    $            73    $             -     $        22,533
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  1                 (1)                 (4)
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                           -                 72                  1              22,537
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     237                  5                 20              (1,447)
Net realized gain distribution from Fund                               -                  -                  -               2,922
Net change in unrealized appreciation (depreciation)
      on investment                                               14,816              3,401             31,784             (11,223)
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     15,053              3,406             31,804              (9,748)
Net increase (decrease) in net assets resulting from
     operations                                          $        15,053    $         3,478    $        31,805     $        12,789
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                         FEDERATED HIGH
                                                           INCOME BOND
                                                            FUND II --
                                                             PRIMARY              VIP             VIP GROWTH             VIP
                                                             SHARES          CONTRAFUND(R)      OPPORTUNITIES           GROWTH
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $        11,698    $           461    $           161     $           202
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              3                 (2)                 -                   2
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                      11,695                463                161                 200
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                      27                 12                123                 220
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                25,487             44,591              8,977              45,309
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     25,514             44,603              9,100              45,529
Net increase (decrease) in net assets resulting from
     operations                                          $        37,209    $        45,066    $         9,261     $        45,729
                                                        =================  =================  =================   =================


                                                                              TEMPLETON
                                                                              DEVELOPING         TEMPLETON            TEMPLETON
                                                          MUTUAL SHARES         MARKETS           FOREIGN            GLOBAL ASSET
                                                            SECURITIES        SECURITIES         SECURITIES           ALLOCATION
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $           907    $            66    $         1,365     $           227
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  -                  1                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                         907                 66              1,364                 227
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                   1,397                 10                 27                  (2)
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                17,991              2,442             28,480               2,303
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     19,388              2,452             28,507               2,301
Net increase (decrease) in net assets resulting from
     operations                                          $        20,295    $         2,518    $        29,871     $         2,528
                                                        =================  =================  =================   =================


                                                           TEMPLETON        RYDEX VARIABLE     RYDEX VARIABLE       RYDEX VARIABLE
                                                             GROWTH             TRUST              TRUST             TRUST SECTOR
                                                           SECURITIES           JUNO               NOVA                ROTATION
                                                           SUBACCOUNT        SUBACCOUNT(3)      SUBACCOUNT(4)        SUBACCOUNT(4)
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $           369    $             -    $             -     $             -
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                         369                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                     900                  -                  1                (190)
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                 9,297                (87)               923                 580
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     10,197                (87)               924                 390
Net increase (decrease) in net assets resulting from
     operations                                          $        10,566    $           (87)   $           924     $           390
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                           SCUDDER VIT        SCUDDER VIT
                                                          EAFE(R) EQUITY       EQUITY 500                           WANGER FOREIGN
                                                              INDEX              INDEX           TECHNOLOGY             FORTY
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
Investment income
     Distributions                                       $         7,519    $           664    $             -     $           177
Expenses
     Mortality and expense fees                                        -                  -                  -                   -
     Indexing (gain) loss                                              -                 (5)                 -                   -
                                                        -----------------  -----------------  -----------------   -----------------
Net investment income (loss)                                       7,519                669                  -                 177
                                                        -----------------  -----------------  -----------------   -----------------
Net realized gain (loss) from share transactions                    (667)                91              2,047                 322
Net realized gain distribution from Fund                               -                  -                  -                   -
Net change in unrealized appreciation (depreciation)
     on investment                                                51,186             13,708             50,947              47,748
                                                        -----------------  -----------------  -----------------   -----------------
Net gain (loss) on investment                                     50,519             13,799             52,994              48,070
Net increase (decrease) in net assets resulting from
     operations                                          $        58,038    $        14,468    $        52,994     $        48,247
                                                        =================  =================  =================   =================


                                                             WANGER                              WANGER U.S.
                                                          INTERNATIONAL         WANGER            SMALLER
                                                            SMALL CAP           TWENTY           COMPANIES
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------
Investment income
     Distributions                                       $         1,204    $             -    $             -
Expenses
     Mortality and expense fees                                        -                  -                  -
     Indexing (gain) loss                                             (1)                 -                 (2)
                                                        -----------------  -----------------  -----------------
Net investment income (loss)                                       1,205                  -                  2
                                                        -----------------  -----------------  -----------------
Net realized gain (loss) from share transactions                   1,565              3,122              7,360
Net realized gain distribution from Fund                               -                  -                  -
Net change in unrealized appreciation (depreciation)             191,673             21,266            200,056
      on investment
                                                        -----------------  -----------------  -----------------
Net gain (loss) on investment                                    193,238             24,388            207,416
Net increase (decrease) in net assets resulting from
     operations                                          $       194,443    $        24,388    $       207,418
                                                        =================  =================  =================












Footnotes for Statements of Operations
For the period ended December 31, 2003

(1)  From inception February 26, 2003 to December 31, 2003.
(2)  From inception July 28, 2003 to December 31, 2003.
(3)  From inception October 20, 2003 to December 31, 2003.
(4)  From inception October 28, 2003 to December 31, 2003.


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003


                                                                                              PHOENIX-ALLIANCE/   PHOENIX-ALLIANCE/
                                                                             PHOENIX-AIM        BERNSTEIN             BERNSTEIN
                                                        PHOENIX-ABERDEEN        MID-CAP           ENHANCED             GROWTH +
                                                          INTERNATIONAL         EQUITY             INDEX                VALUE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         1,972    $             -    $         1,939     $           237
     Net realized gain (loss)                                      1,701                 14              2,126                  71
     Net change in unrealized appreciation (depreciation)
         on investments                                           28,439             13,173             38,371              12,273
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            32,112             13,187             42,436              12,581
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          2,400             42,053             13,688              13,413
     Participant transfers                                        12,990 +           60,212             (9,050)              1,242
     Participant withdrawals                                      (2,235)            (1,787)            (3,531)             (1,662)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            13,155            100,478              1,107              12,993
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        45,267            113,665             43,543              25,574
NET ASSETS
     Beginning of period                                          74,533             17,064            149,129              38,801
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       119,800    $       130,729    $       192,672     $        64,375
                                                        =================  =================  =================   =================


                                                         PHOENIX-DUFF &
                                                          PHELPS REAL     PHOENIX-ENGEMANN    PHOENIX-ENGEMANN     PHOENIX-GOODWIN
                                                            ESTATE             CAPITAL        SMALL & MID-CAP           MONEY
                                                          SECURITIES           GROWTH             GROWTH                MARKET
                                                          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         6,993    $           325    $             -     $         8,059
     Net realized gain (loss)                                     10,260             (3,217)             5,659                   -
     Net change in unrealized appreciation (depreciation)
         on investments                                           52,991             80,169             10,163                   -
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            70,244             77,277             15,822               8,059
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         22,100             41,711             11,263             673,567
     Participant transfers                                        69,344               (763)             1,370          (1,238,831)
     Participant withdrawals                                      (5,143)           (67,636)              (106)           (175,744)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            86,301            (26,688)            12,527            (741,008)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       156,545             50,589             28,349            (732,949)
NET ASSETS
     Beginning of period                                         145,909            305,668             11,175           1,328,364
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       302,454    $       356,257    $        39,524     $       595,415
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                         PHOENIX-GOODWIN                                            PHOENIX-KAYNE
                                                           MULTI-SECTOR      PHOENIX-JANUS     PHOENIX-KAYNE          SMALL-CAP
                                                              FIXED            FLEXIBLE            RISING              QUALITY
                                                              INCOME            INCOME            DIVIDENDS             VALUE
                                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT(1)         SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $        23,094    $         7,863    $           161     $           307
     Net realized gain (loss)                                        441              4,936                201                 112
     Net change in unrealized appreciation (depreciation)
         on investments                                           21,784                789              3,018               5,209
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            45,319             13,588              3,380               5,628
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        104,731             52,798             16,425              48,279
     Participant transfers                                        38,322             39,142             12,500              (2,117)
     Participant withdrawals                                     (57,658)            (4,812)              (377)               (550)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            85,395             87,128             28,548              45,612
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       130,714            100,716             31,928              51,240
NET ASSETS
     Beginning of period                                         236,458            149,053                  -                 993
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       367,172    $       249,769    $        31,928     $        52,233
                                                        =================  =================  =================   =================


                                                          PHOENIX-LAZARD
                                                          INTERNATIONAL     PHOENIX-LAZARD     PHOENIX-LAZARD       PHOENIX-LORD
                                                             EQUITY           SMALL-CAP             U.S.               ABBETT
                                                             SELECT             VALUE            MULTI-CAP         BOND-DEBENTURE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT(2)
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           537    $            30    $            55     $           884
     Net realized gain (loss)                                         89                380                310                 794
     Net change in unrealized appreciation (depreciation)
         on investments                                           15,993              8,572              2,988                 653
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            16,619              8,982              3,353               2,331
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         18,961             14,231                  -               4,599
     Participant transfers                                        59,819              1,547                  -              19,539
     Participant withdrawals                                      (1,043)              (562)              (267)               (312)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            77,737             15,216               (267)             23,826
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        94,356             24,198              3,086              26,157
NET ASSETS
     Beginning of period                                           8,160             16,147             11,799                   -
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       102,516    $        40,345    $        14,885     $        26,157
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                          PHOENIX-LORD                          PHOENIX-MFS
                                                             ABBETT          PHOENIX-LORD        INVESTORS           PHOENIX-MFS
                                                            LARGE-CAP       ABBETT MID-CAP         GROWTH             INVESTORS
                                                              VALUE             VALUE              STOCK                TRUST
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           594    $           205    $             1     $           422
     Net realized gain (loss)                                        353                258                101                  45
     Net change in unrealized appreciation (depreciation)
         on investments                                           21,592              7,170             59,182              14,040
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            22,539              7,633             59,284              14,507
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         37,274             41,111             16,184              43,300
     Participant transfers                                        65,800              1,218             29,262 ++           10,633
     Participant withdrawals                                      (1,764)              (579)            (6,402)             (1,441)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           101,310             41,750             39,044              52,492
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       123,849             49,383             98,328              66,999
NET ASSETS
     Beginning of period                                          29,409              9,667            253,550              15,902
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       153,258    $        59,050    $       351,878     $        82,901
                                                        =================  =================  =================   =================


                                                                                               PHOENIX-NORTHERN    PHOENIX-OAKHURST
                                                           PHOENIX-MFS      PHOENIX-NORTHERN      NASDAQ-100          GROWTH AND
                                                              VALUE              DOW 30            INDEX(R)             INCOME
                                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         2,112    $         3,215    $             -     $         2,637
     Net realized gain (loss)                                         87                428                508                 (39)
     Net change in unrealized appreciation (depreciation)
         on investments                                           28,930             45,005             22,074              53,180
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            31,129             48,648             22,582              55,778
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         39,218             14,428              7,131              35,850
     Participant transfers                                        44,514            (12,161)             4,630              21,403
     Participant withdrawals                                      (2,758)            (4,119)            (1,151)             (4,421)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            80,974             (1,852)            10,610              52,832
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       112,103             46,796             33,192             108,610
NET ASSETS
     Beginning of period                                          62,544            178,972             42,512             170,455
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       174,647    $       225,768    $        75,704     $       279,065
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)

                                                                                               PHOENIX-SANFORD     PHOENIX-SANFORD
                                                        PHOENIX-OAKHURST   PHOENIX-OAKHURST       BERNSTEIN          BERNSTEIN
                                                           STRATEGIC            VALUE              GLOBAL             MID-CAP
                                                           ALLOCATION           EQUITY             VALUE               VALUE
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         9,553    $         3,025    $           476     $           865
     Net realized gain (loss)                                        (62)            (5,680)                (4)             20,516
     Net change in unrealized appreciation (depreciation)
         on investments                                           54,730             70,340              6,901             130,681
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            64,221             67,685              7,373             152,062
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        153,212             97,123             19,231              83,921
     Participant transfers                                        (3,668)           (31,187)               701              27,043
     Participant withdrawals                                      (8,379)           (79,000)              (558)             (7,907)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           141,165            (13,064)            19,374             103,057
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       205,386             54,621             26,747             255,119
NET ASSETS
     Beginning of period                                         257,263            308,626             11,828             303,136
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       462,649    $       363,247    $        38,575     $       558,255
                                                        =================  =================  =================   =================

                                                        PHOENIX-SANFORD                                             PHOENIX-STATE
                                                           BERNSTEIN        PHOENIX-SENECA     PHOENIX-SENECA      STREET RESEARCH
                                                           SMALL-CAP           MID-CAP            STRATEGIC          SMALL-CAP
                                                              VALUE             GROWTH             THEME               GROWTH
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $             -    $            (2)   $             -     $             -
     Net realized gain (loss)                                      5,431               (637)               233               1,865
     Net change in unrealized appreciation (depreciation)
         on investments                                           58,425             24,755             26,447               3,986
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            63,856             24,116             26,680               5,851
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         76,214             21,427              6,050               9,798
     Participant transfers                                        85,342            (17,970)                 -              18,965
     Participant withdrawals                                      (3,001)            (2,015)            (1,818)                  -
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           158,555              1,442              4,232              28,763
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       222,411             25,558             30,912              34,614
NET ASSETS
     Beginning of period                                          69,646             87,625             66,343                 546
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       292,057    $       113,183    $        97,255     $        35,160
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)

                                                                                                                    FEDERATED FUND
                                                            AIM V.I.                          ALGER AMERICAN          FOR U.S.
                                                            CAPITAL        AIM V.I. PREMIER      LEVERAGED            GOVERNMENT
                                                          APPRECIATION          EQUITY            ALLCAP            SECURITIES II
                                                           SUBACCOUNT         SUBACCOUNT        SUBACCOUNT            SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $             -    $            72    $             1     $        22,537
     Net realized gain (loss)                                        237                  5                 20               1,475
     Net change in unrealized appreciation (depreciation)
         on investments                                           14,816              3,401             31,784             (11,223)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            15,053              3,478             31,805              12,789
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         32,936             12,501             49,242             242,996
     Participant transfers                                        20,260                  -             18,059             (41,532)
     Participant withdrawals                                      (1,127)              (318)            (4,380)           (139,999)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            52,069             12,183             62,921              61,465
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        67,122             15,661             94,726              74,254
NET ASSETS
     Beginning of period                                          19,657             10,718             79,954             532,750
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        86,779    $        26,379    $       174,680     $       607,004
                                                        =================  =================  =================   =================

                                                         FEDERATED HIGH
                                                           INCOME BOND
                                                            FUND II --
                                                             PRIMARY              VIP             VIP GROWTH             VIP
                                                             SHARES          CONTRAFUND(R)      OPPORTUNITIES           GROWTH
                                                           SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $        11,695    $           463    $           161     $           200
     Net realized gain (loss)                                         27                 12                123                 220
     Net change in unrealized appreciation (depreciation)
         on investments                                           25,487             44,591              8,977              45,309
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            37,209             45,066              9,261              45,729
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         87,323            106,956             30,665              57,225
     Participant transfers                                       180,837             43,410             (1,294)             55,289
     Participant withdrawals                                      (4,007)            (3,445)              (788)             (3,171)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           264,153            146,921             28,583             109,343
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       301,362            191,987             37,844             155,072
NET ASSETS
     Beginning of period                                          80,491             73,164             23,665              73,617
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       381,853    $       265,151    $        61,509     $       228,689
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)

                                                                              TEMPLETON
                                                                              DEVELOPING         TEMPLETON           TEMPLETON
                                                         MUTUAL SHARES          MARKETS           FOREIGN           GLOBAL ASSET
                                                           SECURITIES         SECURITIES         SECURITIES          ALLOCATION
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           907    $            66    $         1,364     $           227
     Net realized gain (loss)                                      1,397                 10                 27                  (2)
     Net change in unrealized appreciation (depreciation)
         on investments                                           17,991              2,442             28,480               2,303
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            20,295              2,518             29,871               2,528
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         13,280                  -             34,953                   -
     Participant transfers                                         4,425                  -             37,315                   -
     Participant withdrawals                                      (3,230)              (126)            (2,393)               (192)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            14,475               (126)            69,875                (192)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        34,770              2,392             99,746               2,336
NET ASSETS
     Beginning of period                                          69,160              4,819             52,310               8,032
                                                         -----------------  -----------------  -----------------   -----------------
     End of period                                       $       103,930    $         7,211    $       152,056     $        10,368
                                                        =================  =================  =================   =================

                                                          TEMPLETON        RYDEX VARIABLE     RYDEX VARIABLE       RYDEX VARIABLE
                                                            GROWTH             TRUST              TRUST             TRUST SECTOR
                                                          SECURITIES           JUNO               NOVA                ROTATION
                                                          SUBACCOUNT        SUBACCOUNT(3)      SUBACCOUNT(4)        SUBACCOUNT(4)
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $           369    $             -    $             -     $             -
     Net realized gain (loss)                                        900                  -                  1                (190)
     Net change in unrealized appreciation (depreciation)
         on investments                                            9,297                (87)               923                 580
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            10,566                (87)               924                 390
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONs
     Participant deposits                                         40,582              2,000             10,015              35,415
     Participant transfers                                             -                  -                  -                   -
     Participant withdrawals                                     (14,930)               (12)               (89)                  -
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            25,652              1,988              9,926              35,415
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                        36,218              1,901             10,850              35,805
NET ASSETS
     Beginning of period                                          17,059                  -                  -                   -
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $        53,277    $         1,901    $        10,850     $        35,805
                                                        =================  =================  =================   =================


                       See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2003
                                   (CONTINUED)


                                                          SCUDDER VIT        SCUDDER VIT
                                                         EAFE(R) EQUITY       EQUITY 500                           WANGER FOREIGN
                                                             INDEX              INDEX           TECHNOLOGY             FORTY
                                                           SUBACCOUNT         SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                                        -----------------  -----------------  -----------------   -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         7,519     $          669    $             -     $           177
     Net realized gain (loss)                                       (667)                91              2,047                 322
     Net change in unrealized appreciation (depreciation)
         on investments                                           51,186             13,708             50,947              47,748
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) resulting from operations            58,038             14,468             52,994              48,247
                                                        -----------------  -----------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         48,069             44,116            122,236              30,000
     Participant transfers                                        11,756             16,860              3,017             140,544
     Participant withdrawals                                      (3,922)              (764)           (12,013)             (2,227)
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                            55,903             60,212            113,240             168,317
                                                        -----------------  -----------------  -----------------   -----------------
     Net increase (decrease) in net assets                       113,941             74,680            166,234             216,564
NET ASSETS
     Beginning of period                                         128,318              6,247             26,770              28,632
                                                        -----------------  -----------------  -----------------   -----------------
     End of period                                       $       242,259    $        80,927    $       193,004     $       245,196
                                                        =================  =================  =================   =================


                                                             WANGER                              WANGER U.S.
                                                          INTERNATIONAL         WANGER            SMALLER
                                                            SMALL CAP           TWENTY           COMPANIES
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------
FROM OPERATIONS
     Net investment income (loss)                        $         1,205    $             -    $             2
     Net realized gain (loss)                                      1,565              3,122              7,360
     Net change in unrealized appreciation (depreciation)
         on investments                                          191,673             21,266            200,056
                                                        -----------------  -----------------  -----------------
     Net increase (decrease) resulting from operations           194,443             24,388            207,418
                                                        -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         65,252             56,744            148,593
     Participant transfers                                       149,965             11,784            (11,596)
     Participant withdrawals                                     (86,521)            (2,544)           (92,030)
                                                        -----------------  -----------------  -----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           128,696             65,984             44,967
                                                        -----------------  -----------------  -----------------
     Net increase (decrease) in net assets                       323,139             90,372            252,385
NET ASSETS
     Beginning of period                                         338,015             35,430            448,352
                                                        -----------------  -----------------  -----------------
     End of period                                       $       661,154    $       125,802    $       700,737
                                                        =================  =================  =================



+  Participant transfers include net assets transferred in from Aberdeen New Asia on February 7, 2003.
++ Participant transfers include net assets transferred in from MFS Investors Growth and Van Kampen Focus Equity on
   February 14, 2003.

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2003

(1)  From inception February 26, 2003 to December 31, 2003.
(2)  From inception July 28, 2003 to December 31, 2003.
(3)  From inception October 20, 2003 to December 31, 2003.
(4)  From inception October 28, 2003 to December 31, 2003.


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                              PHOENIX-          PHOENIX-                         PHOENIX-ALLIANCE/
                                                              ABERDEEN        ABERDEEN NEW      PHOENIX-AIM         BERNSTEIN
                                                            INTERNATIONAL         ASIA         MID-CAP EQUITY     GROWTH + VALUE
                                                             SUBACCOUNT        SUBACCOUNT       SUBACCOUNT(1)       SUBACCOUNT
                                                           ---------------   --------------   ----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                            $          709     $          596    $           -      $          184
   Net realized gain (loss)                                            39                (10)               4                 (13)
   Net unrealized appreciation (depreciation)                     (10,581)            (1,895)          (1,253)             (4,783)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations               (9,833)            (1,309)          (1,249)             (4,612)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            62,529             12,092           19,068              27,238
   Participant transfers                                                -              4,964                -              14,261
   Participant withdrawals                                        (12,605)              (473)            (755)               (901)
                                                          ----------------   ----------------  ---------------     ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                49,924             16,583           18,313              40,598
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                           40,091             15,274           17,064              35,986
NET ASSETS
   Beginning of period                                             34,442              9,768                -               2,815
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $       74,533     $       25,042    $      17,064      $       38,801
                                                          ================   ================  ===============    ================

                                                                               PHOENIX-
                                                                               DEUTSCHE       PHOENIX-DUFF &         PHOENIX-
                                                              PHOENIX-         NASDAQ-100       PHELPS REAL          ENGEMANN
                                                           DEUTSCHE DOW 30      INDEX(R)     ESTATE SECURITIES    CAPITAL GROWTH
                                                             SUBACCOUNT        SUBACCOUNT       SUBACCOUNT          SUBACCOUNT
                                                           ---------------   --------------   ----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                            $        2,451     $            -    $       4,003      $           (1)
   Net realized gain (loss)                                           357             (1,960)          (1,022)            (13,244)
   Net unrealized appreciation (depreciation)                     (33,487)           (22,659)           6,399            (104,731)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations              (30,679)           (24,619)           9,380            (117,976)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            61,303             11,852           71,476              23,303
   Participant transfers                                           21,782              2,878            2,258             112,048
   Participant withdrawals                                         (3,499)            (1,077)          (8,941)            (26,651)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                79,586             13,653           64,793             108,700
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                           48,907            (10,966)          74,173              (9,276)
NET ASSETS
   Beginning of period                                            130,065             53,478           71,736             314,944
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $      178,972     $       42,512    $     145,909      $      305,668
                                                          ================   ================  ===============    ================

                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                  (CONTINUED)

                                                              PHOENIX-                           PHOENIX-
                                                           ENGEMANN SMALL       PHOENIX-       GOODWIN MULTI-
                                                            & MID-CAP         GOODWIN MONEY    SECTOR FIXED       PHOENIX-HOLLISTER
                                                              GROWTH             MARKET           INCOME             VALUE EQUITY
                                                            SUBACCOUNT         SUBACCOUNT       SUBACCOUNT            SUBACCOUNT
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $            -     $       14,420    $      13,802      $        3,312
   Net realized gain (loss)                                          (240)                 -               48             (12,488)
   Net unrealized appreciation (depreciation)                      (3,254)                 -            5,026             (87,326)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations               (3,494)            14,420           18,876             (96,502)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                             5,434            437,049           35,423             116,991
   Participant transfers                                            2,141           (237,711)          10,231             (54,151)
   Participant withdrawals                                           (231)                 -           (4,119)            (30,338)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                 7,344            199,338           41,535              32,502
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                            3,850            213,758           60,411             (64,000)
NET ASSETS
   Beginning of period                                              7,325          1,114,606          176,047             372,626
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $       11,175     $    1,328,364    $     236,458      $      308,626
                                                          ================   ================  ===============    ================

                                                            PHOENIX-J.P.
                                                              MORGAN                                              PHOENIX-KAYNE
                                                             RESEARCH         PHOENIX-JANUS    PHOENIX-JANUS        SMALL-CAP
                                                           ENHANCED INDEX    FLEXIBLE INCOME      GROWTH          QUALITY VALUE
                                                             SUBACCOUNT        SUBACCOUNT       SUBACCOUNT         SUBACCOUNT(7)
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $        1,373     $        5,061    $      (5,148)     $            4
   Net realized gain (loss)                                          (255)               472           (7,672)                  3
   Net unrealized appreciation (depreciation)                     (44,413)             5,487         (100,542)                (13)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations              (43,295)            11,020         (113,362)                 (6)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            14,895             64,894           28,611               1,000
   Participant transfers                                                -              4,691           24,947                   -
   Participant withdrawals                                         (3,266)            (6,161)          (4,723)                 (1)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                11,629             63,424           48,835                 999
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                          (31,666)            74,444          (64,527)                993
NET ASSETS
   Beginning of period                                            180,795             74,609          318,077                   -
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $      149,129     $      149,053    $     253,550      $          993
                                                          ================   ================  ===============    ================

                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                  (CONTINUED)

                                                            PHOENIX-LAZARD                                         PHOENIX-LORD
                                                            INTERNATIONAL    PHOENIX-LAZARD    PHOENIX-LAZARD    ABBETT LARGE-CAP
                                                            EQUITY SELECT    SMALL-CAP VALUE   U.S. MULTI-CAP         VALUE
                                                            SUBACCOUNT(6)    SUBACCOUNT(5)     SUBACCOUNT(8)       SUBACCOUNT(6)
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $            -     $           14    $          28      $           57
   Net realized gain (loss)                                          (206)                 1                -                (151)
   Net unrealized appreciation (depreciation)                          (9)                49             (104)               (483)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations                 (215)                64              (76)               (577)
                                                          ----------------   ----------------  ---------------     ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            13,968             11,895           11,895              32,411
   Participant transfers                                           (5,533)             4,230                -              (2,348)
   Participant withdrawals                                            (60)               (42)             (20)                (77)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                 8,375             16,083           11,875              29,986
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                            8,160             16,147           11,799              29,409
NET ASSETS
   Beginning of period                                                  -                  -                -                   -
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $        8,160     $       16,147    $      11,799      $       29,409
                                                          ================   ================  ===============    ================

                                                            PHOENIX-LORD       PHOENIX-MFS
                                                            ABBETT MID-CAP   INVESTORS GROWTH     PHOENIX-MFS        PHOENIX-MFS
                                                                VALUE             STOCK         INVESTORS TRUST         VALUE
                                                            SUBACCOUNT(5)     SUBACCOUNT(2)      SUBACCOUNT(4)        SUBACCOUNT
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $           26     $            -    $          58      $          518
   Net realized gain (loss)                                             -               (236)               -                (152)
   Net unrealized appreciation (depreciation)                         223             (1,128)            (276)             (6,863)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations                  249             (1,364)            (218)             (6,497)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                             1,000              8,255           15,994              26,167
   Participant transfers                                            8,460             (2,931)             191              22,638
   Participant withdrawals                                            (42)              (106)             (65)               (858)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                 9,418              5,218           16,120              47,947
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                            9,667              3,854           15,902              41,450
NET ASSETS
   Beginning of period                                                  -                  -                -              21,094
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $        9,667     $        3,854    $      15,902      $       62,544
                                                          ================   ================  ===============    ================

                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                  (CONTINUED)

                                                                                PHOENIX-
                                                              PHOENIX-          OAKHURST       PHOENIX-SANFORD     PHOENIX-SANFORD
                                                          OAKHURST GROWTH      STRATEGIC       BERNSTEIN GLOBAL    BERNSTEIN MID-
                                                            AND INCOME         ALLOCATION          VALUE             CAP VALUE
                                                            SUBACCOUNT         SUBACCOUNT       SUBACCOUNT(8)        SUBACCOUNT
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $        1,510     $        6,455    $         108      $        2,904
   Net realized gain (loss)                                        (3,724)                63                -              12,584
   Net unrealized appreciation (depreciation)                     (43,151)           (34,253)            (155)            (55,380)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations              (45,365)           (27,735)             (47)            (39,892)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           106,411             63,808                -              69,218
   Participant transfers                                          (14,978)            48,484           11,895              (2,732)
   Participant withdrawals                                         (6,851)            (5,287)             (20)             (6,982)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                84,582            107,005           11,875              59,504
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                           39,217             79,270           11,828              19,612
NET ASSETS
   Beginning of period                                            131,238            177,993                -             283,524
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $      170,455     $      257,263    $      11,828      $      303,136
                                                          ================   ================  ===============    ================

                                                                                                                   PHOENIX-STATE
                                                          PHOENIX-SANFORD                                         STREET RESEARCH
                                                          BERNSTEIN SMALL-   PHOENIX-SENECA     PHOENIX-SENECA       SMALL-CAP
                                                             CAP VALUE       MID-CAP GROWTH    STRATEGIC THEME         GROWTH
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT(6)
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $          335     $           (1)   $           -      $            -
   Net realized gain (loss)                                         2,409            (10,688)            (152)               (186)
   Net unrealized appreciation (depreciation)                     (13,274)           (45,089)         (34,589)                (10)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations              (10,530)           (55,778)         (34,741)               (196)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            13,369             13,609           14,478               2,462
   Participant transfers                                           50,728            (34,523)          (3,444)             (1,708)
   Participant withdrawals                                         (1,352)            (3,136)          (1,769)                (12)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                62,745            (24,050)           9,265                 742
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                           52,215            (79,828)         (25,476)                546
NET ASSETS
   Beginning of period                                             17,431            167,453           91,819                   -
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $       69,646     $       87,625    $      66,343      $          546
                                                          ================   ================  ===============    ================

                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                  (CONTINUED)

                                                            PHOENIX-VAN                                            ALGER AMERICAN
                                                            KAMPEN FOCUS     AIM V.I. CAPITAL  AIM V.I. PREMIER      LEVERAGED
                                                               EQUITY          APPRECIATION          EQUITY            ALLCAP
                                                             SUBACCOUNT       SUBACCOUNT(3)        SUBACCOUNT        SUBACCOUNT
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $            -     $            -    $          43      $          10
   Net realized gain (loss)                                           (39)               (29)          (4,086)            (5,871)
   Net unrealized appreciation (depreciation)                      (4,406)            (1,483)          (3,685)           (42,429)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations               (4,445)            (1,512)          (7,728)           (48,290)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            13,092             21,532            6,690             24,602
   Participant transfers                                                -                  -            4,955            (26,759)
   Participant withdrawals                                           (298)              (363)            (395)           (22,600)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                12,794             21,169           11,250            (24,757)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                            8,349             19,657            3,522            (73,047)
NET ASSETS
   Beginning of period                                              5,654                  -            7,196            153,001
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $       14,003     $       19,657    $      10,718      $      79,954
                                                          ================   ================  ===============    ================

                                                           FEDERATED FUND
                                                              FOR U.S.       FEDERATED HIGH
                                                             GOVERNMENT       INCOME BOND           VIP            VIP GROWTH
                                                            SECURITIES II       FUND II         CONTRAFUND(R)     OPPORTUNITIES
                                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $        8,063     $        7,330    $         130      $           64
   Net realized gain (loss)                                           710             (2,652)              15                 135
   Net unrealized appreciation (depreciation)                      17,880             (6,182)          (4,547)             (4,062)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations               26,653             (1,504)          (4,402)             (3,863)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                           250,354             46,498           35,167              24,893
   Participant transfers                                           96,418            (37,667)          31,887                   -
   Participant withdrawals                                        (29,461)            (1,795)            (904)             (5,445)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               317,311              7,036           66,150              19,448
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                          343,964              5,532           61,748              15,585
NET ASSETS
   Beginning of period                                            188,786             74,959           11,416               8,080
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $      532,750     $       80,491    $      73,164      $       23,665
                                                          ================   ================  ===============    ================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                 TEMPLETON
                                                                                                 DEVELOPING          TEMPLETON
                                                                             MUTUAL SHARES        MARKETS             FOREIGN
                                                             VIP GROWTH        SECURITIES        SECURITIES          SECURITIES
                                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $          180     $          767    $          71      $        1,478
   Net realized gain (loss)                                       (11,466)            (1,037)              (3)             (6,218)
   Net unrealized appreciation (depreciation)                     (32,082)           (11,187)             (71)            (12,982)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations              (43,368)           (11,457)              (3)            (17,722)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                             7,658             11,691                -               5,374
   Participant transfers                                          (14,051)            (2,726)               -              18,193
   Participant withdrawals                                         (2,414)            (8,721)            (111)             (2,296)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                (8,807)               244             (111)             21,271
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                          (52,175)           (11,213)            (114)              3,549
NET ASSETS
   Beginning of period                                            125,792             80,373            4,933              48,761
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $       73,617     $       69,160    $       4,819      $       52,310
                                                          ================   ================  ===============    ================

                                                               TEMPLETON        TEMPLETON        SCUDDER VIT
                                                             GLOBAL ASSET        GROWTH         EAFE(R) EQUITY      SCUDDER VIT
                                                              ALLOCATION       SECURITIES          INDEX         EQUITY 500 INDEX
                                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $          145     $          472    $       2,066      $          105
   Net realized gain (loss)                                           (11)              (362)          (5,901)                 (4)
   Net unrealized appreciation (depreciation)                        (506)            (4,250)         (37,004)             (1,028)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations                 (372)            (4,140)         (40,839)               (927)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                                 -              7,621           39,602               1,607
   Participant transfers                                                -             (2,006)         (24,826)              3,342
   Participant withdrawals                                           (184)            (9,843)          (2,709)                (78)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                  (184)            (4,228)          12,067               4,871
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets                             (556)            (8,368)         (28,772)              3,944
NET ASSETS
   Beginning of period                                              8,588             25,427          157,090               2,303
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $        8,032     $       17,059    $     128,318      $        6,247
                                                          ================   ================  ===============    ================

                        See Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002
                                   (CONTINUED)

                                                                                                  WANGER
                                                                             WANGER FOREIGN    INTERNATIONAL
                                                             TECHNOLOGY          FORTY           SMALL CAP         WANGER TWENTY
                                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                          ----------------   ----------------  ---------------    ----------------
FROM OPERATIONS
   Net investment income (loss)                            $            -     $            -    $          (1)     $            -
   Net realized gain (loss)                                        (1,088)            (3,263)           6,339                 674
   Net unrealized appreciation (depreciation)                     (21,027)            (2,264)         (68,864)             (2,130)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) resulting from operations              (22,115)            (5,527)         (62,526)             (1,456)
                                                          ----------------   ----------------  ---------------    ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            21,018                  -           43,255              23,790
   Participant transfers                                           (3,483)           (16,367)          95,030              (1,835)
   Participant withdrawals                                           (720)              (773)         (45,943)             (6,678)
                                                          ----------------   ----------------  ---------------    ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                                16,815            (17,140)          92,342              15,277
                                                          ----------------   ----------------  ---------------    ----------------
  Net increase (decrease) in net assets                            (5,300)           (22,667)          29,816              13,821
NET ASSETS
   Beginning of period                                             32,070             51,299          308,199              21,609
                                                          ----------------   ----------------  ---------------    ----------------
   End of period                                           $       26,770     $       28,632    $     338,015      $       35,430
                                                          ================   ================  ===============    ================

                                                             WANGER U.S.
                                                              SMALLER
                                                             COMPANIES
                                                             SUBACCOUNT
                                                          ----------------
FROM OPERATIONS
   Net investment income (loss)                            $            -
   Net realized gain (loss)                                        (9,712)
   Net unrealized appreciation (depreciation)                    (109,842)
                                                          ----------------
   Net increase (decrease) resulting from operations             (119,554)
                                                          ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                            73,049
   Participant transfers                                           85,683
   Participant withdrawals                                        (38,284)
                                                          ----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                               120,448
                                                          ----------------
   Net increase (decrease) in net assets                              894
NET ASSETS
   Beginning of period                                            447,458
                                                          ----------------
   End of period                                           $      448,352
                                                          ================

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2002

(1)  From inception January 3, 2002 to December 31, 2002.
(2)  From inception January 23, 2002 to December 31, 2002.
(3)  From inception February 1, 2002 to December 31, 2002.
(4)  From inception July 9, 2002 to December 31, 2002.
(5)  From inception September 26, 2002 to December 31, 2002.
(6)  From inception November 27, 2002 to December 31, 2002.
(7)  From inception December 3, 2002 to December 31, 2002.
(8)  From inception December 26, 2002 to December 31, 2002.

                        See Notes to Financial Statements

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

   The Phoenix Life Variable Universal Life Account (the "Account"), is a separate investment account of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 56 subaccounts that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Rydex Variable Trust, Scudder Investments VIT Funds, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds"). As of December 31, 2003, all subaccounts were available for investment.

   Each series has distinct investment objectives as outlined below. Additionally, policyholders also may direct the allocation of their investments between the Account and the Guaranteed Interest Account ("GIA").

   The investment objectives as listed below in no way conflict with the investment objectives as listed in The Phoenix Edge Series annual report. The investment objectives for all of the Funds can also be found in the various Funds' prospectuses.

------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Aberdeen International Series                   High total return consistent with reasonable risk
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                       Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series        High total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series        Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series     Capital appreciation and income with approximately equal
                                                        emphasis
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                  Intermediate and long-term growth of capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series          Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Money Market Series                     As high a level of current income as is consistent with
                                                        the preservation of capital and maintenance of liquidity
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series        Long-term total return
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide high current income while attempting to limit
Phoenix-Goodwin Multi-Sector Short Term Bond Series     changes in the series' net asset value per share caused
                                                        by interest rate changes
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Janus Flexible Income Series                    Maximum total return consistent with the preservation of
                                                        capital
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                   Long-term capital appreciation with dividend income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series            Long-term capital appreciation with dividend income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard International Equity Select Series       Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard Small-Cap Value Series                   Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lazard U.S. Multi-Cap Series                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Bond-Debenture Series               High current income and long-term capital appreciation to
                                                        produce a high total return
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Large-Cap Value Series              Capital appreciation with income as a secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Lord Abbett Mid-Cap Value Series                Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series               Long-term growth of capital and future income rather than
                                                        current income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-MFS Investors Trust Series                      Long-term growth of capital; secondarily to provide reasonable current income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-MFS Value Series                                Capital appreciation and reasonable income
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Dow 30 Series                          To track the total return of the Dow Jones Industrial
                                                        Average(SM) before fund expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series             To track the total return of the Nasdaq-100 Index(R before fund expenses
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series               Dividend growth, current income and capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series            High total return over an extended period of time
                                                        consistent with prudent investment risk
------------------------------------------------------------------------------------------------------------------------

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------
                     SERIES NAME                                             INVESTMENT OBJECTIVE
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Oakhurst Value Equity Series                    Long-term capital appreciation with current income as a
                                                        secondary consideration
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series           Long-term capital growth through investment in equity
                                                        securities of foreign and U.S. companies
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series          Long-term capital appreciation with current income as a
                                                        secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
                                                        Long-term capital appreciation by investing primarily in
Phoenix-Sanford Bernstein Small-Cap Value Series        small-capitalization stocks that appear to be undervalued
                                                        with current income as a secondary investment objective
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                    Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                   Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Phoenix-State Street Research Small-Cap Growth Series   Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                      Growth of capital
------------------------------------------------------- ----------------------------------------------------------------
AIM V.I. Premier Equity Fund                            Long-term growth of capital with income as a secondary
                                                        objective
------------------------------------------------------- ----------------------------------------------------------------
Alger American Leveraged AllCap Portfolio               Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Federated Fund for U.S. Government Securities II        Current income by investing primarily in a diversified
                                                        portfolio or U.S. government securities
------------------------------------------------------- ----------------------------------------------------------------
                                                        High current income by investing primarily in a
Federated High Income Bond Fund II                      professionally managed, diversified portfolio of fixed
                                                        income securities
------------------------------------------------------- ----------------------------------------------------------------
VIP Contrafund(R) Portfolio                             Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Opportunities Portfolio                      Capital growth
------------------------------------------------------- ----------------------------------------------------------------
VIP Growth Portfolio                                    Capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Mutual Shares Securities Fund                           Capital appreciation with income as a secondary goal
------------------------------------------------------- ----------------------------------------------------------------
Templeton Developing Markets Securities Fund            Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Templeton Foreign Securities Fund                       Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
Templeton Global Asset Allocation Fund                  High total return
------------------------------------------------------- ----------------------------------------------------------------
Templeton Growth Securities Fund                        Long-term capital growth
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide investment results that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt
Rydex Variable Trust Juno Fund                          instruments or futures contract on a specified debt
                                                        instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond
------------------------------------------------------- ----------------------------------------------------------------
                                                        To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current
Rydex Variable Trust Nova Fund                          benchmark is 150% of the performance of the S&P 500(R) Index
                                                        (the "underlying index")
------------------------------------------------------- ----------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund               Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
                                                        Match the performance of the Morgan Stanley Capital
Scudder VIT EAFE(R) Equity Index Fund                   International EAFE(R) Index which emphasizes stocks of
                                                        companies in major markets in Europe, Australasia and the
                                                        Far East
------------------------------------------------------- ----------------------------------------------------------------
                                                        Match the performance of the Standard & Poor's 500 Composite
Scudder VIT Equity 500 Index Fund                       Stock Price Index which emphasizes stocks of large U.S.
                                                        companies
------------------------------------------------------- ----------------------------------------------------------------
Technology Portfolio                                    Long-term capital appreciation
------------------------------------------------------- ----------------------------------------------------------------
Wanger Foreign Forty                                    Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger International Small Cap                          Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger Twenty                                           Long-term growth of capital
------------------------------------------------------- ----------------------------------------------------------------
Wanger U.S. Smaller Companies                           Long-term growth of capital
------------------------------------------------------------------------------------------------------------------------

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the funds and are valued at the net asset values per share of the respective Series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the funds as well as gains and losses on sales of shares in the funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded by each subaccount on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

   F. CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: As of December 31, 2003, there were no contracts in the payout (annuitization) period.

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS
      Purchases and proceeds from sales of shares of the Funds for the period ended December 31, 2003 aggregated the following:

SUBACCOUNT                                                                 PURCHASES                              SALES
----------                                                                 ---------                              -----
THE PHOENIX EDGE SERIES FUND
----------------------------
      Phoenix-Aberdeen International Series                          $              29,085                  $            13,958
      Phoenix-AIM Mid-Cap Equity Series                                            101,570                                1,092
      Phoenix-Alliance/Bernstein Enhanced Index Series                              23,892                               20,940
      Phoenix-Alliance/Bernstein Growth + Value Series                              37,046                               23,816
      Phoenix-Duff & Phelps Real Estate Securities Series                          198,688                               97,013
      Phoenix-Engemann Capital Growth Series                                           320                               26,684
      Phoenix-Engemann Small & Mid-Cap Growth Series                               130,667                              118,140
      Phoenix-Goodwin Money Market Series                                          928,950                            1,661,916
      Phoenix-Goodwin Multi-Sector Fixed Income Series                             177,581                               69,092
      Phoenix-Janus Flexible Income Series                                         120,419                               20,438
      Phoenix-Kayne Rising Dividends Series                                         29,260                                  352
      Phoenix-Kayne Small-Cap Quality Value Series                                  49,061                                3,117
      Phoenix-Lazard International Equity Select Series                             83,935                                5,573
      Phoenix-Lazard Small-Cap Value Series                                         16,146                                  534
      Phoenix-Lazard U.S. Multi-Cap Series                                             339                                  267
      Phoenix-Lord Abbett Bond-Debenture Series                                     42,486                               17,561
      Phoenix-Lord Abbett Large-Cap Value Series                                   109,882                                7,689
      Phoenix-Lord Abbett Mid-Cap Value Series                                      42,782                                  574
      Phoenix-MFS Investors Growth Stock Series                                     50,381                               11,339
      Phoenix-MFS Investors Trust Series                                            54,232                                1,318
      Phoenix-MFS Value Series                                                      85,571                                2,486
      Phoenix-Northern Dow 30 Series                                                30,778                               29,414
      Phoenix-Northern Nasdaq-100 Index(R) Series                                   14,409                                3,799
      Phoenix-Oakhurst Growth and Income Series                                     62,805                                7,335
      Phoenix-Oakhurst Strategic Allocation Series                                 164,096                               13,378
      Phoenix-Oakhurst Value Equity Series                                         100,245                              110,282
      Phoenix-Sanford Bernstein Global Value Series                                 20,350                                  499
      Phoenix-Sanford Bernstein Mid-Cap Value Series                               163,124                               42,321
      Phoenix-Sanford Bernstein Small-Cap Value Series                             217,473                               55,117
      Phoenix-Seneca Mid-Cap Growth Series                                          26,256                               24,817
      Phoenix-Seneca Strategic Theme Series                                          6,050                                1,818
      Phoenix-State Street Research Small-Cap Growth Series                         32,448                                1,808

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND PROCEEDS FROM SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                                 PURCHASES                              SALES
----------                                                                 ---------                              -----
AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
      AIM V.I. Capital Appreciation Fund                             $              60,386                  $             8,317
      AIM V.I. Premier Equity Fund                                                  12,572                                  317

THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
      Alger American Leveraged AllCap Portfolio                                     65,340                                2,418

FEDERATED INSURANCE SERIES
--------------------------
      Federated Fund for U.S. Government Securities II                             375,738                              288,812
      Federated High Income Bond Fund II -- Primary Shares                         279,435                                3,588

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
      VIP Contrafund(R) Portfolio                                                  150,381                                2,997
      VIP Growth Opportunities Portfolio                                            32,328                                3,584
      VIP Growth Portfolio                                                         115,867                                6,324

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
      Mutual Shares Securities Fund                                                 37,985                               22,603
      Templeton Developing Markets Securities Fund                                      65                                  125
      Templeton Foreign Securities Fund                                             75,655                                4,416
      Templeton Global Asset Allocation Fund                                           229                                  194
      Templeton Growth Securities Fund                                              40,318                               14,297

THE RYDEX VARIABLE TRUST
------------------------
      Rydex Variable Trust Juno Fund                                                 1,996                                    8
      Rydex Variable Trust Nova Fund                                                 9,955                                   29
      Rydex Variable Trust Sector Rotation Fund                                     42,457                                7,042

SCUDDER INVESTMENTS VIT FUNDS -- CLASS A
----------------------------------------
      Scudder VIT EAFE(R) Equity Index Fund                                        124,931                               63,575
      Scudder VIT Equity 500 Index Fund                                             67,313                                6,417

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
      Technology Portfolio                                                         131,330                               18,090

WANGER ADVISORS TRUST
---------------------
      Wanger Foreign Forty                                                         176,769                                8,275
      Wanger International Small Cap                                               188,450                               58,550
      Wanger Twenty                                                                160,590                               94,606
      Wanger U.S. Smaller Companies                                                200,655                              155,686

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the periods ended December 31, 2003, 2002 and 2001 follows:

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
THE PHOENIX EDGE SERIES FUND
----------------------------
     PHOENIX-ABERDEEN INTERNATIONAL SERIES(3)
     Accumulation units outstanding                                                 141,597           116,165           45,732
     Unit value                                                                   $0.846067         $0.641615        $0.753120
     Net assets (thousands)                                                            $120               $75              $34
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.96%             1.25%                -
     Total return                                                                    31.87%           (14.81%)         (24.69%)


     PHOENIX-AIM MID-CAP EQUITY SERIES(19)
     Accumulation units outstanding                                                 107,407            17,972                -
     Unit value                                                                   $1.217146         $0.949475                -
     Net assets (thousands)                                                            $131               $17                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -                -
     Total return                                                                    28.19%           (11.08%)               -


     PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES(10)
     Accumulation units outstanding                                                 219,185           214,147          198,333
     Unit value                                                                   $0.879042         $0.696387        $0.912495
     Net assets (thousands)                                                            $193              $149             $181
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.11%             0.88%            1.11% (31)
     Total return                                                                    26.23%           (23.68%)          (8.75%)


     PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES(16)
     Accumulation units outstanding                                                  63,672            48,378            2,630
     Unit value                                                                   $1.011028         $0.802034        $1.070307
     Net assets (thousands)                                                             $64               $39               $3
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.45%             1.21%            1.50% (31)
     Total return                                                                    26.06%           (25.07%)           2.18%


     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES(4)
     Accumulation units outstanding                                                 178,154           118,834           65,483
     Unit value                                                                   $1.697704         $1.227844        $1.095485
     Net assets (thousands)                                                            $302              $146              $72
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      3.35%             4.07%            4.81% (31)
     Total return                                                                    38.27%            12.08%            9.55%

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
     Accumulation units outstanding                                                 625,643           678,992          526,026
     Unit value                                                                   $0.569425         $0.450179        $0.598716
     Net assets (thousands)                                                            $356              $306             $315
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.10%             0.00% (32)       0.02%
     Total return                                                                    26.49%           (24.81%)         (34.57%)


     PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES(12)
     Accumulation units outstanding                                                  42,449            17,574            8,201
     Unit value                                                                   $0.931100         $0.635912        $0.893189
     Net assets (thousands)                                                             $40               $11               $7
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -                -
     Total return                                                                    46.42%            (28.8%)          (5.87%)


     PHOENIX-GOODWIN MONEY MARKET SERIES
     Accumulation units outstanding                                                 558,516         1,254,606        1,067,642
     Unit value                                                                   $1.066065         $1.058816        $1.043989
     Net assets (thousands)                                                            $595            $1,328           $1,115
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.71%             1.39%            2.97%
     Total return                                                                     0.68%             1.42%            3.82%


     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
     Accumulation units outstanding                                                 271,581           200,389          164,110
     Unit value                                                                   $1.351981         $1.179992        $1.072737
     Net assets (thousands)                                                            $367              $236             $176
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      6.84%             7.27%            9.94%
     Total return                                                                    14.58%            10.00%            6.09%


     PHOENIX-JANUS FLEXIBLE INCOME SERIES
     Accumulation units outstanding                                                 203,477           129,184           71,527
     Unit value                                                                   $1.227509         $1.153809        $1.043081
     Net assets (thousands)                                                            $250              $149              $75
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      3.67%             4.98%            6.27%
     Total return                                                                     6.39%            10.62%            4.31%

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
     PHOENIX-KAYNE RISING DIVIDENDS SERIES(27)
     Accumulation units outstanding                                                  27,766                 -                -
     Unit value                                                                   $1.149845                 -                -
     Net assets (thousands)                                                             $32                 -                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.00% (31)            -                -
     Total return                                                                    26.61%                 -                -


     PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES(25)
     Accumulation units outstanding                                                  42,995               983                -
     Unit value                                                                   $1.214893         $1.010049                -
     Net assets (thousands)                                                             $52                $1                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.45%             8.26% (31)           -
     Total return                                                                    20.28%            (1.32%)               -


     PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES(24)
     Accumulation units outstanding                                                  82,453             8,520                -
     Unit value                                                                   $1.243336         $0.957776                -
     Net assets (thousands)                                                            $103                $8                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.15%                 -                -
     Total return                                                                    29.81%            (1.64%)               -


     PHOENIX-LAZARD SMALL-CAP VALUE SERIES(23)
     Accumulation units outstanding                                                  29,666            16,497                -
     Unit value                                                                   $1.360017         $0.978828                -
     Net assets (thousands)                                                             $40               $16                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.12%             1.18% (31)           -
     Total return                                                                    38.94%             1.69%                -


     PHOENIX-LAZARD U.S. MULTI-CAP SERIES(26)
     Accumulation units outstanding                                                  11,502            11,740                -
     Unit value                                                                   $1.294239         $1.005033                -
     Net assets (thousands)                                                             $15               $12                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.42%            17.36% (31)           -
     Total return                                                                    28.78%            (0.64%)               -

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
     PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES(28)
     Accumulation units outstanding                                                  20,884                 -                -
     Unit value                                                                   $1.252500                 -                -
     Net assets (thousands)                                                             $26                 -                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      6.15% (31)            -                -
     Total return                                                                     6.56%                 -                -


     PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES(24)
     Accumulation units outstanding                                                 118,576            29,634                -
     Unit value                                                                   $1.292493         $0.992413                -
     Net assets (thousands)                                                            $153               $29                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.78%             7.17% (31)           -
     Total return                                                                    30.24%            (5.89%)               -


     PHOENIX-LORD ABBETT MID-CAP VALUE SERIES(23)
     Accumulation units outstanding                                                  47,425             9,663                -
     Unit value                                                                   $1.245152         $1.000402                -
     Net assets (thousands)                                                             $59               $10                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.76%             1.26% (31)           -
     Total return                                                                    24.47%             3.21%                -


     PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(20)
     Accumulation units outstanding                                                 573,290           499,116          445,567
     Unit value                                                                   $0.613788         $0.507997        $0.713872
     Net assets (thousands)                                                            $352              $254             $318
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.00% (32)       (1.75%)               -
     Total return                                                                    20.83%           (28.84%)         (28.61%)


     PHOENIX-MFS INVESTORS TRUST SERIES(22)
     Accumulation units outstanding                                                  81,918            19,259                -
     Unit value                                                                   $1.011997         $0.825705                -
     Net assets (thousands)                                                             $83               $16                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.63%             2.85% (31)           -
     Total return                                                                    22.56%            (5.43%)               -

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
     PHOENIX-MFS VALUE SERIES(16)
     Accumulation units outstanding                                                 153,567            68,660           19,951
     Unit value                                                                   $1.137260         $0.910921        $1.057281
     Net assets (thousands)                                                            $175               $63              $21
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.70%             1.33%            2.46% (31)
     Total return                                                                    24.85%           (13.84%)           2.64%


     PHOENIX-NORTHERN DOW 30 SERIES(8)
     Accumulation units outstanding                                                 225,579           227,823          139,907
     Unit value                                                                   $1.000841         $0.785578        $0.929638
     Net assets (thousands)                                                            $226              $179             $130
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.67%             1.51%            2.82% (31)
     Total return                                                                    27.40%           (15.50%)          (7.03%)


     PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES(11)
     Accumulation units outstanding                                                  86,481            72,285           56,763
     Unit value                                                                   $0.875391         $0.588115        $0.942132
     Net assets (thousands)                                                             $76               $43              $53
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -           (0.01%)(31)
     Total return                                                                    48.85%           (37.58%)          (5.85%)


     PHOENIX-OAKHURST GROWTH AND INCOME SERIES(7)
     Accumulation units outstanding                                                 267,634           208,366          124,312
     Unit value                                                                   $1.042707         $0.818053        $1.055722
     Net assets (thousands)                                                            $279              $170             $131
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.17%             0.97%            2.32% (31)
     Total return                                                                    27.46%           (22.51%)           5.57%


     PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES(1)
     Accumulation units outstanding                                                 429,082           286,019          174,980
     Unit value                                                                   $1.078229         $0.899473        $1.017724
     Net assets (thousands)                                                            $463              $257             $178
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      2.81%             2.93%            2.66% (31)
     Total return                                                                    19.87%           (11.58%)           1.72%

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
     PHOENIX-OAKHURST VALUE EQUITY SERIES(3)
     Accumulation units outstanding                                                 441,053           464,194          437,538
     Unit value                                                                   $0.823592         $0.664865        $0.851643
     Net assets (thousands)                                                            $363              $309             $373
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.93%             0.91%            1.25% (31)
     Total return                                                                    23.87%           (21.93%)         (14.84%)


     PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES(26)
     Accumulation units outstanding                                                  35,206            14,335                -
     Unit value                                                                   $1.095761         $0.825194                -
     Net assets (thousands)                                                             $39               $12                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.81%            67.05% (31)           -
     Total return                                                                    32.79%            (0.40%)               -


     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
     Accumulation units outstanding                                                 320,642           245,449          209,944
     Unit value                                                                   $1.741055         $1.235028        $1.350480
     Net assets (thousands)                                                            $558              $303             $284
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.21%             0.88%            1.80%
     Total return                                                                    40.97%            (8.55%)          22.98%


     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(15)
     Accumulation units outstanding                                                 208,453            71,511           16,370
     Unit value                                                                   $1.401075         $0.973920        $1.064806
     Net assets (thousands)                                                            $292               $70              $17
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -             0.54%            4.12% (31)
     Total return                                                                    43.86%            (8.54%)           7.82%


     PHOENIX-SENECA MID-CAP GROWTH SERIES(1)
     Accumulation units outstanding                                                 168,932           168,491          217,344
     Unit value                                                                   $0.669999         $0.520064        $0.770451
     Net assets (thousands)                                                            $113               $88             $167
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.00% (32)        0.00% (32)           -
     Total return                                                                    28.83%           (32.50%)         (22.95%)

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
     PHOENIX-SENECA STRATEGIC THEME SERIES
     Accumulation units outstanding                                                 154,645           144,798          130,303
     Unit value                                                                   $0.628888         $0.458173        $0.740659
     Net assets (thousands)                                                             $97               $66              $92
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -                -
     Total return                                                                    37.26%           (34.98%)         (27.36%)


     PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES(24)
     Accumulation units outstanding                                                  22,732               542                -
     Unit value                                                                   $1.546830         $1.008475                -
     Net assets (thousands)                                                             $35                $1                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -                -
     Total return                                                                    53.38%            (9.69%)               -


AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-----------------------------------------------
     AIM V.I. CAPITAL APPRECIATION FUND(21)
     Accumulation units outstanding                                                  95,085            27,896                -
     Unit value                                                                   $0.912653         $0.704648                -
     Net assets (thousands)                                                             $87               $20                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -                -
     Total return                                                                    29.52%           (22.21%)               -


     AIM V.I. PREMIER EQUITY FUND(18)
     Accumulation units outstanding                                                  32,001            16,263            7,615
     Unit value                                                                   $0.824319         $0.659033        $0.944977
     Net assets (thousands)                                                             $26               $11               $7
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.48%             0.20%                -
     Total return                                                                    25.08%           (30.26%)           3.18%


THE ALGER AMERICAN FUND -- CLASS O SHARES
-----------------------------------------
     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
     Accumulation units outstanding                                                 234,856           144,825          183,164
     Unit value                                                                   $0.743779         $0.552073        $0.835329
     Net assets (thousands)                                                            $175               $80             $153
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.00% (32)        0.01%                -
     Total return                                                                    34.72%           (33.91%)         (15.93%)

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
FEDERATED INSURANCE SERIES
--------------------------
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II(3)
     Accumulation units outstanding                                                 512,626           460,562          177,972
     Unit value                                                                   $1.184108         $1.156737        $1.060761
     Net assets (thousands)                                                            $607              $533             $189
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      3.40%             2.67%            1.22% (31)
     Total return                                                                     2.37%             9.05%            6.08%


     FEDERATED HIGH INCOME BOND FUND II -- PRIMARY SHARES(4)
     Accumulation units outstanding                                                 326,607            84,139           79,444
     Unit value                                                                   $1.169152         $0.956640        $0.943542
     Net assets (thousands)                                                            $382               $80              $75
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      6.08%             9.26%            3.23% (31)
     Total return                                                                    22.21%             1.39%           (5.65%)


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS
--------------------------------------------------------
     VIP CONTRAFUND(R) PORTFOLIO(13)
     Accumulation units outstanding                                                 234,550            83,071           11,741
     Unit value                                                                   $1.130461         $0.880739        $0.972371
     Net assets (thousands)                                                            $265               $73              $11
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.28%             0.33%                -
     Total return                                                                    28.35%            (9.42%)           1.67%


     VIP GROWTH OPPORTUNITIES PORTFOLIO(12)
     Accumulation units outstanding                                                  63,849            31,851            8,492
     Unit value                                                                   $0.963357         $0.742979        $0.951516
     Net assets (thousands)                                                             $62               $24               $8
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.48%             0.35%                -
     Total return                                                                    29.66%           (21.92%)          (4.31%)


     VIP GROWTH PORTFOLIO(2)
     Accumulation units outstanding                                                 309,141           132,136          157,601
     Unit value                                                                   $0.739755         $0.557130        $0.798161
     Net assets (thousands)                                                            $229               $74             $126
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.13%             0.16%                -
     Total return                                                                    32.78%           (30.20%)         (20.18%)

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
     MUTUAL SHARES SECURITIES FUND(5)
     Accumulation units outstanding                                                  92,736            77,230           79,151
     Unit value                                                                   $1.120718         $0.895514        $1.015447
     Net assets (thousands)                                                            $104               $69              $80
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.07%             0.93%            0.72% (31)
     Total return                                                                    25.15%           (11.81%)           1.54%


     TEMPLETON DEVELOPING MARKETS SECURITIES FUND(11)
     Accumulation units outstanding                                                   5,048             5,160            5,275
     Unit value                                                                   $1.428629         $0.933802        $0.935164
     Net assets (thousands)                                                              $7                $5               $5
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.18%             1.40%
     Total return                                                                    52.99%            (0.15%)          (0.83%)


     TEMPLETON FOREIGN SECURITIES FUND
     Accumulation units outstanding                                                 159,917            72,735           55,215
     Unit value                                                                   $0.950837         $0.719181        $0.833099
     Net assets (thousands)                                                            $152               $52              $49
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.52%             1.72%            3.38%
     Total return                                                                    32.21%           (18.56%)         (15.99%)


     TEMPLETON GLOBAL ASSET ALLOCATION FUND(6)
     Accumulation units outstanding                                                   9,097             9,299            9,506
     Unit value                                                                   $1.139746         $0.863745        $0.903379
     Net assets (thousands)                                                             $10                $8               $9
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      2.58%             1.74%            1.43% (31)
     Total return                                                                    31.95%            (4.39%)          (9.66%)


     TEMPLETON GROWTH SECURITIES FUND (9)
     Accumulation units outstanding                                                  50,233            21,252           25,821
     Unit value                                                                   $1.060593         $0.802667        $0.984733
     Net assets (thousands)                                                             $53               $17              $25
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.15%             2.33%            6.01% (31)
     Total return                                                                    32.13%           (18.49%)          (1.53%)

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
THE RYDEX VARIABLE TRUST
------------------------
     RYDEX VARIABLE TRUST JUNO FUND(29)
     Accumulation units outstanding                                                   1,795                 -                -
     Unit value                                                                   $1.059319                 -                -
     Net assets (thousands)                                                              $2                 -                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -                -
     Total return                                                                    (4.35%)                -                -


     RYDEX VARIABLE TRUST NOVA FUND(30)
     Accumulation units outstanding                                                   8,863                 -                -
     Unit value                                                                   $1.224107                 -                -
     Net assets (thousands)                                                             $11                 -                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -                -
     Total return                                                                     9.08%                 -                -


     RYDEX VARIABLE TRUST SECTOR ROTATION FUND(30)
     Accumulation units outstanding                                                  30,833                 -                -
     Unit value                                                                   $1.161291                 -                -
     Net assets (thousands)                                                             $36                 -                -
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -                -
     Total return                                                                     1.82%                 -                -


SCUDDER INVESTMENTS VIT FUNDS -- CLASS A
----------------------------------------
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND(7)
     Accumulation units outstanding                                                 257,113           181,608          174,316
     Unit value                                                                   $0.942225         $0.706562        $0.901184
     Net assets (thousands)                                                            $242              $128             $157
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      4.18%             1.39%                -
     Total return                                                                    33.35%           (21.60%)          (9.88%)


     SCUDDER VIT EQUITY 500 INDEX FUND(16)
     Accumulation units outstanding                                                  76,240             7,542            2,180
     Unit value                                                                   $1.061470         $0.828252        $1.056437
     Net assets (thousands)                                                             $81                $6               $2
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      1.27%             3.15%                -
     Total return                                                                    28.16%           (22.31%)           0.76%

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
---------------------------------------------------------
     TECHNOLOGY PORTFOLIO(3)
     Accumulation units outstanding                                                 542,460           111,186           67,975
     Unit value                                                                   $0.355794         $0.240769        $0.471792
     Net assets (thousands)                                                            $193               $27              $32
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -           (0.01%)(31)
     Total return                                                                    47.77%           (48.97%)         (52.82%)


WANGER ADVISORS TRUST
---------------------
     WANGER FOREIGN FORTY
     Accumulation units outstanding                                                 269,731            44,486           67,514
     Unit value                                                                   $0.909040         $0.643628        $0.759827
     Net assets (thousands)                                                            $245               $29              $51
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.17%                 -            0.10%
     Total return                                                                    41.24%           (15.29%)         (26.61%)


     WANGER INTERNATIONAL SMALL CAP
     Accumulation units outstanding                                                 662,440           504,162          396,109
     Unit value                                                                   $0.998061         $0.670449        $0.778068
     Net assets (thousands)                                                            $661              $338             $308
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.27%             0.00% (31)(32)       -
     Total return                                                                    48.86%           (13.83%)         (21.27%)


     WANGER TWENTY(6)
     Accumulation units outstanding                                                  95,555            35,180           19,822
     Unit value                                                                   $1.316541         $1.007102        $1.090134
     Net assets (thousands)                                                            $126               $35              $22
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                          -                 -                -
     Total return                                                                    30.73%            (7.62%)           9.01%

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 PERIOD ENDED
                                                                                                 DECEMBER 31,
                                                                               ------------------------------------------------
SUBACCOUNT                                                                         2003              2002             2001
----------                                                                     -------------     -------------    -------------
     WANGER U.S. SMALLER COMPANIES
     Accumulation units outstanding                                                 500,011           458,192          380,414
     Unit value                                                                   $1.401444         $0.978524        $1.176238
     Net assets (thousands)                                                            $701              $448             $447
     Mortality and expense ratio                                                          -                 -                -
     Net investment income ratio                                                      0.00% (32)            -            0.01%
     Total return                                                                    43.22%           (16.81%)          11.39%











MORTALITY AND EXPENSE RATIO:
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

NET INVESTMENT INCOME RATIO:
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios include those expenses, such as mortality and expense charges, that are assessed against contract owner accounts through reductions in the unit values. These ratios exclude those expenses that are assessed against contract owner accounts through the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

TOTAL RETURN:
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(1)  From inception January 12, 2001 to December 31, 2001.    (17)  From inception December 12, 2001 to December 31, 2001.
(2)  From inception January 31, 2001 to December 31, 2001.    (18)  From inception December 14, 2001 to December 31, 2001.
(3)  From inception February 1, 2001 to December 31, 2001.    (19)  From inception January 3, 2002 to December 31, 2002.
(4)  From inception February 8, 2001 to December 31, 2001.    (20)  From inception January 23, 2002 to December 31, 2002.
(5)  From inception February 20, 2001 to December 31, 2001.   (21)  From inception February 1, 2002 to December 31, 2002.
(6)  From inception March 9, 2001 to December 31, 2001.       (22)  From inception July 9, 2002 to December 31, 2002.
(7)  From inception April 12, 2001 to December 31, 2001.      (23)  From inception September 26, 2002 to December 31, 2002.
(8)  From inception May 10, 2001 to December 31, 2001.        (24)  From inception November 27, 2002 to December 31, 2002.
(9)  From inception May 15, 2001 to December 31, 2001.        (25)  From inception December 3, 2002 to December 31, 2002.
(10)  From inception June 4, 2001 to December 31, 2001.       (26)  From inception December 26, 2002 to December 31, 2002.
(11)  From inception July 31, 2001 to December 31, 2001.      (27)  From inception February 26, 2003 to December 31, 2003.
(12)  From inception August 1, 2001 to December 31, 2001.     (28)  From inception July 28, 2003 to December 31, 2003.
(13)  From inception September 7, 2001 to December 31, 2001.  (29)  From inception October 20, 2003 to December 31, 2003.
(14)  From inception September 20, 2001 to December 31, 2001. (30)  From inception October 28, 2003 to December 31, 2003.
(15)  From inception November 13, 2001 to December 31, 2001.  (31)  Annualized.
(16)  From inception December 4, 2001 to December 31, 2001.   (32)  Net investment income ratio is less than 0.00%.

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                                                       SUBACCOUNT
                                                        ---------------------------------------------------------------------------

                                                                                              PHOENIX-ALLIANCE/   PHOENIX-ALLIANCE/
                                                                              PHOENIX-AIM        BERNSTEIN            BERNSTEIN
                                                        PHOENIX-ABERDEEN        MID-CAP           ENHANCED             GROWTH +
                                                          INTERNATIONAL          EQUITY            INDEX                VALUE
                                                             SERIES              SERIES            SERIES               SERIES
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period              116,165             17,972            214,147              48,378
Participant deposits                                               3,830             37,437             20,117              15,620
Participant transfers                                             24,864             53,699            (10,426)              1,543
Participant withdrawals                                           (3,262)            (1,701)            (4,653)             (1,869)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                    141,597            107,407            219,185              63,672
                                                        ===========================================================================

                                                          PHOENIX-DUFF &
                                                           PHELPS REAL     PHOENIX-ENGEMANN    PHOENIX-ENGEMANN    PHOENIX-GOODWIN
                                                             ESTATE             CAPITAL        SMALL & MID-CAP          MONEY
                                                           SECURITIES           GROWTH             GROWTH               MARKET
                                                             SERIES             SERIES             SERIES               SERIES
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period              118,834            678,992             17,574           1,254,606
Participant deposits                                              16,358             82,815             16,267             635,006
Participant transfers                                             46,528             (1,591)             8,747          (1,165,246)
Participant withdrawals                                           (3,566)          (134,573)              (139)           (165,850)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                    178,154            625,643             42,449             558,516
                                                        ===========================================================================

                                                         PHOENIX-GOODWIN                                            PHOENIX-KAYNE
                                                           MULTI-SECTOR      PHOENIX-JANUS      PHOENIX-KAYNE         SMALL-CAP
                                                              FIXED            FLEXIBLE            RISING              QUALITY
                                                              INCOME            INCOME            DIVIDENDS             VALUE
                                                              SERIES            SERIES             SERIES               SERIES
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period              200,389            129,184                  -                 983
Participant deposits                                              84,554             45,301             16,656              44,791
Participant transfers                                             31,031             33,010             11,463              (2,266)
Participant withdrawals                                          (44,393)            (4,018)              (353)               (513)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                    271,581            203,477             27,766              42,995
                                                        ===========================================================================

                                                          PHOENIX-LAZARD
                                                          INTERNATIONAL     PHOENIX-LAZARD     PHOENIX-LAZARD        PHOENIX-LORD
                                                              EQUITY           SMALL-CAP            U.S.                ABBETT
                                                              SELECT            VALUE            MULTI-CAP          BOND-DEBENTURE
                                                              SERIES            SERIES            SERIES               SERIES
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period                8,520             16,497             11,740                   -
Participant deposits                                              18,628             12,338                  -               3,902
Participant transfers                                             56,260              1,320                  -              17,239
Participant withdrawals                                             (955)              (489)              (238)               (257)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                     82,453             29,666             11,502              20,884
                                                        ===========================================================================

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                       SUBACCOUNT
                                                        ---------------------------------------------------------------------------

                                                           PHOENIX-LORD                          PHOENIX-MFS
                                                             ABBETT           PHOENIX-LORD        INVESTORS          PHOENIX-MFS
                                                            LARGE-CAP        ABBETT MID-CAP         GROWTH            INVESTORS
                                                             VALUE               VALUE              STOCK               TRUST
                                                             SERIES              SERIES             SERIES              SERIES
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period               29,634              9,663            499,116              19,259
Participant deposits                                              33,232             36,973             30,113              50,511
Participant transfers                                             57,248              1,317             55,601              13,751
Participant withdrawals                                           (1,538)              (528)           (11,540)             (1,603)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                    118,576             47,425            573,290              81,918
                                                        ===========================================================================

                                                                                                   PHOENIX-
                                                                                                   NORTHERN        PHOENIX-OAKHURST
                                                           PHOENIX-MFS      PHOENIX-NORTHERN      NASDAQ-100          GROWTH AND
                                                              VALUE              DOW 30            INDEX(R)            INCOME
                                                              SERIES             SERIES             SERIES             SERIES
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period               68,660            227,823             72,285             208,366
Participant deposits                                              41,310             16,207              8,938              41,373
Participant transfers                                             46,403            (13,626)             6,840              22,799
Participant withdrawals                                           (2,806)            (4,825)            (1,582)             (4,904)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                    153,567            225,579             86,481             267,634
                                                        ===========================================================================

                                                                                               PHOENIX-SANFORD      PHOENIX-SANFORD
                                                         PHOENIX-OAKHURST   PHOENIX-OAKHURST      BERNSTEIN            BERNSTEIN
                                                            STRATEGIC            VALUE             GLOBAL               MID-CAP
                                                            ALLOCATION           EQUITY            VALUE                VALUE
                                                             SERIES              SERIES            SERIES               SERIES
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period              286,019            464,194             14,335             245,449
Participant deposits                                             155,876            138,815             20,761              65,851
Participant transfers                                             (4,221)           (42,959)               733              14,929
Participant withdrawals                                           (8,592)          (118,997)              (623)             (5,587)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                    429,082            441,053             35,206             320,642
                                                        ===========================================================================

                                                         PHOENIX-SANFORD                                            PHOENIX-STATE
                                                            BERNSTEIN       PHOENIX-SENECA     PHOENIX-SENECA      STREET RESEARCH
                                                            SMALL-CAP           MID-CAP          STRATEGIC            SMALL-CAP
                                                             VALUE              GROWTH             THEME                GROWTH
                                                             SERIES             SERIES             SERIES               SERIES
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period               71,511            168,491            144,798                 542
Participant deposits                                              68,891             33,190             13,228               7,998
Participant transfers                                             70,645            (29,355)                 -              14,192
Participant withdrawals                                           (2,594)            (3,394)            (3,381)                  -
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                    208,453            168,932            154,645              22,732
                                                        ===========================================================================

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                       SUBACCOUNT
                                                        ---------------------------------------------------------------------------
                                                                                AIM V.I.
                                                             AIM V.I.           EQUITY         ALGER AMERICAN      FEDERATED FUND
                                                             CAPITAL            PREMIER          LEVERAGED             FOR U.S.
                                                           APPRECIATION         EQUITY             ALLCAP            GOVERNMENT
                                                               FUND              FUND            PORTFOLIO          SECURITIES II
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period               27,896             16,263            144,825             460,562
Participant deposits                                              44,751             16,171             69,392             207,611
Participant transfers                                             23,817                  -             27,297             (35,944)
Participant withdrawals                                           (1,379)              (433)            (6,658)           (119,603)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                     95,085             32,001            234,856             512,626
                                                        ===========================================================================


                                                          FEDERATED HIGH
                                                           INCOME BOND
                                                             FUND II--          VIP              VIP GROWTH
                                                              PRIMARY        CONTRAFUND(R)      OPPORTUNITIES         VIP GROWTH
                                                              SHARES          PORTFOLIO           PORTFOLIO            PORTFOLIO
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period               84,139             83,071             31,851             132,136
Participant deposits                                              85,709            110,924             34,065              92,747
Participant transfers                                            160,473             44,001             (1,136)             89,177
Participant withdrawals                                           (3,714)            (3,446)              (931)             (4,919)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                    326,607            234,550             63,849             309,141
                                                        ===========================================================================

                                                                               TEMPLETON
                                                                               DEVELOPING         TEMPLETON           TEMPLETON
                                                          MUTUAL SHARES         MARKETS            FOREIGN           GLOBAL ASSET
                                                            SECURITIES         SECURITIES         SECURITIES          ALLOCATION
                                                               FUND               FUND               FUND                FUND
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period               77,230              5,160             72,735               9,299
Participant deposits                                              14,590                  -             41,270                   -
Participant transfers                                              4,264                  -             48,909                   -
Participant withdrawals                                           (3,348)              (112)            (2,997)               (202)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                     92,736              5,048            159,917               9,097
                                                        ===========================================================================

                                                           TEMPLETON        RYDEX VARIABLE     RYDEX VARIABLE       RYDEX VARIABLE
                                                             GROWTH             TRUST              TRUST             TRUST SECTOR
                                                           SECURITIES           JUNO               NOVA                ROTATION
                                                              FUND              FUND               FUND                  FUND
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period               21,252                  -                  -                   -
Participant deposits                                              44,515              1,806              8,942              30,833
Participant transfers                                                  -                  -                  -                   -
Participant withdrawals                                          (15,534)               (11)               (79)                  -
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                     50,233              1,795              8,863              30,833
                                                        ===========================================================================

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2003 (CONTINUED)

                                                                                       SUBACCOUNT
                                                        ---------------------------------------------------------------------------

                                                            SCUDDER VIT       SCUDDER VIT
                                                          EAFE(R) EQUITY      EQUITY 500
                                                              INDEX             INDEX            TECHNOLOGY         WANGER FOREIGN
                                                               FUND             FUND              PORTFOLIO              FORTY
                                                        -----------------  -----------------  -----------------   -----------------
Accumulation units outstanding, beginning of period              181,608              7,542            111,186              44,486
Participant deposits                                              65,247             51,274            452,583              43,669
Participant transfers                                             15,306             18,223              9,380             184,523
Participant withdrawals                                           (5,048)              (799)           (30,689)             (2,947)
                                                        ---------------------------------------------------------------------------
Accumulation units outstanding, end of period                    257,113             76,240            542,460             269,731
                                                        ===========================================================================


                                                             WANGER                              WANGER U.S.
                                                          INTERNATIONAL         WANGER            SMALLER
                                                            SMALL CAP           TWENTY           COMPANIES
                                                        -----------------  -----------------  -----------------
Accumulation units outstanding, beginning of period              504,162             35,180            458,192
Participant deposits                                              85,110             50,150            120,156
Participant transfers                                            182,226             12,330               (508)
Participant withdrawals                                         (109,058)            (2,105)           (77,829)
                                                        -------------------------------------------------------
Accumulation units outstanding, end of period                    662,440             95,555            500,011
                                                        =======================================================

                              PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                                 SUBACCOUNT
                                                -----------------------------------------------------------------------------
                                                     PHOENIX-
                                                     ABERDEEN           PHOENIX-        PHOENIX-AIM MID-    PHOENIX-ALLIANCE/
                                                  INTERNATIONAL       ABERDEEN NEW         CAP EQUITY       BERNSTEIN GROWTH
                                                      SERIES           ASIA SERIES           SERIES          + VALUE SERIES
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                     45,732               9,491                   -               2,630
Participant deposits                                       89,894               9,703               7,789              33,790
Participant transfers                                           -               4,195              10,824              13,051
Participant withdrawals                                   (19,461)               (410)               (641)             (1,093)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                          116,165              22,979              17,972              48,378
                                                =============================================================================

                                                                        PHOENIX-         PHOENIX-DUFF &         PHOENIX-
                                                    PHOENIX-         DEUTSCHE NASDAQ       PHELPS REAL          ENGEMANN
                                                 DEUTSCHE DOW 30      100 INDEX(R)      ESTATE SECURITIES    CAPITAL GROWTH
                                                     SERIES             SERIES               SERIES              SERIES
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                    139,907              56,763              65,483             526,026
Participant deposits                                       67,964              13,532              63,778             126,272
Participant transfers                                      24,066               3,532               1,680              94,965
Participant withdrawals                                    (4,114)             (1,542)            (12,107)            (68,271)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                          227,823              72,285             118,834             678,992
                                                =============================================================================

                                                     PHOENIX-                                PHOENIX-
                                                  ENGEMANN SMALL         PHOENIX-         GOODWIN MULTI-    PHOENIX-HOLLISTER
                                                    & MID-CAP         GOODWIN MONEY        SECTOR FIXED       VALUE EQUITY
                                                  GROWTH SERIES       MARKET SERIES       INCOME SERIES          SERIES
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                      8,201           1,067,642             164,110             437,538
Participant deposits                                        7,366             272,653              30,784             157,308
Participant transfers                                       2,345            (229,621)              9,197             (83,765)
Participant withdrawals                                      (338)            143,932             (3,702)             (46,887)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                           17,574           1,254,606             200,389             464,194
                                                =============================================================================

                                                    PHOENIX-J.P.                                              PHOENIX-KAYNE
                                                  MORGAN RESEARCH     PHOENIX-JANUS                             SMALL-CAP
                                                  ENHANCED INDEX     FLEXIBLE INCOME      PHOENIX-JANUS       QUALITY VALUE
                                                      SERIES             SERIES           GROWTH SERIES          SERIES
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                    198,133              71,527             445,567                   -
Participant deposits                                       22,547              59,564              41,306                 984
Participant transfers                                           -               4,136              26,220                   -
Participant withdrawals                                    (6,533)             (6,043)            (13,977)                 (1)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                          214,147             129,184             499,116                 983
                                                =============================================================================

                              PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                 SUBACCOUNT
                                                -----------------------------------------------------------------------------
                                                   PHOENIX-LAZARD
                                                   INTERNATIONAL      PHOENIX-LAZARD     PHOENIX-LAZARD       PHOENIX-LORD
                                                   EQUITY SELECT     SMALL-CAP VALUE     U.S. MULTI-CAP     ABBETT LARGE-CAP
                                                      SERIES             SERIES              SERIES           VALUE SERIES
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                          -                   -                   -                   -
Participant deposits                                       14,476              12,156              11,760              32,079
Participant transfers                                      (5,894)              4,383                   -              (2,370)
Participant withdrawals                                       (62)                (42)                (20)                (75)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                            8,520              16,497              11,740              29,634
                                                =============================================================================

                                                   PHOENIX-LORD        PHOENIX-MFS         PHOENIX-MFS
                                                  ABBETT MID-CAP    INVESTORS GROWTH     INVESTORS TRUST        PHOENIX-MFS
                                                   VALUE SERIES       STOCK SERIES           SERIES            VALUE SERIES
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                          -                   -                   -              19,951
Participant deposits                                          990               8,868              19,108              26,522
Participant transfers                                       8,717              (3,761)                  -              23,072
Participant withdrawals                                       (44)               (120)                151                (885)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                            9,663               4,987              19,259              68,660
                                                =============================================================================

                                                     PHOENIX-            PHOENIX-
                                                 OAKHURST GROWTH         OAKHURST        PHOENIX-SANFORD    PHOENIX-SANFORD
                                                   AND INCOME           STRATEGIC       BERNSTEIN GLOBAL     BERNSTEIN MID-
                                                     SERIES         ALLOCATION SERIES     VALUE SERIES      CAP VALUE SERIES
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                    124,312             174,980                   -             209,944
Participant deposits                                      111,612             166,313                   -              48,060
Participant transfers                                     (19,708)             48,524              14,358              (7,311)
Participant withdrawals                                    (7,850)           (103,798)                (23)             (5,244)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                          208,366             286,019              14,335             245,449
                                                =============================================================================

                                                                                                              PHOENIX-STATE
                                                 PHOENIX-SANFORD     PHOENIX-SENECA       PHOENIX-SENECA     STREET RESEARCH
                                                BERNSTEIN SMALL-     MID-CAP GROWTH      STRATEGIC THEME        SMALL-CAP
                                                CAP VALUE SERIES        SERIES               SERIES           GROWTH SERIES
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                     16,370             217,344             130,303                   -
Participant deposits                                       11,851              21,434              53,891               2,248
Participant transfers                                      44,602             (62,567)              7,394              (1,696)
Participant withdrawals                                    (1,312)             (7,720)            (46,790)                (10)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                           71,511             168,491             144,798                 542
                                                =============================================================================

                              PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                 SUBACCOUNT
                                                -----------------------------------------------------------------------------
                                                   PHOENIX-VAN      AIM V.I. CAPITAL                         ALGER AMERICAN
                                                   KAMPEN FOCUS       APPRECIATION      AIM V.I. PREMIER    LEVERAGED ALLCAP
                                                  EQUITY SERIES           FUND            EQUITY FUND          PORTFOLIO
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                      5,830                   -               7,615             183,164
Participant deposits                                       15,014              23,037               8,824              37,546
Participant transfers                                           -               5,024                 338             (44,096)
Participant withdrawals                                      (383)               (165)               (514)            (31,789)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                           20,461              27,896              16,263             144,825
                                                =============================================================================

                                                  FEDERATED FUND
                                                     FOR U.S.         FEDERATED HIGH                           VIP GROWTH
                                                    GOVERNMENT         INCOME BOND      VIP CONTRAFUND(R)     OPPORTUNITIES
                                                  SECURITIES II          FUND II            PORTFOLIO           PORTFOLIO
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                    177,972              79,444              11,741               8,492
Participant deposits                                      224,873              47,873              38,988              30,402
Participant transfers                                      83,630             (29,461)             33,319                   -
Participant withdrawals                                   (25,913)            (13,717)               (977)             (7,043)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                          460,562              84,139              83,071              31,851
                                                =============================================================================

                                                                                            TEMPLETON
                                                                                           DEVELOPING           TEMPLETON
                                                    VIP GROWTH        MUTUAL SHARES          MARKETS             FOREIGN
                                                    PORTFOLIO        SECURITIES FUND     SECURITIES FUND     SECURITIES FUND
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                    157,601              79,151               5,276              55,215
Participant deposits                                       11,990              14,822                   -               6,596
Participant transfers                                     (33,839)             (5,867)                  -              13,703
Participant withdrawals                                    (3,616)            (10,876)               (116)             (2,779)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                          132,136              77,230               5,160              72,735
                                                =============================================================================

                                                                                          SCUDDER VIT
                                                     TEMPLETON          TEMPLETON        EAFE(R) EQUITY       SCUDDER VIT
                                                   GLOBAL ASSET          GROWTH              INDEX          EQUITY 500 INDEX
                                                 ALLOCATION FUND     SECURITIES FUND          FUND                FUND
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                      9,506              25,821             174,316               2,180
Participant deposits                                            -               8,059              44,143               1,571
Participant transfers                                           -              (2,786)            (33,449)              3,876
Participant withdrawals                                      (207)             (9,842)             (3,402)                (85)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                            9,299              21,252             181,608               7,542
                                                =============================================================================

                              PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2002 (CONTINUED)

                                                                                 SUBACCOUNT
                                                -----------------------------------------------------------------------------
                                                                                             WANGER
                                                    TECHNOLOGY       WANGER FOREIGN       INTERNATIONAL
                                                    PORTFOLIO            FORTY              SMALL CAP         WANGER TWENTY
                                                -----------------   -----------------   -----------------   -----------------
Units outstanding, beginning of period                     67,975              67,514             396,109              19,822
Participant deposits                                       59,407                   -             102,119              23,672
Participant transfers                                     (13,848)            (21,924)             65,274              (1,973)
Participant withdrawals                                    (2,348)             (1,104)            (59,340)             (6,341)
                                                -----------------------------------------------------------------------------
Units outstanding, end of period                          111,186              44,486             504,162              35,180
                                                =============================================================================

                                                    WANGER U.S.
                                                     SMALLER
                                                    COMPANIES
                                                -----------------
Units outstanding, beginning of period                    380,414
Participant deposits                                      102,357
Participant transfers                                      14,764
Participant withdrawals                                   (39,343)
                                                -----------------
Units outstanding, end of period                          458,192
                                                =================

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

   Policy provisions allow policyowners to borrow up to 90% of policy's cash surrender value, with interest of 6% in policy year 1 and 8% in policy years 2 and thereafter, payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account as collateral for the outstanding loan. Transfers from the account are included in participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest of 6%. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $189,347, $140,057 and $71,216 during the years ended December 31, 2003, 2002 and 2001, respectively.

   As compensation for administrative services provided to the Account, Phoenix receives an additional amount annually, equal to the greater of $60 or 0.30% of the unloaned policy value or if the policy value is greater than $100,000, 0.15% of the unloaned policy value, per contract, by a withdrawal of participant units prorated among the elected Subaccounts.

   Upon full or partial surrender of a policy, a surrender fee ranging from 0% to 9% of contract premiums depending on the inception of the contract period is deducted to compensate Phoenix for distribution expenses incurred. Surrender fees deducted and paid to Phoenix aggregated $35,048, $6,670 and $17,895 for the years ended December 31, 2003, 2002 and 2001, respectively.

   PEPCO is the principal underwriter and distributor for the Account.

   Premium taxes which currently range from 0% to 3.50% of premiums paid based on the state where the policyowner resides, are paid to Phoenix by a withdrawal of participant units.

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges each policy up to 0.80% of the average daily net assets of the Account, on an annual basis by a withdrawal of participant units prorated among the elected Subaccounts during the first ten policy years. The mortality and expense risk change drops to 0.50% beginning in policy year eleven. Unit value is not affected by mortality and expense charges.

NOTE 8--DISTRIBUTION OF NET INCOME

   The Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each Subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the Subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--MERGERS

   On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 7, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia's net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498.

   On February 14, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock ("Growth Stock") and Van Kampen Focus Equity ("Focus Equity") pursuant to an Agreement and Plan of reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 14, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock's net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity's net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the series. PVA and MFS have also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged

                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS is going to manage the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series has been renamed Phoenix-MFS Investors Growth Stock Series.

   On March 22, 2002, Janus Growth ("Growth") acquired all of the net assets of Janus Core Equity ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

   On April 5, 2002, Engemann Capital Growth ("Capital Growth") acquired all of the net assets of Engemann Nifty Fifty ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

   On April 5, 2002, Oakhurst Strategic Allocation ("Strategic Allocation") acquired all of the net assets of Oakhurst Balanced ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.

NOTE 11--MANAGER OF MANAGERS EXEMPTIVE ORDER

   The Phoenix Edge Series Fund ("PESF") and the investment advisor, Phoenix Variable Advisors, Inc. ("PVA"), have received an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA is, subject to supervision and approval of PESF's Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of PESF. PESF and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 12--MIXED AND SHARED FUNDING

   Shares of PESF are not directly offered to the public. Shares of PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of PESF may be offered to separate accounts of other insurance companies in the future.

   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in PESF or shares of another fund may be substituted.

NOTE 13--PROPOSED REORGANIZATION

   On November 11, 2003, The Board of Trustees of PESF approved a Plan of Reorganization to merge Janus Flexible Income into Goodwin Multi-Sector Fixed Income.

   If the shareholders approve the Plan of Reorganization Janus Flexible Income will transfer all or substantially all of its assets and its liabilities to Goodwin Multi-Sector Fixed Income. In exchange, shareholders of Janus Flexible Income will receive a proportional number of shares in Goodwin Multi-Sector Fixed Income. The shareholders of Janus Flexible Income must approve the Plan of Reorganization before any transaction can take place. The next meeting of the shareholders of Janus Flexible Income will be held on April 14, 2004, at which time, this matter will be submitted for a shareholder vote.

NOTE 14--OTHER

   Effective July 31, 2003, the name of the subadvisor of Northern Dow 30 and Northern Nasdaq-100 Index(R) changed to Northern Trust Investments N.A. from Northern Trust Investments, Inc.

   On October 23, 2003 the Executive Committee of the Board of Trustees of PESF approved replacement of the "Hollister" division of PIC with the "Oakhurst" division of PIC with respect to investment management of Oakhurst Value Equity. The Executive Committee also approved a name change for the Phoenix-Hollister Value Equity Series to the Phoenix-Oakhurst Value Equity Series. The Board of Trustees ratified the Executive Committee's decision at the Board of Trustees meeting on November 11, 2003. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not be affected as a result of this change.

   The Board of Trustees of PESF has approved a name change for the Phoenix-Kayne Large-Cap Core Series to the Phoenix-Kayne Rising Dividends Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not be affected as a result of this change. This change was completed on November 3, 2003.

                         REPORT OF INDEPENDENT AUDITORS


PRICEWATERHOUSECOOPERS [Logo]


To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account
(The Phoenix Edge(R)-SPVL):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (The Phoenix Edge(R)-SPVL) at December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 19, 2004

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

CUSTODIANS
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 2003 AND 2002

                                TABLE OF CONTENTS

                                                                                                                   PAGE
                                                                                                               -------------

Report of Independent Auditors............................................................................         F-3

Consolidated Balance Sheet as of December 31, 2003 and 2002...............................................         F-4

Consolidated Statement of Income and Comprehensive Income
  for the years ended 2003, 2002 and 2001.................................................................         F-5

Consolidated Statement of Cash Flows for the years ended 2003, 2002 and 2001..............................         F-6

Consolidated Statement of Changes in Stockholder's Equity
  for the years ended 2003, 2002 and 2001.................................................................         F-7

Notes to Consolidated Financial Statements................................................................       F-8 - F-45

PRICEWATERHOUSECOOPERS [logo]

--------------------------------------------------------------------------------

                                                      PRICEWATERHOUSECOOPERS LLP
                                                                100 Pearl Street
                                                          Hartford CT 06103-4508
                                                        Telephone (860) 241 7000
                                                        Facsimile (860) 241 7590



                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and Stockholder of Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income, cash flows and changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002 and for venture capital partnerships, securitized financial instruments and derivative instruments in 2001. In addition, as discussed in Note 1, the Company has revised its financial statements as of December 31, 2002 and for each of the two years in the period ended December 31, 2002.



/s/ PricewaterhouseCoopers LLP

March 9, 2004

                         PHOENIX LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                 ($ amounts in millions, except per share data)
                           DECEMBER 31, 2003 AND 2002


                                                                                                                  2002
                                                                                                 2003           RESTATED
                                                                                            ---------------  ---------------

ASSETS:
Available-for-sale debt securities, at fair value.........................................   $   13,268.8     $   11,889.5
Equity securities, at fair value..........................................................          184.0            251.9
Mortgage loans, at unpaid principal balances..............................................          284.1            468.8
Venture capital partnerships, at equity in net assets.....................................          234.9            228.6
Affiliate equity and debt securities......................................................           47.5            134.7
Policy loans, at unpaid principal balances................................................        2,227.8          2,195.9
Other investments.........................................................................          388.7            380.9
                                                                                            ---------------  ---------------
                                                                                                 16,635.8         15,550.3
Available-for-sale debt and equity securities pledged as collateral.......................        1,350.0          1,358.7
                                                                                            ---------------  ---------------
Total investments.........................................................................       17,985.8         16,909.0
Cash and cash equivalents.................................................................          382.7          1,027.8
Accrued investment income.................................................................          222.3            192.3
Premiums, accounts and notes receivable...................................................          251.8            247.3
Deferred policy acquisition costs.........................................................        1,325.7          1,201.8
Deferred income taxes.....................................................................           30.2             30.0
Goodwill and other indefinite-lived intangible assets.....................................            5.1              3.1
Other assets..............................................................................          162.0            158.0
Separate account and investment trust assets..............................................        6,083.2          4,371.2
                                                                                            ---------------  ---------------
TOTAL ASSETS..............................................................................   $   26,448.8     $   24,140.5
                                                                                            ===============  ===============

LIABILITIES:
Policy liabilities and accruals...........................................................   $   13,088.6     $   12,680.0
Policyholder deposit funds................................................................        3,642.7          3,395.7
Indebtedness..............................................................................          175.0            175.0
Other general account liabilities.........................................................          321.0            378.4
Non-recourse collateralized obligations...................................................        1,472.0          1,609.5
Separate account and investment trust liabilities.........................................        6,083.2          4,371.2
                                                                                            ---------------  ---------------
TOTAL LIABILITIES.........................................................................       24,782.5         22,609.8
                                                                                            ---------------  ---------------

MINORITY INTEREST:
MINORITY INTEREST IN NET ASSETS OF SUBSIDIARIES...........................................           27.9             19.0
                                                                                            ---------------  ---------------

STOCKHOLDER'S EQUITY:
Common stock, ($1,000 par value, 10,000 shares authorized and outstanding)................           10.0             10.0
Additional paid-in capital................................................................        1,714.9          1,714.9
Accumulated deficit.......................................................................         (127.5)          (118.6)
Accumulated other comprehensive income....................................................           41.0            (94.6)
                                                                                            ---------------  ---------------
TOTAL STOCKHOLDER'S EQUITY................................................................        1,638.4          1,511.7
                                                                                            ---------------  ---------------
TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY.............................   $   26,448.8     $   24,140.5
                                                                                            ===============  ===============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                                                                                 2002              2001
                                                                                2003           RESTATED          RESTATED
                                                                           ---------------  ---------------   ---------------

 REVENUES:
 Premiums................................................................   $    1,042.2     $    1,082.0      $    1,112.7
 Insurance and investment product fees...................................          279.8            260.9             430.0
 Investment income, net of expenses......................................        1,098.2            938.3             885.4
 Net realized investment gains (losses)..................................         (100.0)           (43.8)            136.7
                                                                           ---------------  ---------------   ---------------
 TOTAL REVENUES..........................................................        2,320.2          2,237.4           2,564.8
                                                                           ---------------  ---------------   ---------------

 BENEFITS AND EXPENSES:
 Policy benefits, excluding policyholder dividends.......................        1,454.0          1,436.1           1,406.7
 Policyholder dividends..................................................          418.8            401.8             400.1
 Policy acquisition cost amortization....................................           94.0             91.6             133.0
 Intangible asset amortization...........................................           --                0.2              24.7
 Interest expense on indebtedness........................................           12.2             12.2              20.0
 Interest expense on non-recourse collateralized obligations.............           48.9             30.5              42.3
 Demutualization expenses................................................           --               --                25.9
 Other operating expenses................................................          253.2            290.8             468.8
                                                                           ---------------  ---------------   ---------------
 TOTAL BENEFITS AND EXPENSES.............................................        2,281.1          2,263.2           2,521.5
                                                                           ---------------  ---------------   ---------------
 Income (loss) from continuing operations
   before income taxes and minority interest.............................           39.1            (25.8)             43.3
 Applicable income taxes (benefit).......................................            3.7            (15.4)            (15.3)
                                                                           ---------------  ---------------   ---------------
 Income (loss) from continuing operations before minority interest.......           35.4            (10.4)             58.6
 Minority interest in net income of subsidiaries.........................            0.5              0.6               3.7
                                                                           ---------------  ---------------   ---------------
 INCOME (LOSS) FROM CONTINUING OPERATIONS................................           34.9            (11.0)             54.9
 Loss from discontinued operations.......................................           --               --                (0.9)
                                                                           ---------------  ---------------   ---------------
 INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES............           34.9            (11.0)             54.0
 Cumulative effect of accounting changes:
 Goodwill and other intangible assets....................................           --              (10.3)             --
 Venture capital partnerships............................................           --               --               (48.8)
 Securitized financial instruments.......................................           --               --               (20.5)
 Derivative instruments..................................................           --               --                 3.9
                                                                           ---------------  ---------------   ---------------
 NET INCOME (LOSS).......................................................   $       34.9     $      (21.3)     $      (11.4)
                                                                           ===============  ===============   ===============

 COMPREHENSIVE INCOME:
 NET INCOME (LOSS).......................................................   $       34.9     $      (21.3)     $      (11.4)
 OTHER COMPREHENSIVE INCOME (LOSS).......................................          135.6           (111.8)            (14.5)
                                                                           ---------------  ---------------   ---------------
 COMPREHENSIVE INCOME (LOSS).............................................   $      170.5     $     (133.1)     $      (25.9)
                                                                           ===============  ===============   ===============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                                                                                 2002              2001
                                                                                2003           RESTATED          RESTATED
                                                                           ---------------  ---------------   ---------------

 OPERATING ACTIVITIES:
 Income (loss) from continuing operations................................   $       34.9     $      (11.0)     $       54.9
 Net realized investment (gains) losses..................................          100.0             43.8            (136.7)
 Amortization and depreciation...........................................           16.2             20.5              43.2
 Investment loss (income)................................................          (81.6)            67.2              97.4
 Deferred income taxes (benefit).........................................            4.0             (8.8)            (28.3)
 Increase in receivables.................................................          (20.9)           (50.9)            (76.9)
 Deferred policy acquisition costs (increase) decrease...................         (111.5)          (174.1)            (76.2)
 (Increase) decrease in policy liabilities and accruals..................          469.6            468.4             322.0
 Other assets and other liabilities net change...........................          (18.4)           (57.9)             62.6
                                                                           ---------------  ---------------   ---------------
 Cash from continuing operations.........................................          392.3            297.2             262.0
 Discontinued operations, net............................................          (34.3)           (53.1)            (75.1)
                                                                           ---------------  ---------------   ---------------
 CASH FROM OPERATING ACTIVITIES..........................................          358.0            244.1             186.9
                                                                           ---------------  ---------------   ---------------

INVESTING ACTIVITIES:
Investment purchases....................................................        (5,611.5)        (4,951.5)         (3,822.3)
Investment sales, repayments and maturities.............................         4,417.2          3,550.0           2,285.0
Debt and equity securities pledged as collateral purchases..............           (56.9)          (891.6)           (116.4)
Debt and equity securities pledged as collateral sales..................           171.5             96.0             127.4
Subsidiary purchases....................................................            --               --              (368.1)
Subsidiary sales........................................................            --               --               659.8
Premises and equipment additions........................................           (19.6)           (13.6)            (13.7)
Premises and equipment dispositions.....................................            --               --                --
Discontinued operations, net............................................            (6.7)            37.8              77.5
                                                                           ---------------  ---------------  ----------------
CASH (FOR) FROM INVESTING ACTIVITIES....................................        (1,106.0)        (2,172.9)         (1,170.8)
                                                                           ---------------  ---------------  ----------------

 FINANCING ACTIVITIES:
 Policyholder deposit fund receipts, net.................................          247.0          1,669.9             836.8
 Other indebtedness proceeds.............................................           --               --               180.0
 Indebtedness repayments.................................................           --               --              (144.5)
 Collateralized obligations proceeds (repayments), net...................          (99.6)           841.6              --
 Common stock issuance...................................................           --               --                10.0
 Common stock dividends paid.............................................          (44.5)          (113.8)           (132.3)
 Capital contributions from parent.......................................           --               --                78.6
 Minority interest distributions.........................................           --               --                (5.8)
 Other financing activities, net.........................................           --               --                --
                                                                          ----------------  ---------------  ----------------
 CASH FROM FINANCING ACTIVITIES..........................................          102.9          2,397.7             822.8
                                                                          ----------------  ---------------  ----------------
 CHANGE IN CASH AND CASH EQUIVALENTS.....................................         (645.1)           468.9            (161.1)
 Cash and cash equivalents, beginning of year............................        1,027.8            558.9             720.0
                                                                          ----------------  ---------------  ----------------
 CASH AND CASH EQUIVALENTS, END OF YEAR..................................  $       382.7     $    1,027.8     $       558.9
                                                                          ================  ===============  ================

Included in cash and cash equivalents above is cash pledged as collateral of $72.0 million, $57.0 million and $11.0 million at December 31, 2003, 2002 and 2001, respectively.

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                 ($ amounts in millions, except per share data)
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                                                                                 2002             2001
                                                                                2003           RESTATED         RESTATED
                                                                           ---------------  ---------------  ---------------

COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Transfer from retained earnings for common shares
   issued in demutualization (10,000 shares)............................    $       --       $       --       $     1,722.0
Contribution from parent for transfer of additional
   minimum pension liability............................................            --               14.4              --

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Net income (loss).......................................................            34.9            (21.3)            (11.4)
Common stock dividends declared.........................................           (44.5)          (113.8)           (132.3)
Transfer to common stock and additional paid-in capital
   for common shares issued in demutualization..........................            --               --            (1,722.0)
Demutualization contribution from parent................................            --               --               130.1
Policyholder cash payments and policy credits...........................            --               --               (41.5)
Equity adjustment for policyholder dividend obligation, net.............            --               --               (30.3)
Other equity adjustments................................................             0.7             --                 3.2

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive income (loss).......................................           135.6           (111.8)            (14.5)
                                                                           ---------------  ---------------  ---------------
CHANGE IN STOCKHOLDER'S EQUITY..........................................           126.7           (232.5)            (96.7)
Stockholder's equity, beginning of year.................................         1,511.7          1,744.2           1,840.9
                                                                           ---------------  ---------------  ---------------
STOCKHOLDER'S EQUITY, END OF YEAR.......................................    $    1,638.4     $    1,511.7     $     1,744.2
                                                                           ===============  ===============  ===============

The accompanying notes are an integral part of these financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ amounts in millions)
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


1. ORGANIZATION AND OPERATIONS

Phoenix Life Insurance Company and its subsidiaries (together, Phoenix Life) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. (The Phoenix Companies), a publicly traded company on the New York Stock Exchange. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. We have restated certain amounts on our Consolidated Statement of Income and Comprehensive Income and our Consolidated Balance Sheet which is further described below. Also, we have reclassified certain amounts for 2002 and 2001 to conform with 2003 presentations.

We have prepared these financial statements in accordance with generally accepted accounting principles (GAAP). In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at reporting dates and the reported amounts of revenues and expenses during the reporting periods. Actual results will differ from these estimates and assumptions. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of goodwill and other intangible assets, investments in debt and equity securities, venture capital partnerships and affiliates; pension and other postemployment benefits liabilities and accruals for contingent liabilities. Significant accounting policies are presented throughout the notes in italicized type.

In December 1999, we began the process of reorganizing and demutualizing our then principal operating company, Phoenix Home Life Mutual Insurance Company (Phoenix Home Life). We completed the process in June 2001, when all policyholder membership interests in the mutual company were extinguished and eligible policyholders of the mutual company received shares of common stock, $28.8 of cash and $12.7 of policy credits as compensation. Phoenix Home Life's retained earnings immediately following the demutualization (net of cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital valued at $1,722.0. To protect the future dividends of these policyholders, we also established a closed block for their existing policies, which we describe in
Note 2.

ACCOUNTING CHANGES

As of December 31, 2003, we adopted a new accounting standard for special purpose variable interest entities which we describe further in Note 7. We recognized no cumulative effect of accounting change in 2003 as a result of our adoption of this new accounting standard.

At the beginning of 2002, we adopted a new accounting standard for goodwill and other intangible assets and recorded the cumulative effect of the adoption as a charge to earnings. We describe the adoption of this standard further in Note 4.

At the beginning of 2001, we adopted a new accounting standard for derivative instruments and recorded the cumulative effect of the adoption as a credit to both earnings and other comprehensive income. We describe the adoption further in Note 12. Also at the beginning of 2001, we changed our accounting for venture capital partnerships to remove the lag in reporting their operating results and recorded the effect of this change as a charge to earnings. Additionally, in the beginning of the second quarter of 2001, we adopted a new accounting pronouncement for securitized financial instruments and recorded the cumulative effect of the adoption as a charge to earnings. We describe these changes further in Note 3.

Pro forma information on income (loss) from continuing operations for 2001 assuming retroactive application of the accounting changes for goodwill and other intangible assets and venture capital partnerships follows:

                                                                     2001
                                                --------------------------------
                                                                     ACTUAL
                                                  PRO FORMA         RESTATED
                                                ---------------  ---------------

Income (loss) from continuing operations......   $       65.3     $       54.9

Effective January 1, 2004, we are required to adopt the AICPA's Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1). SOP 03-1 provides guidance related to the accounting, reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as guaranteed minimum death benefits, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. This new accounting standard largely codifies our current accounting and reserving practices related to our applicable non-traditional long-duration contracts and separate accounts and, thus, our adoption is not expected to have a material effect on our financial statements.

We have restated certain 2002 and 2001 amounts on our Consolidated Statement of Income and Comprehensive Income and our Consolidated Balance Sheet with respect to our method of consolidation for several of our sponsored collateralized obligation trusts which we further describe in Note 7. Revised and originally reported amounts for select financial statement components for the years 2002 and 2001 and as of 2002 follow ($ amounts in millions, except per share data):

                                                                       2002                               2001
                                                         ---------------------------------  ---------------------------------
                                                               AS                AS               AS                AS
                                                            RESTATED          REPORTED         RESTATED          REPORTED
                                                         ---------------   ---------------  ---------------   ---------------
INCOME STATEMENT DATA
Investment income......................................   $      938.3      $      907.3     $      885.4      $      842.7
Realized investment gains (losses).....................          (43.8)            (17.5)           136.7             150.1
Interest expense on non-recourse
  collateralized obligations...........................           30.5              --               42.3              --
Net (income) loss from continuing operations...........          (11.0)             15.3             54.9              66.5
Net income (loss)......................................   $      (21.3)     $        5.0     $      (11.4)     $        1.1

BALANCE SHEET DATA
Available-for-sale equity securities...................   $      251.9      $      256.9
Available-for-sale debt and equity securities
  pledged as collateral................................        1,358.7              --
Cash and cash equivalents..............................        1,027.8             970.8
Other assets...........................................          158.0             146.8
Separate account assets................................        4,371.2              --
Separate account and investment trust assets...........           --             5,793.1
Non-recourse collateralized obligations................        1,609.5              --
Separate account liabilities...........................        4,371.2              --
Separate account and investment trust liabilities......           --             5,793.1
Minority interest in net assets of subsidiaries........           19.0               1.7
Stockholder's equity...................................   $    1,511.7      $    1,716.6

As reported 2002 and 2001, amounts reflect reclassifications related to discontinued operations and other reclassifications to conform to 2003 presentation. Reduction of December 2001 stockholder's equity due to the change in method of consolidation of $87.9 million is reflected as a decrease to 2002 opening stockholder's equity.

BUSINESS COMBINATIONS AND DISPOSITIONS

In January of 2001, Phoenix Life purchased the minority interest in Phoenix Investment Partners, Ltd. (Phoenix Investment Partners). This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold Phoenix Investment Partners and certain other subsidiaries to The Phoenix Companies. Consequently, Phoenix Life's 2001 results include 100% of the results of Phoenix Investment Partners and certain other subsidiaries through June 25, 2001. Had both these transactions been completed at the beginning of 2001, our operating results would have differed. Selected operating information on a pro forma and an actual basis for the year 2001 follows:

                                                                  2001
                                                --------------------------------
                                                                     ACTUAL
                                                  PRO FORMA         RESTATED
                                                ---------------  ---------------

Revenues......................................   $    2,182.7     $    2,564.8
Income (loss) from continuing operations......   $      (35.0)    $       54.9


2. LIFE AND ANNUITY ACTIVITIES

The Life and Annuity activities includes individual life insurance and annuity products, including universal life, variable life, term life and fixed and variable annuities. It also includes the results of our closed block, which consists primarily of participating whole life products.

PREMIUM AND FEE REVENUE AND RELATED EXPENSES

We recognize life insurance premiums, other than premiums for universal life and certain annuity contracts, as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, allow us to control exposure to potential losses arising from large risks and provide additional capacity for growth.

We recognize assets and liabilities related to reinsurance ceded contracts on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

   o On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.
   o We reinsure 80% of the mortality risk on the inforce block of the Confederation Life business we acquired in December 1997.
   o We entered into two separate reinsurance agreements in 1998 and 1999 to reinsure 80% and 60%, respectively, of the mortality risk on a substantial portion of our otherwise retained individual life insurance business.
   o We reinsure 80% to 90% of the mortality risk on certain new issues of term.
   o We reinsure 100% of guaranteed minimum death benefits on a block of variable deferred annuities issued between January 1, 1996 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefits risks on the remaining variable deferred annuity inforce that is not covered by this reinsurance arrangement.
   o We assume and cede business related to the group accident and health block in run-off. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for continuing operations for 2003, 2002 and 2001 follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Direct premiums.........................................................    $    1,092.1     $    1,104.2     $    1,145.5
Premiums assumed from reinsureds........................................            15.5             16.9              0.6
Premiums ceded to reinsurers............................................           (65.4)           (39.1)           (33.4)
                                                                           ---------------  ---------------  ---------------
PREMIUMS................................................................    $    1,042.2     $    1,082.0     $    1,112.7
                                                                           ===============  ===============  ===============
Percentage of amount assumed to net premiums............................             1.5%             1.6%             0.1%
                                                                           ===============  ===============  ===============

Direct policy benefits incurred.........................................    $      404.1     $      370.2     $      366.5
Policy benefits assumed from reinsureds.................................            34.8             27.6             17.2
Policy benefits ceded to reinsurers.....................................           (57.1)           (47.0)           (53.0)
                                                                           ---------------  ---------------  ---------------
POLICY BENEFITS.........................................................    $      381.8     $      350.8     $      330.7
                                                                           ===============  ===============  ===============

Direct life insurance inforce...........................................    $  122,591.8     $  112,842.8     $  105,517.9
Life insurance inforce assumed from reinsureds..........................           168.7            440.9             28.1
Life insurance inforce ceded to reinsurers..............................       (77,214.9)       (74,265.8)       (69,127.0)
                                                                           ---------------  ---------------  ---------------
LIFE INSURANCE INFORCE..................................................    $   45,545.6     $   39,017.9     $   36,419.0
                                                                           ===============  ===============  ===============
Percentage of amount assumed to net insurance inforce...................             0.4%             1.1%             0.1%
                                                                           ===============  ===============  ===============

Irrevocable letters of credit aggregating $57.7 million at December 31, 2003 have been arranged with commercial banks in favor of us to collateralize the ceded reserves.

VALLEY FORGE LIFE INSURANCE

In July 2002, we acquired the variable life and variable annuity business of Valley Forge Life Insurance Company (a subsidiary of CNA Financial Corporation), effective July 1, 2002. The business acquired had a total account value of $557.0 at June 30, 2002. This transaction was effected through a combination of coinsurance and modified coinsurance.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In connection with our acquisitions of the Confederation Life business (1997), we recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred acquisition costs (DAC).

We amortize DAC and PVFP based on the related policy's classification. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement); the DAC balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on our past experience, industry studies, regulatory requirements and judgments about the future. Changes in estimated gross margins and gross profits based on actual experiences are reflected as an adjustment to total amortization to date resulting in a charge or credit to earnings. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

In 2002, we revised the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a decrease in deferred policy acquisition cost amortization of $22.1 million ($14.4 million after income taxes). Also in 2002, we revised the long-term market return assumption for the variable annuity block of business from 8% to 7%. In addition, we recorded an impairment charge related to the recoverability of our deferred acquisition cost asset related to the variable annuity business. The revision in long-term market return assumption and the impairment charge resulted in a $13.5 million pre-tax ($8.8 million after income taxes) increase in policy acquisition cost amortization expense in the third quarter of 2002.

The activity in deferred policy acquisition costs for the years 2003, 2002 and 2001 follows:

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Direct acquisition costs deferred excluding acquisitions................    $      205.5     $      217.0     $      206.1
Acquisition costs recognized in Valley Forge Life acquisition...........            --               48.5             --
Costs amortized to expenses:
  Recurring costs related to operations.................................           (98.1)           (88.5)          (122.5)
(Cost) credit related to realized investment gains or losses............             4.1            (25.1)           (10.5)
  Non-recurring (cost) or credit for change in actuarial assumptions....            --               22.1             --
(Cost) or credit offsets to net unrealized investment gains or losses
  included in other comprehensive income................................            12.4            (95.9)            28.5
Equity adjustment for policyholder dividend obligation..................            --               --                3.1
                                                                           ---------------  ---------------  ---------------
Change in deferred policy acquisition costs.............................           123.9             78.1            104.7
Deferred policy acquisition costs, beginning of year....................         1,201.8          1,123.7          1,019.0
                                                                           ---------------  ---------------  ---------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR..........................    $    1,325.7     $    1,201.8     $    1,123.7
                                                                           ===============  ===============  ===============

POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies inforce. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future policy benefits for variable universal life, universal life and annuities in the accumulation phase are computed using the deposit-method which is the sum of the account balance, unearned revenue liability and liability for minimum policy benefits. Future policy benefits for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and investment earnings on their fund balances, which range from 4.0% to 6.25% as of December 31, 2003 and 4.0% to 7.0% as of December 31, 2002, less administrative and mortality charges.

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 1.0% to 12.3% as of December 31, 2003, less administrative charges.

FAIR VALUE OF INVESTMENT CONTRACTS

For purposes of fair value disclosures (Note 12), we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We valued the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we used a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 38.8% and 45.5% of the face value of total individual life insurance inforce at December 31, 2003 and 2002, respectively. The premiums on participating life insurance policies were 67.4%, 70.4% and 73.5% of total individual life insurance premiums in 2003, 2002, and 2001, respectively.

FUNDS UNDER MANAGEMENT

Activity in annuity funds under management for 2003, 2002 and 2001 follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Deposits................................................................    $    1,428.1     $    2,258.5     $    1,492.9
Performance.............................................................           865.2           (338.0)          (563.1)
Fees....................................................................           (57.7)           (58.8)           (67.3)
Benefits and surrenders.................................................          (925.3)          (777.3)          (516.6)
                                                                           ---------------  ---------------  ---------------
Change in funds under management........................................         1,310.3          1,084.4            345.9
Funds under management, beginning of year...............................         5,833.5          4,749.1          4,403.2
                                                                           ---------------  ---------------  ---------------
ANNUITY FUNDS UNDER MANAGEMENT, END OF YEAR.............................    $    7,143.8     $    5,833.5     $    4,749.1
                                                                           ===============  ===============  ===============

DEMUTUALIZATION AND CLOSED BLOCK

Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

Effective June 30, 2001, we adopted a new accounting pronouncement, which provided guidance on accounting by insurance enterprises for demutualization, including the emergence of earnings from and the financial presentation of the closed block established in connection with the demutualization. The pronouncement specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. We recorded a charge on adoption of $30.3 million to equity representing the establishment of the policyholder dividend obligation along with the corresponding effect on deferred policy acquisition costs and deferred income taxes.

As specified in the plan of reorganization, Phoenix Life established a closed block as of December 31, 1999 to preserve over time the reasonable dividend expectations of individual life and annuity policyholders for which dividends were currently being paid or were expected to be paid under the then-current dividend scale. The closed block comprises a defined limited group of policies and a defined set of assets, is governed by a set of operating rules and will continue in effect as long as any policy in the closed block remains in effect.

Phoenix Life allocated assets to the closed block in an amount we believed sufficient to produce cash flows which, together with anticipated premiums and other revenues from the policies included in the closed block, we expect to support payment of obligations relating to these policies. These obligations include the payment of claims, certain expenses, taxes and policyholder dividends, which we estimated to continue at rates in effect for 2000.

We use the same accounting principles to account for the participating policies included in the closed block as we used prior to the date of demutualization. The only accounting policy difference is the establishment of the policyholder dividend obligation, described below.

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

As closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earning contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

Summarized information on closed block assets and liabilities as of December 31, 2003 and 2002 and inception (December 31, 1999) follows ($ amounts in millions):

                                                                                2003             2002           INCEPTION
                                                                           ---------------  ---------------  ----------------

Debt securities.........................................................    $    6,906.4     $    6,431.1     $    4,773.1
Equity securities.......................................................            82.9             --               --
Mortgage loans..........................................................           228.5            373.2            399.0
Venture capital partnerships............................................            38.6              0.8             --
Policy loans............................................................         1,386.8          1,399.0          1,380.0
Other invested assets...................................................            46.7             --               --
                                                                           ---------------  ---------------  ----------------
Total closed block investments..........................................         8,689.9          8,204.1          6,552.1
Cash and cash equivalents...............................................            40.5            187.1             --
Accrued investment income...............................................           120.2            110.9            106.8
Receivables.............................................................            43.0             42.1             35.2
Deferred income taxes...................................................           377.0            402.7            389.4
Other closed block assets...............................................            62.3             45.2              6.2
                                                                           ---------------  ---------------  ----------------
TOTAL CLOSED BLOCK ASSETS...............................................         9,332.9          8,992.1          7,089.7
                                                                           ---------------  ---------------  ----------------
Policy liabilities and accruals.........................................         9,723.1          9,449.0          8,301.7
Policyholder dividends payable..........................................           369.8            363.4            325.1
Policyholder dividend obligation........................................           519.2            547.3             --
Other closed block liabilities..........................................            63.0             24.2             12.3
                                                                           ---------------  ---------------  ----------------
TOTAL CLOSED BLOCK LIABILITIES..........................................        10,675.1         10,383.9          8,639.1
                                                                           ---------------  ---------------  ----------------
EXCESS OF CLOSED BLOCK LIABILITIES OVER CLOSED BLOCK ASSETS.............    $    1,342.2     $    1,391.8     $    1,549.4
                                                                           ===============  ===============  ================

Closed block revenues and expenses and changes in the policyholder dividend obligation, all for the cumulative period from inception through December 31, 2003, the years 2003 and 2002 follow ($ amounts in millions):

                                                                             CUMULATIVE
                                                                                FROM
                                                                             INCEPTION           2003             2002
                                                                           ---------------  ---------------  ---------------


Premiums................................................................    $    4,238.1     $    1,000.1     $    1,043.2
Net investment income...................................................         2,211.2            573.1            562.0
Net realized investment losses..........................................           (89.1)            (9.4)           (49.3)
                                                                           ---------------  ---------------  ---------------
TOTAL REVENUES..........................................................         6,360.2          1,563.8          1,555.9
                                                                           ---------------  ---------------  ---------------
Policy benefits, excluding dividends....................................         4,360.5          1,058.0          1,079.4
Other operating expenses................................................            49.0             10.0             10.3
                                                                           ---------------  ---------------  ---------------
Total benefits and expenses, excluding policyholder dividends...........         4,409.5          1,068.0          1,089.7
                                                                           ---------------  ---------------  ---------------
Closed block contribution to income before dividends and income taxes...         1,950.7            495.8            466.2
Policyholder dividends..................................................         1,596.3            419.4            400.7
                                                                           ---------------  ---------------  ---------------
Closed block contribution to income before income taxes.................           354.4             76.4             65.5
Applicable income taxes.................................................           124.5             26.8             22.6
                                                                           ---------------  ---------------  ---------------
CLOSED BLOCK CONTRIBUTION TO INCOME.....................................    $      229.9     $       49.6     $       42.9
                                                                           ===============  ===============  ===============

Policyholder dividends provided through earnings........................    $    1,641.5     $      419.4     $      400.7
Policyholder dividends provided through other comprehensive income......           432.7            (45.5)           369.4
                                                                           ---------------  ---------------  ---------------
ADDITIONS TO POLICYHOLDER DIVIDEND LIABILITIES..........................         2,074.2            373.9            770.1
POLICYHOLDER DIVIDENDS PAID.............................................        (1,510.3)          (395.6)          (383.9)
                                                                           ---------------  ---------------  ---------------
Change in policyholder dividend liabilities.............................           563.9            (21.7)           386.2
Policyholder dividend liabilities, beginning of period..................           325.1            910.7            524.5
                                                                           ---------------  ---------------  ---------------
Policyholder dividend liabilities, end of period........................           889.0            889.0            910.7
Less: policyholder dividends payable, end of period.....................           369.8            369.8            363.4
                                                                           ---------------  ---------------  ---------------
POLICYHOLDER DIVIDEND OBLIGATION, END OF PERIOD.........................    $      519.2     $      519.2     $      547.3
                                                                           ===============  ===============  ===============

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. We recognize investment earnings on these invested assets, less deferred policy acquisition cost amortization and allocated expenses, as an additional source of earnings to our stockholders.


3. INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

We classify our debt and equity securities as available-for-sale and report them in our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities).

See Note 7 for information on available-for-sale debt and equity securities pledged as collateral.

Fair value and cost of our debt securities at December 31, 2003 and 2002 follows:

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

U.S. government and agency.............................   $      755.2      $      714.5     $      457.0     $      426.7
State and political subdivision........................          510.3             468.4            534.7            481.9
Foreign government.....................................          260.4             239.0            183.9            168.4
Corporate..............................................        6,763.4           6,408.2          5,485.2          5,138.7
Mortgage-backed........................................        3,097.5           2,963.4          3,099.9          2,901.9
Other asset-backed.....................................        1,882.0           1,863.6          2,128.8          2,094.1
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES........................................   $   13,268.8      $   12,657.1     $   11,889.5     $   11,211.7
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block.................   $    6,906.4      $    6,471.1     $    6,431.1     $    5,952.9
                                                         ===============   ===============  ===============  ===============

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

For 2003 and 2002, net investment income was lower by $10.4 million and $6.2 million, respectively, due to non-income producing debt securities. Of these amounts, $5.5 million and $5.2 million, respectively, related to the closed block.

Fair value and cost of our general account equity securities as of December 31, 2003 and 2002 follow ($ amounts in millions):

                                                                      2003                               2002
                                                          FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------

Hilb, Rogal and Hamilton (HRH) common stock............   $       --        $       --       $       11.1     $        2.6
GE Life and Annuity Assurance and
  GE Group Life Assurance common stock.................           --                --               60.5             50.4
Lombard International Assurance, S.A...................           41.1              41.1             33.8             33.8
PXRE Group common stock................................           --                --               27.7              9.4
Other equity securities................................          142.9             127.3            118.8            112.4
                                                         ---------------   ---------------  ---------------  ---------------
EQUITY SECURITIES......................................   $      184.0      $      168.4     $      251.9     $      208.6
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block.................   $       82.9      $       75.0     $       --       $       --
                                                         ===============   ===============  ===============  ===============

In the fourth quarter of 2003, we sold our 3.0% and 3.1% equity interests in two life insurance subsidiaries of General Electric Company for $72.0 million and realized a gain of $21.6 million ($14.0 million after income taxes). Also in that quarter, we sold our 9.3% equity interest in PXRE Group Ltd., a property catastrophe reinsurer, for $23.1 million and realized a gain of $13.7 million ($8.9 million after income taxes).

Lombard International Assurance, S.A. (Lombard) is a pan-European life insurance company, based in Luxembourg, which writes unit-linked life assurance policies for high-net-worth private investors. We own 12% of Lombard's ordinary shares and Aberdeen owns an additional 15% of Lombard's ordinary shares.

Hilb, Rogal and Hamilton Company (HRH) is a Virginia-based property and casualty insurance and employee benefit products distributor, traded on the New York Stock Exchange; we owned 6.4% of its common shares, as well as convertible debt securities, and, prior to November 2002, we had a contractual right to designate two nominees for election to its board of directors. In November 2002, we completed a transaction where it is no longer appropriate to consider HRH as an affiliate for accounting and reporting purposes.

Our ownership of HRH included common stock and convertible notes, which we received when we sold our property and casualty insurance distribution business to HRH in 1999. The common stock and the notes, if converted, would have represented 16.8% of HRH's common stock outstanding.

On November 12, 2002, we converted our HRH note into shares of HRH common stock, when our total HRH holdings had a total fair value of $167.1. On the following day, we sold shares of HRH common stock to The Phoenix Companies for $157.4.

As a result of these transactions, we recorded a gross realized investment gain of $107.1 in 2002. Net of offsets for applicable deferred policy acquisition costs, our realized gain was $38.8. We calculated our gains using the specific identification of the securities sold.

In 2003, we sold our remaining shares of HRH common stock in the open market for $9.4 million and recorded a gross realized investment gain of $6.9 million ($4.5 million after income taxes).

Gross and net unrealized gains and losses from our general account's debt and equity securities as of December 31, 2003 and 2002 follow ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                             GAINS             LOSSES           GAINS            LOSSES
                                                         ---------------   ---------------  ---------------  ---------------

U.S. government and agency.............................   $       44.0      $       (1.5)    $       30.5     $       (0.2)
State and political subdivision........................           43.5              (1.6)            53.1             (0.3)
Foreign government.....................................           23.2              (1.8)            20.2             (4.7)
Corporate..............................................          400.4             (47.0)           442.8            (96.3)
Mortgage-backed........................................          143.4              (9.3)           198.5             (0.5)
Other asset-backed.....................................           55.6             (37.2)            85.0            (50.3)
                                                         ---------------   ---------------  ---------------  ---------------
Debt securities gains and losses.......................   $      710.1      $      (98.4)    $      830.1     $     (152.3)
                                                         ===============   ===============  ===============  ===============
DEBT SECURITIES NET GAINS..............................   $      611.7                       $      677.8
                                                         ===============                    ===============

Hilb, Rogal and Hamilton common stock..................   $       --        $       --       $        8.5     $       --
GE Life and Annuity Assurance and
  GE Group Life Assurance common stock.................           --                --               10.1             --
PXRE Group common stock................................           --                --               18.3             --
Other equity securities................................           17.4              (1.8)            21.8            (15.4)
                                                         ---------------   ---------------  ---------------  ---------------
Equity securities gains and losses.....................   $       17.4      $       (1.8)    $       58.7     $      (15.4)
                                                         ===============   ===============  ===============  ===============
EQUITY SECURITIES NET GAINS............................   $       15.6                       $       43.3
                                                         ===============                    ===============

The aging of temporarily impaired general account debt and equity securities as of December 31, 2003 is as follows ($ amounts in millions):

                                               LESS THAN 12 MONTHS       GREATER THAN 12 MONTHS               TOTAL
                                            --------------------------- --------------------------- ---------------------------
                                                FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
                                                VALUE        LOSSES        VALUE         LOSSES        VALUE         LOSSES
                                            ------------- ------------- ------------- ------------- ------------- -------------
DEBT SECURITIES
U.S. government and agency................   $     90.2    $     (1.5)   $     --      $     --      $     90.2    $     (1.5)
State and political subdivision...........         63.8          (1.6)         --            --            63.8          (1.6)
Foreign government........................         14.6          (1.8)         --            --            14.6          (1.8)
Corporate.................................        915.9         (31.5)        193.6         (15.5)      1,109.5         (47.0)
Mortgage-backed...........................        640.7          (9.3)          1.5          --           642.2          (9.3)
Other asset-backed........................        240.4         (10.6)        135.4         (26.6)        375.8         (37.2)
                                            ------------- ------------- ------------- ------------- ------------- -------------
DEBT SECURITIES...........................   $  1,965.6    $    (56.3)   $    330.5    $    (42.1)   $  2,296.1    $    (98.4)
COMMON STOCK..............................         21.1          (1.2)          3.7          (0.6)         24.8          (1.8)
                                            ------------- ------------- ------------- ------------- ------------- -------------
TOTAL TEMPORARILY IMPAIRED SECURITIES.....   $  1,986.7    $    (57.5)   $    334.2    $    (42.7)   $  2,320.9    $   (100.2)
                                            ============= ============= ============= ============= ============= =============

AMOUNTS INSIDE THE CLOSED BLOCK...........   $    957.0    $    (31.2)   $    150.0    $    (17.7)   $  1,107.0    $    (48.9)
                                            ============= ============= ============= ============= ============= =============

AMOUNTS OUTSIDE THE CLOSED BLOCK..........   $  1,029.7    $    (26.3)   $    184.2    $    (25.0)   $  1,213.9    $    (51.3)
                                            ============= ============= ============= ============= ============= =============

AMOUNTS OUTSIDE THE CLOSED BLOCK
  THAT ARE BELOW INVESTMENT GRADE.........   $     39.8    $     (3.0)   $     53.3    $    (11.9)   $     93.1    $    (14.9)
                                            ============= ============= ============= ============= ============= =============
AFTER OFFSETS FOR DEFERRED ACQUISITION
  COST ADJUSTMENT AND TAXES...............                 $     (1.3)                 $     (4.9)                 $     (6.2)
                                                          =============               =============               =============

Below investment grade debt securities outside the closed block with a fair value less than 80% of the security's amortized cost totals $5.3 million at December 31, 2003, $4.8 million ($2.0 million after offsets for taxes and deferred policy acquisition cost amortization) of which has been in an unrealized loss for greater than 12 months.

Below investment grade debt securities held in the closed block with a fair value of less than 80% of the securities' amortized cost totals $10.2 million at December 31, 2003, $7.0 million ($0 after offsets for change in policy dividend obligation) of which has been in an unrealized loss for greater than 12 months.

These securities are considered to be temporarily impaired at December 31, 2003 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms.

MORTGAGE LOANS AND REAL ESTATE

We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired mortgages. We consider a mortgage loan to be impaired if we believe it is probable that we will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. We do not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful.

For purpose of fair value disclosures (Note 12), we estimated the fair value of mortgage loans by discounting the present value of scheduled loan payments. We based the discount rate on the comparable U.S. Treasury rates for loan durations plus spreads of 130 to 800 basis points, depending on our internal quality ratings of the loans. For in-process-of-foreclosure or defaulted loans, we estimated fair value as the lower of the underlying collateral value or the loan balance.

Our mortgage loans are diversified by property type, location and borrower. Mortgage loans are collateralized by the related properties and are generally no greater than 75% of the properties' value at the time the loans are originated. The carrying value of our investments in mortgage loans by property type and their fair value at December 31, 2003 and 2002 follows ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                            CARRYING                           CARRYING
                                                             VALUE           FAIR VALUE         VALUE          FAIR VALUE
                                                         ---------------   ---------------  ---------------  ---------------
PROPERTY TYPE
Apartment buildings....................................   $      105.1      $      106.7     $      159.0     $      160.3
Office buildings.......................................           49.0              49.7            131.5            132.6
Retail stores..........................................          109.0             110.7            151.5            152.7
Industrial buildings...................................           33.7              34.2             42.2             42.5
Other..................................................            0.1               0.1              0.1              0.1
                                                         ---------------   ---------------  ---------------  ---------------
Subtotal...............................................          296.9             301.4            484.3            488.2
Less: valuation allowances.............................           12.8              --               15.5             --
                                                         ---------------   ---------------  ---------------  ---------------
MORTGAGE LOANS.........................................   $      284.1      $      301.4     $      468.8     $      488.2
                                                         ===============   ===============  ===============  ===============

Amounts applicable to the closed block.................   $      228.5      $      242.4     $      373.2     $      388.6
                                                         ===============   ===============  ===============  ===============

The carrying values of delinquent and in-process-of-foreclosure mortgage loans as of December 31, 2003 and 2002 were $0.0 million and $5.6 million, respectively. The carrying values of mortgage loans on which the payment terms have been restructured or modified were $25.8 million and $29.5 million as of December 31, 2003 and 2002, respectively. We have provided valuation allowances for delinquent, in-process-of-foreclosure and restructured or modified mortgage loans.

Activity in the valuation allowance, which has been deducted in arriving at mortgage loan carrying value, for 2003, 2002 and 2001 follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Valuation allowance, beginning of year..................................    $       15.5     $       15.0     $        9.1
Additions charged to income.............................................             0.8              0.6              6.1
Deductions for write-offs and disposals.................................            (3.5)            (0.1)            (0.2)
                                                                           ---------------  ---------------  ---------------
VALUATION ALLOWANCE, END OF YEAR........................................    $       12.8     $       15.5     $       15.0
                                                                           ===============  ===============  ===============

Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.0 million, $3.5 million and $3.6 million in 2003, 2002 and 2001, respectively. Actual interest income on these loans included in net investment income was $2.3 million, $2.7 million and $2.4 million in 2003, 2002 and 2001, respectively. The amount of interest foregone by non-income producing mortgage loans was $0.0 million for 2003 and $0.6 million for 2002. There were no non-income producing mortgage loans during 2001.

VENTURE CAPITAL PARTNERSHIPS

We invest as a limited partner in venture capital limited partnerships. Generally, these partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds. We also have direct equity investments in leveraged buyouts and corporate acquisitions.

We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships and estimating the earnings for any lag in reporting. Effective January 1, 2001, we changed our accounting for venture capital partnership earnings to eliminate the quarterly lag in information provided to us. We did this by estimating the change in our share of partnership earnings for the quarter. This change resulted in a $75.1 million charge ($48.8 million charge after income taxes), representing the cumulative effect of this accounting change on the fourth quarter of 2000.

To estimate the net equity in earnings of the venture capital partnerships for each quarter, we developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, we used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, we applied a public industry sector index to roll the value forward each quarter. We apply this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). Our methodology recognizes downward adjustments based on the indices, but limits upward adjustments to the amounts previously reported by the partnerships. In addition, we annually revise the valuations we have assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships.

Our venture capital earnings are subject to variability.

The components of net investment income related to venture capital partnerships for 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Net realized gains (losses) on partnership cash and stock distributions.    $       17.4     $       (4.7)    $       17.8
Net unrealized gains (losses) on partnership investments................            38.2            (47.2)           (95.9)
Partnership operating expenses..........................................            (6.6)            (7.4)            (6.4)
                                                                           ---------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)............................................    $       49.0     $      (59.3)    $      (84.5)
                                                                           ===============  ===============  ===============

Amounts applicable to the closed block..................................    $       12.8     $       --       $       --
                                                                           ===============  ===============  ===============
Amounts applicable to the Venture Capital segment.......................    $       36.2     $      (59.3)    $      (84.5)
                                                                           ===============  ===============  ===============

As indicated above, we record our equity in earnings of venture capital partnerships based on the most recent financial information and by estimating the earnings for any lag in partnership reporting. As a result, the effect of our adjusting our estimates to actual results reflected in partnership financial statements was to increase net investment income as follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Closed block............................................................    $       --       $       --       $       --
Venture Capital segment.................................................            33.4             12.8             --
                                                                           ---------------  ---------------  ---------------
TOTAL...................................................................    $       33.4     $       12.8     $       --
                                                                           ===============  ===============  ===============

Investment activity in venture capital partnerships for the years 2003, 2002 and 2001 and unfunded commitments as of December 31, 2003, 2002 and 2001 follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Contributions...........................................................    $       41.3     $       43.0     $       47.0
Equity in earnings (losses) of partnerships.............................            49.0            (59.3)           (84.5)
Cumulative effect of accounting change..................................            --               --              (75.1)
Distributions...........................................................           (43.6)           (41.7)           (63.0)
Proceeds from sale of partnership interests.............................           (26.1)            --               --
Realized loss on sale of partnership interests..........................           (14.3)            (5.1)            --
                                                                           ---------------  ---------------  ---------------
Change in venture capital partnerships..................................             6.3            (63.1)          (175.6)
Venture capital partnership investments, beginning of period............           228.6            291.7            467.3
                                                                           ---------------  ---------------  ---------------
VENTURE CAPITAL PARTNERSHIP INVESTMENTS, END OF PERIOD..................    $      234.9     $      228.6     $      291.7
                                                                           ===============  ===============  ===============

Unfunded commitments, end of period.....................................    $      125.0     $      154.7     $      166.8
                                                                           ===============  ===============  ===============

Amounts applicable to the closed block:
Venture capital partnerships............................................    $       38.6     $        0.8     $       --
                                                                           ===============  ===============  ===============
Unfunded commitments....................................................    $       48.3     $       23.4     $       --
                                                                           ===============  ===============  ===============

Amounts applicable to Venture Capital segment:
Venture capital partnerships............................................    $      196.3     $      227.8     $      291.7
                                                                           ===============  ===============  ===============
Unfunded commitments....................................................    $       76.7     $      131.3     $      166.8
                                                                           ===============  ===============  ===============

In February 2003, we sold a 50% interest in certain of our venture capital partnerships to an outside party and transferred the remaining 50% interest to our closed block. The carrying value of the partnerships sold and transferred totaled $52.2 million after realizing a loss of $5.1 million in 2002 and $14.3 million in 2003 to reflect the proceeds received. The unfunded commitments of the partnerships sold and transferred totaled $27.2 million; the outside party and the closed block will each fund half of these commitments.

AFFILIATE EQUITY AND DEBT SECURITIES

Our investments in affiliate equity and debt securities represent investments in operating entities in which we own less than a majority of the outstanding common stock and where we exercise significant influence over the operating and financial policies of the companies. We use the equity method of accounting for our investments in common stock of these affiliates; we use fair value to report our investments in these affiliates' debt securities.

We evaluate our equity method investments for an other than temporary impairment at each balance sheet date considering quantitative and qualitative factors including quoted market price of underlying equity securities, the duration the carrying value is in excess of fair value and historical and projected earnings and cash flow capacity.

Carrying value and cost of affiliate equity securities and affiliate debt securities (which are included in the debt securities caption) as of December 31, 2003 and 2002 follows ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                            CARRYING                           CARRYING
                                                             VALUE              COST            VALUE             COST
                                                         ---------------   ---------------  ---------------  ---------------

Aberdeen common stock..................................   $       38.3      $       20.0     $      119.3     $      109.1
Other..................................................            9.2              18.9             15.4             26.5
                                                         ---------------   ---------------  ---------------  ---------------
AFFILIATE EQUITY SECURITIES............................   $       47.5      $       38.9     $      134.7     $      135.6
                                                         ===============   ===============  ===============  ===============

Aberdeen 7.5% convertible notes........................   $       27.5      $       27.5     $       37.5     $       37.5
Aberdeen 5.875% convertible notes......................           --                --               15.2             19.0
                                                         ---------------   ---------------  ---------------  ---------------
AFFILIATE DEBT SECURITIES..............................   $       27.5      $       27.5     $       52.7     $       56.5
                                                         ===============   ===============  ===============  ===============

Sources of equity in earnings from affiliate equity securities and interest earned from affiliate debt securities (included in the debt securities caption) for 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Aberdeen common stock dividends.........................................    $        2.7     $        3.8     $        6.3
Equity in Aberdeen undistributed income (loss)..........................            --                2.3             (0.5)
HRH common stock dividends..............................................            --                0.5              0.6
Equity in HRH undistributed income......................................            --                2.5              1.9
Other...................................................................            (2.7)            (3.2)            (0.1)
                                                                           ---------------  ---------------  ---------------
AFFILIATE EQUITY SECURITIES INVESTMENT INCOME...........................    $       --       $        5.9     $        8.2
                                                                           ===============  ===============  ===============

Aberdeen convertible notes and bonds....................................    $        2.5     $        3.8     $        2.6
Aberdeen 5.875% convertible notes.......................................             0.1              1.3              1.7
                                                                           ---------------  ---------------  ---------------
AFFILIATE DEBT SECURITIES INVESTMENT INCOME.............................    $        2.6     $        5.1     $        4.3
                                                                           ===============  ===============  ===============

ABERDEEN. We own 38,100,000 shares of Aberdeen common stock, which represent 16.2% of its outstanding shares as of December 31, 2003 (22% at December 31, 2002). We purchased these shares between 1996 and 2001 (at a total cost of $109.1 million). During the second quarter of 2003, we recorded a charge of $89.1 million ($55.0 million after income taxes) related to an other-than-temporary impairment of our equity investment in Aberdeen. The fair value of our Aberdeen common stock, based on the London Stock Exchange closing market prices, was $67.5 million, $54.4 million and $43.6 million as of March 31, 2004, December 31, 2003 and 2002, respectively.

We also own $27.5 million in 7.5% Aberdeen convertible subordinated notes issued in 1996. The notes mature on March 29, 2004, subject to two six-month extensions at Aberdeen's option with an increase in the interest rate to at least 8.0%. Subsequent to year-end, Aberdeen elected to extend the maturity of these notes for six months with an increase in the interest rate to 8.0%. The conversion price for the notes is in excess of Aberdeen's common stock price as of December 31, 2003. During 2003, we received principal payments of $10.0 million on the notes. Also, during the fourth quarter of 2003, we sold [pound] 13.0 million ($19.0 million) in Aberdeen 5.875% convertible bonds and realized a gain of $0.7 million.

POLICY LOANS AND OTHER INVESTED ASSETS

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. For purposes of fair value disclosures (Note 12), we estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments primarily include leveraged lease investments and other partnership and joint venture interests. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests.

Our derivative instruments primarily include interest rate swap agreements. We report these contracts at fair values, which are based on current settlement values. These values are determined by brokerage quotes that utilize pricing models or formulas based on current assumptions for the respective agreements.

Other invested assets as of December 31, 2003 and 2002 follow ($ amounts in millions):

                                                                                                 2003             2002
                                                                                            ---------------  ---------------

Transportation and other equipment leases.................................................   $       68.7     $       66.0
Separate account equity investments.......................................................           49.2             36.0
Mezzanine partnerships....................................................................           50.9             45.4
Affordable housing partnerships...........................................................           24.8             25.7
Derivative instruments (Note 12)..........................................................           30.0             37.1
Other affiliate investments...............................................................           20.3             35.5
Real estate...............................................................................           64.0             69.6
Other partnership interests...............................................................           80.8             65.6
                                                                                            ---------------  ---------------
OTHER INVESTED ASSETS.....................................................................   $      388.7     $      380.9
                                                                                            ===============  ===============

Amounts applicable to the closed block....................................................   $       46.7     $       --
                                                                                            ===============  ===============

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains and losses on asset dispositions and when declines in fair value of debt and equity securities are considered to be other-than-temporarily impaired. The cost basis of these written down investments is adjusted to fair value at the date the determination of impairment is made and the new cost basis is not changed for subsequent recoveries in value. The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses, are each reported separately as components of net income.

Effective April 1, 2001, we adopted a new accounting pronouncement for securitized financial instruments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine if there has been an other-than-temporary decline in value. Upon adoption of this pronouncement, we recorded a $31.6 million charge ($20.5 million charge after income taxes) as the cumulative effect of an accounting change.

Sources of net investment income for the years 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Debt securities.........................................................    $      767.0     $      734.1     $      681.9
Equity securities.......................................................             2.1              3.9              5.2
Mortgage loans..........................................................            32.6             40.4             45.0
Venture capital partnerships............................................            49.0            (59.3)           (84.5)
Affiliate equity securities.............................................            --                5.9              8.2
Policy loans............................................................           171.7            171.8            168.6
Other investments.......................................................            35.0             17.1             23.2
Cash and cash equivalents...............................................             6.8             10.8             15.2
                                                                           ---------------  ---------------  ---------------
Total investment income.................................................         1,064.2            924.7            862.8
Less:  investment expenses..............................................            18.2             17.4             20.2
                                                                           ---------------  ---------------  ---------------
NET INVESTMENT INCOME, GENERAL ACCOUNT INVESTMENTS......................         1,046.0            907.3            842.6
Debt and equity securities pledged as collateral (Note 7)...............            52.2             31.0             42.8
                                                                           ---------------  ---------------  ---------------
NET INVESTMENT INCOME...................................................    $    1,098.2     $      938.3     $      885.4
                                                                           ===============  ===============  ===============

Amounts applicable to the closed block..................................    $      573.1     $      562.0     $      281.1
                                                                           ===============  ===============  ===============

Sources of realized investment gains (losses) for 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Debt security impairments...............................................    $      (76.1)    $     (114.3)    $      (46.1)
Equity security impairments.............................................            (4.3)            (9.8)            --
Mortgage loan impairments...............................................            (4.1)            (0.6)            (6.1)
Venture capital partnership impairments.................................            (4.6)            (5.1)            --
Affiliate equity security impairments...................................           (96.9)            --               --
Other invested asset impairments........................................           (16.5)           (22.0)            (3.7)
Debt and equity securities pledged as collateral impairments............            (8.3)           (34.9)           (39.0)
                                                                           ---------------  ---------------  ---------------
IMPAIRMENT LOSSES.......................................................          (210.8)          (186.7)           (94.9)
                                                                           ---------------  ---------------  ---------------
Debt security transaction gains.........................................            93.7             92.6             53.2
Debt security transaction losses........................................           (28.9)           (45.9)           (31.5)
Equity security transaction gains.......................................            58.8            116.3             12.2
Equity security transaction losses......................................           (11.2)           (22.4)           (21.0)
Mortgage loan transaction gains (losses)................................            (1.3)             0.2              7.1
Venture capital partnership transaction losses..........................            (9.7)            --               --
Other invested asset transaction gains (losses).........................             9.4              2.1            211.6
                                                                           ---------------  ---------------  ---------------
NET TRANSACTION GAINS...................................................           110.8            142.9            231.6
                                                                           ---------------  ---------------  ---------------
NET REALIZED INVESTMENT LOSSES..........................................    $     (100.0)    $      (43.8)    $      136.7
                                                                           ---------------  ---------------  ---------------

Net realized investment losses..........................................    $     (100.0)    $      (43.8)    $      136.7
                                                                           ---------------  ---------------  ---------------
Applicable closed block policyholder
  dividend obligation (reduction).......................................            (5.9)           (40.3)           (15.4)
Applicable deferred policy acquisition costs (benefit)..................            (4.1)            25.1             10.5
Applicable deferred income tax benefit..................................           (36.3)            (0.5)            53.4
                                                                           ---------------  ---------------  ---------------
Offsets to realized investment losses...................................           (46.3)           (15.7)            48.5
                                                                           ---------------  ---------------  ---------------
NET REALIZED INVESTMENT LOSSES INCLUDED IN NET INCOME...................    $      (53.7)    $      (28.1)    $       88.2
                                                                           ===============  ===============  ===============

Included in realized impairment losses on debt and equity securities pledged as collateral above, are impairments relating to our direct investments in the consolidated collateralized obligation trusts of $5.9 million, $8.6 million and $26.5 million for 2003, 2002 and 2001, respectively.

In February 2004, we announced the execution of an agreement to sell our Enfield, Connecticut office facility which sale is expected to close in the second quarter of 2004. We have recorded a $6.2 million ($4.0 million after-tax) realized impairment loss in the fourth quarter of 2003.

UNREALIZED INVESTMENT GAINS (LOSSES)

We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. These gains and losses are reported as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable deferred income taxes.

Sources of net unrealized investment gains (losses) for 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Debt securities.........................................................    $      (66.1)    $      404.1     $      200.3
Equity securities.......................................................           (27.7)            22.8            (23.8)
Debt and equity securities pledged as collateral........................           116.4             42.6            (44.6)
Other investments.......................................................             4.9             (1.1)             3.6
                                                                           ---------------  ---------------  ---------------
NET UNREALIZED INVESTMENT GAINS (LOSSES)................................    $       27.5     $      468.4     $      135.5
                                                                           ===============  ===============  ===============

Net unrealized investment gains (losses)................................    $       27.5     $      468.4     $      135.5
                                                                           ---------------  ---------------  ---------------
Applicable policyholder dividend obligation.............................           (45.5)           369.4            108.8
Applicable deferred policy acquisition costs............................           (12.4)            95.9            (28.5)
Applicable deferred income taxes (benefit)..............................            (5.4)           (13.8)            33.9
                                                                           ---------------  ---------------  ---------------
Offsets to net unrealized investment gains..............................           (63.3)           451.5            114.2
                                                                           ---------------  ---------------  ---------------
NET UNREALIZED INVESTMENT GAINS (LOSSES)
  INCLUDED IN OTHER COMPREHENSIVE INCOME (NOTE 10)......................    $       90.8     $       16.9     $       21.3
                                                                           ===============  ===============  ===============

CASH FLOWS

Investment purchases, sales, repayments and maturities for the years 2003, 2002 and 2001 follow:

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Debt security purchases.................................................    $   (5,385.4)    $   (4,725.5)    $   (3,531.3)
Equity security purchases...............................................          (125.4)           (58.3)           (72.8)
Venture capital partnership investments.................................           (41.6)           (43.0)           (47.0)
Affiliate equity and debt security purchases............................            --              (28.0)           (46.8)
Other invested asset purchases..........................................           (27.2)           (73.0)           (57.4)
Policy loan advances, net...............................................           (31.9)           (23.7)           (67.0)
                                                                           ---------------  ---------------  ---------------
INVESTMENT PURCHASES....................................................    $   (5,611.5)    $   (4,951.5)    $   (3,822.3)
                                                                           ===============  ===============  ===============

Debt securities sales...................................................    $    2,124.7     $    1,805.1     $    1,219.5
Debt securities maturities and repayments...............................         1,792.0          1,305.6            824.7
Equity security sales...................................................           235.7            273.2            114.6
Mortgage loan maturities and principal repayments.......................           180.3             67.7             58.7
Venture capital partnership capital distributions.......................            54.2             28.5             30.7
Real estate and other invested assets sales.............................            30.3             69.9             36.8
                                                                           ---------------  ---------------  ---------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES.............................    $    4,417.2     $    3,550.0     $    2,285.0
                                                                           ===============  ===============  ===============

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2003 are summarized in the following table ($ amounts in millions). Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during 2003 or 2002.

                                                                                DEBT           MORTGAGE
                                                                             SECURITIES         LOANS            TOTAL
                                                                           ---------------  ---------------  ---------------

Due in one year or less.................................................    $      604.5     $       15.7     $      620.2
Due after one year through five years...................................         2,557.8            144.4          2,702.2
Due after five years through ten years..................................         3,104.1             89.1          3,193.2
Due after ten years.....................................................         6,390.7             34.9          6,425.6
                                                                           ---------------  ---------------  ---------------
TOTAL...................................................................    $   12,657.1     $      284.1     $   12,941.2
                                                                           ===============  ===============  ===============


4. GOODWILL AND OTHER INTANGIBLE ASSETS

At the beginning of 2002, we adopted the new accounting standard for goodwill and other intangible assets, including amounts reflected in our carrying value of equity-method investments. Under this new standard, we discontinued recording amortization expense on goodwill and other intangible assets with indefinite lives, but we continue recording amortization expense for those intangible assets with definite estimated lives. For goodwill and indefinite-lived intangible assets, we perform impairment tests at the reporting-unit level at least annually. For purposes of the impairment test, the fair value of the reporting units is based on the sum of: a multiple of revenue, plus the fair value of the units tangible net fixed assets. Prior to 2002, we amortized goodwill principally over forty years and investment management contracts and employment contracts over five to sixteen years and three to seven years, respectively. All amortization expense has been and continues to be calculated on a straight-line basis.

Upon adoption of the new accounting standard, we recorded a cumulative effect charge of $10.4 to reduce the carrying value of goodwill and other intangible assets with indefinite lives to fair value related to an international equity investment.

The gross and net carrying amounts of goodwill and other intangible assets at year-end 2003 and 2002 follow:

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                             GROSS              NET             GROSS             NET
                                                         ---------------   ---------------  ---------------  ---------------

Goodwill...............................................   $        5.8      $        4.5     $        3.8     $        2.5
Other..................................................            3.2               0.6              3.2              0.6
                                                         ---------------   ---------------  ---------------  ---------------
GOODWILL AND OTHER INTANGIBLE ASSETS...................   $        9.0      $        5.1     $        7.0     $        3.1
                                                         ===============   ===============  ===============  ===============

During 2003, in a series of transactions with PFG Holdings, Inc. (PFG), PM Holdings converted $5.5 million of convertible debentures with PFG and acquired additional common stock of PFG for $5.5 million. These transactions increased PM Holdings' ownership in PFG from 67% to 71% and generated additional goodwill of $2.0 million.

No amortization of intangible assets is expected over the next five years.


5. FINANCING ACTIVITIES

INDEBTEDNESS

We have recorded indebtedness at unpaid principal balances of each instrument. For purposes of fair value disclosures, we have determined the fair value of indebtedness based on contractual cash flows discounted at market rates.

Our surplus notes are an obligation of Phoenix Life and are due December 1, 2006. Interest payments are at an annual rate of 6.95%, require the prior approval of the Superintendent of Insurance of the State of New York (Superintendent) and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York insurance law. The notes have no early redemption provisions. New York insurance law provides that the notes are not part of the legal liabilities of Phoenix Life. The carrying value was $175.0 million for 2002 and 2001. The fair value was $188.8 million and $182.5 million at 2003 and 2002, respectively.

On December 22, 2003, The Phoenix Companies closed on a new $150.0 million unfunded, unsecured senior revolving credit facility to replace a $100 million credit facility, which expired on that date. This new facility consists of two tranches: a $112.5 million, 364-day revolving credit facility and a $37.5 million, three-year revolving credit facility. Under the 364-day facility, The Phoenix Companies have the ability to extend the maturity date of any outstanding borrowings for one year from the termination date. Potential borrowers on the new credit line are The Phoenix Companies, Phoenix Life and Phoenix Investment Partners. Financial covenants require, for The Phoenix Companies, the maintenance at all times of: consolidated stockholder's equity of $1,775.0 million, stepping up by 50% of quarterly positive net income and 100% of equity issuances; a maximum consolidated debt-to-capital ratio of 30%; a minimum consolidated fixed charge coverage ratio (as defined in the credit agreement) of 1.25:1; and, for Phoenix Life, a minimum risk-based capital ratio of 250% and a minimum A.M. Best Financial Strength Rating of A-. The Phoenix Companies and Phoenix Life were in compliance with all credit facility covenants at December 31, 2003. There were no borrowings on any of the credit lines in 2003.

As of December 31, 2003, we had $9.0 million of standby letters of credit primarily to cover any potential losses on certain reinsurance.

Interest expense on our indebtedness for the years 2003, 2002 and 2001 follows:

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Surplus notes...........................................................    $       12.2     $       12.2     $       12.2
Bank credit facility and other indebtedness.............................            --               --                7.8
                                                                           ---------------  ---------------  ---------------
TOTAL INTEREST EXPENSE..................................................    $       12.2     $       12.2     $       20.0
                                                                           ===============  ===============  ===============

INTEREST EXPENSE PAID...................................................    $       12.2     $       12.2     $       23.7
                                                                           ===============  ===============  ===============


6. SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts.

Separate account assets and liabilities related to policyholder funds are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered.


7. INVESTMENTS PLEDGED AS COLLATERAL AND NON-RECOURSE COLLATERALIZED OBLIGATIONS

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may hold interests in those entities. Our asset management affiliate serves as the investment advisor to nine collateralized obligation trusts that were organized to take advantage of bond market arbitrage opportunities, including the three in the table below. The nine collateralized obligation trusts are investment trusts with aggregate assets of $3.3 billion that are primarily invested in a variety of fixed income securities acquired from third parties. The collateralized obligation trusts, in turn, issued tranched collateralized obligations and residual equity securities to third parties as well as to our general account. Our asset management affiliates earned advisory fees of $10.3 million, $7.9 million and $7.6 million in 2003, 2002 and 2001, respectively. The collateralized obligation trusts reside in bankruptcy remote, special purpose entities (SPEs), in which we neither provide recourse nor guarantees. Accordingly, our financial exposure to these collateralized obligation trusts stems from our general account's direct investment in certain debt or equity securities issued by these collateralized obligation trusts. Our maximum exposure to loss with respect to our direct investment in the nine collateralized obligation trusts is $91.6 million at December 31, 2003, $54.1 million of which relate to investment grade debt securities and loss of management fees.

In January 2003, a new accounting standard was issued, FIN 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46) that interprets the existing standards on consolidation. FIN 46 was subsequently reissued as FIN 46-R in December 2003, with FIN 46-R providing additional interpretation as to existing standards on consolidation. FIN 46-R clarifies the application of standards of consolidation to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties (variable interest entities). Variable interest entities are required to be consolidated by their primary beneficiaries if they do not effectively disperse risks among all parties involved. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity's expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests. As required under the original standard, on February 1, 2003, we adopted the new standard for variable interest entities created after January 31, 2003 and for variable interest entities in which we obtain an interest after January 31, 2003. In addition, as required by the revised standard, on December 31, 2003 we have adopted FIN 46-R for SPEs in which we hold a variable interest that we acquired prior to February 1, 2003. We continue to consolidate three collateralized obligation trusts as of December 31, 2003 and 2002. Our direct investment in the three consolidated collateralized obligation trusts is $27.8 million, $20.0 million of which is an investment grade debt security as of December 31, 2003. Our asset management affiliate recognized investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest of $2.9 million, $2.6 million and $2.5 million in 2003, 2002 and 2001, respectively, related to these three consolidated collateralized obligation trusts.

Six variable interest entities not consolidated by us under FIN 46-R represent collateralized obligation trusts with approximately $2.1 billion of investment assets pledged as collateral. Our general account's direct investment in these unconsolidated variable interest entities is $63.8 million, $34.1 million of which are investment grade debt securities at December 31, 2003. Our asset management affiliate recognized investment advisory fee revenues related to the six unconsolidated variable interest entities of $7.4 million, $5.3 million and $5.1 million in 2003, 2002 and 2001, respectively.

Variable interest entities consolidated as of December 31, 2003 and 2002 follow ($ amounts in millions):

                                                                                                 2003             2002
                                                                                            ---------------  ---------------
ASSETS PLEDGED AS COLLATERAL, AT FAIR VALUE
Phoenix CDO I.............................................................................   $      148.8     $      150.4
Phoenix CDO II............................................................................          332.6            377.2
Phoenix-Mistic 2002-1 CDO.................................................................          963.4            899.3
                                                                                            ---------------  ---------------
TOTAL.....................................................................................   $    1,444.8     $    1,426.9
                                                                                            ===============  ===============

NON-RECOURSE COLLATERALIZED OBLIGATIONS
Phoenix CDO I (March 2011 maturity).......................................................   $      183.2     $      214.6
Phoenix CDO II (December 2012 mandatorily redeemable).....................................          375.6            438.9
Phoenix-Mistic 2002-1 CDO (September 2014 maturity).......................................          913.2            956.0
                                                                                            ---------------  ---------------
TOTAL.....................................................................................   $    1,472.0     $    1,609.5
                                                                                            ===============  ===============

Assets pledged as collateral are comprised of available-for-sale debt and equity securities at fair value of $1,350.0 million and $1,358.7 million at December 31, 2003 and 2002, respectively. In addition, cash and accrued investment income of $94.8 million and $68.2 million are included in these amounts at December 31, 2003 and 2002, respectively.

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $1,344.2 million and $1,443.8 million at December 31, 2003 and 2002, respectively, and non-recourse derivative cash flow hedge liabilities of $127.8 million (notional amount of $1,211.3 million with maturities of 2005-2013) and $165.7 million at December 31, 2003 and 2002, respectively. Minority interest liabilities related to third-party equity investments in the consolidated variable interest entities is $22.3 million and $17.3 million at December 31, 2003 and 2002, respectively.

Collateralized obligations for which Phoenix Investment Partners is the sponsor and actively manages the assets, where we are deemed to be a primary beneficiary as a result of our variable interests, and where there is not a substantive amount of outside third-party equity investment in the trust, are consolidated in our financial statements. Our financial exposure is limited to our share of equity and bond investments in these vehicles held in our general account as available-for-sale debt and equity securities, as applicable, and there are no financial guarantees from, or recourse to, us for these collateralized obligation trusts.

Debt and equity securities pledged as collateral are recorded at fair value with any applicable unrealized investment gains or losses reflected as a component of accumulated other comprehensive income, net of applicable minority interest. We recognize realized investment losses on debt and equity securities in these collateralized obligations when declines in fair values, in our judgment, are considered to be other-than-temporarily impaired. Non-recourse obligations issued by the consolidated collateralized obligation trusts are recorded at unpaid principal balance. Non-recourse derivative cash flow hedges are carried on our consolidated balance sheet at fair value with an offsetting amount recorded in accumulated other comprehensive income.

In 2003, we revised our method of consolidation of the collateralized obligation trusts for 2003, 2002 and 2001. Under the new method, the applicable assets, liabilities, revenues, expenses and minority interest are presented on a disaggregated basis, and the non-recourse collateralized obligations are recorded at unpaid principal balance. Prior to our revision of previously reported 2003, 2002 and 2001 amounts, investments pledged as collateral were recorded at fair value with asset valuation changes directly offset by changes in the corresponding liabilities in a manner similar to separate accounts.

The effect of our change in the method of consolidation for the three consolidated collateralized obligation trusts was to increase our net loss and to reduce stockholder's equity for the years 2003, 2002 and 2001 as follows ($ amounts in millions):

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Increase in net loss....................................................    $       (2.4)    $      (26.3)    $      (12.5)
                                                                           ===============  ===============  ===============
Reduction to stockholder's equity.......................................    $      (77.3)    $     (204.9)    $      (87.9)
                                                                           ===============  ===============  ===============

The above non-cash charges to earnings and stockholder's equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts, that will ultimately be borne by third-party investors in the non-recourse collateralized obligations. Accordingly, these losses and any future gains or losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations.

GAAP requires us to consolidate all the assets and liabilities of these collateralized obligation trusts which results in the recognition of realized and unrealized losses even though we have no legal obligation to fund such losses in the settlement of the collateralized obligations. The Financial Accounting Standards Board (FASB) continues to evaluate, through the issuance of FASB staff positions, the various technical implementation issues related to consolidation accounting. We will continue to assess the impact of any new implementation guidance issued by the FASB as well as evolving interpretations among accounting professionals. Additional guidance and interpretations may affect our application of consolidation accounting in future periods.

Fair value and cost of the debt and equity securities pledged as collateral as of December 31, 2003 and 2002 follows ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                           FAIR VALUE           COST          FAIR VALUE          COST
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES PLEDGED AS COLLATERAL BY TYPE
Corporate..............................................   $    1,006.7      $      909.4     $      959.9     $      942.9
Mortgage-backed........................................          193.2             185.0            231.0            218.6
Other asset-backed.....................................          148.9             153.0            162.7            205.7
                                                         ---------------   ---------------  ---------------  ---------------
Subtotal...............................................        1,348.8           1,247.4          1,353.6          1,367.2
EQUITY SECURITIES PLEDGED AS COLLATERAL................            1.2               0.7              5.1              6.0
                                                         ---------------   ---------------  ---------------  ---------------
TOTAL DEBT AND EQUITY SECURITIES
  PLEDGED AS COLLATERAL................................   $    1,350.0      $    1,248.1     $    1,358.7     $    1,373.2
                                                         ===============   ===============  ===============  ===============

Gross and net unrealized gains and losses from debt and equity securities pledged as collateral as of December 31, 2003 and
2002 follow ($ amounts in millions):

                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                             Gains             Losses           Gains            Losses
                                                         ---------------   ---------------  ---------------  ---------------
DEBT SECURITIES PLEDGED AS COLLATERAL BY TYPE
Corporate..............................................   $      104.1      $       (6.8)    $      49.2      $      (32.2)
Mortgage-backed........................................           21.8             (13.6)           25.9             (13.5)
Other asset-backed.....................................            3.8              (7.9)            3.4             (46.4)
                                                         ---------------   ---------------  --------------   ---------------
Subtotal...............................................          129.7             (28.3)           78.5             (92.1)
EQUITY SECURITIES PLEDGED AS COLLATERAL................            0.7              (0.2)            0.1             (93.1
                                                         ---------------   ---------------  --------------   ---------------
TOTAL..................................................   $      130.4      $      (28.5)    $      78.6      $      (55.0)
                                                         ===============   ===============  ==============   ===============
NET UNREALIZED GAINS...................................   $      101.9                       $     (14.5)
                                                         ===============                    ==============

The aging of temporarily impaired debt and equity securities pledged as collateral as of December 31, 2003 follows ($ amounts in millions):

                                               LESS THAN 12 MONTHS       GREATER THAN 12 MONTHS              TOTAL
                                            --------------------------- -------------------------- --------------------------
                                                FAIR       UNREALIZED       FAIR      UNREALIZED       FAIR      UNREALIZED
                                                VALUE        LOSSES        VALUE        LOSSES        VALUE        LOSSES
                                            ------------- ------------- ------------- ------------ ------------ -------------
DEBT SECURITIES PLEDGED AS COLLATERAL
  BY TYPE
Corporate.................................   $     20.0    $     (0.9)   $     48.1    $    (5.9)   $    68.1    $     (6.8)
Mortgage-backed...........................          6.2          (2.0)         25.2        (11.6)        31.4         (13.6)
Other asset-backed........................          8.7          (0.3)         37.8         (7.6)        46.5          (7.9)
                                            ------------- ------------- ------------- ------------ ------------ -------------
DEBT SECURITIES...........................   $     34.9    $     (3.2)   $    111.1    $   (25.1)   $   146.0    $    (28.3)
EQUITY SECURITIES PLEDGED AS COLLATERAL...          0.2          --            --           (0.2)         0.2          (0.2)
                                            ------------- ------------- ------------- ------------ ------------ -------------
TOTAL TEMPORARILY IMPAIRED SECURITIES
  PLEDGED AS COLLATERAL...................   $     35.1    $     (3.2)   $    111.1    $   (25.3)   $   146.2    $    (28.5)
                                            ============= ============= ============= ============ ============ =============

Gross unrealized losses related to debt securities pledged as collateral whose fair value is less than the security's amortized cost totals $25.3 million at December 31, 2003. Debt securities with a fair value less than 80% of the security's amortized totaled $17.9 million at December 31, 2003. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2003.

The maturity of the debt securities pledged as collateral as of December 31, 2003 follows ($ amounts in millions):

                                                                     2003
                                                                     COST
                                                                ---------------
DEBT SECURITIES
Due in one year or less.......................................   $       13.1
Due after one year through five years.........................          198.0
Due after five years through ten years........................          827.2
Due after ten years...........................................          209.1
                                                                ---------------
TOTAL DEBT SECURITIES.........................................   $    1,247.4
                                                                ===============

FIN 46-R requires our application of its provisions to non-SPE variable interest entities for periods ending after March 15, 2004. We are currently evaluating non-SPE entities in which we may have a variable interest for the applicability of FIN 46-R and, accordingly, have not determined the additional impact, if any, FIN 46-R may have on our financial position or results of operations.


8. INCOME TAXES

We recognize income tax expense or benefit based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances through earnings.

In accordance with an income tax sharing agreement with The Phoenix Companies, we compute the provision for federal income taxes as if we were filing a separate federal income tax return, except that benefits arising from income tax credits and net operating losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in The Phoenix Companies' consolidated federal income tax return.

The allocation of income taxes to elements of comprehensive income (loss) and between current and deferred for the years 2003, 2002 and 2001 follows:

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------
Continuing operations...................................................             3.7            (15.4)           (15.3)
Discontinued operations.................................................            --               --               (0.1)
Cumulative effect of accounting changes.................................            --               --              (35.2)
                                                                           ---------------  ---------------  ---------------
NET INCOME (LOSS).......................................................             3.7            (15.4)    $      (50.6)
Other comprehensive income..............................................            (2.4)            (6.1)            31.2
                                                                           ---------------  ---------------  ---------------
COMPREHENSIVE INCOME (LOSS).............................................    $        1.3     $      (21.5)    $      (19.4)
                                                                           ===============  ===============  ===============

Current.................................................................    $        1.5     $       (6.6)    $       12.9
Deferred................................................................            (0.2)           (14.9)           (32.3)
                                                                           ---------------  ---------------  ---------------
INCOME TAXES (BENEFIT) APPLICABLE TO COMPREHENSIVE INCOME...............    $        1.3     $      (21.5)    $      (19.4)
                                                                           ===============  ===============  ===============

INCOME TAXES PAID (RECOVERED)...........................................    $        1.3     $       (2.2)    $      (47.0)
                                                                           ===============  ===============  ===============

For the years 2003, 2002 and 2001, the effective federal income tax rates applicable to income from continuing operations differ from the 35.0% statutory tax rate. Items giving rise to the differences and the effects are as follow:

                                                                                2003             2002             2001
                                                                           ---------------  ---------------  ---------------

Income taxes (benefit) at statutory rate................................    $       13.7     $       (9.0)    $       15.2
Tax advantaged investment income........................................            (6.9)           (12.6)            (7.2)
Tax interest recoveries.................................................            (1.1)            --               --
Realized losses on available-for-sale securities pledged as collateral..             0.9              9.2              4.4
Other, net..............................................................            (2.9)            (3.0)            (6.7)
Differential earnings (mutual life insurance company equity tax)........            --               --              (21.0)
                                                                           ---------------  ---------------  ---------------
INCOME TAXES (BENEFIT) APPLICABLE TO CONTINUING OPERATIONS..............    $        3.7     $      (15.4)    $      (15.3)
                                                                           ===============  ===============  ===============

Deferred income tax assets (liabilities) attributable to temporary differences at year-end 2003 and 2002 follow:

                                                                                                 2003             2002
                                                                                            ---------------  ---------------

Deferred income tax assets:
Future policyholder benefits..............................................................   $      215.2     $      190.3
Unearned premiums / deferred revenues.....................................................          125.1            129.3
Policyholder dividend obligation..........................................................          111.8            113.3
Employee benefits.........................................................................           74.0             83.5
Intangible assets.........................................................................            2.7              2.6
Investments...............................................................................          109.1             93.3
Net operating loss carryover benefits.....................................................           58.7             60.5
Low income housing tax credit carryover benefits..........................................           12.3              4.1
Foreign tax credits carryover benefits....................................................            0.1              0.1
Valuation allowance.......................................................................          (21.1)           (25.8)
Other.....................................................................................            1.0             23.9
                                                                                            ---------------  ---------------
GROSS DEFERRED INCOME TAX ASSETS..........................................................          688.9            675.1
                                                                                            ---------------  ---------------
Deferred tax liabilities:
Deferred policy acquisition costs.........................................................         (316.1)          (282.1)
Investments...............................................................................         (259.3)          (348.6)
Other.....................................................................................          (83.3)           (14.4)
                                                                                            ---------------  ---------------
GROSS DEFERRED INCOME TAX LIABILITIES.....................................................         (658.7)          (645.1)
                                                                                            ---------------  ---------------
DEFERRED INCOME TAX ASSETS................................................................   $       30.2     $       30.0
                                                                                            ===============  ===============

We have elected to file a consolidated federal income tax return for 2003 and prior years with The Phoenix Companies. Within the consolidated tax return, we are required by Internal Revenue Service regulations to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from one group that can be offset against taxable income of the other group. These limitations affect the amount of any operating loss carryforwards that we have now or in the future.

As of December 31, 2003, we had deferred tax assets related to net operating losses of $37.6 million for federal income tax purposes and $21.1 million for state income tax purposes. The deferred tax assets related to the federal net operating losses are scheduled to expire as follows: $7.7 million in 2015, $5.4 million in 2016, $19.8 million in 2017, $1.1 million in 2018 and $3.6 million in 2023. The deferred tax assets related to the state net operating losses relate to the non-life subgroup and are scheduled to expire as follows: $11.2 million in 2020 and $9.9 million in 2021. Due to the inability to combine the life insurance and non-life insurance subgroups for state income tax purposes, a $21.1 million and a $25.8 million valuation allowance has been established at the end of 2003 and 2002, respectively, relative to the state net operating loss carryforwards.

As of December 31, 2003, the deferred income tax assets of $12.3 million related to low income housing tax credits are expected to expire as follows: $4.1 million in 2021, $4.1 million in 2022 and $4.1 million in 2023.

As of December 31, 2003, we had foreign tax credit carryover totaling $0.1 million, which is scheduled to expire in 2006. We expect to realize the benefits of the foreign tax credits, therefore, no valuation allowance has been recorded against this tax benefit.

We have determined, based on our earnings and future income, that it is more likely than not that the deferred income tax assets after valuation allowance already recorded as of December 31, 2003 and 2002 will be realized. In determining the adequacy of future income, we have considered projected future income, reversal of existing temporary differences and available tax planning strategies that could be implemented, if necessary.

Our federal income tax returns are routinely audited by the Internal Revenue Service, or the IRS, and estimated provisions are routinely provided in the financial statements in anticipation of the results of these audits. The IRS has examined our consolidated group's federal income tax returns through 1997. The IRS is currently examining our federal income tax returns for 1998 through 2001. While it is often difficult to predict the outcome of these audits, including the timing of any resolution of any particular tax matter, we believe that our reserves, as recorded in other liabilities on the balance sheet, have been adequately provided for all open tax years. Unfavorable resolution of any particular issue could result in additional use of cash to pay liabilities that would be deemed owed to the IRS. Additionally, any unfavorable or favorable resolution of any particular issue could result in an increase or decrease, respectively, to our effective income tax rate to the extent that our estimates differ from the ultimate resolution.


9. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

MANAGEMENT RESTRUCTURING EXPENSE AND EMPLOYMENT AGREEMENTS

We have entered into agreements with certain key executives of Phoenix Life that will, in certain circumstances, provide separation benefits upon the termination of the executive's employment by the company for reasons other than death, disability, cause or retirement, or by the executive for "good reason," as defined in the agreements. For most of these executives, the agreements provide this protection only if the termination occurs following (or is effectively connected with) the occurrence of a change of control, as defined in the agreements.

We recorded a non-recurring expense of $5.2 million ($3.2 million after income taxes) and $30.5 million ($20.1 million after income taxes) in 2003 and 2002, respectively, primarily in connection with organizational and employment-related costs.

EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

The Phoenix Companies sponsors a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. The Phoenix Companies also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. The Phoenix Companies' funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

The Phoenix Companies sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by the ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. The Phoenix Companies also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

In addition to The Phoenix Companies' pension plans, The Phoenix Companies currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by The Phoenix Companies. A substantial portion of Phoenix affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Prior to June 25, 2001, Phoenix Life sponsored the aforementioned employee benefit plans. Effective June 25, 2001, Phoenix Life's parent, The Phoenix Companies, Inc., became the sponsor of these plans. Substantially all of our employees remained participants of the plans.

We recognize pension and other post-retirement benefit costs and obligations over the employees' expected service periods by discounting an estimate of aggregate benefits. We estimate aggregate benefits by using assumptions for employee turnover, future compensation increases, rates of return on pension plan assets and future health care costs. We recognize an expense for differences between actual experience and estimates over the average future service period of participants. We recognize an expense for our contributions to employee and agent savings plans at the time employees and agents make contributions to the plans. We also recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Effective with the change in sponsorship of employee benefit plans to our parent, the liability for the excess of accrued pension cost of each plan over the amounts contributed to the plans was recorded as an employee benefit liability due to parent. In addition, the allocated expense for each period is recorded as a liability due to parent.

Prior to the aforementioned change in plan sponsorship to our parent in 2001, we also recognized an additional liability for any excess of the accumulated benefit obligation of each plan over the fair value of plan assets. The offset to this additional liability is first recognized as an intangible asset, which is limited to unrecognized prior service, including any unrecognized net transition obligation. Any additional offsets are then recognized as an adjustment to accumulated other comprehensive income. Effective with the June 25, 2001 change in sponsorship of our pension plans to our parent, the additional liability for excess of accumulated benefit obligation over the plan assets became a direct liability of our parent. Accordingly we have accounted for this foregiveness of a liability by our parent as a capital contribution of $14.4 million as of January 1, 2002.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated and recorded as an expense and employee benefit liability to our parent.

The underlying principal rates and assumptions used for 2003, 2002 and 2001 follow:

                                                                                2003            2002             2001
                                                                           --------------- ---------------- ---------------
PRINCIPAL RATES AND ASSUMPTIONS
ASSUMPTIONS USED TO DETERMINE BENEFIT OBLIGATIONS
Projected benefit obligation discount rate..............................         6.0%            6.5%             7.0%
Future compensation increase rate.......................................         3.5%            3.5%             4.0%
Pension plan assets long-term rate of return............................         8.5%            8.5%             9.0%
Deferred investment gain/loss amortization corridor.....................         5.0%            5.0%             5.0%
Future health care cost increase rate, age 64 and younger...............         9.25%          10.0%             5.5%
Future health care cost increase rate, age 65 and older.................        11.25%          12.0%             5.5%

ASSUMPTIONS USED TO DETERMINE BENEFIT COSTS
Projected benefit obligation discount rate..............................         6.5%            7.0%             7.5%
Future compensation increase rate.......................................         3.5%            4.0%             4.5%
Pension plan assets long-term rate of return............................         8.5%            9.0%             8.0%
Deferred investment gain/loss amortization corridor.....................         5.0%            5.0%            10.0%
Future health care cost increase rate, age 64 and younger...............        10.0%            5.5%             7.5%
Future health care cost increase rate, age 65 and older.................        12.0%            5.5%             7.5%

The Phoenix Companies' changes in the plans' assets and projected benefit obligations for the years 2003 and 2002 follow:

                                                                          EMPLOYEE PLAN              SUPPLEMENTAL PLAN
                                                                    ---------------------------  --------------------------
                                                                        2003         2002            2003         2002
                                                                    ------------- -------------  ------------- ------------
PLANS' ASSETS
Plan assets' actual gain (loss)..................................    $     66.4    $   (43.2)     $     --      $    --
Employer contributions...........................................          --           --               5.1          4.2
Participant benefit payments.....................................         (25.2)       (24.2)           (5.1)        (4.2)
                                                                    ------------- -------------  ------------- ------------
Change in plan assets............................................          41.2        (67.4)           --           --
Plan assets, beginning of year...................................         327.7        395.1            --           --
                                                                    ------------- -------------  ------------- ------------
PLANS' ASSETS, END OF YEAR.......................................    $    368.9    $   327.7      $     --      $    --
                                                                    ============= =============  ============= ============

                                                                           EMPLOYEE PLAN              SUPPLEMENTAL PLAN
                                                                    ----------------------------  --------------------------
                                                                        2003          2002            2003          2002
                                                                    ------------- --------------  ------------- ------------

PLANS' PROJECTED BENEFIT OBLIGATION
Service and interest cost accrual................................    $    (37.1)   $   (36.5)      $    (8.4)    $  (12.0)
Actuarial gain (loss)............................................         (39.9)       (23.2)            7.6        (17.8)
Plan amendment gain (loss).......................................          --          (11.8)           --           19.1
Curtailment gain (loss)..........................................           1.3         --              (2.2)        (0.6)
Participant benefit payments.....................................          25.2         24.2             5.1          4.2
                                                                    ------------- --------------  ------------- ------------
Change in projected benefit obligation...........................         (50.5)       (47.3)            2.1         (7.1)
Projected benefit obligation, beginning of year..................        (410.1)      (362.8)         (126.9)      (119.8)
                                                                    ------------- --------------  ------------- ------------
PROJECTED BENEFIT OBLIGATION, END OF YEAR........................    $   (460.6)   $  (410.1)      $  (124.8)    $ (126.9)
                                                                    ============= ==============  ============= ============

The funded status of the plans at year-end 2003 and 2002 follows:

                                                                          EMPLOYEE PLAN              SUPPLEMENTAL PLAN
                                                                    ---------------------------  ---------------------------
                                                                        2003         2002            2003         2002
                                                                    ------------- -------------  ------------- -------------

Excess of accrued pension benefit cost
  over amount contributed to plan.................................   $    (38.3)   $   (25.7)     $    (82.0)   $   (73.6)
Excess of accumulated benefit obligation over plan assets.........        (27.4)       (25.3)          (30.9)       (37.9)
                                                                    ------------- -------------  ------------- -------------
Accrued benefit obligation in other liabilities...................        (65.7)       (51.0)         (112.9)      (111.5)
Intangible asset..................................................         11.0         14.2            --           --
Minimum pension liability adjustment in
  accumulated other comprehensive income..........................         16.4         11.1            30.9         37.9
                                                                    ------------- -------------  ------------- -------------
Funding status recognized in balance sheet........................        (38.3)       (25.7)          (82.0)       (73.6)
                                                                    ------------- -------------  ------------- -------------
Net unamortized loss..............................................        (44.8)       (47.4)          (47.6)       (54.4)
Unamortized prior service (cost) credit...........................        (11.0)       (14.2)            4.8          1.1
Net unamortized transition asset..................................          2.4          4.9            --           --
                                                                    ------------- -------------  ------------- -------------
Funding status unrecognized in balance sheet......................        (53.4)       (56.7)          (42.8)       (53.3)
                                                                    ------------- -------------  ------------- -------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR..   $    (91.7)   $   (82.4)     $   (124.8)   $  (126.9)
                                                                    ============= =============  ============= =============

The Phoenix Companies expects to contribute $107.8 million to the employee pension plan through 2008, including $7.2 million during 2004.

OTHER POST-EMPLOYMENT BENEFITS. The funded status of the other post-retirement plans at year-end 2003 and 2002 follows:

                                                                                                 2003             2002
                                                                                            ---------------  ---------------

Accrued benefit obligation included in other liabilities..................................   $     (100.5)    $    (106.4)
                                                                                            ---------------  ---------------
Net unamortized gain......................................................................            6.3            18.3
Unamortized prior service (costs) credits.................................................           15.5            13.9
                                                                                            ---------------  ---------------
Funding status unrecognized in balance sheet..............................................           21.8            32.2
                                                                                            ---------------  ---------------
PLAN ASSETS LESS THAN PROJECTED BENEFIT OBLIGATIONS, END OF YEAR..........................   $      (78.7)    $     (74.2)
                                                                                            ===============  ===============

The health care cost trend rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post-retirement benefit obligation by $0.8 million and the annual service and interest cost by $0.1 million. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated post-retirement benefit obligation by $0.8 million and the annual service and interest cost by $0.1 million.


10. OTHER COMPREHENSIVE INCOME

We record unrealized gains and losses on available-for-sale securities, minimum pension liability adjustments in excess of unrecognized prior service cost, foreign currency translation gains and losses and effective portions of the gains or losses on derivative instruments designated as cash flow hedges in accumulated other comprehensive income. Unrealized gains and losses on available-for-sale securities are recorded in other comprehensive income until the related securities are sold, reclassified or deemed to be impaired. Minimum pension liability adjustments in excess of unrecognized prior service cost are adjusted or eliminated in subsequent periods to the extent that plan assets exceed accumulated benefits. Foreign currency translation gains and losses are recorded in accumulated other comprehensive income until the foreign entity is sold or liquidated or the functional currency of that entity is deemed to be highly inflationary. The effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings in the same period in which the hedged transaction affects earnings. If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately.

Sources of other comprehensive income for 2003, 2002 and 2001 follow ($ amounts in millions):

                                                                                    2002                        2001
                                                        2003                      RESTATED                    RESTATED
                                             ------------------------------------------------------------------------------------
                                                 GROSS          NET          GROSS          NET          GROSS          NET
                                             ------------- ------------- -------------- ------------- ------------- -------------

Unrealized gains (losses) on  investments..   $    138.9    $    163.2    $     609.1    $    108.3    $    152.5    $     34.2
Net realized investment losses on
  available-for-sale securities
  included in net income...................       (111.4)        (72.4)        (140.7)        (91.4)        (17.0)        (12.9)
                                             ------------- ------------- -------------- ------------- ------------- -------------
Net unrealized investment gains............         27.5          90.8          468.4          16.9         135.5          21.3
Minimum pension liability adjustment.......         --            --             --            --           (12.8)         (8.3)
Net unrealized foreign currency
  translation adjustment ..................         11.9           8.2            7.1           1.2          (2.6)         (1.7)
Net unrealized derivative instruments
  gains (losses)...........................         35.9          36.6         (128.0)       (129.9)        (23.1)        (25.8)
                                             ------------- ------------- -------------- ------------- ------------- -------------
Other comprehensive income (loss)..........         75.3    $    135.6          347.5    $   (111.8)         97.0    $    (14.5)
                                             ------------- ============= -------------- ============= ------------- =============
Applicable policyholder
  dividend obligation......................        (45.5)                       369.4                       108.8
Applicable deferred policy acquisition
  cost amortization........................        (12.4)                        95.9                       (28.5)
Applicable deferred income taxes (benefit)          (2.4)                        (6.0)                       31.2
                                             -------------                -------------               -------------
Offsets to other comprehensive income......        (60.3)                       459.3                       111.5
                                             -------------                -------------               -------------
OTHER COMPREHENSIVE INCOME (LOSS)..........   $    135.6                   $   (111.8)                 $    (14.5)
                                             =============                =============               =============

Components of accumulated other comprehensive income as of December 31, 2003 and 2002 follow ($ amounts in millions):
                                                                                                             2002
                                                                                    2003                    RESTATED
                                                                          -------------------------------------------------------
                                                                             GROSS         NET         GROSS         NET
                                                                          ------------- ------------- ------------- -------------

Unrealized gains on investments......................................      $    718.5    $    157.9    $    691.0    $     67.1
Unrealized foreign currency translation adjustment...................            10.3           3.8          (1.6)         (4.4)
Unrealized losses on derivative instruments..........................          (116.8)       (120.7)       (152.7)       (157.3)
                                                                          ------------- ------------- ------------- -------------
Accumulated other comprehensive income...............................           612.0    $     41.0         536.7    $    (94.6)
                                                                          ------------- ============= ------------- =============
Applicable policyholder dividend obligation..........................           432.7                       478.2
Applicable deferred policy acquisition costs.........................            94.1                       106.5
Applicable deferred income taxes.....................................            44.2                        46.6
                                                                          -------------               -------------
Offsets to accumulated other comprehensive income....................           571.0                       631.3
                                                                          -------------               -------------
ACCUMULATED OTHER COMPREHENSIVE INCOME...............................      $     41.0                  $    (94.6)
                                                                          =============               =============

11. DISCONTINUED OPERATIONS

On June 25, 2001 Phoenix Life sold Phoenix National Trust Company along with certain other subsidiaries to The Phoenix Companies. During the fourth quarter of 2003, The Phoenix Companies entered into a purchase and sale agreement to sell 100% of common stock held by them in Phoenix National Trust Company. This sale closed effective March 31, 2004. Phoenix National Trust Company's after tax loss through June 25, 2001, of $0.9 million, is included in discontinued operations for 2001.

During 1999, we discontinued the operations of three of our business segments which in prior years had been reflected as reportable business segments: reinsurance operations, group life and health operations and real estate management operations. We sold several operations, had a signed agreement to sell one of the operations and we implemented plans to withdraw from the remaining businesses.

Total reserves related to our discontinued reinsurance operations, including coverage available from our finite reinsurance and reserves for amounts recoverable from retrocessionaires, were $185.0 million and $155.0 million as of December 31, 2003 and 2002, respectively. Our total amounts recoverable from retrocessionaires related to paid losses were $165.0 million and $65.0 million as of December 31, 2003 and 2002, respectively. We did not recognize any gains or losses during the years 2003, 2002 and 2001. See Note 16 for additional information on the discontinued reinsurance business.

We have excluded assets and liabilities of the discontinued operations from the assets and liabilities of continuing operations and on a net basis included them in other general account assets on our balance sheet.


12. DERIVATIVE INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

All derivative instruments are recognized on the balance sheet at fair value. Generally, each derivative is designated according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

Except for the foreign currency swaps discussed below, all fair value hedges are accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded to the hedged item's balance sheet carrying amount. Changes in the fair value of foreign currency swaps used as hedges of the fair value of foreign currency denominated assets are reported in current period earnings with the change in value of the hedged asset attributable to the hedged risk.

Cash flow hedges are generally accounted for with changes in the fair value of related interest rate swaps recorded on the balance sheet with an offsetting amount recorded in accumulated other comprehensive income. The effective portion of changes in fair values of derivatives hedging the variability of cash flows related to forecasted transactions are reported in accumulated other comprehensive income and reclassified into earnings in the periods during which earnings are affected by the variability of the cash flows of the hedged item.

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net investment income in the period incurred.

Our general account held the following positions in derivative instruments as of December 31, 2003 and 2002 at fair value ($ amounts in millions):

                                                                                  2003                         2002
                                                                      -----------------------------------------------------------
                                               NOTIONAL
                                                AMOUNT      MATURITY       ASSET       LIABILITY        ASSET       LIABILITY
                                             ------------------------ -------------- -------------- -------------- --------------
INTEREST RATE SWAPS
    Cash flow hedges.......................   $       30     2007      $       4.5    $      --      $       5.6    $      --
    Non-hedging derivative instruments.....          360     2007             25.1           21.7           30.7           26.5
Other......................................           90   2003-2008           0.4           --              0.8           --
                                             -------------            -------------- -------------- -------------- --------------
TOTAL GENERAL ACCOUNT
  DERIVATIVE INSTRUMENT POSITIONS..........   $      480               $      30.0    $      21.7    $      37.1    $      26.5
                                             =============            ============== ============== ============== ==============

Fair value hedges. We currently hold interest rate swaps that convert a portion of our fixed rate debt portfolio to variable rate debt. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness is recorded in current period earnings associated with these interest rate swaps.

During a portion of 2002 and all of 2001, we held foreign currency swaps that hedged the fair value of foreign currency denominated available-for-sale securities that backed U.S. dollar denominated liabilities. We recognized ineffectiveness of $0.5 million ($0.3 million after income taxes) and $1.2 million ($0.8 million after income taxes) for the years 2002 and 2001, respectively. There were no foreign currency swaps held during 2003.

Cash flow hedges. We currently hold interest rates swaps that effectively convert variable rate bond cash flows to fixed cash flows in order to better match the cash flows of associated liabilities. These hedges are accounted for under the shortcut method and, therefore, no hedge ineffectiveness was recorded in earnings for 2003, 2002 and 2001. We do not expect to reclassify any amounts reported in accumulated other comprehensive income into earnings over the next twelve months with respect to these hedges.

We recognized an after-tax gain of $0.0 million, $1.8 million and $3.0 million for the years 2003, 2002 and 2001 in accumulated other comprehensive income related to changes in fair value of interest rate forward swaps designated as cash flow hedges of the forecasted purchase of assets. At December 31, 2003 we expect to reclassify into earnings over the next twelve months $1.0 million of the deferred after-tax gains on these derivative instruments. For the years 2003, 2002 and 2001, we reclassified after-tax gains of $0.6 million, $0.6 million and $0.3 million, respectively, into earnings related to these same derivatives.

Non-hedging derivative instruments. We also hold interest rate swaps that were initially entered into as hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities. Subsequently, offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased.

On January 1, 2001, we recorded a net-of-tax cumulative effect adjustment of $1.3 million (gain) in earnings to recognize at fair value all derivative instruments that are designated as fair-value hedging instruments. We recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. We also recorded a net-of-tax cumulative effect adjustment of $1.1 million (gain) in accumulated other comprehensive income to recognize, at fair value, all derivative instruments that are designated as cash-flow hedging instruments. For derivative instruments that were not designated as hedges, we also recorded a cumulative effect adjustment of $6.0 million in earnings, ($3.9 million after income taxes) in earnings to recognize these instruments at fair value.

We are exposed to credit risk in the event of non-performance by counterparties to these derivative instruments. We do not expect that counterparties will fail to meet their financial obligation as we only enter into derivative contracts with a number of highly rated financial institutions. The credit exposure of these instruments is the positive fair value at the reporting date, or $40.3 million as of December 31, 2003. We consider the likelihood of any material loss on these instruments to be remote.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts and estimated fair values of financial instruments as of December 31, 2003 and 2002 follow ($ amounts in millions):


                                                                       2003                              2002
                                                         ---------------------------------  --------------------------------
                                                            CARRYING            FAIR           CARRYING           FAIR
                                                             VALUE             VALUE            VALUE            VALUE
                                                         ---------------   ---------------  ---------------  ---------------

Cash and cash equivalents..............................   $      382.7      $      382.7     $    1,027.8     $    1,027.8
Debt securities (Note 3)...............................       13,268.8          13,268.8         11,889.5         11,889.5
Equity securities (Note 3).............................          184.0             184.0            251.9            251.9
Mortgage loans (Note 3)................................          284.1             301.4            468.8            488.2
Debt and equity securities pledged as collateral
  (Note 7).............................................        1,350.0           1,350.0          1,358.7          1,358.7
Derivative financial instruments.......................           30.0              30.0             37.1             37.1
Policy loans (Note 3)..................................        2,227.8           2,356.4          2,195.9          2,367.9
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL ASSETS.......................................   $   17,727.4      $   17,873.3     $   17,229.7     $   17,421.1
                                                         ===============   ===============  ===============  ===============

Investment contracts (Note 2)..........................   $    3,642.7      $    3,680.8     $    3,395.7     $    3,481.9
Non-recourse collateralized obligations (Note 7).......        1,472.0           1,444.8          1,609.5          1,426.9
Indebtedness (Note 5)..................................          175.0             188.8            175.0            182.5
Derivative financial instruments.......................           21.7              21.7             26.5             26.5
                                                         ---------------   ---------------  ---------------  ---------------
FINANCIAL LIABILITIES..................................   $    5,311.4      $    5,336.1     $    5,206.7     $    5,117.8
                                                         ===============   ===============  ===============  ===============


13. PHOENIX LIFE STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

Statutory financial data for Phoenix Life as of December 31, 2003, 2002 and 2001 and for the years 2003, 2002 and 2001 are as follows ($ amounts in millions):

                                                                                2003             2002              2001
                                                                           ---------------  ---------------   ---------------

Statutory capital, surplus, surplus notes and asset valuation reserve...    $      961.5     $    1,008.0      $    1,371.3
Statutory gain from operations..........................................    $       69.7     $       44.5      $      119.9
Statutory net income (loss).............................................    $       21.5     $        7.5      $      (13.4)

New York Insurance Law requires that New York life insurers report their risk-based capital (RBC). RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York insurance law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries' RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2003 and 2002.

Under New York Insurance Law, Phoenix Life can pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life's surplus to policyholders as of the immediately preceding calendar year or Phoenix Life's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $44.5 million in 2003 and is able to pay $69.7 million in dividends in 2004 without prior approval from the New York Insurance Department. Any additional dividend payments, in excess of $69.7 million in 2004, would be subject to the discretion of the New York Superintendent of Insurance.


14. PREMISES AND EQUIPMENT

Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over 3 to 10 years. We amortize leasehold improvements over the terms of the related leases.

Premises and equipment are included in other general account assets in our balance sheet. Cost and carrying value as of December 31, 2003 and 2002 follows ($ amounts in millions):

                                                                             2003                          2002
                                                                 -----------------------------  -----------------------------
                                                                                  CARRYING                       CARRYING
                                                                     COST           VALUE           COST           VALUE
                                                                 -------------  --------------  -------------  --------------

Real estate....................................................   $    148.8     $     63.5      $    155.5     $     72.1
Equipment......................................................        154.8           31.8           134.7           26.0
                                                                 -------------  --------------  -------------  --------------
Premises and equipment cost and carrying value.................        303.6     $     95.3           290.2     $     98.1
                                                                                ==============                 ==============
Accumulated depreciation and amortization......................       (208.3)                        (192.1)
                                                                 -------------                  -------------
PREMISES AND EQUIPMENT.........................................   $     95.3                     $     98.1
                                                                 =============                  =============

In February 2004, we announced the execution of an agreement to sell our Enfield, Connecticut office facility, which sale is expected to close in the second quarter of 2004.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $11.4 million, $12.1 million and $13.4 million in 2003, 2002 and 2001, respectively. Future minimum rental payments under non-cancelable operating leases for continuing operations were $18.4 million as of December 31, 2003, payable as follows: 2004, $6.9 million; 2005, $4.9 million; 2006, $3.5 million; 2007, $2.4 million; 2008, $0.7 million; and $0.0 million thereafter.


15. RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; Phoenix Investment Partners, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

Phoenix Investment Partners, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g., general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $8.2 million for 2002 and $8.2 million for 2003. Amounts payable to the affiliated investment advisors were $565 and $604 thousand, as of December 31, 2002 and 2003, respectively. Variable product separate accounts fees, net of reimbursement were $5.3 million for 2002 and $2.6 million for 2003.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with Phoenix Investment Partners, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. The average blended interest rate was approximately 4% and 3% for the years ended December 31, 2002 and 2003, respectively. The loan agreement requires no principal repayment prior to maturity.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 Phoenix Investment Partners was no longer a subsidiary of Phoenix Life due to the transfer to The Phoenix Companies. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $43.5 million for 2002 and $38.3 million for 2003. Amounts payable to PEPCO were $3.3 million and $4.4 million, as of December 31, 2002 and 2003, respectively.

In 2001, Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

State Farm Mutual Automobile Insurance Company (State Farm) currently owns of record more than 5% of The Phoenix Companies' outstanding common stock. In 2003, we incurred approximately $25.8 million, as compensation for the sale of our insurance and annuity products, to entities which were either subsidiaries of State Farm or owned by State Farm employees.


16. CONTINGENT LIABILITIES

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under those contracts. We also purchased finite aggregate excess-of-loss reinsurance, or finite reinsurance, to further protect us from unfavorable results from this discontinued business.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are a net present value amount that is based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect under our finite reinsurance, the amounts we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

Our total reserves, including coverage available from our finite reinsurance and reserves for amounts recoverable from retrocessionaires, were $185.0 million and $155.0 million as of December 31, 2003 and 2002 respectively. Our total amounts recoverable from retrocessionaires related to paid losses were $165.0 million and $65.0 million as of December 31, 2003 and 2002, respectively. We did not recognize any gains or losses during the years 2003, 2002 and 2001.

We expect our reserves and reinsurance to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, we expect to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes. In addition, unfavorable claims experience is possible and could result in additional future losses. Given the uncertainty associated with litigation and other dispute resolution proceedings, as described below, our estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on our financial position.

Unicover Managers, Inc.

A significant portion of the claims arising from our discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover organized and managed a group, or pool, of insurance companies (Unicover pool) and two other facilities (Unicover facilities), which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. We were a member of the Unicover pool but terminated our participation in the pool effective March 1, 1999.

We are involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, we were involved in several proceedings in which the pool members asserted that they could deny coverage to certain insurers that claimed that they purchased reinsurance coverage from the pool. Those matters were settled. Also, the pool members are currently involved in proceedings arising from business ceded to the London market. Those proceedings are in the preliminary stages.

Further, we were, along with Sun Life Assurance of Canada (Sun Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, we joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, we and Sun Life sought to cancel our retrocession agreements on the grounds that material misstatements and nondisclosures were made to us about, among other things, the amount of risks we would be reinsuring. The arbitration proceeded only with respect to the Unicover pool because we, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000. In October 2002, the arbitration panel issued its decision that the agreement by which we provided retrocessional reinsurance to the pool was valid only to the extent of business bound or renewed to that agreement on or before August 31, 1998. This decision had the effect of granting us a substantial discount on our potential liabilities, because most of the business was bound or renewed to the agreement after August 31, 1998. In a clarification dated January 4, 2003, the arbitration panel confirmed its decision. A significant portion of our remaining potential liabilities as a retrocessionaire of the pool may be recovered from our retrocessionaires.

In one of the Unicover facilities' settlements, the Reliance facility settlement of January 2000, we paid a settlement amount of $97.9 million and were released from all of our obligations as a retrocessionaire of the facility. Subsequently, we were reimbursed by one of our retrocessionaires for $38.8 million of the amount we paid under the settlement. A significant portion of the remainder of the settlement payment may be recovered from certain of our other retrocessionaires.

In the other Unicover facilities' settlement, the Lincoln facility settlement of March 2000, we paid a settlement amount of $11.6 million and were released from all of our obligations as a retrocessionaire of the facility. A significant portion of the settlement payment may be recovered from certain of our retrocessionaires.

The likelihood of obtaining the additional recoveries from our retrocessionaires cannot be estimated with a reliable degree of certainty at this stage of our recovery efforts. This is due in part to the lack of sufficient claims information (which has resulted from disputes among ceding reinsurers leading to delayed processing, reporting blockages and standstill agreements among reinsurers) and in part to the matters discussed below under "Related Proceedings."

The amounts paid and the results achieved in the above settlements and arbitration decision are reflected in our consolidated financial statements. As the amounts previously reserved for these matters were sufficient, we established no additional reserves with respect to these settlements and arbitration decision.

Related Proceedings

In our capacity as a retrocessionaire of the Unicover business, we had an extensive program of our own reinsurance in place to protect us from financial exposure to the risks we had assumed. Currently, we are involved in separate arbitration proceedings with three of our own retrocessionaires, which are seeking on various grounds to avoid paying any amounts to us or have reserved rights. Because the same retrocession program that covers our Unicover business covers a significant portion of our other remaining group accident and health reinsurance business, we could have additional material losses if one or more of our retrocessionaires successfully avoids its obligations.

With one of those retrocessionaires, we have three disputes. One concerns an agreement under which the retrocessionaire reinsures us for up to $45 thousand per loss in excess of a $5 thousand retention. In June 2003, the arbitration panel issued its decision, which upheld in all material respects the retrocessional obligations to us. The decision is the subject of a pending appeal only with respect to the Unicover business. The other two disputes will not have a material effect on our reinsurance recoverable balances. As of December 31, 2003, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $57.0 million, subject to further development.

The dispute with another retrocessionaire, which sought to avoid an excess-of-loss retrocession agreement, a surplus share retrocession agreement and a quota share retrocession agreement, was the subject of an arbitration in November, 2003. In December 2003, the arbitration panel issued its interim decision which is confidential. The financial implications of the interim decision are consistent with our current financial provisions. As of December 31, 2003, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $7.0 million, subject to further development.

The dispute with the third retrocessionaire is the subject of arbitration proceedings that we initiated in December 2003. The purpose of the arbitration proceedings is to confirm the validity and enforce the terms of the retrocessional contracts. We had previously entered into a standstill agreement with this retrocessionaire under which both parties had agreed not to commence any proceedings against the other without providing written notice within a specified period. The purpose of the agreement was to allow the parties to investigate the existence and extent of their contractual obligations to each other. As of December 31, 2003, the reinsurance recoverable balance from this retrocessionaire related to paid losses was $86.0 million, subject to further development.

At this stage, we cannot predict the outcome of the above matters, nor can we estimate the amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers). This applies with regard both to business related to Unicover and not related to Unicover.

Other Proceedings

Another set of disputes involves personal accident business that was reinsured in the mid-1990s in the London reinsurance market in which we participated. These disputes involve multiple layers of reinsurance and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in litigation or arbitration in attempts to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and we believe that similar discussions will follow for the remaining years. Although we are vigorously defending our contractual rights, we are actively involved in the attempt to reach negotiated business solutions. At this stage, we cannot predict the outcome, nor can we estimate the amount at risk with a reliable degree of certainty. This is due in part to our lack of sufficient claims information (which has resulted from disputes among ceding reinsurers that have led to delayed processing, reporting blockages, and standstill agreements among reinsurers).

                                     PART C

                                     PART C
                                OTHER INFORMATION


ITEM 27.  EXHIBITS.


(A)   BOARD OF DIRECTORS RESOLUTION.

      Resolution of the Board of Directors of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) establishing the Phoenix Mutual Variable Universal Life Account is incorporated by reference to Registrant's April 29, 1998 EDGAR filing on Form S-6 (File No. 033-06793).

(B)   CUSTODIAN AGREEMENTS.

      Not applicable.

(C)   UNDERWRITING CONTRACTS.

      (1) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000, filed herewith.

      (2) Form of Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies is incorporated by reference to Registrant's April 29, 1998 EDGAR filing on Form S-6 (File No. 033-06793).

(D)   CONTRACTS.

      Version A:
(1) Single Premium Variable Universal Life Insurance Policy, The Phoenix Edge(R), Form Number 5000 of Depositor with optional rider (VR101), is incorporated by reference to Registrant's April 29, 1998 EDGAR filing on Form S-6 (File No. 033-06793)

      Version B:
      (1) Single Premium Variable Life Insurance Policy, The Phoenix Edge(R) - SPVL, Form Number V610 of Depositor, is incorporated by reference to Registrant's May 1, 2000 EDGAR filing on Form S-6 (File No. 033-06793) on May 1, 2000.

      (2) Guaranteed Death Benefit Rider, Form Number VR38 of Depositor, is filed herewith.

      (3) Living Benefits Rider, Form Number VR162 of Depositor, is filed herewith.

(E)   APPLICATIONS.

      Version A:
      The Phoenix Edge Form of Application for a Variable Life Insurance Policy is incorporated by reference to Registrant's April 29, 1998 EDGAR filing on Form S-6 (File No. 033-06793).

      Version B:
      The Phoenix Edge - SPVL Form of Application for a Variable Life Insurance Policy is incorporated by reference to Registrant's May 1, 2000 EDGAR filing on Form S-6 (File No. 033-06893).

(F)   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BY-LAWS.

      (1) Amended and Restated Charter of Phoenix Life Insurance Company dated June 25, 2001, filed herewith.

      (2) By-laws of Phoenix Life Insurance Company dated January 1, 2003, filed herewith.

(G)   REINSURANCE CONTRACTS.

      Not applicable.

(H)   PARTICIPATION AGREEMENTS.

      (1)(a) Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. dated May 1, 2000 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

         (b) Amendment to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. dated May 1, 2000 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (2)(a) Participation Agreement between Phoenix Home Life Mutual
             Insurance Company and Wanger Advisors Trust dated April 18, 1995 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

         (b) Amendment No. 1 to Participation Agreement between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust dated December 16, 1996 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (3) Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. dated July 15, 1999 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (4)(a) Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company, dated July 19, 1999 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6
            (File No. 033-06793).

         (b) Amendment No. 1 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Bankers Trust Company, dated April 27, 2001 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

         (c) Amendment No. 2 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. dated October 29, 2001 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (5) Participation Agreement among Phoenix Home Life Mutual Insurance Company, Morgan Stanley Dean Witter Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management, Inc., and Miller Anderson & Sherrerd, LLP dated December 17, 1999 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6
            (File No. 033-06793).

      (6) Participation Agreement among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated dated June 1, 2000 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6
            (File No. 033-06793).

      (7) Participation Agreement among Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated June 1, 2000 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6
            (File No. 033-06793).

      (8) Participation Agreement among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. dated March 29, 2001 is incorporated by reference to Registrant's April 29, 2002 EDGAR filing on form S-6 (File No. 033-06793).

      (9) Participation agreement among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc. dated May 30, 2003, filed herewith.

(I)   ADMINISTRATIVE CONTRACTS.

      (1) Administrative Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company dated January 1, 2003, filed herewith.

      (2) First Amendment to Service Agreement between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company dated November 11, 2003, filed herewith.

(J)   OTHER MATERIAL CONTRACTS.

      Not applicable.

(K)   LEGAL OPINION.

      (1) Opinion and Consent of Counsel of Matthew A. Swendiman, Esq. with respect to the legality of shares being issued, filed herewith.

(L)   ACTUARIAL OPINION.

      Not applicable.

(M)   CALCULATION.

      Not applicable.

(N)   OTHER OPINIONS.

      (1) Consent of Independent Auditors, filed herewith.
      (2) Consent of Brian A. Giantonio, Vice President, Tax and ERISA Counsel, filed herewith.

(O)   OMITTED FINANCIAL STATEMENTS.

      Not applicable.

(P)   INITIAL CAPITAL AGREEMENTS.

      Not applicable.

(Q)   REDEEMABILITY EXEMPTION.

      Not applicable.

ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.

----------------------------------------------------------------------------------------------------------
Name and Principal Business Address             Positions and Offices with Depositor
----------------------------------------------------------------------------------------------------------
Sal H. Alfiero                                  Director
Protective Industries, LLC
Buffalo, NY
----------------------------------------------------------------------------------------------------------
Jean Blackwell                                  Director
Cummins Inc.
500 Jackson Street
Columbus, IN  47202-3005
----------------------------------------------------------------------------------------------------------
Peter C. Browning                               Director
McColl School of Business
Charlotte, NC
----------------------------------------------------------------------------------------------------------
Arthur P. Byrne                                 Director
J.W. Childs Associates
Boston, MA
----------------------------------------------------------------------------------------------------------
Sanford Cloud, Jr.                              Director
The National Conference for Community and
Justice
New York, NY
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Name and Principal Business Address             Positions and Offices with Depositor
----------------------------------------------------------------------------------------------------------
Richard N. Cooper                               Director
Center for International Affairs
Harvard University
Cambridge, MA
----------------------------------------------------------------------------------------------------------
Gordon J. Davis, Esq.                           Director
LeBoeuf, Lamb, Greene & MacRae, LLP
New York, NY
----------------------------------------------------------------------------------------------------------
Ann Maynard Gray                                Director
----------------------------------------------------------------------------------------------------------
John E. Haire                                   Director
Time, Inc.
New York, NY
----------------------------------------------------------------------------------------------------------
Jerry J. Jasinowski                             Director
National Association of Manufacturers
Washington, D.C.
----------------------------------------------------------------------------------------------------------
Thomas S. Johnson                               Director
Green Point Financial Corporation
New York, NY
----------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche                             Director
Lazard Freres & Co. LLC
New York, NY
----------------------------------------------------------------------------------------------------------
Robert G. Wilson                                Director
----------------------------------------------------------------------------------------------------------
Dona D. Young*                                  Director, Chairman of the Board, Chief Executive
                                                Officer, and President
----------------------------------------------------------------------------------------------------------
Michael J. Gilotti***                           Executive Vice President, Wholesaling Distribution &
                                                Marketing
----------------------------------------------------------------------------------------------------------
Michael E. Haylon*                              Executive Vice President and Chief Financial Officer
----------------------------------------------------------------------------------------------------------
Philip K. Polkinghorn*                          Executive Vice President, Life and Annuity Products and
                                                Operations
----------------------------------------------------------------------------------------------------------
Tracy L. Rich*                                  Executive Vice President, General Counsel and Assistant
                                                Secretary
----------------------------------------------------------------------------------------------------------
John H. Beers*                                  Vice President and Secretary
----------------------------------------------------------------------------------------------------------
Katherine P. Cody*                              Vice President and Treasurer
----------------------------------------------------------------------------------------------------------

*   The principal business address of this individual is One American
    Row, Hartford, CT
** The principal business address of this individual is 56 Prospect Street, Hartford, CT
*** The principal business address of this individual is 38 Prospect Street, Hartford, CT.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

                                [GRAPHIC OMITTED]


                                                   -------------------------------
                                                   The Phoenix Companies, Inc. (7)
                                                        DE 100% Holding Company
                                                   -------------------------------
                                                                |
          ------------------------------------------------------------------------------------------------------
          |                                                                                                    |
---------------------                                                                                 ------------------
Phoenix Life                                                                                          Phoenix
Insurance                                                                                             Investment
Company (1,2,3,7,8 +)                                                                                 Management
NY 100%                                                                                               Company, Inc. (8)
                                                                                                      CT 100%
                                                                                                      Holding Company
---------------------                                                                                 -------------------
          |                                                                                                   |
--------------------------------------------------------                                                      |
          |                                            |                                                      |
          |                       ------------------------------------------------                            |
          |                       |                    |                         |                            |
 ----------------------   --------------------   ----------------------   -------------------         -------------------
 PM Holdings,              Phoenix Life           Phoenix Life             Separate                   Phoenix
 Inc. (8)                  Variable               Variable                 Accounts B, C,             Investment
 CT 100%                   Accumulation           Universal Life           and D (3) (++)             Partners, Ltd. (8)
 Holding                   Account (1) (++)       Account (2) (++)         NY                         DE 100% Asset
 Company                   NY                     NY                                                  Management Company
 ----------------------   --------------------   ----------------------   -------------------         -------------------
          |                       |                        |                      |                           |
          |                       -------------------------------------------------                           |
          |                                                                       |                           |
          |------------------------------------------------                       |                           |
          |                       |                       |                       |                           |
 -----------------------   --------------------   ---------------------    -----------------                  |
 Phoenix                   PHL Variable           Phoenix Life and         The Phoenix                        |
 Variable                  Insurance              Annuity                  Edge Series                        |
 Advisors, Inc. (8)        Company (4,5,7,8 +)    Company (6,7,8 +)        Fund                               |
 DE Registered             CT 100%                CT 100%                  MA                                 |
 Investment Advisor                                                        Mutual Fund                        |
 -----------------------   --------------------   ---------------------    -----------------                  |
                                   |                      |                      |                            |
           ------------------------|                      |                      |                  |------------------|
           |                       |                      |                      |                  |                  |
 -----------------------   --------------------   ---------------------          |          ------------------- -------------------
 PHL Variable              PHLVIC                 Phoenix Life                   |          Phoenix Equity      Duff & Phelps
 Accumulation              Variable               and Annuity                    |          Planning            Investment
 Account (4) (++)          Universal Life         Variable                       |          Corporation (7,8)   Management
 CT                        Account (5) (++)       Universal Life                 |          CT 100%             Co.(8)
                           CT                     Account (6) (++)               |          Broker/Dealer       IL Registered
                                                  CT                             |                              Investment Adviser
 -----------------------   --------------------   ---------------------          |          ------------------- --------------------
           |                       |                      |                      |                  |
           |                       |                      |----------------------|          ------------------
           |                       |                                             |          Phoenix
           -----------------------------------------------------------------------          Investment
                                                                                            Counsel, Inc. (8)
                                                                                            MA Registered
                                                                                            Investment Adviser
                                                                                            ------------------




---------------------------
1 - Depositor & Registrant
2 - Depositor & Registrant
3 - Depositor & Registrant
4 - Depositor & Registrant
5 - Depositor & Registrant
6 - Depositor & Registrant
7 - Files separate financial statements
8 - Files as part of consolidated statement
+ - Depositor
++ - Registrant

ITEM 30. INDEMNIFICATION.

Section 722 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

Article VI Section 6.1 of the By laws of the Company provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person's testator or intestate:

(1)  is or was a director, officer or employees of the Company; or

(2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a director, officer or employee of the Company against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the Company seeking indemnification may be entitled."


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITER.

1.   Phoenix Equity Planning Corporation ("PEPCO")

     (a) PEPCO serves as the principal underwriter for the following entities:

         Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

     (b) Directors and Executive Officers of PEPCO


NAME                          POSITION
----                          --------
Daniel T. Geraci*             Director
Michael J. Gilotti***         Director
Michael E. Haylon*            Director
John H. Beers*                Vice President and Secretary
Glenn H. Pease**              Vice President, Finance and Treasurer
John F. Sharry**              President, Private Client Group
Richard J. Wirth*             Vice President, Compliance and Assistant Secretary


* The business address of this individual is One American Row, Hartford, CT 06102
** The business address of this individual is 56 Prospect Street, Hartford, CT 06115
*** The business address of this individual is 38 Prospect Street, Hartford, CT 06115

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS.

        (1)                          (2)                      (3)                  (4)              (5)
NAME OF                     NET UNDERWRITING              COMPENSATION          BROKERAGE
PRINCIPAL UNDERWRITER       DISCOUNTS AND COMMISSIONS     ON REDEMPTION         COMMISSIONS      COMPENSATION
---------------------       -------------------------     -------------         -----------      ------------
PEPCO                                $0                         0                    0                 0

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of Phoenix Life Insurance Company located at One American Row, Hartford, CT 06102.

ITEM 33.  MANAGEMENT SERVICES.

Not applicable.

ITEM 34.  FEE REPRESENTATION.

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Variable Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Phoenix Life Variable Universal Life Account certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 30th day of April, 2004.

                          PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                   ------------------------------------------------------------
                                          (Registrant)

               By:               PHOENIX LIFE INSURANCE COMPANY
                   ------------------------------------------------------------
                                           (Depositor)

               By:
                   ------------------------------------------------------------
                          *Dona D. Young, President, Chairman of the Board
                                    and Chief Executive Officer

ATTEST:                  /s/John H. Beers
         -------------------------------------------
                John H. Beers, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 2004.

                  SIGNATURE                   TITLE
                  ---------                   -----

            /s/ Sal H. Alfiero                Director
_______________________________________
               *Sal H. Alfiero

            /s/ Jean Blackwell                Director
_______________________________________
               *Jean Blackwell

         /s/ Peter C. Browning                Director
_______________________________________
            *Peter C. Browning

           /s/ Arthur P. Byrne                Director
_______________________________________
              *Arthur P. Byrne

        /s/ Sanford Cloud, Jr.                Director
_______________________________________
           *Sanford Cloud, Jr.

         /s/ Richard N. Cooper                Director
_______________________________________
            *Richard N. Cooper

           /s/ Gordon J. Davis                Director
_______________________________________
              *Gordon J. Davis

                  SIGNATURE                   TITLE
                  ---------                   -----
          /s/ Ann Maynard Gray                Director
_______________________________________
             *Ann Maynard Gray

             /s/ John E. Haire                Director
_______________________________________
                *John E. Haire

       /s/ Jerry J. Jasinowski                Director
_______________________________________
          *Jerry J. Jasinowski

         /s/ Thomas S. Johnson                Director
_______________________________________
            *Thomas S. Johnson

       /s/ Marilyn E. LaMarche                Director
_______________________________________
          *Marilyn E. LaMarche

          /s/ Robert G. Wilson                Director
_______________________________________
             *Robert G. Wilson

             /s/ Dona D. Young                Director, President, Chairman of
_______________________________________       the Board and Chief Executive
                *Dona D. Young                Officer.

  By: /s/ Richard J. Wirth
   -----------------------
* Richard J. Wirth as Attorney-in-Fact pursuant to Powers of Attorney on file with the Depositor

                                       S-2